[Background graphic omitted]
[Side bar ARK FUNDS graphic omitted]


[ARK Logo Omitted] ARK FUNDS CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.

APRIL 30, 2002  Annual Report

                U.S. Treasury Money Market Portfolio

                 U.S. Government Money Market Portfolio

                   Money Market Portfolio

                    Tax-Free Money Market Portfolio

                     Pennsylvania Tax-Free Money Market Portfolio

                      Short-Term Treasury Portfolio

                       Short-Term Bond Portfolio

                        Maryland Tax-Free Portfolio

                         Pennsylvania Tax-Free Portfolio

                          Intermediate Fixed Income Portfolio

                           U.S. Government Bond Portfolio

                            Income Portfolio

                             Balanced Portfolio

                              Equity Income Portfolio

                               Value Equity Portfolio

                                Equity Index Portfolio

                                 Blue Chip Equity Portfolio

                                  Capital Growth Portfolio

                                   Mid-Cap Equity Portfolio

                                    Small-Cap Equity Portfolio

                                     International Equity Portfolio

                                      Emerging Markets Equity Portfolio



                                     Managed by Allied Investment Advisors, Inc.

[Background graphic omitted]

CONTENTS

  Letter to Shareholders ..........................................    1

  Economic and Investment Review ..................................    2

  MONEY MARKET PORTFOLIOS
  Management Discussion and Analysis / Schedules of Investments ...    5

  FIXED INCOME PORTFOLIOS
  Management Discussion and Analysis / Schedules of Investments ...   23

  EQUITY PORTFOLIOS
  Management Discussion and Analysis / Schedules of Investments ...   53

  Statements of Assets and Liabilities ............................  100

  Statements of Operations ........................................  104

  Statements of Changes in Net Assets .............................  108

  Financial Highlights ............................................  114

  Notes to Financial Statements ...................................  122

  Independent Auditors' Report ....................................  136

  Notice to Shareholders ..........................................  137

 This report and the financial statements contained herein are submitted for the general information of shareholders of the ARK Funds and do not constitute investment advice. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for each of the portfolios included. Shares of the portfolios are not deposits of any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested. The views in this report are those of the respective portfolio manager as of April 30, 2002, and may not reflect the managers' views as of the date this report was first published or anytime thereafter.

                                                      LETTER TO SHAREHOLDERS   1

JUNE 2002

Dear Shareholders,

The past twelve months presented all of us with many challenges with which we had to cope - from recession to terrorist attacks to tumbling interest rates and volatile markets. We are proud that we have increased assets during this very difficult time. As a fund family, we have grown to over $7.1 billion in assets as of April 30, 2002.

With this Annual Report, we are pleased to give you updated performance, holdings, and diversification information for the ARK Funds Money Market, Fixed Income and Equity Portfolios as of April 30, 2002, as well as each portfolio manager's economic analysis.

The ARK name is popping up in newspapers and periodicals, on television and the Internet. In May 2002, ARK Small-Cap Equity Portfolio Manager Gil Knight was the featured guest on Maryland Public Television's WALL STREET WEEK. We are very proud to have earned much positive recognition of our accomplishments.

ARK Funds' web site is not what it used to be - IT'S EVEN BETTER! This is how we announced the launch of our redesigned web site in May 2002, which includes enhanced tools and exciting new features that make it easier for visitors to become better-informed investors. We encourage you to visit our site at WWW.ARKFUNDS.COM.

Thank you for investing in the ARK Funds. We look forward to continuing to help you meet your financial goals.


                                       Sincerely,

                                       /s/William H. Cowie, Jr.

                                       William H. Cowie, Jr.
                                       Chairman


                                               ANNUAL REPORT  /   April 30, 2002

2   ECONOMIC AND INVESTMENT REVIEW

[J. Eric Leo Photo Omitted]

APRIL 2002

DEAR ARK FUNDS INVESTOR,

The fiscal year ended 4/30/02 was event-filled, encompassing the horrific events of 9/11, a war on terrorism, a recession followed by the start of an economic recovery, the Enron crisis, the near implosion of the U.S. telecommunication industry, continued terrorist threats against the U.S., the increasing risk of nuclear war between Pakistan and India, and very volatile financial markets. In spite of these events, the U.S. economy has performed admirably thanks in part to the tenacity of U.S. consumers. During the fiscal year, the economic environment in the U.S. was a "Tale of Two Economies". The first economy was the U.S. consumer, which represented two thirds of total Gross Domestic Product
(GDP). This economy was led by solid housing and auto sales, despite the influences of a U.S. recession. The second economy concerns industrial production, which remained in deep recession and was especially painful for the technology and telecommunication industries. As the fiscal year closed, markets were adjusting to an expected slowing of GDP growth from the 5.6% rate of the first calendar quarter to a more sustainable 3-3 1/2 % estimated rate for the balance of the year. First quarter GDP was stronger than expected due to restocking of business inventories from abnormally low levels maintained in 9/11's aftermath. Corporate profits, especially technology-related, continued to disappoint. This weakness created a significant sell off in technology companies which offset the gains this group experienced during the fourth quarter of 2001. Layoffs mounted as corporate managements failed to see much "light at the end of the tunnel". While the capital spending environment continued to deteriorate, consumer confidence managed to rise. The outlook for bonds became brighter as the direction of inflation and interest rates shifted from rising to falling, based on expectations of a more moderate than expected GDP in the second half of 2002.

For most of the fiscal year mid- and small-cap value portfolios were the best performers. The worst performing classifications were large capitalization growth portfolios. Large-cap growth is an area of focus for many of the ARK Funds and this negatively impacted the Balanced, Capital Growth, and Blue Chip Equity Portfolios. However, to help put the equity markets in perspective, the companies representing the largest 10% of the S&P 500 Index accounted for much of the negative performance, while the bottom 90% generally had positive returns. This is a complete reversal from the late 1990's - a period during which the largest growth companies typically dominated market performance. At current levels, the S&P 500 Index has redressed most of the valuation differentials between market capitalization segments as well as narrowed the valuation gap between growth vs. value securities when forward earnings are factored into the equation.

The fixed income markets were also volatile, but returns were once again generally positive with many longer-maturity bond funds providing solid single digit returns. Fiscal 2002 was nonetheless difficult for fixed income managers who owned bonds in the corporate sector. In the post-Enron environment, corporate bonds performed very much like equities as managers had to balance the rapidly changing economic environment in light of many companies being subject to dramatic deterioration in credit quality and bankruptcy filings. Many investors fled any sector that was suspected or

[sidebar text]

TO HELP PUT THE EQUITY MARKETS IN
PERSPECTIVE, THE COMPANIES
REPRESENTING THE LARGEST 10% OF THE
S&P 500 INDEX ACCOUNTED FOR MUCH OF
THE NEGATIVE PERFORMANCE, WHILE
THE BOTTOM 90% GENERALLY HAD
POSITIVE RETURNS.

APRIL 30, 2002  /   ANNUAL REPORT

                                              ECONOMIC AND INVESTMENT REVIEW   3

rumored to be in trouble, which led to companies losing their access to capital and suffering credit degradations. The ARK Short-Term Bond and Intermediate Fixed Income Portfolios were particularly hard hit by the credit problems in the telecommunication industry.

Hopefully the industrial portion of the economy will, or has, begun a more classic rebound for the second half of the calendar year. The main factors governing the magnitude of the industrial recovery will be corporate profit growth and the duration of a rising earnings stream. Once there is confidence in the duration of improving profit growth, there should be a greater propensity for corporations to increase capital spending which in turn should help support additional profit growth in other sectors. We believe a capital spending rebound will have the greatest benefit for the technology and telecommunication industries. This is because most companies in all industries have very little product pricing flexibility and combined with rising labor, insurance, and health care costs, applying technology tends to be the most cost-effective means of increasing productivity. We feel the high and rising productivity rate in the U.S. provides our country with a strong advantage over competing nations.

Unfortunately, high volatility will most likely remain in our securities markets for quite some time. Investors' love/hate relationship with technology companies will continue until fundamentals improve. Terror threats, high tension in the Middle East, and the possibility of a nuclear exchange between India and Pakistan will also keep investors on edge. The Enron hangover will also continue to weigh on the financial markets for longer than we earlier thought. The good news from Enron's demise is that many overdue positive changes should occur, providing investors with higher-quality earnings reports and a rebalance of management incentives to promote long-term value to businesses.

The U.S. economy certainly seems to have more than its fair share of issues and problems in the current environment. However, once problems are discovered in our country, corrective action is often swift and painful. We believe this flexibility to dynamically adjust rapidly to change is a major U.S. strength that gives us tremendous advantages over competing economies, businesses, or for that matter, our enemies. Furthermore, we feel the economic recovery appears to be in place, and in the wake of Enron as well as the overvaluation bubble, the forecasts of corporate managements and Wall Street analysts will likely err on the conservative side going forward. This will potentially set the stage for many companies to report a positive earnings surprise. Sector rotation should remain high and eventually favor not only technology companies but also large capitalization growth companies, especially now that global economic growth has improved and the U.S. dollar has retrenched making U.S. exports more attractive overseas.



                                       Sincerely,

                                       /s/J. Eric Leo

                                       J. Eric Leo

                                       Chief Investment Officer
                                       Allied Investment Advisors, Inc.

[sidebar text]

WE BELIEVE THIS FLEXIBILITY TO
DYNAMICALLY ADJUST RAPIDLY TO CHANGE
IS A MAJOR U.S. STRENGTH THAT GIVES
US TREMENDOUS ADVANTAGES OVER
COMPETING ECONOMIES, BUSINESSES,
OR FOR THAT MATTER, OUR ENEMIES.



                                               ANNUAL REPORT  /   April 30, 2002

The ARK Funds Family
    THE ARK FUNDS FAMILY OFFERS A COMPREHENSIVE RANGE OF MONEY MARKET, FIXED INCOME, AND EQUITY PORTFOLIOS DESIGNED TO MEET BOTH SHORT- AND LONG-TERM NEEDS. WHETHER YOU'RE LOOKING TO ENHANCE SHORT-TERM INCOME, GAIN TAX ADVANTAGES, OR ACHIEVE LONG-TERM GROWTH, ARK FUNDS OFFERS A VARIETY OF MUTUAL FUND SOLUTIONS.



Equity portfolios

BALANCED
EQUITY INCOME
VALUE EQUITY
EQUITY INDEX
BLUE CHIP EQUITY
CAPITAL GROWTH
MID-CAP EQUITY
SMALL-CAP EQUITY
INTERNATIONAL EQUITY
EMERGING MARKETS EQUITY

                               [ARK Logo Omitted]

                                                   Fixed Income portfolios

                                                       SHORT-TERM TREASURY
                                                           SHORT-TERM BOND
                                                         MARYLAND TAX-FREE
                                                     PENNSYLVANIA TAX-FREE
                                                 INTERMEDIATE FIXED INCOME
                                                      U.S. GOVERNMENT BOND
                                                                    INCOME


                                                   Money Market portfolios

                                                U.S. TREASURY MONEY MARKET
                                              U.S. GOVERNMENT MONEY MARKET
                                                              MONEY MARKET
                                                     TAX-FREE MONEY MARKET
                                        PENNSYLVANIA TAX-FREE MONEY MARKET



As a rule, investments, such as stocks, with greater perceived risks also have the potential for greater returns than fixed income investments. Keep in mind stocks also have greater price fluctuations ("volatility") and risks than fixed income investments, which may not make them appropriate for the short-term investor or those whose primary concern is preservation of principal amount invested. If you are investing for the long-term and will not need your investment for several years in the future, then investing in an equity-based mutual fund may be appropriate. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

[Background graphic omitted]
[Sidebar ARK Funds graphic omitted}


                                                     MONEY MARKET PORTFOLIOS   5

                                  Money Market
                                   Portfolios


OUR MONEY MARKET INVESTMENT MANAGEMENT PHILOSOPHY IS DEFINED BY THREE
OBJECTIVES: TO PRESERVE PRINCIPAL, TO MAINTAIN DAILY LIQUIDITY, AND TO MAXIMIZE CURRENT INCOME. TO ACHIEVE THESE OBJECTIVES, WE ACTIVELY MANAGE THE MONEY MARKET PORTFOLIOS UTILIZING OUR CONSERVATIVE AND HIGHLY DISCIPLINED RELATIVE-VALUE APPROACH, WHICH IS CONSTANTLY MONITORED AND REVIEWED TO ENSURE THAT OUR SHAREHOLDERS' GOALS ARE REALIZED.

TO PRESERVE PRINCIPAL, WE CONSIDER ONLY THOSE ISSUERS THAT PASS OUR STRINGENT CREDIT EVALUATION PROCESS. THE GOAL OF THE CREDIT EVALUATION PROCESS IS TO SELECT HIGH- QUALITY ISSUERS THAT PRESENT MINIMAL CREDIT RISK. THE EVALUATION PROCESS IS BASED ON BOTH QUANTITATIVE AND QUALITATIVE FACTORS THAT HIGHLIGHT THE ISSUER'S ABILITY TO MAINTAIN ITS CREDIT RATING AND LEADING INDUSTRY POSITION. ISSUERS ARE MONITORED AND REVIEWED BY THE ALLIED INVESTMENT ADVISORS INVESTMENT POLICY COMMITTEE, WHICH IS COMPRISED OF SENIOR PERSONNEL FROM ALLIED INVESTMENT ADVISORS, INC. (AIA).

TO PROVIDE DAILY LIQUIDITY, WE MANAGE OUR MATURITIES AND ENGAGE IN OVERNIGHT REPURCHASE AGREEMENTS SEEKING TO OBTAIN THE HIGHEST SHORT-TERM CREDIT RATINGS. EACH REPURCHASE AGREEMENT IS COLLATERALIZED BY U.S. TREASURY OR U.S. GOVERNMENT AGENCY COLLATERAL.

TO MAXIMIZE CURRENT INCOME, WE ACTIVELY MANAGE THE PORTFOLIOS. WE SEEK TO TAKE ADVANTAGE OF SHORT-LIVED TRADING OPPORTUNITIES AND MARKET INEFFICIENCIES BY EMPLOYING A RELATIVE-VALUE APPROACH THAT EMPHASIZES SECURITY SELECTION.

EACH PORTFOLIO'S STRATEGY STARTS WITH AN AVERAGE MATURITY DECISION. THIS DECISION IS DETERMINED BY A NUMBER OF FACTORS, SUCH AS ANALYSIS OF OUR SHAREHOLDERS' LIQUIDITY NEEDS, EXPECTED FEDERAL RESERVE MONETARY POLICY AND YIELD CURVE, AND IMPLIED FORWARD INTEREST-RATE ANALYSIS.

UPON DETERMINING A PORTFOLIO'S AVERAGE MATURITY, WE ANALYZE EACH MARKET SECTOR TO DETERMINE WHICH SECTORS ARE CHEAP, THUS PROVIDING VALUE, AND WHICH SECTORS ARE EXPENSIVE. INDIVIDUAL SECURITIES ARE THEN SELECTED. THIS IN-DEPTH ANALYSIS ALLOWS US TO IDENTIFY MARKET INEFFICIENCIES AND TRADING OPPORTUNITIES.

[Graphic omitted]

6       MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

[James M. Hannan Photo Omitted]

JAMES M. HANNAN

PORTFOLIO MANAGER

JAMES M. HANNAN IS MANAGER OF THE U.S.
TREASURY MONEY MARKET, U.S. GOVERNMENT
MONEY MARKET, MONEY MARKET, TAX-FREE MONEY
MARKET, PENNSYLVANIA TAX-FREE MONEY MARKET,
SHORT-TERM TREASURY, AND OTHER ARK FUNDS
PORTFOLIOS. HE IS ALSO RESPONSIBLE FOR SEVERAL
SEPARATELY MANAGED INSTITUTIONAL PORTFOLIOS.
MR. HANNAN HAS BEEN A PRINCIPAL OF AIA AND
PORTFOLIO MANAGER SINCE 1996 AND A VICE
PRESIDENT OF ALLFIRST TRUST SINCE 1987.
HE HAS MORE THAN 14 YEARS OF EXPERIENCE IN
THE INVESTMENT INDUSTRY.

U.S. Treasury Money Market
U.S. Government Money Market
Money Market
Tax-Free Money Market
Pennsylvania Tax-Free Money Market


Management Discussion and Analysis

     This past year was another positive one for the ARK Money Market Portfolios, as each Portfolio continued to seek its investment objectives of maximizing current income and providing liquidity and security of principal. The Portfolios grew by $800 million during the fiscal year as total money market assets topped $4.7 billion as of April 30, 2002. At the beginning of the fiscal year, we introduced the ARK Pennsylvania Tax-Free Money Market Portfolio. This is our first state-specific tax-free money market portfolio, and it invests primarily in municipal securities issued by entities within the state of Pennsylvania. Dividend income to shareholders of this Portfolio is exempt from Federal and Pennsylvania state income taxes.

     The money market interest rate environment was dominated by the Federal Reserve's aggressive easing of monetary policy. During the fiscal year the Fed eased seven times, reducing the Fed Funds target by 225 basis points to a 40-year low of 1.75%. The accommodative Fed policy resulted from the first economic recession in over ten years. The unemployment rate rose from 4% at the start of 2001 to a 7 1/2 year high of 6%. The economy lost over
     1.1 million jobs in 2001, the highest annual job loss rate since 1982. The manufacturing sector was especially hard hit as the capacity utilization rate declined to its lowest level since 1983. The good news with respect to the economy is that the recession was short-lived and rather shallow when compared to past economic downturns. The economy experienced only one quarter of negative growth, the third quarter of 2001, as measured by Gross Domestic Product. It appears that an economic recovery is underway as the economy expanded at a strong 5.6% during the first quarter of 2002. The catalyst for the rebound has been the stimulative fiscal and monetary policies, additional tax cuts, and strong inventory rebuilding. At the March 19 Federal Open Market Committee meeting, the Fed took the first step towards tightening monetary policy by moving from an easing bias to a neutral bias. However, given the uncertainty surrounding the strength of the economic recovery and low inflation environment, we expect the Fed to raise interest rates at a more moderate pace and to begin this process during either the late summer or the early fall of this year.

     During the first quarter of this year we selectively purchased higher-yielding, longer-dated securities given our expectation that the market was overestimating the timing and magnitude of Fed tightening that was expected over the next six months. Looking forward, we will monitor the strength of the economic recovery with particular attention to the unemployment rate since we believe that the Fed will not begin tightening until the unemployment rate stops rising. We will continue to utilize a barbelled portfolio structure to take advantage of the steep yield curve. Once we become more confident in the economic recovery we may increase our allocation to floating rate securities to take advantage of rising interest rates. As always, we will continue to utilize our conservative relative value investment process.



April 30, 2002  /   ANNUAL REPORT

                                                   MONEY MARKET PORTFOLIOS     7

Performance as of April 30, 2002

U.S. TREASURY MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
                                                             iMoneyNet, Inc.
                Inst'l       Class A       Inst'l II               100%
             Class Shares     Shares      Class Shares    U.S. Treasury Average+
--------------------------------------------------------------------------------
Seven Day
Simple Yield    1.46%         1.22%          1.38%                1.25%
--------------------------------------------------------------------------------

[Line Graph Omitted]
Plot points are as follows:

THIRTY-DAY YIELD COMPARISON
THIRTY-DAY YIELD (%)

          U.S. Treasury  U.S. Treasury   U.S. Treasury     iMoneyNet,
          Money Market   Money Market    Money Market         Inc.
            Portfolio,     Portfolio,      Portfolio,         100%
          Institutional     Class A    Institutional II   U.S. Treasury
          Class Shares      Shares       Class Shares        Average
--------------------------------------------------------------------------------
05/31/01      3.87           3.64             3.8              3.8
06/30/01      3.69           3.46            3.61             3.36
07/31/01      3.54            3.3            3.46             3.22
08/31/01      3.44           3.21            3.37             3.08
09/30/01      3.07           2.84            2.99             2.77
10/31/01      2.61           2.38            2.53             2.38
11/30/01      2.44           2.21            2.37             2.07
12/31/01      1.87           1.64            1.79             1.62
01/31/02      1.62           1.39            1.55             1.41
02/28/02      1.49           1.26            1.42             1.31
03/31/02      1.46           1.23            1.39             1.25
04/30/02      1.46           1.23            1.39             1.26


U.S. GOVERNMENT MONEY MARKET PORTFOLIO

-----------------------------------------------------------------------------------------------
                                                    iMoneyNet, Inc. Gov't.   iMoneyNet, Inc.
                Inst'l      Class A       Inst'l II    Only Institutions       U.S. Gov't &
             Class Shares    Shares     Class Shares    Only Average+        Agencies Average+
-----------------------------------------------------------------------------------------------
Seven Day
Simple Yield    1.61%         1.38%         1.54%           1.47%                 1.22%
-----------------------------------------------------------------------------------------------

[Line Graph Omitted]
Plot points are as follows:

THIRTY-DAY YIELD COMPARISON
THIRTY-DAY YIELD (%)

         U.S. Government    U.S. Government    U.S. Government       iMoneyNet,        iMoneyNet,
          Money Market       Money Market       Money Market            Inc.              Inc.
            Portfolio,         Portfolio,        Portfolio,        Government Only   U.S. Government
          Institutional         Class A       Institutional II    Institutions Only   & Agencies
          Class Shares          Shares          Class Shares           Average           Average
-----------------------------------------------------------------------------------------------------
05/31/01        4                3.77               3.93                 3.96             3.87
06/30/01      3.79               3.56               3.73                 3.62             3.5
07/31/01      3.57               3.34               3.5                  3.42             3.27
08/31/01      3.42               3.19               3.35                 3.31             3.11
09/30/01      3                  2.76               2.93                 2.89             2.72
10/31/01      2.45               2.22               2.38                 2.37             2.24
11/30/01      2.15               1.92               2.08                 2.04             1.87
12/31/01      1.84               1.61               1.77                 1.7              1.54
01/31/02      1.75               1.52               1.68                 1.57             1.37
02/28/02      1.72               1.49               1.65                 1.51             1.3
03/31/02      1.68               1.45               1.61                 1.47             1.23
04/30/02      1.63               1.4                1.56                 1.47             1.22


MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------
                                                                      iMoneyNet, Inc.
                  Inst'l     Class A   Class B      Inst'l II     1st Tier Institutional      iMoneyNet, Inc.
              Class Shares    Shares    Shares     Class Shares       Only Average+         1st Tier Average+
--------------------------------------------------------------------------------------------------------------
Seven Day
Simple Yield     1.73%         1.50%     1.01%         1.66%               1.57%                   1.19%

[Line Graph Omitted]
Plot points are as follows:

THIRTY-DAY YIELD COMPARISON
THIRTY-DAY YIELD (%)

          Money Market   Money Market    Money Market    Money Market    iMoneyNet, Inc.      iMoneyNet,
            Portfolio,     Portfolio,      Portfolio,      Portfolio,       First Tier           Inc
          Institutional     Class A         Class B    Institutional II Institutions Only   First Tier
          Class Shares      Shares          Shares       Class Shares        Average          Average
--------------------------------------------------------------------------------------------------------
05/31/01      4.38           4.15            3.46            4.31             4.22              3.93
06/30/01      4.02           3.79            3.11            3.95             3.82              3.5
07/31/01      3.73           3.5             2.81            3.66             3.58              3.25
08/31/01      3.57           3.34            2.65            3.5              3.43              3.07
09/30/01      3.22           2.99             2.3            3.15             3.1               2.74
10/31/01      2.57           2.34            1.65            2.5              2.58              2.24
11/30/01      2.2            1.97            1.28            2.13             2.21              1.86
12/31/01      1.98           1.75            1.06            1.91             1.86              1.52
01/31/02      1.9            1.67            0.98            1.83             1.7               1.35
02/28/02      1.84           1.61            0.92            1.77             1.62              1.24
03/31/02      1.73           1.49            0.81            1.65             1.57              1.2
04/30/02      1.73           1.5             0.86            1.66             1.57              1.2


Past performance is not predictive of future performance.
+ The performance of the iMoneyNet, Inc. averages do not include operating expenses that are incurred by each Portfolio.

                                                  ANNUAL REPORT / April 30, 2002

8   MONEY MARKET PORTFOLIOS

Performance as of April 30, 2002

TAX-FREE MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                                          iMoneyNet, Inc.         iMoneyNet, Inc.
              Inst'l       Class A    Inst'l II       Tax Free Institutional      TF Stockbroker &
           Class Shares     Shares    Class Shares        Only Average +      General Purpose Average +
-------------------------------------------------------------------------------------------------------
Seven Day
Simple Yield    1.43%        1.20%        1.36%                 1.34%                    1.12%
-------------------------------------------------------------------------------------------------------
[Line Graph Omitted]
Plot points are as follows:

THIRTY-DAY YIELD COMPARISON
THIRTY-DAY YIELD (%)

            Tax-Free       Tax-Free        Tax-Free         iMoneyNet,         iMoneyNet, Inc.
          Money Market   Money Market    Money Market          Inc.               Tax-Free
            Portfolio,     Portfolio,     Portfolio,         Tax-Free           Stockbroker &
          Institutional     Class A    Institutional II   Institutions Only    General Purpose
          Class Shares      Shares       Class Shares         Average              Average
-----------------------------------------------------------------------------------------------
05/31/01      3.02           2.79            2.95              3.1                  2.93
06/30/01      2.59           2.35            2.51              2.55                 2.38
07/31/01      2.31           2.08            2.24              2.26                 2.1
08/31/01      2.09           1.86            2.02              2.09                 1.92
09/30/01      1.94           1.71            1.87              1.96                 1.77
10/31/01      1.86           1.63            1.79              1.83                 1.63
11/30/01      1.5            1.27            1.43              1.56                 1.38
12/31/01      1.21           0.98            1.13              1.24                 1.04
01/31/02      1.09           0.86            1.02              1.12                 0.91
02/28/02      1.06           0.83            0.99              1.08                 0.88
03/31/02      1.08           0.85            1.01              1.1                  0.87
04/30/02      1.27           1.04            1.2               1.21                 1



PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------
                                                    iMoneyNet, Inc.            iMoneyNet, Inc.
                  Inst'l        Inst'l II      Tax Free State-Specific    Tax Free State Specific
              Class Shares     Class Shares     Institutional Average +        SB & GP Average +
-------------------------------------------------------------------------------------------------
Seven Day
Simple Yield     1.30%            1.30%                 1.29%                    1.08%
-------------------------------------------------------------------------------------------------


[Line Graph Omitted]
Plot points are as follows:

THIRTY-DAY YIELD COMPARISON
THIRTY-DAY YIELD (%)

          Pennsylvania      Pennsylvania                      iMoneyNet, Inc.
            Tax-Free          Tax-Free       iMoneyNet, Inc.       Tax-Free
          Money Market      Money Market        Tax-Free       State-Specific
            Portfolio,       Portfolio,      State-Specific     Stockbroker &
          Institutional   Institutional II    Institutional    General Purpose
          Class Shares      Class Shares         Average           Average
--------------------------------------------------------------------------------
05/31/01      2.57              1.64               2.97              2.79
06/30/01      2.32              2.32               2.4               2.25
07/31/01      2.02              2.02               2.15              1.99
08/31/01      1.76              1.76               1.98              1.8
9/30/01       1.65              1.65               1.88              1.67
10/31/01      1.57              1.57               1.74              1.55
11/30/01      1.28              1.28               1.48              1.28
12/31/01      1.01              1.01               1.13              0.95
01/31/02      0.9               0.9                1.03              0.84
02/28/02      0.97              0.97               1.02              0.82
03/30/02      1.03              1.03               1.05              0.84
04/30/02      1.19              1.19               1.16              0.95


Past performance is not predictive of future performance.
+ The performance of the iMoneyNet, Inc. averages do not include operating expenses that are incurred by each Portfolio.

April 30, 2002  /   ANNUAL REPORT

                                       U.S. TREASURY MONEY MARKET PORTFOLIO    9

[Bar Graph Omitted]
Plot points are as follows:
U.S. TREASURY MONEY MARKET PORTFOLIO
Diversification By Sector
% of Total Portfolio Investments

90% U.S. TREASURY BILLS
10% U.S. TREASURY NOTES


Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 100.1%

    U.S. TREASURY BILLS^
       2.015%, 09/12/02                  $ 10,773    $  10,692
                                         ---------------------
       1.980%, 05/23/02                     7,774        7,765
                                         ---------------------
       1.950%, 05/16/02                     9,108        9,101
                                         ---------------------
       1.930%, 05/16/02                       952          951
                                         ---------------------
       1.905%, 09/05/02                    16,880       16,766
                                         ---------------------
       1.865%, 10/24/02                     4,200        4,162
                                         ---------------------
       1.835%, 06/20/02                    12,854       12,821
                                         ---------------------
       1.830%, 10/17/02                    25,000       24,785
                                         ---------------------
       1.800%, 07/18/02                     3,125        3,113
                                         ---------------------
       1.800%, 07/25/02                    39,086       38,921
                                         ---------------------
       1.790%, 08/15/02                    11,517       11,456
                                         ---------------------
       1.780%, 06/27/02                     4,325        4,313
                                         ---------------------
       1.765%, 08/22/02                    25,115       24,976
                                         ---------------------
       1.760%, 08/22/02                     9,523        9,470
                                         ---------------------
       1.755%, 06/13/02                   124,231      123,970
                                         ---------------------
       1.750%, 05/02/02                       292          292
                                         ---------------------
       1.745%, 05/09/02                     9,382        9,378
                                         ---------------------
       1.745%, 06/06/02                     2,737        2,732
                                         ---------------------
       1.730%, 05/02/02                     8,359        8,359
                                         ---------------------
       1.725%, 05/09/02                    10,051       10,047
                                         ---------------------
       1.720%, 05/16/02                    20,042       20,028
                                         ---------------------
       1.720%, 06/06/02                     6,419        6,408
                                         ---------------------
       1.715%, 07/05/02                     1,617        1,612
                                         ---------------------
       1.710%, 08/08/02                    12,042       11,985
                                         ---------------------
       1.700%, 07/18/02                     4,714        4,697
                                         ---------------------
       1.695%, 07/05/02                       408          407
                                         ---------------------
       1.695%, 07/25/02                     2,625        2,614
                                         ---------------------
       1.660%, 07/18/02                       154          153

--------------------------------------------------------------
                                        Principal       Market
  Description                        Amount (000)   Value (000)
--------------------------------------------------------------
    U.S. TREASURY NOTES
       6.375%, 08/15/02                  $ 22,500    $  22,672
       5.750%, 10/31/02                    21,562       21,919
                                         ---------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $426,565)                                      $ 426,565
--------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1%
(COST $426,565)                                      $ 426,565
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- (0.1)%            $    (406)
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 426,159
--------------------------------------------------------------
^ The effective yield at time of purchase is shown as the rate on the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / APRIL 30, 2002

10   U.S. GOVERNMENT MONEY MARKET PORTFOLIO

[Bar Graph Omitted]
Plot points are as follows:

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Diversification By Sector
% of Total Portfolio Investments

57% U.S. GOVERNMENT AGENCY OBLIGATIONS
43% REPURCHASE AGREEMENTS

Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 57.0%
    FHLB
       7.250%, 05/15/02                  $ 20,000   $   20,023
                                         ---------------------
       6.879%, 07/15/02                    39,500       39,904
                                         ---------------------
       6.875%, 07/18/02                    10,700       10,776
                                         ---------------------
       6.750%, 05/01/02                    50,000       50,000
                                         ---------------------
       6.000%, 08/15/02                    10,495       10,609
                                         ---------------------
       5.125%, 01/13/03                    50,000       50,982
                                         ---------------------
       5.000%, 02/14/03                    25,000       25,468
                                         ---------------------
       2.125%, 11/06/02                    23,000       22,970
                                         ---------------------
       1.850%, 02/06/03                     7,000        7,000
                                         ---------------------
    FHLB++
       1.800%, 03/12/03                    10,000        9,995
                                         ---------------------
       1.743%, 08/23/02                    35,000       34,994
                                         ---------------------
       1.740%, 02/28/03                    30,000       29,985
                                         ---------------------
       1.714%, 02/28/03                    35,000       34,986
                                         ---------------------
    FHLMC
       6.625%, 08/15/02                    18,500       18,639
                                         ---------------------
       6.250%, 10/15/02                    60,000       61,033
                                         ---------------------
       5.500%, 05/15/02                    29,000       29,024
                                         ---------------------
       2.500%, 12/27/02                     7,000        7,000
                                         ---------------------
    FHLMC^
       1.840%, 11/07/02                    11,720       11,606
                                         ---------------------
       1.790%, 05/01/02                   100,000      100,000
                                         ---------------------
    FNMA
       6.750%, 08/15/02                    65,000       65,830
                                         ---------------------
       6.375%, 10/15/02                     5,000        5,099
                                         ---------------------
       5.950%, 10/16/02                     3,500        3,563
                                         ---------------------
    FNMA^
       2.450%, 11/15/02                    14,000       13,811
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    FNMA++
       1.800%, 09/05/02                  $ 54,000    $  53,996
                                         ---------------------
       1.790%, 05/01/02                    50,000       50,000
                                         ---------------------
       1.770%, 07/17/02                    85,920       85,596
                                         ---------------------
    SLMA^
       1.790%, 05/01/02                   100,000      100,000
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $952,889)                                      $ 952,889
--------------------------------------------------------------
REPURCHASE AGREEMENTS -- 42.7%
    FIRST BOSTON 1.870%, DATED 4/30/02,
    MATURES 05/01/02, REPURCHASE PRICE
    $70,003,636 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)             70,000       70,000
                                         ---------------------
    GOLDMAN SACHS GROUP 1.700%, DATED
    4/30/02, MATURES 05/01/02,REPURCHASE
    PRICE $14,438,614 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)             14,438       14,438
                                        ---------------------
    GOLDMAN SACHS GROUP, 1.870%, DATED
    4/30/02, MATURES  05/01/02, REPURCHASE
    PRICE $280,014,544 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)            280,000      280,000
                                        ---------------------
    SALOMON BROTHERS, 1.870%, DATED 4/30/02,
    MATURES 05/01/02, REPURCHASE PRICE
    $348,018,077 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)            348,000      348,000
                                        ---------------------
TOTAL REPURCHASE AGREEMENTS
(COST $712,438)                                     $  712,438
--------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
(COST $1,665,327)                                   $1,665,327
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 0.3%             $    4,315
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                          $1,669,642
--------------------------------------------------------------
^ The effective yield at time of purchase is shown as the rate on the Schedule of Investments.
++ Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect 4/30/02. The date shown is the stated maturity. FHLB -- Federal Home Loan Bank
   FHLMC -- Federal Home Loan Mortgage Corporation
   FNMA -- Federal National Mortgage Association
   SLMA -- Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.


April 30, 2002  /   ANNUAL REPORT

                                                       MONEY MARKET PORTFOLIO 11

[Bar Graph Omitted]
Plot points are as follows:

MONEY MARKET PORTFOLIO
Diversification By Sector
% of Total Portfolio Investments

36% COMMERCIAL PAPER
34% CORPORATE OBLIGATIONS
11% REPURCHASE AGREEMENTS
 7% CERTIFICATE OF DEPOSIT
 5% ASSET BACKED SECURITIES
 4% TAXABLE MUNICIPAL BONDS
 3% MASTER NOTES

Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
CORPORATE OBLIGATIONS -- 33.6%
    CONSUMER DISCRETIONARY -- 0.5%
    TARGET
                                         ---------------------
       9.750%, 07/01/02                   $ 8,600   $    8,682
                                         ---------------------
    TOTAL CONSUMER DISCRETIONARY                    $    8,682
--------------------------------------------------------------
    FINANCIALS -- 32.1%
    AMERICAN EXPRESS CENTURION++
       1.850%, 03/12/03                    10,000       10,000
                                         ---------------------
    ASSOCIATES N.A.
       6.500%, 07/15/02                     5,000        5,044
                                         ---------------------
    BANK OF AMERICA
      10.000%, 02/01/03                    11,900       12,530
                                         ---------------------
       7.750%, 07/15/02                     9,240        9,309
                                         ---------------------
    BANK OF AMERICA N.A.++
       2.100%, 12/09/02                    14,000       14,016
                                         ---------------------
    BANK ONE
       7.250%, 08/01/02                     9,500        9,616
                                         ---------------------
       6.400%, 08/01/02                    11,715       11,802
                                         ---------------------
    BETA FINANCE, MTN+
       4.170%, 05/10/02                    23,000       23,000
                                         ---------------------
    CAPITAL ONE FUNDING, SER 1995-C++
       2.000%, 10/01/15                     1,000        1,000
                                         ---------------------
    CAPITAL ONE FUNDING, SER 1996-H++
       2.000%, 10/01/21                     1,500        1,500
                                         ---------------------
    CIT GROUP
       6.375%, 08/01/02                     5,150        5,178
                                         ---------------------
    CITICORP
       8.000%, 02/01/03                     4,305        4,477
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    CITIGROUP, SER A, MTN
       7.450%, 06/06/02                   $14,000   $   14,049
                                         ---------------------
    FIRST UNION
       7.300%, 12/01/02                     8,050        8,259
                                         ---------------------
    FLEETBOSTON FINANCIAL, SER P, MTN++
       2.000%, 05/01/02                    25,000       25,000
                                         ---------------------
    GOLDMAN SACHS GROUP+
       6.600%, 07/15/02                    30,000       30,288
                                         ---------------------
    GOLDMAN SACHS GROUP, MTN+
       6.250%, 02/01/03                     4,930        5,064
                                         ---------------------
    GOLDMAN SACHS GROUP, MTN+++
       2.160%, 05/13/03                    10,000       10,000
                                         ---------------------
    HELLER FINANCIAL
       6.400%, 01/15/03                     9,000        9,234
                                         ---------------------
    HOUSEHOLD FINANCE
       7.625%, 01/15/03                     3,500        3,612
                                         ---------------------
       6.875%, 03/01/03                     1,500        1,546
                                         ---------------------
       5.875%, 11/01/02                     3,000        3,046
                                         ---------------------
    HOUSEHOLD FINANCE, MTN
       6.125%, 07/15/02                     3,865        3,891
                                         ---------------------
    HOUSEHOLD FINANCE, MTN++
       2.330%, 04/04/03                     2,950        2,951
                                         ---------------------
    HOUSEHOLD FINANCE, SER 3, MTN++
       1.920%, 09/26/02                    30,000       30,000
                                         ---------------------
    JOHN DEERE CAPITAL, SER D, MTN
       4.170%, 06/10/02                    10,000       10,000
                                         ---------------------
    JP MORGAN CHASE
       7.500%, 02/01/03                     2,000        2,071
                                         ---------------------
    LEHMAN BROTHERS HOLDINGS
       8.750%, 05/15/02                     9,500        9,517
                                         ---------------------
       7.000%, 10/01/02                     5,000        5,071
                                         ---------------------
    LEHMAN BROTHERS HOLDINGS, SER D, MTN
       7.850%, 08/12/02                     3,600        3,638
                                         ---------------------
    LEHMAN BROTHERS HOLDINGS, SER F, MTN
       7.000%, 05/15/03                     9,130        9,499
                                         ---------------------
    MERRILL LYNCH, SER B, MTN
       4.210%, 06/05/02                    13,800       13,800
                                         ---------------------
    MERRILL LYNCH, SER B, MTN++
       1.920%, 01/07/03                    15,300       15,300
                                         ---------------------
    MORGAN STANLEY DEAN WITTER
       1.870%, 05/28/02                    25,000       25,000
                                         ---------------------

                                                  ANNUAL REPORT / April 30, 2002

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    PNC FUNDING
       6.950%, 09/01/02                   $26,325   $   26,691
                                         ---------------------
    SALOMON SMITH BARNEY HOLDINGS
       6.125%, 01/15/03                     4,340        4,449
                                         ---------------------
    SALOMON SMITH BARNEY HOLDINGS,
    SER I, MTN++
       2.040%, 08/07/02                    24,150       24,162
                                         ---------------------
    SIGMA FINANCE
       2.570%, 10/07/02                    25,000       25,000
                                         ---------------------
       1.900%, 10/23/02                    23,000       23,000
                                         ---------------------
    VERIZON GLOBAL
       2.060%, 04/14/03                    25,000       24,997
                                         ---------------------
    WACHOVIA
       8.000%, 11/15/02                    12,200       12,570
                                         ---------------------
    WELLS FARGO BANK N.A.++
       1.805%, 01/15/03                    10,000        9,997
                                         ---------------------
    WELLS FARGO FINANCIAL
       6.375%, 07/16/02                    29,000       29,149
                                         ---------------------
    TOTAL FINANCIALS                                $  528,323
--------------------------------------------------------------
    FINANCIALS
    (MISCELLANEOUS BUSINESS SERVICES) -- 1.0%

    BOB SUMEREL TIRE, SER 1999++
       2.100%, 04/01/19                     4,870        4,870
                                         ---------------------
    ELSINORE PROPERTIES LP, SER 1999++
       2.100%, 01/01/29                     9,700        9,700
                                         ---------------------
    TRAP ROCK INDUSTRY, SER 1997++
       1.900%, 10/01/12                     1,100        1,100
                                         ---------------------
    TOTAL FINANCIALS
    (MISCELLANEOUS BUSINESS SERVICES)               $   15,670
--------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $552,675)                                     $  552,675
--------------------------------------------------------------
COMMERCIAL PAPER -- 35.9%

    FINANCIALS
    (MISCELLANEOUS BUSINESS SERVICES)-- 0.3%

    REYNOLDS ROAD FITNESS, SER 1998++
       2.100%, 01/01/19                     5,655        5,655
                                         ---------------------
    TOTAL FINANCIALS
    (MISCELLANEOUS BUSINESS SERVICES)               $    5,655
--------------------------------------------------------------
FINANCIALS -- 35.6%

    ATLANTIS ONE FUNDING
       1.890%, 06/04/02                    20,000       19,964
                                         ---------------------
       1.850%, 07/15/02                     2,700        2,690
                                         ---------------------
       1.640%, 05/15/02                    47,000       46,970
                                         ---------------------

--------------------------------------------------------------
                                        PRINCIPAL       MARKET
  DESCRIPTION                         AMOUNT (000)  VALUE (000)
--------------------------------------------------------------
    BAVARIA
       1.830%, 05/08/02                   $ 4,000   $    3,999
                                         ---------------------
    BEAR STEARNS
       1.910%, 06/10/02                    25,000       24,947
                                         ---------------------
    BETA FINANCE
       1.820%, 05/08/02                     2,750        2,749
                                         ---------------------
       1.810%, 05/07/02                     3,000        2,999
                                         ---------------------
    CIESCO
       1.810%, 05/03/02                    20,700       20,698
                                         ---------------------
    CORPORATE ASSET FUNDING
       1.800%, 05/14/02                    47,600       47,569
                                         ---------------------
    CORPORATE RECEIVABLES
       1.800%, 05/17/02                    68,000       67,946
                                         ---------------------
    CXC
       1.830%, 05/17/02                    50,000       49,959
                                         ---------------------
       1.790%, 05/14/02                    15,000       14,990
                                         ---------------------
    DELAWARE FUNDING
       1.890%, 06/10/02                    30,000       29,937
                                         ---------------------
       1.790%, 05/10/02                    30,000       29,986
                                         ---------------------
    EDISON ASSET SECURITIZATION
       1.790%, 05/02/02                    75,000       74,996
                                         ---------------------
    FALCON ASSET SECURITIZATION
       1.910%, 07/02/02                     5,345        5,327
                                         ---------------------
       1.810%, 06/05/02                    29,221       29,170
                                         ---------------------
       1.780%, 05/17/02                    23,273       23,255
                                         ---------------------
    GOLDMAN SACHS GROUP++
       1.890%, 02/19/03                    28,000       28,000
                                         ---------------------
    UBS FINANCE
       1.900%, 05/01/02                    60,000       60,000
                                         ---------------------
    TOTAL FINANCIALS                                $  586,151
--------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $591,806)                                     $  591,806
--------------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 4.8%

    CALIFORNIA -- 0.5%

    RIVERSIDE COUNTY COP, BANKRUPTCY
    COURTHOUSE, COMMERZBANK AG LOC
    [DOUBLE S OMITTED]
       1.850%, 11/01/27                     7,600        7,600
                                         ---------------------
    TOTAL CALIFORNIA                                $    7,600
--------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                           MONEY MARKET PORTFOLIO (CONTINUED) 13

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    ILLINOIS -- 0.5%

    ILLINOIS STATE, HEALTH FACILITIES
    AUTHORITY RB, LOYOLA UNIVERSITY
    HEALTH FACILITIES PROJECT, SER C, MBIA
    [DOUBLE S OMITTED]
       1.850%, 07/01/24                   $ 8,500   $    8,500
                                         ---------------------
    TOTAL ILLINOIS                                  $    8,500
--------------------------------------------------------------
    MARYLAND -- 0.3%

    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES RB, CHARLESTOWN,
    SER B, FIRST UNION NATIONAL BANK LOC
    [DOUBLE S OMITTED]
       2.000%, 01/01/28                     4,800        4,800
                                         ---------------------
    TOTAL MARYLAND                                  $    4,800
 --------------------------------------------------------------
    NEW JERSEY -- 0.2%

    NEW JERSEY ECONOMIC DEVELOPMENT
    AUTHORITY REVENUE, FIRST UNION
    NATIONAL BANK LOC [DOUBLE S OMITTED]
       1.930%, 10/01/15                     3,800        3,800
                                         ---------------------
    TOTAL NEW JERSEY                                $    3,800
--------------------------------------------------------------
    NEW YORK -- 1.8%

    NEW YORK CITY, SER B-11
       1.850%, 05/20/02                    30,000       30,000
                                         ---------------------
    TOTAL NEW YORK                                  $   30,000
--------------------------------------------------------------
    NORTH CAROLINA -- 0.4%

    DURHAM COP, SER B
    [DOUBLE S OMITTED]
       2.100%, 07/01/03                     1,500        1,500
                                         ---------------------
    WINSTON-SALEM COP
       1.820%, 05/10/02                     5,000        5,000
                                         ---------------------
    TOTAL NORTH CAROLINA                            $    6,500
--------------------------------------------------------------
    TEXAS -- 1.1%

    TEXAS STATE GO, VETERANS HOUSING
    ASSISTANCE PROGRAM, SER A-2
    [DOUBLE S OMITTED]
    2.050%, 12/01/29                       10,000       10,000
                                         ---------------------
    TEXAS STATE GO, VETERANS LAND
    REFUNDING PROGRAM, SER B
    [DOUBLE S OMITTED]
       2.050%, 12/01/09                     8,920        8,920
                                         ---------------------
    TOTAL TEXAS                                     $   18,920
--------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(COST $80,120)                                      $   80,120
--------------------------------------------------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.0%

    CHASE MANHATTAN AUTO OWNER TRUST,
    SER 2001-B, CL A1
       2.180%, 11/15/02                   $ 8,922   $    8,922
                                         ---------------------
    FORD CREDIT AUTO OWNER TRUST,
    SER 2002-A, CL A1
       1.820%, 10/15/02                     5,119        5,119
                                         ---------------------
    FORD CREDIT AUTO OWNER TRUST,
    SER 2002-B, CL A1
       2.010%, 12/16/02                    22,455       22,455
                                         ---------------------
    HONDA AUTO RECEIVABLES OWNER TRUST,
    SER 2002-1, CL A1
       1.820%, 02/18/03                    29,719       29,719
                                         ---------------------
    HONDA AUTO RECEIVABLES OWNER TRUST,
    SER 2001-3, CL A1
       2.389%, 11/08/02                    16,835       16,835
                                         ---------------------
TOTAL ASSET-BACKED SECURITIES
(COST $83,050)                                      $   83,050
--------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 6.5%

    FINANCIAL -- 6.5%
    ABBEY NATIONAL N.A.
       2.720%, 12/27/02                    15,000       15,002
                                         ---------------------
    CANADIAN IMPERIAL BANK -
    NY COMMERCIAL BANK++
       1.775%, 12/16/02                    52,000       51,989
                                         ---------------------
    SOCIETE GENERALE NY++
       1.763%, 12/16/02                    40,000       39,988
                                         ---------------------
    TOTAL FINANCIALS                                $  106,979
--------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(COST $106,979)                                     $  106,979
--------------------------------------------------------------
MASTER NOTES -- 2.9%

    FINANCIALS -- 2.9%
    AMERICAN EXPRESS CENTURION++
       1.840%, 02/14/03                    48,000       48,000
                                         ---------------------
    TOTAL FINANCIALS                                $   48,000
--------------------------------------------------------------
TOTAL MASTER NOTES
(COST $48,000)                                      $   48,000
--------------------------------------------------------------


                                                  ANNUAL REPORT / April 30, 2002

14   MONEY MARKET PORTFOLIO (CONCLUDED)

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.8%

    FIRST BOSTON, 1.870%, DATED 4/30/02,
    MATURES 05/01/02, REPURCHASE PRICE
    $55,002,857 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)            $55,000   $   55,000
                                         ---------------------
    GOLDMAN SACHS GROUP, 1.700%,
    DATED 4/30/02, MATURES 05/01/02
    REPURCHASE PRICE $11,996,396
    (COLLATERALIZED BY U.S. TREASURY
    OBLIGATIONS)                           11,996       11,996
                                         ---------------------
    GOLDMAN SACHS GROUP, 1.870%,
    DATED 4/30/02, MATURES 05/01/02
    REPURCHASE PRICE $60,003,117
    (COLLATERALIZED BY U.S. TREASURY
    OBLIGATIONS)                           60,000       60,000
                                         ---------------------
    SALOMON BROTHERS, 1.870%,
    DATED 4/30/02, MATURES 05/01/02
    REPURCHASE PRICE $50,002,597
    (COLLATERALIZED BY U.S. TREASURY
    OBLIGATIONS)                           50,000       50,000
                                         ---------------------
TOTAL REPURCHASE AGREEMENTS
(COST $176,996)                                     $  176,996
--------------------------------------------------------------
TOTAL INVESTMENTS -- 99.5%
(COST $1,639,626)                                   $1,639,626
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 0.5%             $    6,115
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                          $1,645,741
--------------------------------------------------------------

++ Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect 4/30/02. The date shown is the stated maturity.
[double s omitted] These variable rate securities are subject to a put and demand feature. The date reported is the stated maturity.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
    Cl -- Class
    COP -- Certificate of Participation
    GO -- General Obligation
    LOC -- Securities are held in connection with a letter of credit issued by a major bank or other financial institution.
    LP -- Limited Partnership
    MTN -- Medium Term Note
    RB -- Revenue Bond
    Ser -- Series
    This organization has provided underlying credit support for securities listed above, as indicated.
    MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.


April 30, 2002  /   ANNUAL REPORT

                                              TAX-FREE MONEY MARKET PORTFOLIO 15

[Bar Graph Omitted]
Plot points are as follows:

TAX-FREE MONEY MARKET PORTFOLIO
Diversification By Sector
% of Total Portfolio Investments

90%  REVENUE BONDS
 7%  ANTICIPATION NOTES
 1%  PARTICIPATION NOTES
 1%  GENERAL OBLIGATIONS
 1%  TAX-EXEMPT COMMERCIAL PAPER

Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
MUNICIPAL BONDS & Notes -- 100.2%

    ALABAMA -- 0.6%

    MOBILE, INDUSTRIAL DEVELOPMENT BOARD
    RB, DOCK & WHARF, HOLNAM PROJECT,
    SER B, WACHOVIA BANK N.A. LOC
    [DOUBLE S OMITTED]
       1.700%, 06/01/32                    $  900    $     900
                                         ---------------------
    TOTAL ALABAMA                                    $     900
--------------------------------------------------------------
    California -- 6.8%

    CALIFORNIA STATE, RAN
       3.250%, 06/28/02                     5,100        5,108
                                         ---------------------
    OAKLAND, JT POWERS FINANCING
    AUTHORITY, SER A-1, FSA
    [DOUBLE S OMITTED]
       1.750%, 08/01/21                     5,100        5,100
                                         ---------------------
    TOTAL CALIFORNIA                                 $  10,208
--------------------------------------------------------------
    COLORADO -- 0.5%

    COLORADO STATE, POSTSECONDARY
    EDUCATIONAL FACILITIES AUTHORITY RB,
    PRO RODEO HALL OF FAME PROJECT, BANK
    ONE COLORADO N.A. LOC [DOUBLE S OMITTED]
       1.850%, 10/01/10                       815          815
                                         ---------------------
    TOTAL COLORADO                                   $     815
--------------------------------------------------------------
    DISTRICT OF COLUMBIA -- 0.9%

    DISTRICT OF COLUMBIA, GENERAL FUND
    RECOVERY PROJECT GO, SER B-1, MORGAN
    GUARANTY TRUST LOC [DOUBLE S OMITTED]
       1.850%, 06/01/03                       300          300
                                         ---------------------
    DISTRICT OF COLUMBIA, NATIONAL
    ACADEMY OF SCIENCES, AMBAC
       1.850%, 05/24/02                     1,000        1,000
                                         ---------------------
    TOTAL DISTRICT OF COLUMBIA                       $   1,300

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    FLORIDA -- 4.1%

    DADE COUNTY FL WATER & Sewer System
    RB, FGIC [DOUBLE S OMITTED]
       1.700%, 10/05/22                    $1,400    $   1,400
                                         ---------------------
    FLORIDA STATE, HOUSING FINANCE
    AGENCY RB, SER AA, REMARKETED
    7/31/95, FNMA [DOUBLE S OMITTED]
       1.650%, 06/15/25                     2,900        2,900
                                         ---------------------
    LEE COUNTY, HOUSING FINANCE
    AUTHORITY RB, FORESTWOOD APARTMENTS
    PROJECT, SER A, FNMA
    [DOUBLE S OMITTED]
       1.650%, 06/15/25                     1,900        1,900
                                         ---------------------
    TOTAL FLORIDA                                    $   6,200
--------------------------------------------------------------
    GEORGIA -- 3.8%

    CLAYTON COUNTY, HOUSING AUTHORITY
    RB, CHATEAU FOREST APARTMENTS
    PROJECT, SER E, FSA [DOUBLE S OMITTED]
       1.700%, 01/01/21                     4,145        4,145
                                         ---------------------
    DE KALB COUNTY, HOUSING AUTHORITY
    RB, WINTERS CREEK APARTMENTS
    PROJECT, SER A, FNMA
    [DOUBLE S OMITTED]
       1.700%, 06/15/25                     1,600        1,600
                                         ---------------------
    TOTAL GEORGIA                                    $   5,745
--------------------------------------------------------------
    ILLINOIS -- 3.2%

    ILLINOIS STATE, DEVELOPMENT FINANCE
    AUTHORITY RB, POLLUTION CONTROL,
    AMOCO OIL PROJECT [DOUBLE S OMITTED]
       1.650%, 11/01/12                       200          200
                                         ---------------------
    ILLINOIS STATE, HEALTH FACILITIES
    AUTHORITY RB, ST. LUKE'S MEDICAL
    CENTER, SER B, MBIA
    [DOUBLE S OMITTED]
       1.650%, 11/15/23                     3,500        3,500
                                         ---------------------
    ILLINOIS STATE, HEALTH FACILITIES
    AUTHORITY RB, SWEDISH COVENANT
    HOSPITAL PROJECT, AMBAC
    [DOUBLE S OMITTED]
       1.650%, 08/01/25                     1,200        1,200
                                         ---------------------
    TOTAL ILLINOIS                                   $   4,900
--------------------------------------------------------------
    INDIANA -- 3.6%

    COLUMBUS, INDUSTRIAL RB, QUINCO
    CONSULTING CENTER PROJECT, FIFTH
    THIRD BANK LOC [DOUBLE S OMITTED]
       1.800%, 12/01/21                     2,500        2,500
                                         ---------------------
    ELKHART COUNTY, INDUSTRIAL RB,
    HUBBARD HILL ESTATES INC. PROJECT,
    FIFTH THIRD BANK LOC [DOUBLE S OMITTED]
       1.800%, 11/01/21                       400          400
                                         ---------------------

                                                  ANNUAL REPORT / April 30, 2002

--------------------------------------------------------------
                                        Principal      Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    INDIANAPOLIS, GAS UTILITY RB, SER A,
    PREREFUNDED 6/01/02 @ 102, FGIC
       6.200%, 06/01/23                    $2,500    $   2,560
                                         ---------------------
    TOTAL INDIANA                                    $   5,460
--------------------------------------------------------------
    IOWA -- 1.9%

    IOWA STATE, FINANCING AUTHORITY RB,
    DIOCESE OF SIOUX CITY PROJECT, WELLS
    FARGO BANK N.A. LOC [DOUBLE S OMITTED]
       1.750%, 03/01/19                     1,700        1,700
                                         ---------------------
    IOWA STATE, HIGHER EDUCATION
    AUTHORITY RB, SAINT AMBROSE PROJECT,
    WELLS FARGO BANK N.A. LOC
    [DOUBLE S OMITTED]
       1.750%, 10/01/09                     1,100        1,100
                                         ---------------------
    TOTAL IOWA                                       $   2,800
--------------------------------------------------------------
    KENTUCKY -- 3.2%

    BOYD COUNTY, INDUSTRIAL BUILDING RB,
    PATHWAYS INC PROJECT, FIFTH THIRD
    BANK LOC [DOUBLE S OMITTED]
       1.800%, 10/01/15                     2,900        2,900
                                         ---------------------
    KENTON COUNTY, INDUSTRIAL BUILDING
    RB, BAPTIST CONVALESCENT CENTER,
    FIFTH THIRD BANK LOC
    [DOUBLE S OMITTED]
       1.690%, 07/01/18                     1,950        1,950
                                         ---------------------
    TOTAL KENTUCKY                                   $   4,850
--------------------------------------------------------------
    LOUISIANA -- 2.0%

    LAKE CHARLES, HARBOR & REVENUE
    DISTRICT RB, CONOCO PROJECT, SER A,
    BANK ONE N.A. LOC [DOUBLE S OMITTED]
       1.650%, 09/01/29                     3,000        3,000
                                         ---------------------
    TOTAL LOUISIANA                                  $   3,000
--------------------------------------------------------------
    MARYLAND -- 15.9%

    HOWARD COUNTY, HOUSING RB, AVALON
    MEADOWS PROJECT, FNMA
    [DOUBLE S OMITTED]
       1.650%, 06/15/26                     2,000        2,000
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    CHARLESTOWN COMMUNITY, SER A, FIRST
    UNION NATIONAL BANK LOC
    [DOUBLE S OMITTED]
       1.650%, 01/01/28                     4,710        4,710
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    POOLED LOAN PROGRAM, SER A, BANK ONE
    TRUST COMPANY LOC [DOUBLE S OMITTED]
       1.600%, 04/01/35                     3,600        3,600
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------

    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    POOLED LOAN PROGRAM, SER B, FIRST
    NATIONAL BANK LOC [DOUBLE S OMITTED]
       1.650%, 04/01/35                    $  700    $     700
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    POOLED LOAN PROGRAM, SER D, BANK OF
    AMERICA N.A. LOC [DOUBLE S OMITTED]
       1.700%, 01/01/29                     5,543        5,543
                                         ---------------------
    MARYLAND STATE, UNIVERSITY OF
    MARYLAND AUTHORITY RB, EQUIPMENT
    LOAN PROGRAM, SER A [DOUBLE S OMITTED]
       1.650%, 07/01/15                       500          500
                                         ---------------------
    MARYLAND STATE, UNIVERSITY OF
    MARYLAND AUTHORITY RB, REVOLVING
    EQUIPMENT LOAN PROGRAM, SER B
    [DOUBLE S OMITTED]
       1.650%, 07/01/15                       400          400
                                         ---------------------
    MONTGOMERY COUNTY, HOUSING
    OPPORTUNITIES RB, BARCLAY
    APARTMENTS, ISSUE I, MBIA
    [DOUBLE S OMITTED]
       1.630%, 07/01/29                     2,800        2,800
                                         ---------------------
    WASHINGTON COUNTY, ECONOMIC
    DEVELOPMENT AUTHORITY RB, ST. JAMES
    SCHOOL PROJECT, PNC BANK N.A. LOC
    [DOUBLE S OMITTED]
       2.200%, 11/01/29                     2,000        2,000
                                         ---------------------
    WESTMINSTER, EDUCATIONAL FACILITIES
    RB, WESTERN MARYLAND COLLEGE,
    WACHOVIA BANK N.A. LOC
    [DOUBLE S OMITTED]
       1.700%, 04/01/30                     1,800        1,800
                                         ---------------------
    TOTAL MARYLAND                                   $  24,053
--------------------------------------------------------------
    MASSACHUSETTS -- 1.4%

    MASSACHUSETTS STATE, WATER RESOURCES
    AUTHORITY RB, SER A, AMBAC
    [DOUBLE S OMITTED]
       1.700%, 08/01/28                     2,065        2,065
                                         ---------------------
    TOTAL MASSACHUSETTS                              $   2,065
--------------------------------------------------------------
    MICHIGAN -- 0.5%

    DETROIT, WATER SUPPLY SYSTEMS RB,
    FGIC [DOUBLE S OMITTED]
       1.600%, 07/01/13                       700          700
                                         ---------------------
    TOTAL MICHIGAN                                   $     700
--------------------------------------------------------------
    MINNESOTA -- 1.0%

    MINNEAPOLIS GO [DOUBLE S OMITTED]
       1.600%, 12/01/06                       100          100
                                         ---------------------
    MINNESOTA STATE, SCHOOL DISTRICTS
    TAX & AID COP, SCHOOL DISTRICT
    PROGRAM, SER A
       3.250%, 08/27/02                     1,500        1,503
                                         ---------------------
    TOTAL MINNESOTA                                  $   1,603
--------------------------------------------------------------


April 30, 2002  /   ANNUAL REPORT

                                  TAX-FREE MONEY MARKET PORTFOLIO (CONTINUED) 17

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MISSISSIPPI -- 2.8%

    JACKSON COUNTY, PORT FACILITIES RB,
    CHEVRON USA INC. PROJECT
    [DOUBLE S OMITTED]
       1.650%, 06/01/23                    $4,200    $   4,200
                                         ---------------------
    TOTAL MISSISSIPPI                                $   4,200
--------------------------------------------------------------
    MISSOURI -- 1.2%

    COLUMBIA, SPECIAL OBLIGATION RB, SER
    A, TORONTO DOMINION BANK LOC
    [DOUBLE S OMITTED]
       1.700%, 06/01/08                     1,500        1,500
                                         ---------------------
    MISSOURI STATE, HEALTH & EDUCATIONAL
    FACILITIES AUTHORITY RB, WASHINGTON
    UNIVERSITY PROJECT, SER A
    [DOUBLE S OMITTED]
       1.700%, 09/01/30                       200          200
                                         ---------------------
    MISSOURI STATE, HEALTH & EDUCATIONAL
    FACILITIES AUTHORITY RB, WASHINGTON
    UNIVERSITY PROJECT, SER B
    [DOUBLE S OMITTED]
       1.700%, 09/01/30                       100          100
                                         ---------------------
    TOTAL MISSOURI                                   $   1,800
--------------------------------------------------------------
    MONTANA -- 0.7%

    MONTANA STATE, HEALTH FACILITIES
    AUTHORITY RB, HEALTH CARE POOLED
    LOAN PROGRAM, SER A, FGIC
    [DOUBLE S OMITTED]
       1.700%, 12/01/15                     1,000        1,000
                                         ---------------------
    TOTAL MONTANA                                    $   1,000
--------------------------------------------------------------
    NEVADA -- 0.5%

    CLARK COUNTY, AIRPORT IMPROVEMENT
    AUTHORITY RB, SER A, MBIA,
    BAYERISCHE VEREINSBANK LOC
    [DOUBLE S OMITTED]
       1.650%, 07/01/12                       800          800
                                         ---------------------
    TOTAL NEVADA                                     $     800
--------------------------------------------------------------
    NEW HAMPSHIRE -- 1.0%

    NEW HAMPSHIRE STATE, HOUSING FINANCE
    AUTHORITY RB, EQUITY RESIDENTIAL
    PROPERTY - BOND PARTNERSHIP -
    MANCHESTER PROJECT, FNMA
    [DOUBLE S OMITTED]
       1.700%, 09/15/26                     1,500        1,500
                                         ---------------------
    TOTAL NEW HAMPSHIRE                              $   1,500
--------------------------------------------------------------
    NEW JERSEY -- 1.2%

    NEW JERSEY STATE, MUNICIPAL
    SECURITIES TRUST RECEIPTS RB, SER
    CB1 [DOUBLE S OMITTED]
       1.750%, 02/15/11                     1,800        1,800
                                         ---------------------
    TOTAL NEW JERSEY                                 $   1,800
--------------------------------------------------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    NORTH CAROLINA -- 4.3%

    CHARLOTTE, AIRPORT DEVELOPMENT
    AUTHORITY RB, SER A, MBIA
    [DOUBLE S OMITTED]
       1.700%, 07/01/16                    $1,640    $   1,640
                                         ---------------------
    DURHAM, WATER & SEWER UTILITIES
    SYSTEM RB [DOUBLE S OMITTED]
       1.750%, 12/01/15                     2,000        2,000
                                         ---------------------
    GREENSBORO, PUBLIC IMPROVEMENT GO,
    SER B [DOUBLE S OMITTED]
       1.700%, 04/01/14                     1,000        1,000
                                         ---------------------
    NORTH CAROLINA STATE, EDUCATIONAL
    FACILITIES FINANCING AUTHORITY RB,
    ELON COLLEGE PROJECT, BANK OF
    AMERICA N.A. LOC [DOUBLE S OMITTED]
       1.700%, 01/01/21                     1,900        1,900
                                         ---------------------
    TOTAL NORTH CAROLINA                             $   6,540
--------------------------------------------------------------
    OHIO -- 1.3%

    BUTLER COUNTY, HEALTHCARE FACILITIES
    AUTHORITY RB, FIFTH THIRD BANK N.A.
    LOC [DOUBLE S OMITTED]
       1.800%, 09/01/22                     2,000        2,000
                                         ---------------------
    TOTAL OHIO                                       $   2,000
--------------------------------------------------------------
    PENNSYLVANIA -- 23.2%

    ALLEGHENY COUNTY, HOSPITAL
    DEVELOPMENT AUTHORITY RB,
    PRESBYTERIAN HEALTH CENTER, SER B,
    MBIA [DOUBLE S OMITTED]
       1.750%, 03/01/20                       200          200
                                         ---------------------
    BUCKS COUNTY, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, SHV REAL ESTATE
    PROJECT, ABN AMRO BANK N.V. LOC
    [DOUBLE S OMITTED]
       1.650%, 07/01/15                       900          900
                                         ---------------------
    CHESTER COUNTY, HEALTH & EDUCATIONAL
    FACILITIES AUTHORITY RB, BARCLAY
    FRIENDS PROJECT, SER A, FIRST UNION
    NATIONAL BANK LOC [DOUBLE S OMITTED]
       1.700%, 08/01/25                       945          945
                                         ---------------------
    CUMBERLAND COUNTY, MUNICIPAL
    AUTHORITY RB, DICKINSON COLLEGE, SER
    B, MELLON BANK N.A. LOC
    [DOUBLE S OMITTED]
       2.100%, 11/01/26                     2,000        2,000
                                         ---------------------
    CUMBERLAND COUNTY, MUNICIPAL
    AUTHORITY RB, UNITED METHODIST HOMES
    FOR THE AGING PROJECT, PNC BANK
    LOC [DOUBLE S OMITTED]
       2.900%, 06/01/19                     2,500        2,500
                                         ---------------------
    DELAWARE COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, RESOURCE
    RECOVERY FACILITY, SER G
    [DOUBLE S OMITTED]
       1.550%, 12/01/31                     1,000        1,000
                                         ---------------------

                                                  ANNUAL REPORT / APRIL 30, 2002

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    DELAWARE COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, SCOTT
    PAPER PROJECT, SER D
    [DOUBLE S OMITTED]
       1.700%, 12/01/18                    $  600    $     600
                                         ---------------------
    DELAWARE VALLEY, REGIONAL FINANCE
    AUTHORITY RB, MODE 1, CREDIT SUISSE
    FIRST BOSTON LOC [DOUBLE S OMITTED]
       1.700%, 08/01/16                     2,400        2,400
                                         ---------------------
    DELAWARE VALLEY, REGIONAL FINANCE
    AUTHORITY RB, SER C, CREDIT SUISSE
    FIRST BOSTON LOC [DOUBLE S OMITTED]
       1.700%, 12/01/20                     2,800        2,800
                                         ---------------------
    DELAWARE VALLEY, REGIONAL FINANCE
    AUTHORITY RB, SER D, CREDIT SUISSE
    FIRST BOSTON LOC [DOUBLE S OMITTED]
       1.700%, 12/01/20                     1,475        1,475
                                         ---------------------
    EMMAUS, GENERAL AUTHORITY RB,
    REMARKETED 3/3/97 [DOUBLE S OMITTED]
       1.750%, 03/01/24                     1,300        1,300
                                         ---------------------
    ERIE COUNTY, HOSPITAL AUTHORITY RB,
    UNION CITY MEMORIAL HOSPITAL, MELLON
    BANK N.A. LOC [DOUBLE S OMITTED]
       1.800%, 09/01/20                     1,000        1,000
                                         ---------------------
    HUNTINGDON COUNTY, GENERAL AUTHORITY
    RB, JUNIATA COLLEGE PROJECT, SER A,
    PNC BANK N.A. LOC [DOUBLE S OMITTED]
       4.000%, 05/01/26                       850          850
                                         ---------------------
    LANCASTER COUNTY, HOSPITAL AUTHORITY
    RB, HEALTH CENTER - MASONIC HOMES,
    AMBAC [DOUBLE S OMITTED]
       1.700%, 07/01/34                     1,585        1,585
                                         ---------------------
    LEHIGH COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, ALLEGHENY
    ELECTRIC COOPERATIVE, SER A,
    RABOBANK NEDERLAND LOC
    [DOUBLE S OMITTED]
       1.650%, 12/01/15                     1,500        1,500
                                         ---------------------
    LEHIGH COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, ALLENTOWN
    AIRPORT PROJECT, FIRST UNION
    NATIONAL BANK LOC [DOUBLE S OMITTED]
       1.800%, 12/01/05                       900          900
                                         ---------------------
    MONTGOMERY COUNTY, REDEVELOPMENT
    AUTHORITY RB, FORGE GATE APARTMENTS
    PROJECT, SER A, FNMA
    [DOUBLE S OMITTED]
       1.650%, 08/15/31                       600          600
                                         ---------------------
    MOON, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, EXECUTIVE OFFICE
    ASSOCIATION PROJECT, PNC BANK N.A.
    LOC [DOUBLE S OMITTED]
       1.800%, 11/01/10                       500          500
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    PENNSYLVANIA STATE, ECONOMIC
    DEVELOPMENT FINANCING AUTHORITY RB,
    GLADE RUN LUTHERAN SERVICES, SER E1,
    PNC BANK N.A. LOC [DOUBLE S OMITTED]
       1.800%, 09/01/15                    $  475    $     475
                                         ---------------------
    PENNSYLVANIA STATE, HEALTH & HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    UNIVERSITY OF PENNSYLVANIA, SER B,
    STATE STREET BANK & TRUST LOC
    [DOUBLE S OMITTED]
       1.600%, 01/01/26                       300          300
                                         ---------------------
    PENNSYLVANIA STATE, HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    ASSOCIATION OF INDEPENDENT COLLEGES
    & UNIVERSITIES, SER G1, PNC BANK
    N.A. LOC [DOUBLE S OMITTED]
       2.100%, 11/01/20                     1,800        1,800
                                         ---------------------
    PENNSYLVANIA STATE, HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    COUNCIL OF INDEPENDENT COLLEGES, SER
    A1, PNC BANK N.A. LOC
    [DOUBLE S OMITTED]
       2.150%, 04/01/17                     2,100        2,100
                                         ---------------------
    PENNSYLVANIA STATE, TURNPIKE
    COMMISSION AUTHORITY RB, SER Q
    [DOUBLE S OMITTED]
       1.700%, 06/01/28                       710          710
                                         ---------------------
    UNIVERSITY OF PITTSBURGH, UNIVERSITY
    CAPITAL PROJECT RB, SER A
    [DOUBLE S OMITTED]
       1.700%, 09/15/29                     2,000        2,000
                                         ---------------------
    UNIVERSITY OF PITTSBURGH, UNIVERSITY
    CAPITAL PROJECT RB, SER B
    [DOUBLE S OMITTED]
       1.600%, 09/15/29                     2,900        2,900
                                         ---------------------
    WARREN COUNTY, HOSPITAL AUTHORITY
    RB, WARREN GENERAL HOSPITAL PROJECT,
    SER B, PNC BANK LOC
    [DOUBLE S OMITTED]
       1.800%, 04/01/19                     1,150        1,150
                                         ---------------------
    YORK, GENERAL AUTHORITY POOLED
    FINANCE RB, SUB-SER A, REMARKETED
    5/7/98, AMBAC [DOUBLE S OMITTED]
       1.700%, 09/01/26                       445          445
                                         ---------------------
    TOTAL PENNSYLVANIA                               $  34,935
--------------------------------------------------------------
    TEXAS -- 13.3%

    CITY OF MIDLOTHIAN, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, BOX-CROW
    CEMENT PROJECT, UBS AG BANK LOC
    [DOUBLE S OMITTED]
       1.650%, 12/01/09                     1,900        1,900
                                         ---------------------
    GEORGETOWN, HIGHER EDUCATION
    FINANCING RB, SOUTHWESTERN
    UNIVERSITY PROJECT, CHASE MANHATTAN
    BANK LOC [DOUBLE S OMITTED]
       1.650%, 10/01/14                     3,000        3,000
                                         ---------------------
    SPLENDORA, HIGHER EDUCATION
    FINANCING AUTHORITY RB, FORT BEND
    BAPTIST PROJECT, SER A, WELLS FARGO
    BANK N.A. LOC [DOUBLE S OMITTED]
       1.750%, 12/01/26                    3,700         3,700
                                         ---------------------


April 30, 2002  /   ANNUAL REPORT

                                  TAX-FREE MONEY MARKET PORTFOLIO (CONCLUDED) 19

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    TEXAS STATE, GAS UTILITY RB, FSA
    [DOUBLE S OMITTED]
       1.700%, 01/15/23                    $3,800    $   3,800
                                         ---------------------
    TEXAS STATE, HIGHER EDUCATION
    AUTHORITY RB, SER B, FGIC
    [DOUBLE S OMITTED]
       1.700%, 12/01/25                     1,645        1,645
                                         ---------------------
    TEXAS STATE, TRAN, SER A-L32
       3.750%, 08/29/02                     6,000        6,024
                                         ---------------------
    TOTAL TEXAS                                      $  20,069
--------------------------------------------------------------
    UTAH -- 0.0%

    EMERY COUNTY, POLLUTION CONTROL RB,
    PACIFICORP PROJECT, AMBAC
    [DOUBLE S OMITTED]
       1.700%, 11/01/24                        40           40
                                         ---------------------
    TOTAL UTAH                                       $      40
--------------------------------------------------------------
    VERMONT -- 1.3%

    VERMONT STATE, EDUCATIONAL & HEALTH
    BUILDINGS FINANCING AUTHORITY RB,
    CAPITAL ASSET FINANCING PROGRAM, SER
    1, VERMONT NATIONAL BANK LOC
    [DOUBLE S OMITTED]
       1.750%, 06/01/22                     1,900        1,900
                                         ---------------------
    TOTAL VERMONT                                    $   1,900
--------------------------------------------------------------
    WASHINGTON -- 0.0%

    WASHINGTON STATE, HEALTH CARE
    FACILITIES AUTHORITY RB, FRED
    HUTCHINSON CANCER CENTER, BANK OF
    AMERICA NT & SA LOC [DOUBLE S OMITTED]
       1.900%, 01/01/29                        55           55
                                         ---------------------
    TOTAL WASHINGTON                                 $      55
--------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES -- 100.2%
(COST $151,238)                                      $ 151,238
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- (0.2)%            $    (373)
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 150,865
--------------------------------------------------------------
[double s omitted] These variable rate securities are subject to a put and demand feature. The date reported is the stated maturity.
    COP -- Certificate of Participation
    GO -- General Obligation
    LOC -- Securities are held in connection with a letter of credit issued by a major bank or other financial institution.
    RAN -- Revenue Anticipation Note
    RB -- Revenue Bond
    Ser -- Series
    TRAN -- Tax & Revenue Anticipation Note
    These organizations have provided underlying credit support for securities listed above, as indicated.
    AMBAC -- American Municipal Bond Assurance Corporation
    FGIC -- Financial Guaranty Insurance Corporation
    FNMA -- Federal National Mortgage Association
    FSA -- Financial Security Assistance
    MBIA -- Municipal Bond Insurance Association
The accompanying notes are an integral part of the financial statements.



                                                  ANNUAL REPORT / APRIL 30, 2002

20   PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO

[Bar Graph Omitted]
Plot points are as follows:

PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO
Diversification By Sector
% of Total Portfolio Investments

 86%   REVENUE BONDS
  8%   GENERAL OBLIGATIONS
  6%   ANTICIPATION NOTES

Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 101.4%

    PENNSYLVANIA -- 101.4%

    ALLEGHENY COUNTY, HOSPITAL
    DEVELOPMENT AUTHORITY RB,
    PRESBYTERIAN HEALTH CENTER, SER B,
    MBIA [DOUBLE S OMITTED]
       1.750%, 03/01/20                    $  800     $    800
                                         ---------------------
    ALLEGHENY COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, POLLUTION
    CONTROL, DUQUESNE LIGHT COMPANY
    PROJECT, SER A, AMBAC
    [DOUBLE S OMITTED]
       1.800%, 12/01/13                       500          500
                                         ---------------------
    BUCKS COUNTY, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, CHRISTIAN LIFE CENTER
    PROJECT, FIRST UNION NATIONAL BANK
    LOC [DOUBLE S OMITTED]
       1.800%, 09/01/19                       600          600
                                         ---------------------
    CHESTER COUNTY, HEALTH & Educational
    Facilities Authority RB, Barclay
    Friends Project, Ser A, First Union
    National Bank LOC [double s omitted]
       1.700%, 08/01/25                       815          815
                                         ---------------------
    CUMBERLAND COUNTY, MUNICIPAL
    AUTHORITY RB, UNITED METHODIST HOMES
    FOR THE AGING PROJECT, PNC BANK
    LOC [DOUBLE S OMITTED]
       2.900%, 06/01/19                       500          500
                                         ---------------------
    DALLASTOWN, AREA SCHOOL DISTRICT
    AUTHORITY, GO, FGIC [DOUBLE S OMITTED]
       1.750%, 02/01/18                       110          110
                                         ---------------------
    DELAWARE COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, RESOURCE
    RECOVERY FACILITY, SER G
    [DOUBLE S OMITTED]
       1.550%, 12/01/31                     1,000        1,000
                                         ---------------------
       1.550%, 12/01/31                       900          900
                                         ---------------------
    DELAWARE COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, SCOTT
    PAPER PROJECT, SER B
    [DOUBLE S OMITTED]
       1.700%, 12/01/18                     1,400        1,400
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------

    DELAWARE VALLEY, REGIONAL FINANCE
    AUTHORITY RB, MODE 1, CREDIT SUISSE
    FIRST BOSTON LOC [DOUBLE S OMITTED]
       1.700%, 08/01/16                    $  300     $    300
                                         ---------------------
    DELAWARE VALLEY, REGULATORY FINANCE
    AUTHORITY RB, SER A, CREDIT SUISSE
    FIRST BOSTON LOC [DOUBLE S OMITTED]
       1.700%, 12/01/20                       500          500
                                         ---------------------
    EAST HEMPFIELD TOWNSHIP, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, MENOMITE
    HOME PROJECT, NORTHERN TRUST COMPANY
    LOC [DOUBLE S OMITTED]
       1.750%, 06/01/25                       435          435
                                         ---------------------
    EMMAUS, GENERAL AUTHORITY RB,
    SER A, FSA [DOUBLE S OMITTED]
       1.700%, 03/01/30                       900          900
                                         ---------------------
    ERIE COUNTY, HIGHER EDUCATION
    BUILDING AUTHORITY RB, GANNON
    UNIVERSITY PROJECT, SER F, PNC BANK
    N.A. LOC [DOUBLE S OMITTED]
       1.700%, 07/01/13                     1,000        1,000
                                         ---------------------
    ERIE COUNTY, HOSPITAL AUTHORITY RB,
    UNION CITY MEMORIAL HOSPITAL, MELLON
    BANK N.A. LOC [DOUBLE S OMITTED]
       1.800%, 09/01/20                       100          100
                                         ---------------------
    HUNTINGDON COUNTY, GENERAL AUTHORITY
    RB, JUNIATA COLLEGE PROJECT, SER A,
    PNC BANK N.A. LOC [DOUBLE S OMITTED]
       4.000%, 05/01/26                       800          800
                                         ---------------------
    LANCASTER COUNTY, HOSPITAL AUTHORITY
    RB, HEALTH CENTER - MASONIC HOMES,
    AMBAC [DOUBLE S OMITTED]
       1.700%, 07/01/34                       600          600
                                         ---------------------
    LANCASTER, HIGHER EDUCATION
    AUTHORITY RB, FRANKLIN & MARSHALL
    COLLEGE PROJECT [DOUBLE S OMITTED]
       1.780%, 04/15/27                       395          395
                                         ---------------------
    LEHIGH COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, ALLEGHENY
    ELECTRIC COOPERATIVE, SER A,
    RABOBANK NEDERLAND LOC
    [DOUBLE S OMITTED]
       1.650%, 12/01/15                       500          500
                                         ---------------------
    LEHIGH COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, ALLENTOWN
    AIRPORT PROJECT, FIRST UNION
    NATIONAL BANK LOC [DOUBLE S OMITTED]
       1.800%, 12/01/05                       600          600
                                         ---------------------
    LUZERNE COUNTY, CONVENTION CENTER
    AUTHORITY RB, SER A, FIRST UNION
    NATIONAL BANK LOC [DOUBLE S OMITTED]
       1.700%, 09/01/28                       400          400
                                         ---------------------

April 30, 2002  /   ANNUAL REPORT

                     PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO (CONCLUDED) 21

---------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MONTGOMERY COUNTY, REDEVELOPMENT
    AUTHORITY RB, FORGE GATE APARTMENTS
    PROJECT, SER A, FNMA [DOUBLE S OMITTED]
       1.650%, 08/15/31                    $  900     $    900
                                         ---------------------
    MOON, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, EXECUTIVE OFFICE
    ASSOCIATION PROJECT, PNC BANK N.A.
    LOC [DOUBLE S OMITTED]
       1.800%, 11/01/10                        50           50
                                         ---------------------
    PENNSYLVANIA STATE UNIVERSITY RB,
    SER B, PREREFUNDED 8/15/02
       5.500%, 08/15/16                     1,800        1,853
                                         ---------------------
    PENNSYLVANIA STATE, GO, 1ST SER,
    MBIA
       5.000%, 06/01/02                       750          751
                                         ---------------------
    PENNSYLVANIA STATE, HEALTH & HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    UNIVERSITY OF PENNSYLVANIA, SER B,
    STATE STREET BANK & TRUST LOC
    [DOUBLE S OMITTED]
       1.600%, 01/01/26                     1,100        1,100
                                         ---------------------
    PENNSYLVANIA STATE, HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    ASSOCIATION OF INDEPENDENT COLLEGES
    & UNIVERSITIES, SER 14, PNC BANK
    N.A. LOC [DOUBLE S OMITTED]
       3.000%, 11/01/31                     1,000        1,005
                                         ---------------------
    PENNSYLVANIA STATE, HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    ASSOCIATION OF INDEPENDENT COLLEGES
    & UNIVERSITIES, SER G1, PNC BANK
    N.A. LOC [DOUBLE S OMITTED]
       2.100%, 11/01/20                     1,000        1,000
                                         ---------------------
    PENNSYLVANIA STATE, HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    THOMAS JEFFERSON UNIVERSITY PROJECT,
    AMBAC [DOUBLE S OMITTED]
       1.680%, 07/01/31                       500          500
                                         ---------------------
    PENNSYLVANIA STATE, TURNPIKE
    COMMISSION AUTHORITY RB, SER Q
    [DOUBLE S OMITTED]
       1.700%, 06/01/28                       700          700
                                         ---------------------
    PENNSYLVANIA STATE, TURNPIKE
    COMMISSION AUTHORITY, SER Q
    [DOUBLE S OMITTED]
       1.700%, 06/01/27                       300          300
                                         ---------------------
    PHILADELPHIA, GAS WORKS RB,
    SER 104, FSA [DOUBLE S OMITTED]
       1.710%, 07/01/28                       860          860
                                         ---------------------
    PHILADELPHIA, SCHOOL DISTRICT GO,
    SER 496, MBIA [DOUBLE S OMITTED]
       1.730%, 04/01/27                       900          900
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    PHILADELPHIA, TRAN
       4.000%, 06/28/02                    $1,500     $  1,503
                                         ---------------------
    SCHUYLKILL COUNTY, GO, AMBAC
    [DOUBLE S OMITTED]
       1.750%, 09/01/15                       500          500
                                         ---------------------
    WARREN COUNTY, HOSPITAL AUTHORITY
    RB, WARREN GENERAL HOSPITAL PROJECT,
    SER B, PNC BANK LOC [DOUBLE S OMITTED]
       1.800%, 04/01/19                       110          110
                                         ---------------------
    YORK, GENERAL AUTHORITY POOLED
    FINANCE RB, HARRISBURG PARKING
    PROJECT, SUB-SER 96-C, FSA
    [DOUBLE S OMITTED]
       1.700%, 09/01/26                       200          200
                                         ---------------------
    YORK, GENERAL AUTHORITY POOLED
    FINANCE RB, SUB-SER A, REMARKETED
    5/7/98, AMBAC [DOUBLE S OMITTED]
       1.700%, 09/01/26                     1,100        1,100
                                         ---------------------
TOTAL PENNSYLVANIA                                    $ 26,487
--------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
(COST $26,487)                                        $ 26,487
--------------------------------------------------------------
TOTAL INVESTMENTS -- 101.4%
(COST $26,487)                                        $ 26,487
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- (1.4)%             $   (368)
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                            $ 26,119
--------------------------------------------------------------

[double s omitted] These variable rate securities are subject to a put and demand feature. The date reported is the stated maturity.
    GO -- General Obligation
    LOC -- Securities are held in connection with a letter of credit issued by a major bank or other financial institution.
    RB -- Revenue Bond
    Ser -- Series
    TRAN -- Tax & Revenue Anticipation Note
    These organizations have provided underlying credit support for securities listed above, as indicated.
    AMBAC -- American Municipal Bond Assurance Corporation
   FGIC -- Financial Guaranty Insuarance Corporation
    FSA -- Financial Security Assistance
    MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / April 30, 2002

                       This page intentionally left blank.

[Graphic omitted}
[Side bar ARK Funds graphic omitted]

                                                      FIXED INCOME PORTFOLIOS 23

                                  Fixed Income
                                   Portfolios


OUR FIXED INCOME INVESTMENT MANAGEMENT PHILOSOPHY CENTERS ON FOUR CORE BELIEFS. WE BELIEVE THAT OVER A FULL INTEREST-RATE CYCLE, A PORTFOLIO OF FIXED INCOME INVESTMENTS SHOULD PROVIDE REAL RETURNS THAT EXCEED ANY LOSS OF PURCHASING POWER DUE TO INFLATION, BE COMPETITIVE WITH THE SPECIFIED PORTFOLIO BENCHMARK RETURN, BE COMPETITIVE VERSUS PORTFOLIOS OF SIMILAR RISK, AND MAINTAIN LOW-TO-MODERATE PRINCIPAL VOLATILITY.

WITH THE UNDERSTANDING OF EACH PORTFOLIO'S CONSTRAINTS AND TOLERANCE FOR RISK, WE EMPLOY A VALUE APPROACH TO FIXED INCOME INVESTING INVOLVING OVER- OR UNDER-WEIGHTING MARKET SECTORS, INDUSTRIES, OR YIELD CURVE SEGMENTS DEEMED TO BE RELATIVELY UNDERVALUED OR EXPENSIVE. WE UNDERTAKE RIGOROUS ANALYSIS UTILIZING THE FOLLOWING COMPONENTS TO CONSTRUCT A PORTFOLIO: SECTOR SELECTION, DURATION MANAGEMENT, CREDIT ANALYSIS, INDUSTRY AND ISSUE SELECTION, AND YIELD CURVE MANAGEMENT.

THE FIXED INCOME PROCESS IS AN ACTIVELY MANAGED, BOTTOM-UP SECTOR SELECTION APPROACH, WHEREIN RISK CONTAINMENT IS PARAMOUNT. OUR OBJECTIVE IS TO POSITION THE PORTFOLIOS IN SUCH A WAY THAT OUR SECTOR, INTEREST RATE, YIELD CURVE, AND CREDIT ANALYSIS CAN ADD VALUE WITHOUT ASSUMING AN INORDINATE RISK OF UNDERPERFORMANCE. AS PART OF THE CONSTRUCTION AND MANAGEMENT PROCESS, WE CONTINUALLY TEST THE PORTFOLIOS TO ASSESS AND CONTROL RISK. THIS DISCIPLINED FIXED INCOME PHILOSOPHY HAS BEEN IN PLACE WITHIN OUR ORGANIZATION FOR MORE THAN 15 YEARS, HAS BEEN CONSISTENTLY APPLIED, AND HAS GENERATED HISTORICALLY STRONG RESULTS.

[Graphic omitted}

24       FIXED INCOME PORTFOLIOS

SHORT-TERM TREASURY PORTFOLIO


[James M. Hannan Photo Omitted]

JAMES M. HANNAN

PORTFOLIO MANAGER

JAMES M. HANNAN IS MANAGER OF
THE U.S. TREASURY MONEY
MARKET, U.S. GOVERNMENT MONEY
MARKET, MONEY MARKET, TAX-FREE
MONEY MARKET, PENNSYLVANIA
TAX-FREE MONEY MARKET,
SHORT-TERM TREASURY, AND OTHER
ARK FUNDS PORTFOLIOS. HE IS
ALSO RESPONSIBLE FOR SEVERAL
SEPARATELY MANAGED
INSTITUTIONAL PORTFOLIOS. MR.
HANNAN HAS BEEN A PRINCIPAL OF
AIA AND PORTFOLIO MANAGER
SINCE 1996 AND A VICE
PRESIDENT OF ALLFIRST TRUST
SINCE 1987. HE HAS MORE THAN
14 YEARS OF EXPERIENCE IN THE
INVESTMENT INDUSTRY.


Management Discussion and Analysis

     This past year was a good one for short-to-intermediate maturity high-quality fixed income funds. The ARK Short-Term Treasury Portfolio, which invests exclusively in U.S. Treasury securities maturing within three years, returned over 5.5% for the fiscal year ended April 30, 2002. As of April 30, the Portfolio had a duration of approximately 1.75 years. During the past year, the duration of the Portfolio ranged between a low of 1.50 years and a high of 1.95 years.

     The short end of the yield curve was dominated by the Federal Reserve's aggressive easing of monetary policy. During the fiscal year the Fed eased seven times, reducing the Fed Funds target by 225 basis points to a 40-year low of 1.75%. The yield on the two-year U.S. Treasury declined from a high yield of 4.35% in May 2001 to a low yield of 2.29% in November 2001. The accommodative Fed policy resulted from the first economic recession in over ten years. The unemployment rate rose from 4% at the start of 2001 to a 7 1/2 year high of 6%. The economy lost over 1.1 million jobs in 2001, the highest annual job loss rate since 1982. The manufacturing sector was especially hard hit as the capacity utilization rate declined to its lowest level since 1983. The good news with respect to the economy is that the recession was short-lived and rather shallow when compared to past economic downturns. The economy experienced only one quarter of negative growth, the third quarter of 2001, as measured by Gross Domestic Product. An economic recovery may be underway, as the economy expanded at a strong 5.6% during the first quarter of 2002. The catalyst for the rebound has been the stimulative fiscal and monetary policies, additional tax cuts, and strong inventory rebuilding. At the March 19 Federal Open Market Committee meeting, the Fed took the first step towards tightening monetary policy by moving from an easing bias to a neutral bias. The two-year U.S. Treasury yield rose to 3.25% in anticipation of the Fed raising short-term interest rates during the second half of 2002. However, given the uncertainty surrounding the strength of the economic recovery and low inflation environment, we believe the Fed will raise interest rates at a more moderate pace and will begin this process during either the late summer or the early fall of this year.

     During the first quarter of this year, we selectively purchased higher-yielding, longer-dated securities given our expectation that the market was overestimating the timing and magnitude of Fed tightening that was expected over the next six months. Looking forward, we will monitor the strength of the economic recovery with particular attention to the unemployment rate, since we believe that the Fed will not begin tightening until the unemployment rate stops rising. We will continue to utilize a barbelled portfolio structure to take advantage of the steep yield curve. Once we become more confident in the economic recovery we may shorten the average duration of the Portfolio to mitigate the effects of higher interest rates. As always, we will continue to utilize our conservative relative value investment process.



April 30, 2002  /   ANNUAL REPORT

                                                SHORT-TERM TREASURY PORTFOLIO 25
Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

          Short-Term           Lehman 1-3 Year      Lipper Short
      Treasury Portfolio,    U.S. Government       U.S. Treasury
      Institutional Class        Bond Index       Funds Objective
            Shares
-----------------------------------------------------------------
3/31/96     100,000               100,000              100,000
APRIL 96    100,106               100,097               99,960
APRIL 97    105,246               106,216              105,338
APRIL 98    112,062               113,798              112,543
APRIL 99    117,930               120,524              118,620
APRIL 00    121,594               124,842              121,799
APRIL 01    131,864               137,144              133,257
APRIL 02    139,400               146,155              141,186


CLASS A SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

          Short-Term          Lehman 1-3 Year       Lipper Short
      Treasury Portfolio,     U.S. Government      U.S. Treasury
        Class A Shares           Bond Index       Funds Objective
------------------------------------------------------------------
9/30/96     10,000                 10,000               10,000
APRIL 97    10,284                 10,338               10,294
APRIL 98    10,924                 11,076               10,998
APRIL 99    11,475                 11,731               11,592
APRIL 00    11,796                 12,151               11,902
APRIL 01    12,768                 13,349               13,022
APRIL 02    13,472                 14,226               13,797


--------------------------------------------------------------------------------
                                                    Lehman       Lipper Short
                       Inst' l    Class A       1-3 Year U.S.     U.S. Treas.
                    Class Shares   Shares*    Gov't. Bond Index  Funds Objective
--------------------------------------------------------------------------------
One year total return   5.71%       5.51%           6.57%             5.95%
--------------------------------------------------------------------------------
Annualized three year
total return            5.73%       5.49%           6.64%             5.65%
--------------------------------------------------------------------------------
Annualized five year
total return            5.78%       5.55%           6.59%             5.99%
--------------------------------------------------------------------------------
Annualized total return
inception to date       5.59%       5.53%             --                --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

* Institutional Class Shares were offered beginning March 20, 1996. Class A Shares were offered beginning September 9, 1996. Class A shares are not subject to a sales charge.

  The performance for the Lehman 1-3 Year U.S. Government Bond Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.



[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% of Total Portfolio Investments

88% TREASURY NOTES
10% TREASURY BONDS
 2% TREASURY BILLS

Schedule of Investments
--------------------------------------------------------------
                                        Principal      Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.8%

    U.S. TREASURY BILLS^
       1.905%, 09/05/02                    $  131     $    130
                                         ---------------------
       1.790%, 08/15/02                       173          172
                                         ---------------------
       1.760%, 08/22/02                       100          100
                                         ---------------------
       1.750%, 06/20/02                        31           31
                                         ---------------------
       1.740%, 08/15/02                       129          128
                                         ---------------------
       1.735%, 06/13/02                         8            8
                                         ---------------------
       1.725%, 08/15/02                       102          102
                                         ---------------------
       1.720%, 08/08/02                       200          199
                                         ---------------------
       1.715%, 07/05/02                         8            8
                                         ---------------------
       1.710%, 08/08/02                        97           97
                                         ---------------------
    U.S. TREASURY BONDS
      10.750%, 02/15/03                     2,000        2,134
                                         ---------------------
      10.750%, 05/15/03                     2,000        2,171
                                         ---------------------
    U.S. TREASURY NOTES
       7.500%, 02/15/05                     9,000        9,904
                                         ---------------------
       6.000%, 08/15/04                       500          528
                                         ---------------------
       5.875%, 02/15/04                     2,000        2,097
                                         ---------------------
       5.875%, 11/15/04                     9,000        9,496
                                         ---------------------
       5.750%, 04/30/03                     5,000        5,170
                                         ---------------------
       5.500%, 02/28/03                     2,000        2,055
                                         ---------------------
       5.250%, 05/15/04                     4,500        4,677
                                         ---------------------
       4.625%, 02/28/03                       918          937
                                         ---------------------
       4.250%, 03/31/03                     1,000        1,019
                                         ---------------------
       4.250%, 11/15/03                     3,000        3,063
                                         ---------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $43,504)                                         $44,226
--------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
(COST $43,504)                                         $44,226
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 1.2%                $   543
--------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                              $44,769
--------------------------------------------------------------
^ The effective yield at time of purchase is shown as the rate on the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / APRIL 30, 2002

[Graphic omitted]

26       FIXED INCOME PORTFOLIOS

SHORT-TERM BOND PORTFOLIO

[Wilmer C. Stith III, Photo Omitted]

WILMER C. STITH III, CFA

PORTFOLIO MANAGER

WILMER C. STITH III IS MANAGER
OF THE SHORT-TERM BOND
PORTFOLIO, AND IS MANAGER OR
CO-MANAGER OF OTHER ARK FUNDS
PORTFOLIOS. HE HAS BEEN A VICE
PRESIDENT OF AIA AND PORTFOLIO
MANAGER SINCE 1996. HE MANAGES
SEPARATE ACCOUNTS, ASSISTS IN
THE MANAGEMENT OF THE MONEY
MARKET PORTFOLIOS, AND IS
RESPONSIBLE FOR ANALYZING AND
TRADING VARIOUS FIXED INCOME
SECURITIES. MR. STITH HAS MORE
THAN NINE YEARS OF EXPERIENCE
IN THE INVESTMENT INDUSTRY,
AND IS A CHARTERED FINANCIAL
ANALYST.

Management Discussion and Analysis

     It certainly was a tumultuous year in the fixed income markets. The economy officially hit a recession in March 2001 with Gross Domestic Product (GDP) contracting slightly in the third quarter amidst the steepest drop in industrial production in over twenty years. Six months later, however, first quarter GDP rose 5.6%. Strides in U.S. productivity and the benign inflationary environment, which characterized the "new economy" during the 1990's, held up relatively well into the new millennium. These events and the terrorist attacks resulted in the Federal Reserve engaging in one of its most aggressive easing policies in the last fifty years, with the Federal Funds rate falling precipitously from 6.50% to 1.75% over the course of just one year. This economic and monetary environment resulted in positive returns for the short end of the U.S. bond market as witnessed in the two-year U.S. Treasury Note falling from a 4.15% yield-to-maturity at the beginning of the year to 3.23% at the end of the year.

     Recently, the bond market has priced in a rebound in economic growth resulting in higher interest rates all along the yield curve. While we feel the bond market may be overestimating the speed with which the Fed will tighten monetary policy, we do believe the secular rise in interest rates has begun. An accommodating Fed is providing a significant amount of monetary stimulus as the Federal Funds target is at a 40-year low of 1.75%. Fiscal stimuli in the form of higher government spending and tax cuts also provide ample munitions to reignite economic growth. In light of this outlook, the Portfolio ended the year with a shorter duration than its benchmark. This interest rate profile contributed positively to Portfolio performance.

     The Portfolio had a positive total rate of return of 2.65% for the past fiscal year. However, it underperformed its relative benchmark. A major reason for this stemmed from holding certain corporate credits. Over the last year volatility was a dominant attribute of the corporate bond market, which was marred by heightened credit risk and default experiences. It also witnessed the largest bankruptcy in U.S. history, and dealt with the consequences of overcapacity in both the telecommunications and automobile industries.

     We view asset-backed securities (ABS) as offering relative value versus other fixed income sectors. We anticipated increased investor demand for short-term securities that offer a "AAA" credit rating. The ABS sector was one of the best-performing fixed income sectors last year, and the Portfolio's return benefited from its 30% ABS allocation. From a strategic sector perspective we have reduced our allocation to U.S. Treasury securities. Unlike last year, we anticipate U.S. Treasuries will underperform other sectors. Rising interest rates and looming budget deficits lead us to believe that higher-yielding sectors such as government agencies and ABS may outperform Treasuries. We are focused on adding coupon income to better insulate the Portfolio from higher interest rates. We also purchased Treasury Inflation Protection Securities (TIPS). While we do not foresee a sudden surge in inflation, we do think there are significant inflationary pressures building such as the recent rise in the price of oil. These factors, along with a very accommodating Fed, may lead to a significant rise in inflationary expectations - particularly after having been so low for so long. TIPS adjust to changes in the Consumer Price Index-Urban Index on a monthly basis, and should outperform fixed rate coupon Treasuries of comparable maturity given a rise in inflationary expectations. Furthermore, the U.S. Treasury has recently stated that they intend to continue to issue TIPS with greater frequency. These two developments have raised the level of demand for TIPS by investors. The Portfolio has added a 7% position in TIPS.

     The Portfolio continues to be well diversified and has a very high average credit quality of AA2. It seeks overall diversification by investing in Treasuries, U.S. Government Agencies, AAA-rated ABS, and in well diversified short-term corporate bonds. We expect volatility in the bond market to continue this year, and look to position the Portfolio in those sectors which we feel will offer relative value.


April 30, 2002  /   ANNUAL REPORT

                                                    SHORT-TERM BOND PORTFOLIO 27

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

          Short-Term        Lehman       Lipper Short
        Bond Portfolio,    1-3 Year       Investment
        Institutional   U.S. Government   Grade Debt
         Class Shares     Bond Index    Funds Objective
-------------------------------------------------------
3/31/96     100,000         100,000         100,000
April 96     99,968         100,097          99,990
April 97    105,071         106,216         105,939
April 98    111,653         113,798         113,112
April 99    117,405         120,524         119,005
April 00    119,768         124,842         122,491
April 01    131,380         137,144         133,800
April 02    134,859         146,155         140,570

--------------------------------------------------------------------------------
                                          Lehman              Lipper Short
                         Inst'     l1-3 Year U.S. Gov't.     Investment-Grade
                      Class Shares     Bond Index           Debt Funds Objective
One year total return     2.65%           6.57%                    5.06%
--------------------------------------------------------------------------------
Annualized three year
total return              4.73%           6.64%                    5.73%
--------------------------------------------------------------------------------
Annualized five year
total return              5.12%           6.59%                    5.83%
--------------------------------------------------------------------------------
Annualized total return
inception to date         5.04%             --                        --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning March 22, 1998. Performance prior to that date reflects performance of the Marketvest Short-Term Bond Fund from its inception date of March 31, 1996. The performance of the Lehman 1-3 Year U.S. Government Bond Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% of Total Portfolio Investments

41% CORPORATE OBLIGATIONS
32% ASSET-BACKED SECURITIES
13% U.S. TREASURY OBLIGATIONS
10% U.S. GOVERNMENT AGENCY OBLIGATIONS
 3% U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
 1% REPURCHASE AGREEMENT


Schedule of Investments
--------------------------------------------------------------
                                        Principal      Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 12.4%

    TREASURY INFLATION INDEX
       3.500%, 01/15/11                    $3,000     $  3,161
                                         ---------------------
       3.375%, 01/15/12                     1,000        1,023
                                         ---------------------
    U.S. TREASURY NOTES
       6.000%, 08/15/04                     1,700        1,796
                                         ---------------------
       5.750%, 08/15/03                       500          520
                                         ---------------------
       4.625%, 05/15/06                       750          760
                                         ---------------------
       3.375%, 04/30/04                     1,600        1,605

TOTAL U.S. TREASURY OBLIGATIONS
(COST $8,757)                                         $  8,865
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.5%

    FHLB
       7.250%, 05/15/03                     1,000        1,046
                                         ---------------------
       6.375%, 11/14/03                     3,000        3,148
                                         ---------------------
    FHLMC
       7.000%, 07/15/05                       500          541
                                         ---------------------
    FNMA
       5.500%, 05/02/06                     2,000        2,041
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $6,749)                                         $  6,776
--------------------------------------------------------------


                                                  ANNUAL REPORT / APRIL 30, 2002

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED OBLIGATIONS -- 2.7%

    FHLMC
       6.250%, 11/15/22                    $1,862     $  1,929
                                         ---------------------
    FNMA++
       6.264%, 09/01/27                         1            1
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(COST $1,932)                                         $  1,930
--------------------------------------------------------------
CORPORATE OBLIGATIONS -- 39.5%

    CONSUMER STAPLES -- 1.4%

    CONAGRA FOODS
       5.500%, 10/15/02                     1,000        1,013
                                         ---------------------
    TOTAL CONSUMER STAPLES                            $  1,013
--------------------------------------------------------------
    ENERGY -- 5.3%

    ANADARKO PETROLEUM
       6.800%, 07/02/02                     1,200        1,207
                                         ---------------------
       6.500%, 05/15/05                       500          521
                                         ---------------------
    HUSKY OIL
       6.875%, 11/15/03                     1,000        1,034
                                         ---------------------
    PHILLIPS PETE
       6.650%, 03/01/03                     1,000        1,028
                                         ---------------------
    TOTAL ENERGY                                      $  3,790
--------------------------------------------------------------
    FINANCIALS -- 27.7%

    AMERICAN EXPRESS
       6.875%, 11/01/05                     1,700        1,806
                                         ---------------------
    ASSOCIATES N.A.
       5.750%, 10/15/03                     1,000        1,036
                                         ---------------------
    BANK OF AMERICA
       5.250%, 02/01/07                     1,000          999
                                         ---------------------
    BEAR STEARNS
       6.450%, 08/01/02                       800          807
                                         ---------------------
    GENERAL MOTORS ACCEPTANCE
       7.500%, 07/15/05                     2,000        2,125
                                         ---------------------
    HOUSEHOLD FINANCE
       5.750%, 01/30/07                     1,250        1,232
                                         ---------------------
    LEHMAN BROTHERS HOLDINGS
       6.250%, 05/15/06                       670          690

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MBNA, MTN
       6.150%, 10/01/03                    $1,000     $  1,025
                                         ---------------------
    MERRILL LYNCH, MTN, SER B
       7.180%, 02/11/03                     1,000        1,035
                                         ---------------------
       7.150%, 09/15/04                     1,000        1,066
                                         ---------------------
    MORGAN STANLEY DEAN WITTER
       6.100%, 04/15/06                     1,000        1,029
                                         ---------------------
    NATIONAL WESTMINSTER BANK
       9.375%, 11/15/03                     1,000        1,089
                                         ---------------------
    PNC FUNDING
       7.000%, 09/01/04                       500          529
                                         ---------------------
    ROUSE
       8.500%, 01/15/03                     1,000        1,027
                                         ---------------------
    US BANCORP
       5.875%, 11/01/03                     1,000        1,035
                                         ---------------------
    WACHOVIA
       6.700%, 06/21/04                     1,500        1,583
                                         ---------------------
    WELLS FARGO FINANCIAL
       6.700%, 09/22/04                     1,500        1,591
                                         ---------------------
    TOTAL FINANCIALS                                  $ 19,704
--------------------------------------------------------------
    INDUSTRIALS -- 1.5%

    FIRST DATA
       6.750%, 07/15/05                     1,000        1,067
                                         ---------------------
    TOTAL INDUSTRIALS                                 $  1,067
 --------------------------------------------------------------
    TELECOMMUNICATION SERVICES -- 1.3%

    SPRINT CAPITAL
       5.875%, 05/01/04                     1,000          950
                                         ---------------------
    TOTAL TELECOMMUNICATION SERVICES                  $    950
--------------------------------------------------------------
    UTILITIES -- 2.3%

    DOMINION RESOURCES
       6.000%, 01/31/03                     1,000        1,017
                                         ---------------------
    NRG NORTHEAST GENERATING, SER A-1
       8.065%, 12/15/04                       563          575
                                         ---------------------
    TOTAL UTILITIES                                   $  1,592
--------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $27,579)                                        $ 28,116
--------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                        SHORT-TERM BOND PORTFOLIO (CONCLUDED) 29

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
ASSET-BACKED SECURITIES -- 30.8%

    ANRC AUTO OWNER TRUST, SER 2001-A,
    CL A-4
       4.320%, 06/16/08                    $  900     $    907
                                         ---------------------
    CAPITAL AUTO RECEIVABLES ASSET
       3.820%, 07/15/05                     1,500        1,505
                                         ---------------------
    DAIMLER CHRYSLER AUTO TRUST,
    SER 2001-C, CL A3
       4.210%, 07/06/05                       700          710
                                         ---------------------
    EQCC HOME EQUITY LOAN TRUST,
    SER 1998-1, CL A4F
       6.459%, 03/15/21                     1,632        1,668
                                         ---------------------
    EQCC HOME EQUITY LOAN TRUST,
    SER 1999-1, CL A2F
       5.765%, 06/20/15                        26           26
                                         ---------------------
    EQCC HOME EQUITY LOAN TRUST,
    SER 1999-1, CL A3F
       5.915%, 11/20/24                     1,000        1,022
                                         ---------------------
    EQUICREDIT FUNDING TRUST,
    SER 1996-A, CL A3
       7.350%, 11/15/19                       327          331
                                         ---------------------
    FORD CREDIT AUTO OWNER TRUST,
    SER 2000-C, CL A4
       7.240%, 02/15/04                       702          719
                                         ---------------------
    FORD CREDIT AUTO OWNER TRUST,
    SER 2001-D, CL A3
       4.310%, 06/15/05                     1,000        1,017
                                         ---------------------
    GREEN TREE HOME IMPROVEMENT LOAN
    TRUST, SER 1995-F, CL B1
       6.750%, 01/15/21                     1,767        1,784
                                         ---------------------
    GREEN TREE HOME IMPROVEMENT LOAN
    TRUST, SER 1996-F, CL HIB1
       7.250%, 11/15/27                     2,000        2,022
                                         ---------------------
    GREENPOINT MANUFACTURED HOUSING,
    SER 1999-1, CL A2
       6.010%, 08/15/15                       340          348
                                         ---------------------
    HONDA AUTO RECEIVABLE OWNER TRUST,
    SER 2001-3, CL A2
       2.760%, 02/18/04                     1,100        1,104
                                         ---------------------
    PRUDENTIAL HOME MORTGAGE SECURITIES
    TRUST, SER 1994-25, CL A7
       7.500%, 08/25/24                       867          899
                                         ---------------------

--------------------------------------------------------------
                                 Shares/Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    RESIDENTIAL ASSET SECURITIES,
    SER 2001-KS3, CL AI3
       5.180%, 08/25/27                    $1,800     $  1,827
                                         ---------------------
    RESIDENTIAL FUNDING MORTGAGE
    SECURITIES II, SER 2001-HS1, CL A3
       5.940%, 01/25/16                       962          968
                                         ---------------------
    SLMA++
       2.470%, 10/25/07                     2,140        2,147
                                         ---------------------
       2.470%, 10/25/10                     2,000        2,011
                                         ---------------------
       2.430%, 01/25/07                       880          881
                                         ---------------------
TOTAL ASSET-BACKED SECURITIES
(COST $21,688)                                        $ 21,896
--------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%

    FIRST BOSTON 1.870%, DATED 4/30/02,
    MATURES 05/01/02 REPURCHASE PRICE
    $1,000,052 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)              1,000        1,000
                                         ---------------------
TOTAL REPURCHASE AGREEMENT
(COST $1,000)                                         $  1,000
--------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 0.6%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [TRIANGLE OMITTED]    397          397
                                         ---------------------
TOTAL RELATED PARTY MONEY MARKET PORTFOLIO
(COST $397)                                           $    397
--------------------------------------------------------------
TOTAL INVESTMENTS -- 96.9%
(COST $68,102)                                        $ 68,980
--------------------------------------------------------------
OTHER ASSETS & Liabilities, Net -- 3.1%               $  2,213
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                            $ 71,193
--------------------------------------------------------------
++ Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect 4/30/02. The date shown is the stated maturity.

[triangle omitted] This money market portfolio is advised by Allied Investment
    Advisors, Inc.who also serves as adviser of this portfolio.
    Cl -- Class
    FHLB -- Federal Home Loan Bank
    FHLMC -- Federal Home Loan Mortgage Corporation
    FNMA -- Federal National Mortgage Association
    MTN -- Medium Term Note
    Ser -- Series
    SLMA -- Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.



                                                  ANNUAL REPORT / APRIL 30, 2002

[Graphic omitted}

30      FIXED INCOME PORTFOLIOS

MARYLAND AND PENNSYLVANIA
TAX-FREE PORTFOLIOS

[Susan L. Schnaars, Photo Omitted]

SUSAN L. SCHNAARS, CFA

PORTFOLIO MANAGER

SUSAN L. SCHNAARS IS MANAGER OF THE
MARYLAND TAX-FREE PORTFOLIO AND
PENNSYLVANIA TAX-FREE PORTFOLIO. MS.
SCHNAARS IS ALSO RESPONSIBLE FOR
MANAGING SEVERAL LARGE INSTITUTIONAL
ACCOUNTS. SHE HAS BEEN A PRINCIPAL OF
AIA AND PORTFOLIO MANAGER SINCE 1996 AND
A VICE PRESIDENT OF ALLFIRST TRUST SINCE
1992. MS. SCHNAARS IS A CHARTERED
FINANCIAL ANALYST AND A CERTIFIED PUBLIC
ACCOUNTANT, AND HAS MORE THAN 11 YEARS
OF EXPERIENCE IN THE INVESTMENT
INDUSTRY.

Management Discussion and Analysis

     A steady supply of new municipal issues flooded the market in early 2002, but investors absorbed it well. As accounting issues plagued corporate America and the arrival and strength of the economic recovery wavered, investors sought shelter from the volatile equity and corporate bond markets. Municipals appear to have been (and continue to be) a good place to hide. At the beginning of the six-month period just past, the Treasury market was benefiting from a flight to quality. Municipals lagged in that rally and were attractive to investors in most tax brackets as tax-free securities yielded more than Treasuries. As expected, demand increased and municipals have outperformed taxable securities. Municipal investors are recovering from "rate shock" as yields rose approximately 25 basis points since the end of October. Ten-year securities are now yielding more than 4%, and long-dated municipals are providing yields of slightly more than 5%.

     As the economic recovery firms, we continue to believe that the prospect of higher future yields and of potentially higher returns from other investments may keep buyers on the sidelines, weakening the demand for fixed income securities as an asset class. We believe that as investors perceive a potential greater value in equities, they will re-examine their asset allocation, and may shift money from bonds into stocks, putting additional upward pressure on interest rates.

     We have eliminated positions in most of our longer-duration securities with sub-5% coupons. If the municipal market reacts to rising interest rates as it did several years ago, we feel that liquidity will be weak for securities with sub-5% coupons due to de minimis issues surrounding those issuers.

     We have shortened the interest rate sensitivity of the Portfolios slightly in anticipation of higher interest rates. We continue to focus on purchasing bonds with good call structure. Sector exposure has been held relatively stable; however, we made minor adjustments to increase our exposure to general obligations and revenue bonds that are strongly supported.

     As unemployment remains relatively high and corporate profits decline, we believe that lower tax revenues will have an impact on the financial health of municipal issuers. In light of tight quality spreads and the effect of economic weakness, we have and will continue to upgrade credit quality in the Portfolios. Any modifications to the Portfolios reflect our bias to seek to maximize after-tax total return, while providing a high level of tax-free income.


April 30, 2002 /  ANNUAL REPORT

                                                  MARYLAND TAX-FREE PORTFOLIO 31

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

            Maryland                                       Lipper
            Tax-Free        Lehman          Lehman      Other States
            Portfolio,      7 Year          10 Year     Intermediate
          Institutional    Municipal       Municipal   Municipal Debt
          Class Shares    Bond Index      Bond Index   Funds Objective
----------------------------------------------------------------------
11/30/96     100,000        100,000         100,000        100,000
APRIL 97     100,113        100,090         100,267        100,010
APRIL 98     108,269        107,932         109,262        106,801
APRIL 99     114,612        115,263         117,068        112,654
APRIL 00     111,898        115,227         116,728        111,144
APRIL 01     122,349        126,251         128,331        120,202
APRIL 02     130,018        135,127         137,581        127,005


CLASS A SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

                           Maryland                                        Lipper
            Maryland       Tax-Free         Lehman         Lehman       Other States
            Tax-Free       Portfolio,       7 Year         10 Year      Intermediate
            Portfolio,  Class A Shares     Municipal      Municipal    Municipal Debt
         Class A Shares   with load*      Bond Index     Bond Index    Funds Objective
--------------------------------------------------------------------------------------
1/31/97      10,000          9,550          10,000         10,000          10,000
APRIL 97     10,026          9,578          10,009         10,027          10,001
APRIL 98     10,820         10,336          10,793         10,926          10,680
APRIL 99     11,436         10,924          11,526         11,707          11,265
APRIL 00     11,150         10,651          11,523         11,673          11,114
APRIL 01     12,163         11,619          12,625         12,833          12,020
APRIL 02     12,909         12,332          13,513         13,758          12,701

CLASS B SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

                           Maryland                                        Lipper
            Maryland       Tax-Free         Lehman         Lehman       Other States
            Tax-Free       Portfolio,       7 Year         10 Year      Intermediate
            Portfolio,  Class B Shares     Municipal      Municipal    Municipal Debt
         Class B Shares   with CDSC*      Bond Index     Bond Index    Funds Objective
--------------------------------------------------------------------------------------
11/30/96     10,000         10,000          10,000         10,000          10,000
APRIL 97      9,958          9,958          10,009         10,027          10,001
APRIL 98     10,648         10,648          10,793         10,926          10,680
APRIL 99     11,152         11,152          11,526         11,707          11,265
APRIL 00     12,195         12,195          11,523         11,673          11,114
APRIL 01     13,227         13,227          12,625         12,833          12,020
APRIL 02     13,938         13,838          13,513         13,758          12,701


                                                                                                 Lipper
                                                                                              Other States
                                                                Lehman          Lehman         Intermediate
                           Inst' l     Class A    Class B     7 yr. Muni      10 yr. Muni       Muni Debt
                        Class Shares    Shares*   Shares*     Bond Index       Bond Index     Funds Objective
---------------------------------------------------------------------------------------------------------------
One year total return       6.27%        6.13%      5.37%       7.03%            7.21%             5.66%
--------------------------------------------------------------------------------------------------------------
One year total return
with load                     --         1.32%      0.37%         --               --                --
---------------------------------------------------------------------------------------------------------------
Annualized three year
total return                4.29%        4.12%      7.72%       5.44%            5.53%             4.07%
---------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load        --         2.54%      6.86%         --               --                --
---------------------------------------------------------------------------------------------------------------
Annualized five year
total return                5.37%        5.18%      6.96%       6.19%            6.53%             4.89%
---------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load        --         4.21%      6.65%         --               --                --
---------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date           5.08%        4.92%      6.42%         --               --                --
---------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date
with load                     --         4.04%      6.29%         --               --                --
---------------------------------------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning November 18, 1996. Class A Shares were offered beginning January 2, 1997. Performance for the Class A Shares with load reflects the deduction of the 4.50% sales charge. Class B Shares were offered beginning September 1, 1999. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

* Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

  The performance of the Lehman 7 Year Municipal Bond Index and the Lehman 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


                                                  ANNUAL REPORT / APRIL 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

MARYLAND TAX-FREE PORTFOLIO
Diversification By Sector
% of Total Portfolio Investments

63%   REVENUE BONDS
35%   GENERAL OBLIGATIONS
 2%   MUNICIPAL MONEY MARKET FUND

Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MARYLAND -- 91.0%

    ALLEGANY COUNTY, GO, AMBAC,
    PREREFUNDED 3/01/07 @101
       5.300%, 03/01/12                    $1,190    $   1,302
                                         ---------------------
    ANNE ARUNDEL COUNTY, GO
       6.000%, 09/01/06                     2,000        2,227
                                         ---------------------
       5.000%, 03/01/19                     2,000        2,014
                                         ---------------------
    BALTIMORE COUNTY, CONSOLIDATED
    PUBLIC IMPROVEMENTS GO
       5.500%, 06/01/16                     1,500        1,566
                                         ---------------------
       5.250%, 06/01/11                     1,000        1,051
                                         ---------------------
    BALTIMORE GO, SER B, MBIA
       7.000%, 10/15/03                     1,000        1,069
                                         ---------------------
    BALTIMORE, CITY PARKING SYSTEM
    FACILITIES RB, SER A, FGIC
       5.250%, 07/01/17                     1,000        1,060
                                         ---------------------
    BALTIMORE, CONVENTION CENTER RB,
    MBIA
       5.375%, 09/01/11                     2,910        3,157
                                         ---------------------
    BALTIMORE, PORT FACILITIES RB,
    CONSOLIDATED COAL SALES, SER A
       6.500%, 10/01/11                     1,000        1,036
                                         ---------------------
    BALTIMORE, WATER PROJECT RB, SER A,
    FSA
       5.750%, 07/01/30                     3,000        3,133
                                         ---------------------
    CALVERT COUNTY,  GO,
    PREREFUNDED 1/01/06 @101
       5.750%, 01/01/11                     1,900        2,090
                                         ---------------------
    CALVERT COUNTY, POLLUTION CONTROL
    AUTHORITY RB, BALTIMORE GAS,
    MBIA-IBC
       5.550%, 07/15/14                     2,500        2,628
                                         ---------------------
    CARROLL COUNTY, FAIRHAVEN & COPPER
    RIDGE PROJECT RB, SER A, RADIAN
    GUARANTY
       5.375%, 01/01/16                     2,000        2,085
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    CHARLES COUNTY GO
       5.700%, 03/01/10                    $  750    $     802
                                         ---------------------
    FREDERICK COUNTY GO, SER B,
    PREREFUNDED 7/01/02 @102
       6.300%, 07/01/08                     2,000        2,056
                                         ---------------------
    FREDERICK COUNTY, EDUCATIONAL
    FACILITIES RB, MOUNT ST. MARY'S
    COLLEGE, SER A
       5.750%, 09/01/25                     1,000          976
                                         ---------------------
    FREDERICK COUNTY, RETIREMENT
    COMMUNITY RB, BUCKINGHAMS CHOICE,
    SER A
       5.900%, 01/01/17                     1,000          921
                                         ---------------------
    HARFORD COUNTY GO
       5.500%, 12/01/08                     1,895        2,096
                                         ---------------------
    HOWARD COUNTY, CONSOLIDATED
    PUBLIC IMPROVEMENTS GO, SER A
       5.250%, 08/15/16                     1,480        1,554
                                         ---------------------
    HOWARD COUNTY, METROPOLITAN DISTRICT
    PROJECT GO, SER A
       5.250%, 08/15/15                     1,925        2,040
                                         ---------------------
    MARYLAND STATE, COMMUNITY
    DEVELOPMENT ADMINISTRATION RB,
    MULTI-FAMILY HOUSING DEVELOPMENT,
    WESTFIELD PROJECT, SER C
       5.200%, 12/01/29                     2,000        2,042
                                         ---------------------
    MARYLAND STATE, COMMUNITY
    DEVELOPMENT ADMINISTRATION RB,
    RESIDENTIAL HOUSING & Community
    Development, Ser A, FHA
       5.600%, 03/01/17                       975        1,004
                                         ---------------------
    MARYLAND STATE, COMMUNITY
    DEVELOPMENT ADMINISTRATION RB,
    SINGLE-FAMILY HOUSING & COMMUNITY
    DEVELOPMENT, FIRST SERIES, MHF/FHA
       5.050%, 04/01/08                     1,000        1,041
                                         ---------------------
    MARYLAND STATE, ECONOMIC DEVELOPMENT
    AUTHORITY RB, CHESAPEAKE HILLS GOLF
    COURSE
       8.250%, 11/01/26                     1,000          993
                                         ---------------------
    MARYLAND STATE, ECONOMIC DEVELOPMENT
    AUTHORITY RB, COLLEGIATE STUDENT
    HOUSING, SALISBURY PROJECT, SER A
       5.600%, 06/01/10                     1,945        1,996
                                         ---------------------
    MARYLAND STATE, ECONOMIC DEVELOPMENT
    AUTHORITY RB, HEALTH CARE
    FACILITIES, GNMA-CRESCENT CITIES
    PROJECT, SER A, COLLATERALIZED BY
    GNMA
       4.650%, 12/20/08                       725          741
                                         ---------------------

April 30, 2002  /   ANNUAL REPORT

                                      MARYLAND TAX-FREE PORTFOLIO (CONTINUED) 33

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MARYLAND STATE, ECONOMIC DEVELOPMENT
    AUTHORITY RB, LUTHERAN WORLD RELIEF,
    GUARANTY AGREEMENT
       7.125%, 04/01/19                    $  930    $     974
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    BULLIS SCHOOL, FSA
      5.250%, 07/01/20                     1,585        1,619
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    CATHOLIC HEALTH INITIATIVES, SER A
       6.000%, 12/01/13                     1,370        1,502
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    DOCTORS COMMUNITY HOSPITAL PROJECT
       5.500%, 07/01/24                     1,750        1,490
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    HELIX HEALTH ISSUE, AMBAC, ETM
       5.000%, 07/01/27                     2,500        2,437
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    HOSPITAL-CHARITY OBLIGATION GROUP,
    DAUGHTERS OF CHARITY, SER A
       4.750%, 11/01/14                     1,000        1,000
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    HOWARD COUNTY GENERAL HOSPITAL
       5.500%, 07/01/13                     1,000        1,050
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    JOHNS HOPKINS HOSPITAL
       5.000%, 05/15/26                     1,500        1,444
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    JOHNS HOPKINS MEDICINE, MBIA
       5.000%, 07/01/19                     1,500        1,519
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    JOHNS HOPKINS UNIVERSITY
       5.250%, 07/01/17                     2,000        2,077
                                         ---------------------
       5.125%, 07/01/20                     2,000        2,015
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    LOYOLA COLLEGE ISSUE
       5.000%, 10/01/39                     1,500        1,421
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    LOYOLA COLLEGE PROJECT, SER A, MBIA
       5.375%, 10/01/11                    $  950    $   1,018
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    MCLEAN SCHOOL ISSUE
       6.000%, 07/01/20                       250          252
                                         ---------------------
       6.000%, 07/01/31                       940          951
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    MEDLANTIC/HELIX ISSUE, SER A, FSA
       5.250%, 08/15/11                     2,000        2,070
                                         ---------------------
       5.250%, 08/15/12                     1,175        1,213
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    MERCY MEDICAL CENTER ISSUE, AMBAC
       5.750%, 07/01/15                     2,000        2,095
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    NORTH ARUNDEL HOSPITAL PROJECT, MBIA
       6.000%, 07/01/12                       500          529
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    PENINSULA REGIONAL MEDICAL CENTER
    PROJECT
       5.000%, 07/01/08                     1,000        1,014
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    PENINSULA UNITED METHODISTS OF
    MARYLAND, SER B
       5.250%, 10/01/28                     1,000          990
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    PICKERSGILL PROJECT, SER A
       6.000%, 01/01/15                     1,500        1,545
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    MERCY MEDICAL CENTER
       5.625%, 07/01/31                     2,000        1,927
                                         ---------------------
    MARYLAND STATE, HEALTH & HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    UNIVERSITY OF MARYLAND MEDICAL
    SYSTEM
       5.000%, 07/01/12                     1,000        1,013
                                         ---------------------
    MARYLAND STATE, LOCAL FACILITIES
    AUTHORITY GO, SECOND SER AA
       5.500%, 06/01/08                     1,500        1,601
                                         ---------------------

                                                  ANNUAL REPORT / April 30, 2002

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MARYLAND STATE, NATIONAL CAPITAL
    PARK & PLANNING COMMISSION RB, PARK
    ACQUISITION & DEVELOPMENT, SER T-2
       5.375%, 01/15/14                    $1,000    $   1,051
                                         ---------------------
    MARYLAND STATE, STADIUM AUTHORITY
    RB, AMBAC
       5.500%, 03/01/12                     1,000        1,064
                                         ---------------------
    MARYLAND STATE, TRANSPORTATION
    AUTHORITY RB
       5.750%, 07/01/15                     1,500        1,506
                                         ---------------------
    MARYLAND STATE, TRANSPORTATION
    AUTHORITY RB, BALTIMORE/WASHINGTON
    INTERNATIONAL AIRPORT PROJECT,
    SER B, FGIC
       6.000%, 07/01/07                     1,000        1,070
                                         ---------------------
    MARYLAND WATER QUALITY FINANCING
    ADMINISTRATION RB, REVOLVING LOAN
    FUND, SER A
       6.550%, 09/01/14                       945          967
                                         ---------------------
       5.500%, 09/01/12                     1,250        1,323
                                         ---------------------
    MONTGOMERY COUNTY, CONSOLIDATED
    PUBLIC IMPROVEMENTS GO
       4.750%, 02/01/15                     2,025        2,071
                                         ---------------------
    MONTGOMERY COUNTY, CONSOLIDATED
    PUBLIC IMPROVEMENTS GO, SER A
       5.800%, 07/01/07                     1,000        1,112
                                         ---------------------
    MONTGOMERY COUNTY, CONSOLIDATED
    PUBLIC IMPROVEMENTS GO, SER A,
    PREREFUNDED 1/01/10 @101
       5.600%, 01/01/16                     2,000        2,230
                                         ---------------------
    MONTGOMERY COUNTY, PARKING AUTHORITY
    RB, SILVER SPRING PARKING LOT
    PROJECT, SER A, FGIC
       6.250%, 06/01/09                       500          512
                                         ---------------------
    MONTGOMERY COUNTY, SPECIAL
    OBLIGATION, WEST GERMANTOWN
    DEVELOPMENT DISTRICT, SER A
       5.375%, 07/01/20                       250          252
                                         ---------------------
    NEW BALTIMORE, SCHOOL BOARD SYSTEM RB
       5.000%, 11/01/13                     1,135        1,187
                                         ---------------------
    NORTHEAST MARYLAND WASTE DISPOSAL
    AUTHORITY RB, SOUTHWEST RESOURCES
    RECOVERY FACILITY, MBIA
       7.200%, 01/01/06                     2,500        2,719
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    PRINCE GEORGES COUNTY,  GO,
    STORMWATER MANAGEMENT
       5.500%, 03/15/13                    $2,575    $   2,707
                                         ---------------------
    PRINCE GEORGES COUNTY, CONSOLIDATED
    PUBLIC IMPROVEMENTS GO, FSA
       5.500%, 10/01/10                     2,000        2,210
                                         ---------------------
    PRINCE GEORGES COUNTY, CONSOLIDATED
    PUBLIC IMPROVEMENTS GO, SER A, MBIA
       6.000%, 03/01/07                     1,450        1,483
                                         ---------------------
    QUEEN ANNES COUNTY, PUBLIC
    FACILITIES GO, FGIC
       6.000%, 11/15/08                     1,000        1,119
                                         ---------------------
       5.400%, 11/15/11                     1,000        1,076
                                         ---------------------
    ST. MARY'S COLLEGE, ACADEMIC &
    AUXILIARY FACILITIES RB, SER A, MBIA
       5.250%, 09/01/27                     2,000        2,005
                                         ---------------------
    ST. MARY'S COUNTY, CONSOLIDATED
    PUBLIC IMPROVEMENTS GO
       4.450%, 07/01/14                     1,100        1,106
                                         ---------------------
    ST. MARY'S COUNTY, COUNTY
    COMMISSIONERS ST. MARY'S HOSPITAL
       5.000%, 10/01/21                     1,000          998
                                         ---------------------
    UNIVERSITY OF MARYLAND, AUXILIARY
    FACILITY & TUITION RB, SER A
       5.500%, 04/01/10                     1,000        1,064
                                         ---------------------
    UNIVERSITY OF MARYLAND, AUXILIARY
    FACILITY & TUITION RB, SER A,
    PREREFUNDED 4/01/03 @102
       5.500%, 04/01/11                     1,500        1,579
                                         ---------------------
    WASHINGTON COUNTY, PUBLIC
    IMPROVEMENTS GO, MBIA, PREREFUNDED
    1/01/05 @102
       5.800%, 01/01/15                     1,250        1,367
                                         ---------------------
    WASHINGTON SUBURBAN SANITATION
    DISTRICT GO, GENERAL CONSTRUCTION
       6.000%, 06/01/18                     1,000        1,149
                                         ---------------------
    WASHINGTON SUBURBAN SANITATION
    DISTRICT GO, WATER SUPPLY
       4.700%, 06/01/18                     2,000        1,980
                                         ---------------------
    TOTAL MARYLAND                                   $ 114,353
--------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                      MARYLAND TAX-FREE PORTFOLIO (CONCLUDED) 35

--------------------------------------------------------------
                                 Shares/Principal       Market
  Description                         Amount (000)   Value (000)
---------------------------------------------------------------
    PUERTO RICO -- 5.9%

    COMMONWEALTH OF PUERTO RICO,
    ELECTRIC POWER AUTHORITY RB, SER HH,
    FSA
       5.250%, 07/01/29                    $3,060    $   3,095
                                         ---------------------
    COMMONWEALTH OF PUERTO RICO, HIGHWAY
    & TRANSPORTATION, SER F
       5.250%, 07/01/11                     1,000        1,077
                                         ---------------------
    COMMONWEALTH OF PUERTO RICO, PUBLIC
    BUILDINGS AUTHORITY RB, MBIA-IBC
    COMMONWEALTH GTD
       5.700%, 07/01/16                       500          524
                                         ---------------------
    COMMONWEALTH OF PUERTO RICO, PUBLIC
    FINANCE AUTHORITY RB, SER A, AMBAC
       5.375%, 06/01/19                     1,500        1,618
                                         ---------------------
    COMMONWEALTH OF PUERTO RICO, PUBLIC
    IMPROVEMENTS GO, MBIA
       6.250%, 07/01/12                     1,000        1,180
                                         ---------------------
    TOTAL PUERTO RICO                                $   7,494
--------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
(COST $117,744)                                      $ 121,847
--------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND -- 2.0%

    DREYFUS TAX-EXEMPT CASH
    MANAGEMENT FUND                         2,514        2,514
                                         ---------------------
TOTAL MUNICIPAL MONEY MARKET FUND
(COST $2,514)                                        $   2,514
--------------------------------------------------------------
TOTAL INVESTMENTS -- 98.9%
(COST $120,258)                                      $ 124,361
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 1.1%              $   1,330
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 125,691
--------------------------------------------------------------
   ETM -- Escrowed to Maturity
   FGIC -- Financial Guaranty Insurance Corporation
   GO -- General Obligation
   GTD -- Guaranteed Mortgage Certificate
   RB -- Revenue Bond
   Ser -- Series
   These organizations have provided underlying credit support for securities listed above, as indicated.
   AMBAC -- American Municipal Bond Assurance Corporation
   FHA -- Federal Housing Authority
   FSA -- Financial Security Assistance
   GNMA -- Government National Mortgage Corporation
   IBC -- Insured Bond Certification
   MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / APRIL 30, 2002

36   PENNSYLVANIA TAX-FREE PORTFOLIO

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

          Pennsylvania                                                     Lipper
            Tax-Free        Lehman          Lehman         Lehman       Pennsylvania
            Portfolio,      5 Year          7 Year         10 Year      Intermediate
          Institutional    Municipal       Municipal      Municipal    Municipal Debt
          Class Shares    Bond Index      Bond Index     Bond Index    Funds Objective
---------------------------------------------------------------------------------------
3/31/96      100,000        100,000         100,000        100,000         100,000
APRIL 96     100,340         99,983          99,817         99,646          99,620
APRIL 97     104,253        104,638         105,156        105,986         104,462
APRIL 98     111,307        111,677         113,395        115,494         112,077
APRIL 99     117,493        118,910         121,097        123,746         118,275
APRIL 00     112,940        119,344         121,059        123,386         116,004
APRIL 01     123,388        130,197         132,640        135,652         125,841
APRIL 02     132,244        139,145         141,966        145,428         133,542

CLASS A SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

                         Pennsylvania                                                          Lipper
          Pennsylvania     Tax-Free         Lehman         Lehman          Lehman           Pennsylvania
            Tax-Free       Portfolio,       5 Year         7 Year          10 Year          Intermediate
            Portfolio,  Class A Shares     Municipal      Municipal       Municipal        Municipal Debt
         Class A Shares*  with load*      Bond Index     Bond Index      Bond Index        Funds Objective
-----------------------------------------------------------------------------------------------------------
3/31/96      10,000          9,550          10,000         10,000          10,000              10,000
APRIL 96     10,034          9,586           9,998          9,982           9,965               9,962
APRIL 97     10,374          9,910          10,464         10,516          10,599              10,446
APRIL 98     11,062         10,568          11,168         11,339          11,549              11,208
APRIL 99     11,659         11,138          11,891         12,110          12,375              11,827
APRIL 00     11,198         10,698          11,934         12,106          12,339              11,600
APRIL 01     12,205         11,659          13,020         13,264          13,565              12,584
APRIL 02     13,062         12,479          13,914         14,197          14,543              13,354


CLASS B SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

          Pennsylvania
            Tax-Free                                                       Lipper
            Portfolio       Lehman          Lehman         Lehman       Pennsylvania
         Class B Shares     5 Year          7 Year         10 Year      Intermediate
            with and       Municipal       Municipal      Municipal    Municipal Debt
          without CDSC*   Bond Index      Bond Index     Bond Index    Funds Objective
--------------------------------------------------------------------------------------
3/31/96      10,000         10,000          10,000         10,000          10,000
APRIL 96     10,024          9,998           9,982          9,965           9,962
APRIL 97     10,296         10,464          10,516         10,599          10,446
APRIL 98     10,871         11,168          11,339         11,549          11,208
APRIL 99     11,375         11,891          12,110         12,375          11,827
APRIL 00     11,950         11,934          12,106         12,339          11,600
APRIL 01     12,942         13,020          13,264         13,565          12,584
APRIL 02     13,752         13,914          14,197         14,543          13,354


----------------------------------------------------------------------------------------------------------
                                                                                                Lipper PA
                                                              Lehman      Lehman     Lehman    Intmdt. Muni
                            Inst'l      Class A    Class B  5 yr. Muni  7 yr. Muni 10 yr. Muni  Debt Funds
                         Class Shares   Shares*     Shares* Bond Index  Bond Index  Bond Index  Objective
----------------------------------------------------------------------------------------------------------
One year total return         7.18%      7.03%       6.26%     6.87%      7.03%       7.21%       6.12%
----------------------------------------------------------------------------------------------------------
One year total return
with load                       --       2.23%       1.26%       --         --          --          --
----------------------------------------------------------------------------------------------------------
Annualized three year
total return                  4.02%      3.86%       6.53%     5.38%      5.44%       5.53%       4.16%
----------------------------------------------------------------------------------------------------------
Annualized three year
total return with load          --       2.28%       5.66%       --         --          --          --
----------------------------------------------------------------------------------------------------------
Annualized five year
total return                  4.87%      4.72%       5.96%     5.87%      6.19%       6.53%       5.01%
----------------------------------------------------------------------------------------------------------
Annualized five year
total return with load          --       3.75%       5.64%       --         --          --          --
----------------------------------------------------------------------------------------------------------
Annualized total
return inception to date      4.70%      4.49%       5.37%       --         --          --          --
----------------------------------------------------------------------------------------------------------
Annualized total
return inception to
date with load                  --       3.70%       5.37%       --         --          --          --
----------------------------------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  For each class, performance presented prior to March 23, 1998, reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund from its inception date of April 1, 1996. Class A Shares were offered beginning March 23, 1998. Performance for the Class A Shares with load reflects the deduction of the 4.50% sales charge. Class B Shares were offered beginning September 1, 1999. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

* Performance shown prior to the actual inception dates of Class A and Class B Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

  The performance of the Lehman 5 Year Municipal Bond Index, Lehman 7 Year Municipal Bond Index, and Lehman 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfiolio shares.

April 30, 2002  /   ANNUAL REPORT

                                              PENNSYLVANIA TAX-FREE PORTFOLIO 37

[Bar Graph Omitted]
Plot points are as follows:

PENNSYLVANIA TAX-FREE PORTFOLIO
Diversification By Sector
% of Total Portfolio Investments

74% REVENUE BONDS
23% GENERAL OBLIGATIONS
 3% MUNICIPAL MONEY MARKET FUND

Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 95.8%

    PENNSYLVANIA -- 94.0%

    ADAMS COUNTY GO, FGIC
      5.500%, 11/15/26                    $2,500    $   2,566
                                         ---------------------
    ALLEGHENY COUNTY GO, SER C-52, FGIC
       5.250%, 11/01/21                     4,000        4,045
                                         ---------------------
    ALLEGHENY COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB,
    ENVIRONMENTAL IMPROVEMENT PROJECT,
    SER A
       6.700%, 12/01/20                     4,150        4,264
                                         ---------------------
    ALLENTOWN AREA HOSPITAL AUTHORITY
    RB, SACRED HEART HOSPITAL
       6.500%, 11/15/08                     2,665        2,592
                                         ---------------------
    BUCKS COUNTY, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, AMBAC
       5.125%, 09/15/31                       450          438
                                         ---------------------
       5.000%, 09/15/21                       565          557
                                         ---------------------
    Bucks County, Industrial Development
    AUTHORITY RB, PERSONAL CARE, SER A,
    ETM, REMARKETED 11/15/93
      10.000%, 05/15/19                     4,775        7,598
                                         ---------------------
    BURRELL SCHOOL DISTRICT GO, FGIC,
    STAID
       5.250%, 11/15/10                     2,200        2,373
                                         ---------------------
    CHESTER COUNTY, HEALTH & EDUCATION
    FACILITIES AUTHORITY RB, CHESTER
    COUNTY HOSPITAL, MBIA
       5.625%, 07/01/09                     1,985        2,124
                                         ---------------------
       5.625%, 07/01/10                     1,675        1,782
                                         ---------------------
       5.500%, 07/01/07                       965        1,045
                                         ---------------------
    CHESTER COUNTY, HEALTH & EDUCATION
    FACILITIES AUTHORITY RB, IMMACULATA
    COLLEGE, RADIAN/IBC GUARANTY
       5.625%, 10/15/27                     2,250        2,284

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    CHESTER COUNTY, HEALTH & EDUCATION
    FACILITIES AUTHORITY RB, MAIN LINE
    HEALTH SYSTEMS, SER A, MBIA/IBC
       5.300%, 05/15/07                    $2,045    $   2,155
                                         ---------------------
    DAUPHIN COUNTY, GENERAL HEALTH
    AUTHORITY RB, PINNACLE HEALTH SYSTEM
    PROJECT, MBIA
       5.200%, 05/15/09                       910          967
                                         ---------------------
    DELAWARE COUNTY, COMMUNITY HOSPITAL
    AUTHORITY RB
       6.000%, 12/15/20                     4,000        3,800
                                         ---------------------
    DELAWARE COUNTY, DUNWOODY VILLAGE
    PROJECT RB
       6.250%, 04/01/30                     1,200        1,216
                                         ---------------------
       5.550%, 04/01/06                       300          301
                                         ---------------------
    INDIANA COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY POLLUTION
    CONTROL RB, NEW YORK STATE ELECTRIC
    & GAS, SER A, MBIA
       6.000%, 06/01/06                     1,500        1,659
                                         ---------------------
    LANCASTER COUNTY, SOLID WASTE
    MANAGEMENT AUTHORITY RB, SER B,
    AMBAC
       5.375%, 12/15/15                     4,000        4,215
                                         ---------------------
    LEHIGH COUNTY, GENERAL PURPOSE
    AUTHORITY GOH, MUHLENBERG HOSPITAL
    CENTER PROJECT, ETM
       5.750%, 07/15/10                     1,270        1,395
                                         ---------------------
    LEHIGH COUNTY, GENERAL PURPOSE
    AUTHORITY GOH, MUHLENBERG HOSPITAL
    CENTER PROJECT, ETM, REFUNDED BALANCE
       5.750%, 07/15/10                     1,730        1,901
                                         ---------------------
    LEHIGH COUNTY, PUBLIC IMPROVEMENTS
    PROJECT GO, SER A, CNTY GTD,
    PREREFUNDED 5/15/06 @100
       5.550%, 11/15/12                     2,100        2,289
                                         ---------------------
       5.500%, 11/15/11                     2,000        2,177
                                         ---------------------
    LUZERNE COUNTY, PENNSYLVANIA FLOOD
    PROTECTION AUTHORITY RB, SER A,
    CNTY GTD, MBIA
       5.250%, 01/15/12                     2,310        2,492
                                         ---------------------
    MCKEAN COUNTY, HOSPITAL AUTHORITY
    RB, BRADFORD HOSPITAL PROJECT, ACA/CBI
       6.100%, 10/01/20                     2,500        2,566
                                         ---------------------
    MERCER COUNTY GO, FGIC
       5.500%, 10/01/18                     1,155        1,208
                                         ---------------------
       5.500%, 10/01/19                     1,215        1,264
                                         ---------------------
    MONTGOMERY COUNTY, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    BEAVER COLLEGE PROJECT, CONLEE
       5.700%, 04/01/10                       500          538
                                         ---------------------

                                                  ANNUAL REPORT / April 30, 2002

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MONTGOMERY COUNTY, HEALTH & HIGHER
    Education Facilities Authority RB,
    HEALTH CARE, HOLY REDEEMER HEALTH,
    SER A, AMBAC
       5.500%, 10/01/08                    $1,275    $   1,390
                                         ---------------------
       5.250%, 10/01/04                     2,070        2,197
                                         ---------------------
    MONTGOMERY COUNTY, HEALTH & HIGHER
    EDUCATION FACILITIES AUTHORITY RB,
    PHILADELPHIA GERIATRIC CENTER, SER A
       7.250%, 12/01/19                     3,000        3,019
                                         ---------------------
    MONTGOMERY COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, ACTS
    RETIREMENT-LIFE COMMUNITIES
       5.250%, 11/15/28                     3,000        2,719
                                         ---------------------
    MONTGOMERY COUNTY, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, ADULT
    COMMUNITIES TOTAL SERVICES PROJECT,
    SER B
       5.750%, 11/15/17                     1,000        1,003
                                         ---------------------
    NORTHHAMPTON COUNTY GO
       5.125%, 08/15/19                     3,575        3,611
                                         ---------------------
    PENNSYLVANIA STATE, CONVENTION
    CENTER AUTHORITY RB, SER A, FGIC,
    ETM
       6.000%, 09/01/19                     5,410        6,100
                                         ---------------------
    PENNSYLVANIA STATE, CONVENTION
    CENTER AUTHORITY RB, SER A, FSA
       6.750%, 09/01/19                     2,000        2,207
                                         ---------------------
    PENNSYLVANIA STATE, CONVENTION
    CENTER AUTHORITY RB, SER A, MBIA/IBC
       6.750%, 09/01/19                     2,500        2,759
                                         ---------------------
    PENNSYLVANIA STATE, FIRST SERIES, FGIC
       5.375%, 05/15/15                     5,000        5,219
                                         ---------------------
    PENNSYLVANIA STATE, HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    DREXEL UNIVERSITY
       6.000%, 05/01/24                     4,075        4,182
                                         ---------------------
    PENNSYLVANIA STATE, HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    GWYNEDD-MERCY COLLEGE, RADIAN
    GUARANTY GO, ASSET-IBCC
       5.600%, 11/01/22                     2,600        2,678
                                         ---------------------
    PENNSYLVANIA STATE, HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    UNIVERSITY OF PENNSYLVANIA HEALTH
    SERVICES PROJECT, SER A
       5.500%, 01/01/09                     4,000        4,130
                                         ---------------------
    PENNSYLVANIA STATE, HOUSING FINANCE
    AGENCY RB, SER 50A
       6.000%, 10/01/13                     1,500        1,569
                                         ---------------------
    PENNSYLVANIA STATE, INDUSTRIAL
    DEVELOPMENT AUTHORITY RB, AMBAC
       6.000%, 07/01/06                     3,000        3,322
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    PENNSYLVANIA, INTERGOVERNMENTAL
    COOPERATIVE AUTHORITY RB,
    PHILADELPHIA FUNDING PROGRAM, FGIC
       5.400%, 06/15/09                    $1,345    $   1,421
                                         ---------------------
    PHILADELPHIA GO, FGIC
       5.125%, 05/15/14                     5,000        5,231
                                         ---------------------
    PHILADELPHIA, AUTHORITY FOR
    INDUSTRIAL LEASE RB, SER B, FSA
       5.250%, 10/01/30                     2,000        1,970
                                         ---------------------
    PHILADELPHIA, HEALTH & HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    COMMUNITY COLLEGE OF PHILADELPHIA,
    AMBAC
       5.500%, 05/01/14                     1,280        1,370
                                         ---------------------
       5.500%, 05/01/15                     1,350        1,439
                                         ---------------------
    PHILADELPHIA, HEALTH & HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    JEFFERSON HEALTH SYSTEM, SER A
       5.500%, 05/15/05                     1,000        1,060
                                         ---------------------
    PHILADELPHIA, HOSPITAL & HIGHER
    EDUCATIONAL FACILITIES AUTHORITY RB,
    TEMPLE UNIVERSITY HOSPITAL, SER A
       6.625%, 11/15/23                     3,250        3,258
                                         ---------------------
    PHILADELPHIA, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, CITY OF PHILADELPHIA
    PROJECT, SER A, MBIA
       6.000%, 02/15/07                     1,365        1,515
                                         ---------------------
    PHILADELPHIA, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, FRANKLIN INSTITUTE
    PROJECT
       5.200%, 06/15/18                     2,100        2,019
                                         ---------------------
       5.200%, 06/15/26                     2,100        1,927
                                         ---------------------
    PHILADELPHIA, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, GIRARD ESTATE COAL
    MINING PROJECT, ETM
       5.500%, 11/15/16                     3,590        3,801
                                         ---------------------
    PHILADELPHIA, INDUSTRIAL DEVELOPMENT
    AUTHORITY RB, SIMPSON HOUSE PROJECT
       4.750%, 08/15/08                     1,000          950
                                         ---------------------
    PHILADELPHIA, MUNICIPAL AUTHORITY
    RB, JUSTICE LEASE, SER A, MBIA
       7.100%, 11/15/06                     4,095        4,178
                                         ---------------------
    PHILADELPHIA, WATER & WASTEWATER
    RB, MBIA
       6.250%, 08/01/07                     3,000        3,398
                                         ---------------------
       6.250%, 08/01/08                     2,150        2,454
                                         ---------------------
    PITTSBURGH & ALLEGHENY COUNTIES,
    PUBLIC AUDITORIUM RB, REGIONAL ASSET
    DISTRICT SALES TAX, AMBAC
       5.250%, 02/01/17                     3,000        3,086
                                         ---------------------


April 30, 2002  /   ANNUAL REPORT

                                  PENNSYLVANIA TAX-FREE PORTFOLIO (CONCLUDED) 39

--------------------------------------------------------------
                                 Shares/Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    RIDLEY PARK, TAYLOR HOSPITAL RB,
    SER A, ETM
       6.000%, 12/01/05                    $  495    $     525
                                         ---------------------
    SCRANTON-LACKAWANNA, MERCY HEALTH
    HOSPITAL FACILITIES RB, SER B, MBIA
       5.625%, 01/01/16                     2,000        2,105
                                         ---------------------
    TREDYFFRIN TOWNSHIP GO
       5.250%, 11/15/17                     1,750        1,781
                                         ---------------------
    WEST CHESTER AREA SCHOOL DISTRICT
       5.000%, 04/15/16                     1,515        1,543
                                         ---------------------
    TOTAL PENNSYLVANIA                               $ 152,947
--------------------------------------------------------------
    PUERTO RICO -- 1.8%

    PUERTO RICO ELECTRIC POWER AUTHORITY,
    SER AA, MBIA
       5.400%, 07/01/13                     2,745        2,966
                                         ---------------------
    TOTAL PUERTO RICO                                $   2,966
--------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
(COST $151,226)                                      $ 155,913
--------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND -- 2.7%

    BLACKROCK PENNSYLVANIA MUNICIPAL
    MONEY MARKET PORTFOLIO                  4,402        4,402
                                         ---------------------
TOTAL MUNICIPAL MONEY MARKET FUND
(COST $4,402)                                        $   4,402
--------------------------------------------------------------
TOTAL INVESTMENTS -- 98.5%
(COST $155,628)                                      $ 160,315
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 1.5%              $   2,371
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 162,686
--------------------------------------------------------------
   ETM -- Escrowed to Maturity
   GO -- General Obligation
   GOH -- General Obligation of Hospital
   RB -- Revenue Bond
   Ser -- Series
   STAID -- State Aid Withholding
   These organizations have provided underlying credit support for securities listed above, as indicated.
   ACA -- American Capital Assets
   AMBAC -- American Municipal Bond Assurance Corporation
   ASSET -- Asset Guaranty
   CBI -- Certificate of Bond Insurance
   CNTY GTD -- County Guaranteed
   CONLEE -- College Construction Loan Insurance Association
   FGIC -- Financial Guaranty Insurance Corporation
   FSA -- Financial Security Assistance
   IBC  -- Insured Bond Certification
   MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / APRIL 30, 2002

[Graphic omitted]

40       FIXED INCOME PORTFOLIOS

INTERMEDIATE FIXED INCOME PORTFOLIO


[Wilmer C. Stith III, Photo Omitted]

WILMER C. STITH III, CFA

CO-PORTFOLIO MANAGER

WILMER C. STITH III IS
CO-MANAGER, WITH MR. GRADOW,
OF THE INTERMEDIATE FIXED
INCOME PORTFOLIO, AND IS
MANAGER OR CO-MANAGER OF OTHER
ARK FUNDS PORTFOLIOS. HE HAS
BEEN A VICE PRESIDENT OF AIA
AND PORTFOLIO MANAGER SINCE
1996. HE MANAGES SEPARATE
MONEY MARKET ACCOUNTS, ASSISTS
IN THE MANAGEMENT OF THE MONEY
MARKET PORTFOLIOS, AND IS
RESPONSIBLE FOR ANALYZING AND
TRADING VARIOUS FIXED INCOME
SECURITIES. MR. STITH HAS MORE
THAN NINE YEARS OF EXPERIENCE
IN THE INVESTMENT INDUSTRY,
AND IS A CHARTERED FINANCIAL
ANALYST.

[Steven M. Gradow, Photo Omitted]

STEVEN M. GRADOW

CO-PORTFOLIO MANAGER

STEVEN M. GRADOW IS
CO-MANAGER, WITH MR. STITH, OF
THE INTERMEDIATE FIXED INCOME
PORTFOLIO AND MANAGER OR
CO-MANAGER OF OTHER ARKFUNDS
PORTFOLIOS. HE HAS BEEN A
MANAGING DIRECTOR OF, AND
DIRECTOR OF FIXED INCOME
INVESTMENTS FOR, AIA SINCE
1996 AND CO-MANAGER OF ANOTHER
ARK FUNDS PORTFOLIO. MR.
GRADOW'S EXPERIENCE INCLUDES
FIVE YEARS OF FIXED INCOME
MANAGEMENT FOR THE PUBLIC
EMPLOYEES RETIREMENT SYSTEM OF
CALIFORNIA (CALPERS). MR.
GRADOW HAS MORE THAN 19 YEARS
OF EXPERIENCE IN THE
INVESTMENT INDUSTRY.


Management Discussion and Analysis

     It certainly was a tumultuous year in the fixed income markets. The economy officially hit a recession in March 2001 with Gross Domestic Product (GDP) contracting slightly in the third quarter amidst the steepest drop in industrial production in over twenty years. Six months later, however, first quarter GDP rose 5.6%. Strides in U.S. productivity and the benign inflationary environment, which characterized the "new economy" during the 1990's, held up relatively well into the new millennium. These events and the terrorist attacks resulted in the Federal Reserve engaging in one of its most aggressive easing policies in the last fifty years, with the Federal Funds rate falling precipitously from 6.50% to 1.75% over the course of just one year. This economic and monetary environment resulted in positive returns for the short end of the U.S. bond market as witnessed in the two-year U.S. Treasury Note falling from a 4.15% yield-to-maturity at the beginning of the year to 3.23% at the end of year.

     Recently, the bond market has priced in a rebound in economic growth resulting in higher interest rates all along the yield curve. While we feel the bond market may be overestimating the speed with which the Fed will tighten monetary policy, we do believe the secular rise in interest rates has begun. An accommodating Fed is providing a significant amount of monetary stimulus as the Federal Funds target is at a 40-year low of 1.75%. Fiscal stimuli in the form of higher government spending and tax cuts also provide ample munitions to reignite economic growth. In light of this outlook, the Portfolio ended the year with a shorter duration than its benchmark. This interest rate profile contributed positively to Portfolio performance.

     The Portfolio had a positive total rate of return of 5.18% for the past fiscal year. However, it underperformed its relative benchmark. A major reason for this stemmed from holding certain corporate credits. Over the last year volatility was a dominant attribute of the corporate bond market, which was marred by heightened credit risk and default experiences. It also witnessed the largest bankruptcy in U.S. history, and dealt with the consequences of overcapacity in both the telecommunications and automobile industries.

     We view asset-backed securities (ABS) and short-dated mortgage securities as offering relative value versus other fixed income sectors. We anticipated increased investor demand for short-term securities that offer a "AAA" credit rating. The mortgage- and asset-backed securities (MBS/ABS) sectors were two of the best-performing fixed income sectors last year, and the Portfolio's return benefited from its 18% MBS/ABS allocation. From a strategic sector perspective we have reduced our allocation to U.S. Treasury securities. Unlike last year, we anticipate U.S. Treasuries will underperform other sectors. Rising interest rates and looming budget deficits lead us to believe that higher-yielding sectors such as government agencies and ABS may outperform Treasuries. We are focused on adding coupon income to insulate the Portfolio from higher interest rates. We also purchased Treasury Inflation Protection Securities (TIPS). While we do not foresee a sudden surge in inflation, we do think there are significant inflationary pressures building such as the recent rise in the price of oil. These factors, along with a very accommodative Fed, may lead to a significant rise in inflationary expectations -- particularly after having been so low for so long. TIPS adjust to changes in the Consumer Price Index-Urban Index on a monthly basis, and should outperform fixed rate coupon Treasuries of comparable maturity given a rise in inflationary expectations. Furthermore, the U.S. Treasury has recently stated that they intend to continue to issue TIPS with greater frequency. These two developments have raised the level of demand for TIPS by investors. The Portfolio has added a 5.6% position in TIPS.

     The Portfolio continues to be well diversified and has a very high average credit quality of AA1. It seeks overall diversification by investing in Treasuries, U.S. Government Agencies, AAA-rated ABS, and in well diversified short-term corporate bonds. We expect volatility in the bond market to continue this year, and will position the Portfolio in those sectors which we feel will offer relative value.


April 30, 2002  /   ANNUAL REPORT

                                          INTERMEDIATE FIXED INCOME PORTFOLIO 41

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

          Intermediate                                      Lipper
          Fixed Income      Lehman          Lehman       Intermediate
            Portfolio,   Intermediate    Intermediate  Investment Grade
          Institutional   Government/   U.S. Government   Debt Funds
          Class Shares   Credit Index     Bond Index       Objective
------------------------------------------------------------------------
11/30/96     100,000        100,000         100,000         100,000
APRIL 97     100,258        100,414         100,559          99,911
APRIL 98     108,927        109,393         109,283         109,882
APRIL 99     114,809        116,356         116,230         115,838
APRIL 00     115,178        118,154         118,665         115,953
APRIL 01     127,526        132,475         132,488         129,106
APRIL 02     134,129        141,984         142,137         137,524

--------------------------------------------------------------------------------
                                  Lehman         Lehman     Lipper Intermediate
                               Intermediate   Intermediate    Investment Grade
                     Inst' l   Gov't./Credit U.S. Government   Debt Funds
                  Class Shares    Index        Bond Index       Objective
--------------------------------------------------------------------------------
One year total return  5.18%      7.18%          7.28%            6.52%
--------------------------------------------------------------------------------
Annualized three year
total return           5.32%      6.86%          6.94%            5.93%
--------------------------------------------------------------------------------
Annualized five year
total return           5.99%      7.17%          7.17%            6.60%
--------------------------------------------------------------------------------
Annualized total return
inception to date      5.63%        --             --               --
--------------------------------------------------------------------------------

   Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

   Institutional Class Shares were offered beginning November 18, 1996.

   The performance of the Lehman Intermediate Government/Credit Index and the Lehman Intermediate U.S. Government Bond Index does not include operating expenses that are incurred by the Portfolio.

   The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
--------------------------------------------------------------------------------

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% of Total Portfolio Investments

38% CORPORATE OBLIGATIONS
25% U.S. TREASURY OBLIGATIONS
18% U.S. GOVERNMENT AGENCY OBLIGATIONS
12% U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
 6% ASSET-BACKED SECURITIES
 1% PREFERRED STOCK

Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 25.0%

    TREASURY INFLATION INDEX
       3.500%, 01/15/11                    $5,000    $   5,269
                                         ---------------------
       3.375%, 01/15/12                     2,000        2,047
                                         ---------------------
    U.S. TREASURY NOTES
       6.625%, 05/15/07                     1,000        1,093
                                         ---------------------
       6.500%, 05/15/05                     1,175        1,264
                                         ---------------------
       6.250%, 02/15/07o                    4,175        4,491
                                         ---------------------
       6.125%, 08/15/07                     1,120        1,199
                                         ---------------------
       6.000%, 08/15/09                     2,000        2,129
                                         ---------------------
       5.625%, 05/15/08                     3,665        3,835
                                         ---------------------
       5.500%, 05/15/09                     1,500        1,555
                                         ---------------------
       4.875%, 02/15/12                     1,000          983
                                         ---------------------
       4.750%, 11/15/08                     2,200        2,193
                                         ---------------------
       4.625%, 05/15/06o                    3,440        3,486
                                         ---------------------
       3.500%, 11/15/06o                    1,605        1,545
                                         ---------------------
       3.375%, 04/30/04                     1,500        1,504
                                         ---------------------
    TOTAL U.S. TREASURY OBLIGATIONS
    (COST $32,051)                                   $  32,593
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.2%

    FHLB
       7.100%, 03/23/05                     2,000        2,169
                                         ---------------------
       6.500%, 11/13/09o                    5,000        5,298
                                         ---------------------
    FHLMC
       7.000%, 02/15/03                     4,000        4,140
                                         ---------------------
       5.875%, 03/21/11                     3,000        2,985
                                         ---------------------


                                                  ANNUAL REPORT / APRIL 30, 2002

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    FNMA
       6.000%, 05/15/08o                   $3,260    $   3,395
                                         ---------------------
       5.500%, 05/02/06                     1,500        1,531
                                         ---------------------
       4.000%, 03/11/05                     1,230        1,228
                                         ---------------------
       3.750%, 09/20/04                     1,270        1,269
                                         ---------------------
    PRIVATE EXPORT FUNDING, SER UU
       7.950%, 11/01/06                     1,495        1,635
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $23,132)                                       $  23,650
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED OBLIGATIONS -- 12.0%

    FHLMC
       6.500%, 07/01/09                     1,692        1,764
                                         ---------------------
       6.250%, 11/15/22                     1,862        1,929
                                         ---------------------
    FNMA
       7.500%, 12/01/29                     1,272        1,330
                                         ---------------------
       7.000%, 06/01/03                        60           61
                                         ---------------------
       6.500%, 05/01/08                       326          340
                                         ---------------------
       6.500%, 10/01/08                     1,055        1,101
                                         ---------------------
       6.500%, 06/01/13                       822          852
                                         ---------------------
       6.500%, 03/01/32                     1,169        1,184
                                         ---------------------
       6.000%, 04/01/11                     1,234        1,271
                                         ---------------------
    FNMA, REMIC
       6.500%, 04/25/23                     2,705        2,830
                                         ---------------------
       6.250%, 07/25/08                     1,590        1,652
                                         ---------------------
       6.000%, 11/25/28                       600          613
                                         ---------------------
    GNMA
       7.000%, 02/15/29                       715          740
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(COST $15,031)                                       $  15,667
--------------------------------------------------------------
CORPORATE OBLIGATIONS -- 37.0%

    CONSUMER DISCRETIONARY -- 3.8%

    TARGET
       6.350%, 01/15/11O                    2,025        2,067
                                         ---------------------
    TIME WARNER
       9.125%, 01/15/13                     1,225        1,345
                                         ---------------------
    WAL-MART STORES
       5.450%, 08/01/06                     1,460        1,490
                                         ---------------------
    TOTAL CONSUMER DISCRETIONARY                     $   4,902
--------------------------------------------------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    ENERGY -- 3.3%
    APACHE
       6.500%, 12/15/07                    $2,000    $   2,070
                                         ---------------------
    ATLANTIC RICHFIELD
      10.875%, 07/15/05                       962        1,152
                                         ---------------------
    PHILLIPS PETROLEUM
       6.650%, 03/01/03                     1,000        1,028
                                         ---------------------
    TOTAL ENERGY                                     $   4,250
--------------------------------------------------------------
    FINANCIALS -- 23.8%

    BANK OF AMERICA
       6.875%, 06/01/03                       819          852
                                         ---------------------
    CITIFINANCIAL
       7.750%, 03/01/05                     1,285        1,406
                                         ---------------------
    CITIGROUP
       6.500%, 01/18/11                     1,000        1,023
                                         ---------------------
    CREDIT SUISSE FIRST BOSTON
       6.500%, 01/15/12                     1,000          990
                                         ---------------------
    FIRST CHICAGO
       7.625%, 01/15/03                     1,000        1,034
                                         ---------------------
    FIRST UNION
       6.625%, 06/15/04                       970        1,018
                                         ---------------------
    FIRST UNION NATIONAL BANK
       7.875%, 02/15/10                     1,000        1,108
                                         ---------------------
    FIRSTAR BANK N.A.
       6.375%, 03/01/04                     1,715        1,792
                                         ---------------------
    FORD MOTOR CREDIT
       8.000%, 06/15/02                     1,175        1,181
                                         ---------------------
    GENERAL MOTORS ACCEPTANCE, MTN
       7.000%, 02/01/12                     1,000        1,008
                                         ---------------------
    GOLDMAN SACHS GROUP
       6.600%, 01/15/12                     1,750        1,739
                                         ---------------------
    HELLER FINANCIAL
       7.125%, 09/28/04                     1,500        1,605
                                         ---------------------
    HOUSEHOLD FINANCE
       6.500%, 11/15/08                     1,555        1,553
                                         ---------------------
       5.750%, 01/30/07                       500          493
                                         ---------------------
    LEHMAN BROTHERS HOLDINGS
       6.500%, 10/01/02                       550          558
                                         ---------------------
       6.250%, 05/15/06                     1,000        1,030
                                         ---------------------

April 30, 2002  /   ANNUAL REPORT

                              INTERMEDIATE FIXED INCOME PORTFOLIO (CONCLUDED) 43

--------------------------------------------------------------
                                 Shares/Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    MERITA BANK
       6.500%, 01/15/06                    $2,060    $   2,148
                                         ---------------------
    MORGAN STANLEY DEAN WITTER
       6.750%, 04/15/11                     1,500        1,515
                                         ---------------------
    PNC FUNDING
       7.000%, 09/01/04                     1,740        1,842
                                         ---------------------
    ROUSE
       8.500%, 01/15/03                     2,000        2,055
                                         ---------------------
    SUNTRUST BANKS
       7.375%, 07/01/06                     1,500        1,614
                                         ---------------------
    SUSA PARTNERSHIP
       7.125%, 11/01/03                     1,355        1,421
                                         ---------------------
    WELLS FARGO
       7.125%, 08/15/06                     1,920        2,057
                                         ---------------------
    TOTAL FINANCIALS                                 $  31,042
--------------------------------------------------------------
    INDUSTRIALS -- 1.9%

    CANADIAN NATIONAL RAILWAY
       6.450%, 07/15/06                     2,445        2,531
                                         ---------------------
    TOTAL INDUSTRIALS                                $   2,531
--------------------------------------------------------------
    TELECOMMUNICATION SERVICES -- 2.1%

    ALLTEL
       7.500%, 03/01/06                     1,095        1,148
                                         ---------------------
       7.125%, 03/01/03                       125          128
                                         ---------------------
    VERIZON NEW ENGLAND
       6.500%, 09/15/11                     1,500        1,450
                                         ---------------------
    TOTAL TELECOMMUNICATION SERVICES                 $   2,726
--------------------------------------------------------------
    UTILITIES -- 2.1%

    COLUMBUS SOUTHERN POWER, MBIA
       6.510%, 02/01/08                     1,250        1,250
                                         ---------------------
    CONSOLIDATED NATURAL GAS
       6.850%, 04/15/11                     1,500        1,528
                                         ---------------------
    TOTAL UTILITIES                                  $   2,778
--------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $47,595)                                       $  48,229
--------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.6%

    EQCC HOME EQUITY LOAN TRUST,
    SER 1999-1, CL A3F
       5.915%, 11/20/24                     1,535        1,569
                                         ---------------------
    FORD CREDIT AUTO OWNER TRUST,
    SER 2000-C, CL A4
       7.240%, 02/15/04                     1,239        1,269
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    FORD CREDIT AUTO OWNER TRUST,
    SER 2002-B, CL A4
       4.750%, 08/15/06                    $1,000    $   1,015
                                         ---------------------
    RESIDENTIAL ASSET SECURITIES,
    SER 2000-KS2, CL AI2
       7.575%, 04/25/21                       521          524
                                         ---------------------
    SLMA++
       2.470%, 07/25/06                       609          611
                                         ---------------------
       2.400%, 04/25/07                       403          404
                                         ---------------------
    THE MONEY STORE HOME EQUITY TRUST,
    SER 1997-D, CL AF5
       6.555%, 12/15/38                     1,780        1,849
                                         ---------------------
TOTAL ASSET-BACKED SECURITIES
(COST $7,088)                                        $   7,241
--------------------------------------------------------------
PREFERRED STOCK -- 0.7%

    FINANCIALS -- 0.7%

    SIMON PROPERTY GROUP                       20          960
                                         ---------------------
    TOTAL FINANCIALS                                 $     960
--------------------------------------------------------------
TOTAL PREFERRED STOCK
(COST $1,012)                                        $     960
--------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 0.3%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [TRIANGLE OMITTED]    393          393
                                         ---------------------
TOTAL RELATED PARTY MONEY MARKET PORTFOLIO
(COST $393)                                          $     393
--------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
(COST $126,302)                                      $ 128,733
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 1.2%              $   1,502
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 130,235
--------------------------------------------------------------

++ Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect 4/30/02. The date shown is the stated maturity.
o This security or a partial position of this security is on loan at 4/30/02 (see Note 6).

[triangle omitted] This money market portfolio is advised by Allied Investment
    Advisors, Inc. who also serves as adviser of this portfolio.
    Cl -- Class
    FHLB -- Federal Home Loan Bank
    FHLMC -- Federal Home Loan Mortgage Corporation
    FNMA -- Federal National Mortgage Association
    GNMA -- Government National Mortgage Corporation
    MTN -- Medium Term Note
    REMIC -- Real Estate Mortgage Investment Conduit
    Ser -- Series
    SLMA -- Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / APRIL 30, 2002

[Graphic omitted}

44       FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT BOND PORTFOLIO


[Steven M. Gradow, Photo Omitted]

STEVEN M. GRADOW

PORTFOLIO MANAGER

STEVEN M. GRADOW IS MANAGER OF
THE U.S. GOVERNMENT BOND
PORTFOLIO, AND MANAGER OR
CO-MANAGER OF OTHER ARK
PORTFOLIOS. HE HAS BEEN A
MANAGING DIRECTOR OF, AND
DIRECTOR OF FIXED INCOME
INVESTMENTS FOR, AIA SINCE
1996 AND CO-MANAGER OF ANOTHER
ARK FUNDS PORTFOLIO. MR.
GRADOW'S EXPERIENCE INCLUDES
FIVE YEARS OF FIXED INCOME
MANAGEMENT FOR THE PUBLIC
EMPLOYEES RETIREMENT SYSTEM OF
CALIFORNIA (CALPERS). MR.
GRADOW HAS MORE THAN 19 YEARS
OF EXPERIENCE IN THE
INVESTMENT INDUSTRY.


Management Discussion and Analysis

     After a difficult fall and winter in the financial markets, we began 2002 with renewed enthusiasm for economic growth. The economy from the consumer viewpoint continues to be fairly robust. The key to continued economic expansion will be when business investment (i.e., capital expenditures) starts to recover. With a cloudy corporate profit picture, continued problems with transparency of reporting, and increased corporate debt loads, we expect growth to be moderate for 2002. In this transition year we have seen cyclical lows for bond yields. In fact, with the Federal funds rate at a 40-year low of 1.75%, our expectations are for rates to rise modestly and to see the Federal Reserve start raising the Fed funds rate by the end of the third quarter of 2002.

     The Portfolio is positioned to take advantage of rising interest rates albeit we maintain a shorter interest rate profile versus the comparable indices. We expect non-Treasury areas of the bond markets to outperform the Treasury area. The belief is that Treasury Inflation Protected Securities
     (TIPS) will perform well as expectations of renewed inflation start to gather momentum.

     We continue to remain cautious as to the corporate bond market and have limited Portfolio exposure to the telecommunication sector, favoring the financial sectors of the market. We have raised the exposure to the mortgage-backed securities market and continue to maintain a moderate allocation to asset-backed securities. Going forward, we expect continued volatility as business conditions remain fairly difficult. We believe that income will be the dominant theme for the coming quarters, with little opportunity for capital appreciation. We continue to look for opportunities to actively take advantage of themes that emerge in the marketplace.


April 30, 2002  /   ANNUAL REPORT

                                               U.S. GOVERNMENT BOND PORTFOLIO 45



Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

         U.S. Government
              Bond          Lehman          Lehman
            Portfolio,   Intermediate    Intermediate
          Institutional   Government/   U.S. Government
          Class Shares   Credit Index   Funds Objective
-------------------------------------------------------
3/31/96      10,0000        100,000         100,000
APRIL 96      99,483         99,647          99,410
APRIL 97     103,968        106,036         105,265
APRIL 98     113,026        115,518         114,886
APRIL 99     118,474        122,871         120,930
APRIL 00     118,520        124,770         121,522
APRIL 01     131,417        139,892         135,259
APRIL 02     138,842        149,934         144,267


CLASS A SHARES: INVESTMENT OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

                        U.S. Government                     Lipper
         U.S. Government     Bond           Lehman       Intermediate
              Bond         Portfolio     Intermediate   U.S. Government
            Portfolio   Class A Shares    Government/        Funds
         Class A Shares*  with load*     Credit Index      Objective
----------------------------------------------------------------------
3/31/96      10,000          9,547          10,000          10,000
APRIL 96      9,940          9,489           9,965           9,941
APRIL 97     10,337          9,869          10,604          10,527
APRIL 98     12,026         11,481          11,552          11,489
APRIL 99     12,618         12,047          12,287          12,093
APRIL 00     12,606         12,036          12,477          12,152
APRIL 01     13,958         13,326          13,989          13,526
APRIL 02     14,730         14,063          14,993          14,427


-------------------------------------------------------------------------------------
                                                   Lehman         Lipper Intermediate
                        Inst' l     Class A      Intermediate      U.S. Gov't. Funds
                      Class Shares  Shares*   Gov't/Credit Index       Objective
-------------------------------------------------------------------------------------
One year total return      5.65%     5.53%          7.18%                6.66%
-------------------------------------------------------------------------------------
One year total return
with load                    --      0.77%            --                   --
-------------------------------------------------------------------------------------
Annualized three year
total return               5.43%     5.29%          6.86%                5.99%
-------------------------------------------------------------------------------------
Annualized three year
total return with load       --      3.69%            --                   --
-------------------------------------------------------------------------------------
Annualized five year
total return               5.96%     7.34%          7.17%                6.51%
-------------------------------------------------------------------------------------
Annualized five year
total return with load       --      6.35%            --                   --
-------------------------------------------------------------------------------------
Annualized total return
inception to date          5.54%     6.57%            --                   --
-------------------------------------------------------------------------------------
Annualized total return
inception to date with load  --      5.76%            --                   --
-------------------------------------------------------------------------------------


  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  For each class, performance presented prior to March 23, 1998 reflects the performance of the Marketvest Intermediate U.S.

  Government Bond Fund from its inception date of April 1, 1996. Class A Shares were offered beginning April 1, 1998. Performance for Class A Shares with load reflects the deduction of the 4.50% sales charge.

* Performance shown prior to the actual inception date of the Class A Shares represents that of the Institutional Class adjusted for the sales charge and total operating expenses applicable to Class A Shares.

  The performance of the Lehman Intermediate Government/Credit Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                  ANNUAL REPORT / APRIL 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% of Total Portfolio Investments

39% U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
24% U.S. GOVERNMENT AGENCY OBLIGATIONS
16% U.S. TREASURY OBLIGATIONS
10% CORPORATE OBLIGATIONS
 6% ASSET-BACKED SECURITIES
 4% PREFERRED STOCK
 1% REPURCHASE AGREEMENT

Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.9%

    TREASURY INFLATION INDEX
       3.500%, 01/15/11                    $4,000    $   4,215
                                         ---------------------
    U.S. TREASURY BONDS
       7.500%, 11/15/16O                    1,500        1,780
                                         ---------------------
    U.S. TREASURY NOTES
       6.750%, 05/15/05                     1,500        1,623
                                         ---------------------
       6.625%, 05/15/07                     1,500        1,639
                                         ---------------------
       5.750%, 08/15/10o                    2,000        2,095
                                         ---------------------
       5.500%, 03/31/03                     1,500        1,545
                                         ---------------------
       5.000%, 08/15/11o                    2,000        1,985
                                         ---------------------
       4.750%, 11/15/08                       825          822
                                         ---------------------
       3.000%, 02/29/04                     1,000          999
                                         ---------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $16,370)                                       $  16,703
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.9%

    FHLMC
       5.875%, 03/21/11                     2,000        1,990
                                         ---------------------
    FHLMC, MTN
       6.000%, 02/21/06                     5,000        5,131
                                         ---------------------
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    FNMA
       5.500%, 05/02/06o                   $3,025    $   3,088
                                         ---------------------
       4.000%, 03/11/05o                    2,000        1,997
                                         ---------------------
       3.875%, 03/15/05o                    5,000        4,979

    FNMA, MTN
       6.470%, 09/25/12o                    7,500        7,867
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(COST $24,540)                                       $  25,052
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED OBLIGATIONS -- 38.8%

    FHLMC
       6.500%, 10/15/25                     1,500        1,546
                                         ---------------------
       6.250%, 11/15/22                       535          555
                                         ---------------------
       6.000%, 03/01/13                     7,973        8,179
                                         ---------------------
    FHLMC, REMIC
                                         ---------------------
       6.250%, 09/15/23                     5,000        5,193
                                         ---------------------
       6.000%, 04/15/21                     5,000        5,151
                                         ---------------------
    FNMA
       6.500%, 08/01/28                     1,227        1,249
                                         ---------------------
       6.500%, 08/01/28                     1,702        1,732
                                         ---------------------
       6.500%, 08/01/28                     3,851        3,920
                                         ---------------------
       6.500%, 03/01/29                     3,142        3,198
                                         ---------------------
       6.500%, 03/01/29                     2,832        2,878
                                         ---------------------
       6.500%, 05/01/29                     2,073        2,106
                                         ---------------------
       6.500%, 03/01/32                     2,003        2,028
                                         ---------------------
    FNMA, REMIC
       6.000%, 09/18/26                     3,000        3,012
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(COST $39,938)                                       $  40,747
--------------------------------------------------------------
CORPORATE OBLIGATION -- 9.9%

    ENERGY -- 3.6%

    HUSKY OIL
       7.550%, 11/15/16                     2,000        1,992
                                         ---------------------
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28                     2,000        1,853
                                         ---------------------
    TOTAL ENERGY                                     $   3,845
--------------------------------------------------------------
    FINANCIALS -- 5.3%

    BANK OF AMERICA
       5.250%, 02/01/07                     1,425        1,424
                                         ---------------------
    GENERAL MOTORS ACCEPTANCE, MTN
       7.000%, 02/01/12                     1,000        1,008
                                         ---------------------

April 30, 2002  /   ANNUAL REPORT

                                   U.S. GOVERNMENT BOND PORTFOLIO (CONCLUDED) 47

--------------------------------------------------------------
                                 Shares/Principal      Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    HOUSEHOLD FINANCE
       5.750%, 01/30/07                    $1,000    $     986
                                         ---------------------
    PNC FUNDING
       7.500%, 11/01/09                     1,500        1,601
                                         ---------------------
    ROUSE
       8.500%, 01/15/03                       500          514
                                         ---------------------
    TOTAL FINANCIALS                                 $   5,533
--------------------------------------------------------------
    INDUSTRIALS -- 1.0%

    FEDEX
       7.250%, 02/15/11                     1,000        1,046
                                         ---------------------
    TOTAL INDUSTRIALS                                $   1,046
--------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $10,418)                                       $  10,424
--------------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.2%

    ANRC AUTO OWNER TRUST, SER 2001-A,
    CL A-4
       4.320%, 06/16/08                       850          857
                                         ---------------------
    CONTIMORTGAGE HOME EQUITY LOAN
    TRUST, SER 1998-1, CL A6
       6.580%, 12/15/18                     3,000        3,086
                                         ---------------------
    EQCC HOME EQUITY LOAN TRUST,
    SER 1998-1, CL A4F
       6.459%, 03/15/21                     1,224        1,251
                                         ---------------------
    EQCC HOME EQUITY LOAN TRUST,
    SER 1998-2, CL A4F
       6.326%, 01/15/22                     1,250        1,283
                                         ---------------------
    SLMA++
       2.470%, 07/25/06                         2            2
                                         ---------------------

TOTAL ASSET-BACKED SECURITIES
(COST $6,320)                                        $   6,479
--------------------------------------------------------------
PREFERRED STOCK -- 3.6%

    FINANCIALS -- 3.6%

    SIMON PROPERTY GROUP                       80        3,840
                                         ---------------------
    TOTAL FINANCIALS                                 $   3,840
--------------------------------------------------------------
TOTAL PREFERRED STOCK
(COST $4,032)                                        $   3,840
--------------------------------------------------------------

--------------------------------------------------------------
                                 Shares/Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%

    FIRST BOSTON 1.870%, DATED 4/30/02,
    MATURES 05/01/02 REPURCHASE PRICE
    $1,000,052 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)             $1,000    $   1,000
                                         ---------------------
TOTAL REPURCHASE AGREEMENT
(COST $1,000)                                        $   1,000
--------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 0.6%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [TRIANGLE OMITTED]    578          578
                                         ---------------------
TOTAL RELATED PARTY MONEY MARKET PORTFOLIO
(COST $578)                                          $     578
--------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
(COST $103,196)                                      $ 104,823
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 0.1%              $     149
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 104,972
--------------------------------------------------------------
++ Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect 4/30/02. The date shown is the stated maturity.
o This security or a partial position of this security is on loan at 4/30/02 (see Note 6).

[triangle omitted] This money market portfolio is advised by Allied Investment
    Advisors, Inc. who also serves as adviser of this portfolio.
    Cl -- Class
    FHLMC -- Federal Home Loan Mortgage Corporation
    FNMA -- Federal National Mortgage Association
    MTN -- Medium Term Note
    REMIC -- Real Estate Mortgage Investment Conduit
    Ser -- Series
    SLMA -- Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / APRIL 30, 2002

{Graphic omitted]

48       FIXED INCOME PORTFOLIOS

INCOME PORTFOLIO

[Steven M. Gradow, Photo Omitted]

STEVEN M. GRADOW

PORTFOLIO MANAGER

STEVEN M. GRADOW IS MANAGER OF
THE INCOME PORTFOLIO AND THE
U.S. GOVERNMENT BOND
PORTFOLIO, AND CO-MANAGER,
WITH MR. STITH, OF THE
INTERMEDIATE FIXED INCOME
PORTFOLIO. HE HAS BEEN A
MANAGING DIRECTOR OF, AND
DIRECTOR OF FIXED INCOME
INVESTMENTS FOR, AIA SINCE
1996 AND CO-MANAGER OF ANOTHER
ARK FUNDS PORTFOLIO. MR.
GRADOW'S EXPERIENCE INCLUDES
FIVE YEARS OF FIXED INCOME
MANAGEMENT FOR THE PUBLIC
EMPLOYEES RETIREMENT SYSTEM OF
CALIFORNIA (CALPERS). MR.
GRADOW HAS MORE THAN 19 YEARS
OF EXPERIENCE IN THE
INVESTMENT INDUSTRY.



Management Discussion and Analysis

     After a difficult fall and winter in the financial markets, we began 2002 with renewed enthusiasm for economic growth. The economy from the consumer viewpoint continues to be fairly robust. The key to continued economic expansion will be when business investment (i.e., capital expenditures) starts to recover. With a cloudy corporate profit picture, continued problems with transparency of reporting, and increased corporate debt loads, we expect growth to be moderate for 2002. In this transition year we have seen cyclical lows for bond yields. In fact, with the Federal funds rate at a 40-year low of 1.75%, our expectations are for rates to rise modestly and to see the Federal Reserve start raising the Fed funds rate by the end of the third quarter of 2002.

     The Portfolio is positioned to take advantage of rising interest rates albeit we maintain a shorter interest rate profile versus the comparable indices. We expect non-Treasury areas of the bond markets to outperform the Treasury area. The belief is that Treasury Inflation Protected Securities
     (TIPS) will perform well as expectations of renewed inflation start to gather momentum.

     We continue to remain cautious as to the corporate bond market and have limited Portfolio exposure to the telecommunication sector, favoring the financial sectors of the market. We have raised the exposure to the mortgage-backed securities market and continue to maintain a moderate allocation to asset-backed securities. Going forward, we expect continued volatility as business conditions remain fairly difficult. We believe that income will be the dominant theme for the coming quarters, with little opportunity for capital appreciation. We continue to look for opportunities to actively take advantage of themes that emerge in the marketplace.


April 30, 2002  /   ANNUAL REPORT

                                                             INCOME PORTFOLIO 49

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

             Income         Lehman          Lipper
            Portfolio,  U.S. Aggregate     Corporate
          Institutional      Bond        A-Rated Debt
          Class Shares       Index      Funds Objective
--------------------------------------------------------
7/31/93      100,000        100,000         100,000
APRIL 94      99,817         98,375          97,817
APRIL 95     106,338        105,569         103,813
APRIL 96     115,337        114,695         112,388
APRIL 97     122,846        122,821         119,738
APRIL 98     136,162        136,220         132,526
APRIL 99     141,913        144,767         138,874
APRIL 00     141,896        146,590         138,083
APRIL 01     157,905        164,746         153,120
APRIL 02     167,896        177,659         162,828


CLASS A SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

             Income         Income          Lehman          Lipper
           Portfolio,     Portfolio,    U.S. Aggregate     Corporate
             Class A    Class A Shares       Bond        A-Rated Debt
             Shares*      with load*         Index      Funds Objective
-----------------------------------------------------------------------
7/3/93       10,000          9,550          10,000          10,000
4/30/94       9,903          9,454           9,837           9,872
APRIL 95     10,520         10,044          10,557          10,381
APRIL 96     11,377         10,861          11,470          11,239
APRIL 97     12,096         11,547          12,282          11,974
APRIL 98     13,362         12,757          13,622          13,253
APRIL 99     13,908         13,278          14,477          13,887
APRIL 00     13,883         13,253          14,659          13,808
APRIL 01     15,436         14,736          16,475          15,312
APRIL 02     16,392         15,649          17,766          16,283

CLASS B SHARES: VALUE OF A $100,000 INVESTMENT

[Line Graph Omitted]
Plot points are as follows:

             Income
            Portfolio,        Lehman          Lipper
         Class B Shares U.S. Aggregate     Corporate
            with and           Bond        A-Rated Debt
          without CDSC*        Index      Funds Objective
-------------------------------------------------------
7/31/93      10,000           10,000          10,000
APRIL 94      9,905            9,837           9,872
APRIL 95     10,447           10,557          10,381
APRIL 96     11,201           11,470          11,239
APRIL 97     11,799           12,282          11,974
APRIL 98     12,932           13,622          13,253
APRIL 99     13,432           14,477          13,887
APRIL 00     13,318           14,659          13,808
APRIL 01     14,696           16,475          15,312
APRIL 02     15,495           17,766          16,283

--------------------------------------------------------------------------------
                                                    Lehman U.S.    Lipper Corp.
                     Inst' l     Class A  Class B    Aggregate    A-Rated Debt
                   Class Shares   Shares   Shares*   Bond Index  Funds Objective
--------------------------------------------------------------------------------
One year total return  6.33%      6.30%     5.44%      7.84%          6.34%
--------------------------------------------------------------------------------
One year total return
with load               --        1.56%     0.44%        --             --
--------------------------------------------------------------------------------
Annualized three year
total return           5.76%      5.66%     4.88%      7.06%          5.52%
--------------------------------------------------------------------------------
Annualized three year
total return with load  --        4.06%     3.96%        --             --
--------------------------------------------------------------------------------
Annualized five year
total return           6.45%      6.29%     5.60%      7.66%          6.44%
--------------------------------------------------------------------------------
Annualized five year
total return with load   --       5.31%     5.28%        --             --
--------------------------------------------------------------------------------
Annualized total return
inception to date      6.09%      5.81%     5.11%        --             --
--------------------------------------------------------------------------------
Annualized total return
inception to date
with load                --       5.25%     5.11%        --             --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning July 16, 1993. Class A Shares were offered beginning April 12, 1994. Performance for Class A Shares with load reflects the deduction of the 4.50% sales charge. Class B Shares were offered beginning September 14, 1998. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge
  (CDSC). Class B Shares are subject to a maximum 5% CDSCin the first year which declines to 0% in the seventh year.

* Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

  The performance of the Lehman U.S. Aggregate Bond Index does not include operating expenses that are incurred by thePortfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                  ANNUAL REPORT / APRIL 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% of Total Portfolio Investments

31% U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
27% CORPORATE OBLIGATIONS
21% U.S. TREASURY OBLIGATIONS
 8% ASSET-BACKED SECURITIES
 6% U.S. GOVERNMENT AGENCY OBLIGATIONS
 4% REPURCHASE AGREEMENT
 2% COMMERCIAL PAPER
 1% PREFERRED STOCK

--------------------------------------------------------------
Schedule of Investments
--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 23.5%

    TREASURY INFLATION INDEX
       3.375%, 01/15/12                    $10,000   $  10,234
                                         ---------------------
    U.S. TREASURY BONDS
      10.750%, 08/15/05O                   15,000       18,091
                                         ---------------------
       6.250%, 05/15/30O                    2,350        2,524
                                         ---------------------
       6.125%, 08/15/29O                    6,000        6,321
                                         ---------------------
       6.000%, 02/15/26O                    3,000        3,096
                                         ---------------------
    U.S. TREASURY NOTES
       6.750%, 05/15/05o                    5,000        5,411
                                         ---------------------
       5.000%, 08/15/11o                   14,700       14,589
                                         ---------------------
       4.875%, 02/15/12                     1,700        1,672
                                         ---------------------
       3.000%, 02/29/04o                    3,100        3,095
                                         ---------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $63,347)                                       $  65,033
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%

    FHLMC
       5.875%, 03/21/11o                   12,000       11,941
                                         ---------------------
       5.250%, 01/15/06                     3,000        3,078

    FHLMC, GTD
       9.000%, 09/15/08                         9           10
                                         ---------------------
    FNMA
       4.000%, 03/11/05                     3,000        2,996
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $17,654)                                       $  18,025
--------------------------------------------------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED OBLIGATIONS -- 35.4%

    FHLMC
      14.750%, 03/01/10                  $     10    $      12
                                         ---------------------
       8.500%, 09/01/26                       344          372
                                         ---------------------
       8.000%, 01/01/08                        17           18
                                         ---------------------
       6.250%, 11/15/22                     1,862        1,930
                                         ---------------------
    FHLMC, REMIC
       6.500%, 05/15/30                    12,000       12,201
                                         ---------------------
       6.500%, 06/15/30                    10,000       10,191
                                         ---------------------
    FNMA
       7.000%, 02/01/26                     1,473        1,530
                                         ---------------------
       7.000%, 03/01/29                       873          904
                                         ---------------------
    FNMA+/-
       6.500%, 05/01/32                    43,500       44,060
                                         ---------------------
    FNMA, REMIC
       9.750%, 09/25/18                       140          157
                                         ---------------------
       6.000%, 07/18/26o                   10,732       10,760
                                         ---------------------
       6.000%, 09/18/26                     5,000        5,021
                                         ---------------------
    GNMA
       7.500%, 05/15/22                       199          211
                                         ---------------------
       7.500%, 10/15/23                     1,225        1,298
                                         ---------------------
       7.500%, 12/15/23                       579          613
                                         ---------------------
       7.500%, 05/15/24                     1,307        1,384
                                         ---------------------
       7.500%, 10/15/24                     1,081        1,144
                                         ---------------------
       7.000%, 02/15/24                     1,715        1,783
                                         ---------------------
       7.000%, 05/15/24                     1,740        1,809
                                         ---------------------
       7.000%, 05/15/24                     1,839        1,913
                                         ---------------------
       7.000%, 09/20/25                       646          669
                                         ---------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(COST $96,726)                                       $  97,980
--------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -- 0.1%

    PROVINCE OF ONTARIO
       7.375%, 01/27/03                       250          259
                                         ---------------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(COST $251)                                          $     259
--------------------------------------------------------------
CORPORATE OBLIGATIONS -- 30.4%

    CONSUMER DISCRETIONARY -- 1.9%

    COMCAST CABLEVISION COMMUNICATIONS
       8.875%, 05/01/17                     2,000        2,200
                                         ---------------------
    TIME WARNER ENTERTAINMENT
       8.375%, 03/15/23                     3,000        3,038
                                         ---------------------
    TOTAL CONSUMER DISCRETIONARY                     $   5,238
--------------------------------------------------------------
April 30, 2002  /   ANNUAL REPORT

                                                 INCOME PORTFOLIO (CONTINUED) 51

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    ENERGY -- 7.8%

    ANADARKO PETROLEUM
       7.200%, 03/15/29                  $  3,800    $   3,843
                                         ---------------------
    CONOCO++
       2.750%, 10/15/02                    10,000       10,022
                                         ---------------------
    EL PASO ENERGY, MTN
       6.950%, 12/15/07                     2,000        2,035
                                         ---------------------
    HUSKY OIL
       7.550%, 11/15/16                     2,100        2,092
                                         ---------------------
    TENNESSEE GAS PIPELINE
       7.000%, 10/15/28                     4,000        3,705
                                         ---------------------
    TOTAL ENERGY                                     $  21,697
--------------------------------------------------------------
    FINANCIALS -- 19.2%

    BANK OF NEW YORK+
       7.780%, 12/01/26                     1,500        1,539
                                         ---------------------
    BANKAMERICA+
       8.070%, 12/31/26                     2,500        2,588
                                         ---------------------
    CIT GROUP, SER B
       6.875%, 02/16/05                     3,500        3,552
                                         ---------------------
    CRESTAR CAPITAL TRUST I
       8.160%, 12/15/26                     3,500        3,570
                                         ---------------------
    DEUTSCHE AUSGLEICHSBANK
       7.000%, 06/23/05                       250          271
                                         ---------------------
    FORD MOTOR CREDIT
       6.875%, 02/01/06                     3,000        3,039
                                         ---------------------
    FORD MOTOR CREDIT++
       2.060%, 08/01/02                     5,000        4,995
                                         ---------------------
    GENERAL MOTORS ACCEPTANCE++
       2.450%, 01/17/03                     4,000        3,989
                                         ---------------------
    GENERAL MOTORS ACCEPTANCE, MTN
       7.000%, 02/01/12                     4,000        4,032
                                         ---------------------
    GENERAL MOTORS ACCEPTANCE, MTN++
       2.224%, 07/21/03                     5,000        4,960
                                         ---------------------
    HOUSEHOLD FINANCE
       5.750%, 01/30/07                     4,000        3,943
                                         ---------------------
    LEHMAN BROTHERS HOLDINGS, MTN, SER F++
       2.780%, 07/15/02                     1,400        1,402
                                         ---------------------
    MELLON CAPITAL I, SER A
       7.720%, 12/01/26                     2,500        2,566
                                         ---------------------
    MERRILL LYNCH, MTN, SER B++
       2.250%, 06/23/03                     5,000        5,004
                                         ---------------------

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
    ROUSE
       8.500%, 01/15/03                  $  3,800    $   3,904
                                         ---------------------
    SUSA PARTNERSHIP
       7.125%, 11/01/03                     3,600        3,775
                                         ---------------------

    TOTAL FINANCIALS                                 $  53,129
--------------------------------------------------------------
    INDUSTRIALS -- 0.8%

    CANADIAN NATIONAL RAILWAY
       6.450%, 07/15/06                     2,000        2,070
                                         ---------------------
    TOTAL INDUSTRIALS                                $   2,070
--------------------------------------------------------------
    UTILITIES -- 0.7%

    CONSOLIDATED NATURAL GAS, SER C
       6.250%, 11/01/11                     2,000        1,961
                                         ---------------------
    TOTAL UTILITIES                                  $   1,961
--------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $83,827)                                       $  84,095
--------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.5%

    CHASE FUNDING MORTGAGE LOAN,
    SER 2000-1, CL IA3
       7.674%, 10/25/19                     4,500        4,716
                                         ---------------------
    CITIBANK CREDIT CARD MASTER TRUST I,
    SER 1998-9, CL A
       5.300%, 01/09/06                     2,000        2,061
                                         ---------------------
    CONTIMORTGAGE HOME EQUITY LOAN TRUST,
    SER 1998-1, CL A6
       6.580%, 12/15/18                     3,000        3,086
                                         ---------------------
    COUNTRYWIDE FUNDING, SER 1994-4,
    CL A12
       6.950%, 04/25/24                     5,423        5,526
                                         ---------------------
    L.A. ARENA FUNDING, SER 1, CL A+
       7.656%, 12/15/26                     1,973        2,025
                                         ---------------------
    RESIDENTIAL ASSET SECURITIES,
    SER 2000-KS2, CL AI2
       7.575%, 04/25/21                       549          552
                                         ---------------------
    RESIDENTIAL FUNDING MORTGAGE
    SECURITIES II, SER 2001-HS1, CL A3
       5.940%, 01/25/16                     3,850        3,870
                                         ---------------------
    SLMA++
       2.470%, 07/25/06                         4            4
                                         ---------------------
    THE MONEY STORE HOME EQUITY TRUST,
    SER 1997-D, CL AF5
       6.555%, 12/15/38                     4,350        4,518
                                         ---------------------
TOTAL ASSET-BACKED SECURITIES
(COST $25,651)                                       $  26,358
--------------------------------------------------------------


                                                  ANNUAL REPORT / APRIL 30, 2002

52   INCOME PORTFOLIO (CONCLUDED)

--------------------------------------------------------------
                                        Principal       Market
  Description                         Amount (000)  Value (000)
--------------------------------------------------------------
COMMERCIAL PAPER -- 2.2%


    CONSUMER STAPLES -- 2.2%

    CONAGRA FOODS
       1.870%, 05/13/02                  $  6,000    $   5,996
                                         ---------------------
    TOTAL CONSUMER STAPLES                           $   5,996
--------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $5,996)                                        $   5,996
--------------------------------------------------------------
PREFERRED STOCK -- 1.6%

    FINANCIALS -- 1.6%

    SIMON PROPERTY GROUP                       90        4,320
                                         ---------------------
    TOTAL FINANCIALS                                 $   4,320
--------------------------------------------------------------
TOTAL PREFERRED STOCK
(COST $4,573)                                        $   4,320
--------------------------------------------------------------
REPURCHASE AGREEMENT-- 4.0%

    FIRST BOSTON 1.870%, DATED 4/30/02,
    MATURES 05/01/02 REPURCHASE PRICE
    $11,000,571 (COLLATERALIZED BY
    U.S. TREASURY OBLIGATIONS)             11,000       11,000
                                         ---------------------
TOTAL REPURCHASE AGREEMENT
(COST $11,000)                                       $  11,000
--------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 0.4%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [TRIANGLE OMITTED]  1,215        1,215
                                         ---------------------
TOTAL RELATED PARTY MONEY MARKET PORTFOLIO
(COST $1,215)                                        $   1,215
--------------------------------------------------------------
TOTAL INVESTMENTS -- 113.6%
(COST $310,240)                                      $ 314,281
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- (13.6)%           $ (37,599)
--------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 276,682
--------------------------------------------------------------

++ Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect 4/30/02. The date shown is the stated maturity.
o This security or a partial position of this security is on loan at 4/30/02 (see Note 6).

[triangle omitted] This money market portfolio is advised by Allied Investment
    Advisors, Inc. who also serves as adviser of this portfolio.
+/- When Issued Security, cost $43,773 (in thousands).
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
    Cl -- Class
    FHLMC -- Federal Home Loan Mortgage Corporation
    FNMA -- Federal National Mortgage Association
    GNMA -- Government National Mortgage Association
    GTD -- Guaranteed Mortgage Certificate
    MTN -- Medium Term Note
    REMIC -- Real Estate Mortgage Investment Conduit
    Ser -- Series
    SLMA -- Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.


April 30, 2002  /   ANNUAL REPORT

[Background graphic omitted]
[Side bar ARK FUNDS graphic omitted]

                                                          EQUITY PORTFOLIOS   53

                                     Equity
                                   Portfolios


SIMPLY STATED, OUR INVESTMENT MANAGEMENT PHILOSOPHY FOR THE EQUITY PORTFOLIOS
IS QUALITY FOR THE LONG TERM. WE LOOK FOR OUTSTANDING BUSINESSES THAT ARE REASONABLY PRICED, BECAUSE OVER THE LONG HAUL, EXPERIENCE HAS SHOWN THE BENEFITS OF BUYING A QUALITY COMPANY AT A FAIR PRICE, VERSUS A FAIR BUSINESS AT A BARGAIN PRICE.

IN THEIR RESEARCH, OUR PORTFOLIO MANAGERS LOOK FOR BUSINESSES THAT DEMONSTRATE FASTER-THAN-AVERAGE GROWTH, STRONG CASH FLOWS, AND RETURNS ON CAPITAL IN EXCESS OF THE COST OF CAPITAL.

WE LOOK FOR HIGH-QUALITY COMPANIES AND USE A BOTTOM-UP STOCK SELECTION PROCESS WITH STRICT CRITERIA. WE SELECT THE STOCKS OF COMPANIES THAT DEMONSTRATE SUPERIOR SALES, CASH FLOW, AND EARNINGS GROWTH RATES, AND THAT OPERATE IN A DYNAMIC MARKET AND INDUSTRY. WE ALSO LOOK FOR STRONG BALANCE SHEETS AND CAPABLE, SHAREHOLDER-ORIENTED MANAGEMENT. WE LIKE COMPANIES THAT CAN EARN RETURNS ON CAPITAL IN EXCESS OF THEIR COST OF CAPITAL.

WE BELIEVE HISTORY HAS BECOME A LESS-THAN-ACCURATE PREDICTOR OF THE FUTURE; THUS, WE PLACE GREATER EMPHASIS ON MEETING WITH MANAGEMENT TO ASSESS EACH COMPANY'S FUTURE. INCREASINGLY IMPORTANT IS THE TEAMING OF STRONG FINANCIALS WITH ENLIGHTENED CORPORATE LEADERSHIP, A COMBINATION NECESSARY TO THRIVE IN TODAY'S HIGHLY COMPETITIVE, RAPIDLY EVOLVING BUSINESS ENVIRONMENT. OUR TEAM OF PROFESSIONALS, WHICH INCLUDES ALL OF OUR PORTFOLIO MANAGERS, SEARCHES FOR THE BEST COMPANIES BASED ON OUR SPECIFIC SCREENING CRITERIA.

NEXT, WE ASSESS FUTURE EARNINGS PROSPECTS SEEKING TO IDENTIFY THE COMPANIES THAT CAN CONTINUE TO GENERATE SUPERIOR SALES AND PROFIT GROWTH. WE EXAMINE INDUSTRY DYNAMICS, THE COMPANIES' RELATIVE POSITIONS, COST STRUCTURES, MARGIN TRENDS, AND MANAGEMENT PLANS. FINALLY, WE ASSESS EACH COMPANY'S CURRENT STOCK VALUATION RELATIVE TO FUTURE EARNINGS STREAM AGAINST HISTORY, COMPETITORS, AND THE S&P 500.

TYPICALLY, WE REVIEW A PORTFOLIO HOLDING FOR SALE UNDER THE FOLLOWING
CIRCUMSTANCES: WHEN THE PRICE OBJECTIVE IS ACHIEVED, WHEN FUNDAMENTALS DETERIORATE AND MAKE THE ACHIEVEMENT OF OBJECTIVES UNLIKELY, WHEN THE STOCK UNDERPERFORMS THE S&P 500 BY 20 PERCENT OR MORE ON A RELATIVE BASIS, AND WHEN A MORE ATTRACTIVE OPPORTUNITY PRESENTS ITSELF.

[GRAPHIC OMITTED]

54   EQUITY PORTFOLIOS

BALANCED PORTFOLIO


[Charles E. Knudsen III Photo Omitted]

CHARLES E. KNUDSEN III, CFA

PORTFOLIO MANAGER

CHARLES E. KNUDSEN III IS MANAGER OF THE
BALANCED PORTFOLIO. MR. KNUDSEN IS A
MANAGING DIRECTOR OF AIA AND HAS BEEN A
PORTFOLIO MANAGER SINCE 1996. HE FOLLOWS
SEVERAL EQUITY INDUSTRY GROUPS. IN ADDITION,
HE IS A SENIOR PORTFOLIO MANAGER FOR KEY, TAX-
FREE INSTITUTIONAL ACCOUNTS, INCLUDING PEN-
SION AND PROFIT-SHARING PLANS, FOUNDATIONS,
AND ENDOWMENTS. HE HAS MORE THAN 15
YEARS OF INVESTMENT MANAGEMENT EXPERIENCE
WITH ALLFIRST TRUST, AND IS A CHARTERED
FINANCIAL ANALYST.


MANAGEMENT DISCUSSION AND ANALYSIS

      To state the blatantly obvious, the last twelve months have been challenging, emotional, and difficult. Investment markets have been grappling with the ter- rorist attacks, the U.S. military response, an uncertain economic outlook, a dra- matic drop in corporate profits, and alleged accounting fraud at some of our biggest companies. Weak corporate profits forced cutbacks in expenses and cor- porate investment, whether it was advertising, technology, or employees. Corporate sentiment was indeed dour. However, through all the tough times, consumers (buoyed by what, we don't know) maintained their purchase patterns and bought homes, cars, DVDs, and clothes. The strong trends in personal con- sumption, combined with a very accommodating Federal Reserve policy (i.e., they aggressively lowered interest rates and pumped money into the system), kept the economy basically afloat. International economies felt our pain, for the most part, and slowed, with approximately a six month lag to us.

      Investors, bruised and confused, reacted to the shifting winds by rotating into and out of sectors, almost on a weekly basis. The tolerance for risk and uncer- tainty, especially when it was raised over a company's financial statements, was nil. "Sell first and ask questions later" was a mantra that engulfed investors' attitudes. The final impact on stocks from these influences was mixed. Larger- company stocks, and especially "large cap" growth stocks, have fallen over the past twelve months. The S&P 500 Index was down 12.6%, while the Russell 1000 Growth Index and the NASDAQ fell 20%! Technology stocks were the primary culprits. But small- and medium-sized companies were actually up, with the Russell 2000 and the S&P Mid Cap 400 Indexes up 6.7% and 6.6%, respectively. For most of the period, bonds were up, with the Lehman U.S. Aggregate Bond Index returning 7.8% for the year.

      The Portfolio underperformed its peer group somewhat during the year, although its longer track record remains attractive. Its underperformance was due to a handful of stocks: primarily Tyco, Williams Communication, AOL Time Warner, and Corning. However, many of the stocks in the Portfolio have had strong returns; Lear, Procter & Gamble, Kraft Foods, and General Dynamics are just a few examples.

      Underneath the "noise" within the market is an economy that is stronger than most people expected it to be. While some of the strength certainly has been due to companies rebuilding depleted inventory levels, there are signs that the global economy is turning around. Therefore, we have continued to position the Portfolio to benefit from a potential cyclical recovery. At about 65%, the equity allocation is at what we consider to be its long-term target. To date, the Portfolio's focus has been on consumer-related names, as is evidenced by its overweight posture in those equity sectors. We may begin to shift some of that money into more industrial companies to benefit from what we think will be a further rebound in industrial production. And we believe that select information technology sectors, like semi-conductors, should also do better. In fact, we have added two new positions in that area: Taiwan Semiconductor and STMicroelectronics.

      Regardless of what lies ahead, we will continue to manage the ARK Balanced Portfolio as we always have, by looking for attractive, high-quality investment opportunities in both the bond and the stock markets that seek to provide our investors with attractive, long-term returns.

April 30, 2002 / ANNUAL REPORT

                                                         BALANCED PORTFOLIO   55

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES; VALUE OF A $100,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

                                                        60/40 Hybrid
            Balanced                        Lehman     of the S&P 500      Lipper
           Portfolio,       S&P 500          U.S.     Composite Index     Balanced
          Institutional    Composite       Aggregate     and Lehman        Funds
          Class Shares       Index        Bond Index     Aggregate**      Objective
7/31/93      100,000        100,000         100,000        100,000         100,000
APRIL 94     103,771        102,668          98,375        100,951         101,567
APRIL 95     107,662        120,571         105,569        114,466         110,830
APRIL 96     130,159        156,967         114,695        139,178         133,129
APRIL 97     140,377        196,400         122,821        164,258         150,409
APRIL 98     183,821        277,008         136,220        212,662         189,455
APRIL 90     217,224        337,479         144,767        247,107         207,340
APRIL 00     265,861        371,650         146,590        264,238         218,183
APRIL 01     247,438        323,462         164,746        256,281         218,337
APRIL 02     225,214        282,667         177,659        244,759         207,595

CLASS A SHARES; VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

                           Balanced                                     60/40 Hybrid
            Balanced      Portfolio,                       Lehman      of the S&P 500       Lipper
           Portfolio,       Class A         S&P 500         U.S.      Composite Index      Balanced
             Class A        Shares         Composite      Aggregate      and Lehman         Funds
             Shares*      with load*         Index       Bond Index      Aggregate**       Objective
7/31/93      10,000          9,525          10,000         10,000          10,000           10,000
APRIL 94     10,295          9,807          10,267          9,837          10,095           10,164
APRIL 95     10,638         10,133          12,057         10,557          11,447           11,104
APRIL 96     12,790         12,183          15,697         11,470          13,918           13,344
APRIL 97     13,770         13,116          19,640         12,282          16,426           15,102
APRIL 98     17,993         17,140          27,701         13,622          21,266           19,018
APRIL 99     21,227         20,220          33,748         14,477          24,711           20,874
APRIL 00     25,936         24,706          37,165         14,659          26,424           22,014
APRIL 01     24,106         22,962          32,346         16,475          25,628           21,834
APRIL 02     21,942         20,901          28,267         17,766          24,476           20,760

CLASS B SHARES; VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

            Balanced                                    60/40 Hybrid
           Portfolio,                       Lehman     of the S&P 500      Lipper
         Class B Shares     S&P 500          U.S.     Composite Index     Balanced
            with and       Composite       Aggregate     and Lehman        Funds
          without CDSC*      Index        Bond Index     Aggregate**      Objective
3/31/94      10,000         10,000          10,000         10,000          10,000
APRIL 94     10,298         10,267           9,837         10,095          10,164
APRIL 95     10,561         12,057          10,557         11,447          11,104
APRIL 96     12,636         15,697          11,470         13,918          13,344
APRIL 97     13,464         19,640          12,282         16,426          15,102
APRIL 98     17,443         27,701          13,622         21,266          19,018
APRIL 99     20,235         33,748          14,477         24,711          20,874
APRIL 00     24,548         37,165          14,659         26,424          22,014
APRIL 01     22,639         32,346          16,475         25,628          21,834
APRIL 02     20,451         28,267          17,766         24,476          20,760

-------------------------------------------------------------------------------------------
                                                                                   LIPPER
                        INST'L                      S&P 500  LEHMAN U.S.  60/40    BALANCED
                        CLASS    CLASS A* CLASS B* COMPOSITE AGGREGATE    HYBRID    FUNDS
                        SHARES    SHARES   SHARES   INDEX      BOND       INDEX** OBJECTIVE
-------------------------------------------------------------------------------------------
One year total return   -8.98%    -8.97%   -9.66%   -12.61%     7.84%     -4.43%   -4.92%
-------------------------------------------------------------------------------------------
One year total return
with load                 --     -13.31%  -14.13%      --        --         --       --
-------------------------------------------------------------------------------------------
Annualized three year
total return             1.21%     1.11%    0.35%    -5.74%     7.06%     -0.62%   -0.07%
-------------------------------------------------------------------------------------------
Annualized three year
total return with load    --      -0.52%   -0.53%      --        --         --       --
-------------------------------------------------------------------------------------------
Annualized five year
total return             9.92%     9.77%    8.72%     7.55%     7.66%      7.60%    6.57%
-------------------------------------------------------------------------------------------
Annualized five year
total return with load    --       8.70%    8.43%      --        --         --       --
-------------------------------------------------------------------------------------------
Annualized total return
inception to date        9.65%     9.32%    8.45%      --        --         --       --
-------------------------------------------------------------------------------------------
Annualized total return
inception to date with
load                      --       8.71%    8.45%      --        --         --       --
-------------------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning July 16, 1993. Class A Shares were offered beginning March 9, 1994. Performance for the Class A Shares with load reflects the deduction of the 4.75% sales charge. Class B Shares were offered beginning September 14, 1998. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

* Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

  The performance of the S&P 500 Composite Index, and Lehman U.S. Aggregate Bond Index does not include operating expenses that are incurred by the Portfolio.

**Benchmark is comprised of two unmanaged indexes, weighted 60% S&P 500
  Composite Index and 40% Lehman U.S. Aggregate Bond Index. The Portfolio uses a blended index as a comparison index because it is better suited to the Portfolio's objective.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                  ANNUAL REPORT / April 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

63% COMMON STOCK
10% U.S. TREASURY OBLIGATIONS
 9% CORPORATE OBLIGATIONS
 6% U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
 6% MUNICIPAL MONEY MARKET PORTFOLIO
 3% ASSET-BACKED SECURITIES
 3% U.S. GOVERNMENT AGENCY OBLIGATIONS


Schedule of Investments
-----------------------------------------------------------------
                                                         MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
-----------------------------------------------------------------
COMMON STOCK -- 63.0%

    CONSUMER DISCRETIONARY -- 17.9%

    AOL TIME WARNER*                          160     $   3,043
                                         -----------------------
    BRINKER INTERNATIONAL*                    100         3,444
                                         -----------------------
    CENTEX                                     40         2,252
                                         -----------------------
    CIRCUIT CITY STORES                       100         2,156
                                         -----------------------
    CLEAR CHANNEL COMMUNICATIONS*              50         2,348
                                         -----------------------
    DR HORTON                                 100         2,580
                                         -----------------------
    GENTEX*                                    75         2,375
                                         -----------------------
    HOME DEPOT                                 83         3,830
                                         -----------------------
    LEAR*                                      90         4,627
                                         -----------------------
    LIBERTY MEDIA, CL A*                      151         1,612
                                         -----------------------
    LOWE'S                                     85         3,595
                                         -----------------------
    NEW YORK TIMES, CL A                       75         3,492
                                         -----------------------
    NEWELL RUBBERMAID                          75         2,355
                                         -----------------------
    STAPLES*                                  200         3,994
                                         -----------------------
    TARGET                                     86         3,771
                                         -----------------------
    TICKETMASTER*                              70         1,647
                                         -----------------------
    TOLL BROTHERS*                            151         4,480
                                         -----------------------
    VIACOM, CL B*                              50         2,355
                                         -----------------------
    TOTAL CONSUMER DISCRETIONARY                      $  53,956
  --------------------------------------------------------------

    CONSUMER STAPLES -- 4.8%

    KRAFT FOODS, CL A                          80         3,283
                                         -----------------------
    PEPSICO                                   122         6,337
                                         -----------------------
    PROCTER & GAMBLE                           55         4,965
                                         -----------------------
    TOTAL CONSUMER STAPLES                            $  14,585
  --------------------------------------------------------------


  --------------------------------------------------------------
                                                         MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
  --------------------------------------------------------------
    ENERGY -- 2.8%

    SMITH INTERNATIONAL*                       80     $   5,604
                                         -----------------------
    WEATHERFORD INTERNATIONAL*                 60         2,992
                                         -----------------------
    TOTAL ENERGY                                      $   8,596
  --------------------------------------------------------------

    FINANCIALS -- 10.6%

    AMERICAN INTERNATIONAL GROUP               40         2,765
                                         -----------------------
    CITIGROUP                                  70         3,031
                                         -----------------------
    FLEETBOSTON FINANCIAL                     100         3,530
                                         -----------------------
    FREDDIE MAC                                35         2,287
                                         -----------------------
    JP MORGAN CHASE                           122         4,266
                                         -----------------------
    MERRILL LYNCH                              50         2,097
                                         -----------------------
    MORGAN STANLEY DEAN WITTER                 55         2,625
                                         -----------------------
    US BANCORP                                200         4,740
                                         -----------------------
    WELLS FARGO                               129         6,618
                                         -----------------------
    TOTAL FINANCIALS                                  $  31,959
  --------------------------------------------------------------

    HEALTH CARE -- 6.2%

    ABBOTT LABORATORIES                        50         2,697
                                         -----------------------
    GENENTECH*                                 50         1,775
                                         -----------------------
    GUIDANT*                                   86         3,234
                                         -----------------------
    JOHNSON & JOHNSON                          45         2,874
                                         -----------------------
    PFIZER                                    100         3,635
                                         -----------------------
    WYETH                                      78         4,446
                                         -----------------------
    TOTAL HEALTH CARE                                 $  18,661
  --------------------------------------------------------------

    INDUSTRIALS -- 4.2%

    FIRST DATA                                 37         2,917
                                         -----------------------
    GENERAL DYNAMICS                           45         4,369
                                         -----------------------
    GENERAL ELECTRIC                           50         1,590
                                         -----------------------
    NORFOLK SOUTHERN                          100         2,143
                                         -----------------------
    TYCO INTERNATIONAL                        100         1,845
                                         -----------------------
    TOTAL INDUSTRIALS                                 $  12,864
  --------------------------------------------------------------

    INFORMATION TECHNOLOGY -- 11.6%

    AGILENT TECHNOLOGIES*                      70         2,104
                                         -----------------------
    BROCADE COMMUNICATIONS SYSTEMS*            60         1,535
                                         -----------------------
    CADENCE DESIGN SYSTEMS*                   170         3,482
                                         -----------------------
    CELESTICA*                                 40         1,108
                                         -----------------------
    CORNING*                                  250         1,673
                                         -----------------------
    GEMSTAR-TV GUIDE INTERNATIONAL*           100           896
                                         -----------------------
    INTERNATIONAL BUSINESS MACHINES            25         2,094
                                         -----------------------
    JABIL CIRCUIT*                            144         2,941
                                         -----------------------
    LUCENT TECHNOLOGIES*                      390         1,794
                                         -----------------------
    MENTOR GRAPHICS*                          140         2,702
                                         -----------------------
    MICRON TECHNOLOGY*                         80         1,896
                                         -----------------------

April 30, 2002 / ANNUAL REPORT

                                             BALANCED PORTFOLIO (CONTINUED)   57

  --------------------------------------------------------------
                                    SHARES/PRINCIPAL     MARKET
  DESCRIPTION                         AMOUNT (000)  vALUE (000)
  --------------------------------------------------------------
    MICROSOFT*                                 40     $   2,111
                                         -----------------------
    PARAMETRIC TECHNOLOGY*                    180           727
                                         -----------------------
    STMICROELECTRONICS NV, ADR                100         3,079
                                         -----------------------
    TAIWAN SEMICONDUCTOR
    MANUFACTURING, ADR*                       150         2,655
                                         -----------------------
    TEXAS INSTRUMENTS                          80         2,474
                                         -----------------------
    VERITAS SOFTWARE*                          60         1,700
                                         -----------------------
    TOTAL INFORMATION TECHNOLOGY                      $  34,971
  --------------------------------------------------------------

    MATERIALS -- 3.6%

    CEMEX, ADR                                160         5,072
                                         -----------------------
    INTERNATIONAL PAPER                        60         2,486
                                         -----------------------
    SMURFIT-STONE CONTAINER*                  200         3,248
                                         -----------------------
    TOTAL MATERIALS                                   $  10,806
  --------------------------------------------------------------

    TELECOMMUNICATION SERVICES -- 1.3%

    ALLTEL                                     62         3,069
                                         -----------------------
    AT&T WIRELESS SERVICES*                   100           895
                                         -----------------------
    TOTAL TELECOMMUNICATION SERVICES                  $   3,964
  --------------------------------------------------------------
  TOTAL COMMON STOCK
  (COST $198,763)                                     $ 190,362
  --------------------------------------------------------------
  PREFERRED STOCK -- 0.3%

    FINANCIALS -- 0.3%

    SIMON PROPERTY GROUP                       20           960
                                         -----------------------
    TOTAL FINANCIALS                                  $     960
  --------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (COST $939)                                         $     960
  --------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS -- 9.6%

    TREASURY INFLATION INDEX

       3.500%, 01/15/11                   $ 4,215         4,442
                                         -----------------------
    U.S. TREASURY BONDS

       8.000%, 11/15/21                       500           633
                                         -----------------------
       6.250%, 05/15/30                       500           537
                                         -----------------------
       6.125%, 08/15/29                     2,000         2,107
                                         -----------------------
       6.000%, 02/15/26                     4,000         4,128
                                         -----------------------
    U.S. TREASURY NOTES

       7.500%, 02/15/05                     3,500         3,851
                                         -----------------------
       6.625%, 05/15/07                     2,000         2,186
                                         -----------------------
       5.500%, 03/31/03                     4,000         4,120
                                         -----------------------
       5.000%, 08/15/11                     3,900         3,871
                                         -----------------------
       4.750%, 11/15/08                       825           822
                                         -----------------------
       3.500%, 11/15/06                     1,000           963
                                         -----------------------
       3.375%, 04/30/04                       500           501
                                         -----------------------
       3.000%, 02/29/04                       700           699
                                         -----------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (COST $28,241)                                      $  28,860
  --------------------------------------------------------------

  --------------------------------------------------------------
                                        PRINCIPAL        MARKET
  DESCRIPTION                        AMOUNT (000)   VALUE (000)
  --------------------------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.6%

    FHLMC

       5.875%, 03/21/11                   $ 4,000     $   3,980
                                         -----------------------
       5.250%, 01/15/06                     2,000         2,052
                                         -----------------------
    FNMA

       6.000%, 05/15/08                     1,750         1,822
                                         -----------------------
  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $7,637)                                       $   7,854
  --------------------------------------------------------------
  U.S. GOVERNMENT AGENCY
    MORTGAGE-BACKED OBLIGATIONS -- 6.5%

    FHLMC

      11.000%, 01/01/16                        56            63
                                         -----------------------
       8.500%, 09/01/26                        38            41
                                         -----------------------
       6.500%, 04/01/08                       428           446
                                         -----------------------
       6.500%, 05/15/30                     1,325         1,319
                                         -----------------------
    FNMA

       8.000%, 12/01/08                       131           139
                                         -----------------------
       7.500%, 01/01/30                       659           689
                                         -----------------------
       7.500%, 03/01/30                     1,360         1,421
                                         -----------------------
       7.500%, 04/01/30                       734           767
                                         -----------------------
       7.000%, 02/01/07                        93            98
                                         -----------------------
       7.000%, 12/01/25                       308           320
                                         -----------------------
       7.000%, 02/01/26                     1,245         1,293
                                         -----------------------
       6.500%, 02/01/32                     2,475         2,507
                                         -----------------------
    FNMA, REMIC

       9.750%, 09/25/18                        47            52
                                         -----------------------
       6.000%, 09/18/26                     5,000         5,020
                                         -----------------------
    GNMA

       7.500%, 10/15/23                     1,102         1,168
                                         -----------------------
       7.500%, 12/15/23                       385           408
                                         -----------------------
       7.000%, 02/15/24                       978         1,018
                                         -----------------------
       7.000%, 05/15/24                     1,044         1,086
                                         -----------------------
       7.000%, 05/15/24                     1,103         1,148
                                         -----------------------
       7.000%, 09/20/25                       484           502
                                         -----------------------
  TOTAL U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED OBLIGATIONS
  (COST $18,972)                                      $  19,505
  --------------------------------------------------------------
  CORPORATE OBLIGATIONS -- 8.6%

    CONSUMER DISCRETIONARY -- 0.6%

    COMCAST CABLEVISION COMMUNICATIONS

       8.875%, 05/01/17                       500           550
                                         -----------------------
    TIME WARNER

       9.125%, 01/15/13                     1,250         1,373
                                         -----------------------
    TOTAL CONSUMER DISCRETIONARY                      $   1,923
  --------------------------------------------------------------


                                                  ANNUAL REPORT / April 30, 2002

  --------------------------------------------------------------
                                        PRINCIPAL        MARKET
  DESCRIPTION                        AMOUNT (000)   VALUE (000)
  --------------------------------------------------------------
    CONSUMER STAPLES -- 0.7%

    CONAGRA FOODS

       5.500%, 10/15/02                   $ 2,000     $   2,025
                                         -----------------------
    TOTAL CONSUMER STAPLES                            $   2,025
  --------------------------------------------------------------

    ENERGY -- 1.4%

    APACHE

       7.625%, 07/01/19                     1,500         1,631
                                         -----------------------
    HUSKY OIL

       7.550%, 11/15/16                     1,225         1,220
                                         -----------------------
    TENNESSEE GAS PIPELINE

       7.000%, 10/15/28                     1,500         1,390
                                         -----------------------
    TOTAL ENERGY                                      $   4,241
  --------------------------------------------------------------

    FINANCIALS -- 4.1%

    BANK OF AMERICA

       5.250%, 02/01/07                     1,500         1,499
                                         -----------------------
    BANK OF NEW YORK+

       7.780%, 12/01/26                       500           513
                                         -----------------------
    CIT GROUP, SER B

       6.875%, 02/16/05                     1,500         1,522
                                         -----------------------
    CITICORP CAPITAL I

       7.933%, 02/15/27                       250           261
                                         -----------------------
    CITIGROUP

       6.500%, 01/18/11                     1,300         1,330
                                         -----------------------
    CRESTAR CAPITAL TRUST I

       8.160%, 12/15/26                       800           816
                                         -----------------------
    GENERAL MOTORS ACCEPTANCE, MTN

       7.000%, 02/01/12                     1,750         1,764
                                         -----------------------
    HOUSEHOLD FINANCE

       7.250%, 05/15/06                     1,000         1,043
                                         -----------------------
       6.375%, 10/15/11                     1,000           965
                                         -----------------------
    MELLON CAPITAL I, SER A

       7.720%, 12/01/26                       600           616
                                         -----------------------
    MELLON CAPITAL II, SER B

       7.995%, 01/15/27                       500           528
                                         -----------------------
    PNC FUNDING

       7.500%, 11/01/09                     1,500         1,601
                                         -----------------------
    TOTAL FINANCIALS                                  $  12,458
  --------------------------------------------------------------

  --------------------------------------------------------------
                                        PRINCIPAL        MARKET
  DESCRIPTION                        AMOUNT (000)   VALUE (000)
  --------------------------------------------------------------
    INDUSTRIALS -- 0.7%

    CANADIAN NATIONAL RAILWAY

       6.900%, 07/15/28                    $  500     $     500
                                         -----------------------
    UNION PACIFIC

       7.375%, 09/15/09                     1,500         1,601
                                         -----------------------
    TOTAL INDUSTRIALS                                 $   2,101
  --------------------------------------------------------------

    UTILITIES -- 1.1%

    CONSOLIDATED NATURAL GAS

       6.850%, 04/15/11                     1,000         1,019
                                         -----------------------
    CONSOLIDATED NATURAL GAS, SER C

       6.250%, 11/01/11                       635           623
                                         -----------------------
    HYDRO-QUEBEC, SER IO

       8.050%, 07/07/24                       500           589
                                         -----------------------
    HYDRO-QUEBEC, SER IU

       7.500%, 04/01/16                       890         1,001
                                         -----------------------
    TOTAL UTILITIES                                   $   3,232
  --------------------------------------------------------------
  TOTAL CORPORATE OBLIGATIONS
  (COST $25,019)                                      $  25,980
  --------------------------------------------------------------
  ASSET-BACKED SECURITIES -- 2.9%

    CAPITAL AUTO RECEIVABLES ASSET TRUST,
    SER 2001-1, CL A3

       5.330%, 04/15/04                     2,000         2,014
                                         -----------------------
    CHASE FUNDING MORTGAGE LOAN,
    SER 2000-1, CL IA3

       7.674%, 10/25/19                     1,500         1,572
                                          ----------------------
    CONTIMORTGAGE HOME EQUITY LOAN TRUST,
    SER 1998-2, CL A6

       6.360%, 11/15/19                       600           618
                                          ----------------------
    COUNTRYWIDE FUNDING,
    SER 1994-4, CL A12

       6.950%, 04/25/24                     1,894         1,930
                                          ----------------------
    HONDA AUTO RECEIVABLES OWNER TRUST ,
    SER 2002-1 CL A3

       3.500%, 10/17/05                     1,150         1,153
                                          ----------------------
    PREMIER AUTO TRUST,
    SER 1998-3, CL A4

       5.960%, 10/08/02                        82            82
                                          ----------------------
    RESIDENTIAL FUNDING MORTGAGE
    SECURITIES II, SER 2001-HS1, CL A3

       5.940%, 01/25/16                       962           968
                                          ----------------------


April 30, 2002 / ANNUAL REPORT

                                             BALANCED PORTFOLIO (CONCLUDED)   59

  --------------------------------------------------------------
                                 SHARES/PRINCIPAL        MARKET
  DESCRIPTION                        AMOUNT (000)   VALUE (000)
  --------------------------------------------------------------
    THE MONEY STORE HOME EQUITY TRUST,
    SER 1997-D, CL AF5

       6.555%, 12/15/38                    $  400     $     415
                                          ----------------------
  TOTAL ASSET-BACKED SECURITIES
  (COST $8,575)                                       $   8,752
  --------------------------------------------------------------
  RELATED PARTY MONEY MARKET PORTFOLIO -- 6.1%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS[triangle omitted]   18,397       18,397
                                          ----------------------
  TOTAL RELATED PARTY
  MONEY MARKET PORTFOLIO
  (COST $18,397)                                      $  18,397
  --------------------------------------------------------------
  TOTAL INVESTMENTS -- 99.6%
  (COST $306,543)                                     $ 300,670
  --------------------------------------------------------------
  OTHER ASSETS & LIABILITIES, NET -- 0.4%             $   1,288
  --------------------------------------------------------------
  TOTAL NET ASSETS -- 100.0%                          $ 301,958
  --------------------------------------------------------------
*  Non-income producing security
[triangle omitted] This money market portfolio is advised by Allied Investment
   Advisors, Inc. who also serves as adviser of this portfolio.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
   ADR -- American Depositary Receipt
   Cl -- Class
   FHLMC -- Federal Home Loan Mortgage Corporation
   FNMA -- Federal National Mortgage Association
   GNMA -- Government National Mortgage Association
   MTN -- Medium Term Note
   REMIC -- Real Estate Mortgage Investment Conduit
   Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

60   EQUITY PORTFOLIOS

EQUITY INCOME PORTFOLIO


[Clyde L. Randall II, CFA Photo Omitted]

CLYDE L. RANDALL II, CFA

CO-PORTFOLIO MANAGER

CLYDE L. RANDALL II IS CO-MANAGER, WITH
MR. ASHCROFT, OF THE EQUITY INCOME PORTFOLIO AND
BLUE CHIP EQUITY PORTFOLIO, AND IS CO-MANAGER
OF ANOTHER ARK FUNDS PORTFOLIO. MR.RANDALL HAS
BEEN A PRINCIPAL OF AIA AND PORTFOLIO MANAGER
SINCE 1996 AND A VICE PRESIDENT OF ALLFIRST TRUST
SINCE 1995. HE HAS MORE THAN 13 YEARS OF
EXPERIENCE IN INVESTMENT RESEARCH AND EQUITY
ANALYSIS, AND IS A CHARTERED FINANCIAL ANALYST.


[Allen J. Ashcroft, Jr. Photo Omitted]

ALLEN J. ASHCROFT, JR.

CO-PORTFOLIO MANAGER

ALLEN J. ASHCROFT, JR. IS CO-MANAGER, WITH MR.
RANDALL, OF THE BLUE CHIP EQUITY PORTFOLIO AND
EQUITY INCOME PORTFOLIO, AND IS CO-MANAGER OF
ANOTHER ARK FUNDS PORTFOLIO. HE HAS BEEN A
PRINCIPAL OF AIA AND PORTFOLIO MANAGER SINCE
1996 AND A VICE PRESIDENT OF ALLFIRST TRUST SINCE
1995. MR. ASHCROFT HAS MORE THAN 19 YEARS OF
EXPERIENCE IN INVESTMENT RESEARCH AND EQUITY
ANALYSIS.


MANAGEMENT DISCUSSION AND ANALYSIS

      The ARK Equity Income Portfolio invests primarily in dividend-paying U.S. common stocks. The Portfolio seeks to provide current income in addition to long-term capital appreciation. The Portfolio is represented in most of the major sectors of the U.S. stock market, weighted somewhat towards those sectors with higher dividend payouts such as financials, utilities, energy, consumer staples, and health care. Although permitted, the Portfolio has not owned fixed income securities and has a limited position in convertibles. Less than 10% of the Portfolio is invested in companies domiciled outside the United States. We seek stocks with healthy, sustainable payouts and the prospect of growth rather than just high yield. The highest-yielding stocks in the market are often troubled situations where payouts are not secure.

      This fiscal year was dominated by the continued declines of the information technology and telecommunications sectors. The conservative position of the Portfolio kept it largely out of those sectors. We did not go completely unscathed however, and were hurt by declines in electric utilities and the regional telephone companies. While the 12-month return was negative, it was ahead of the market averages. The three-year return is still positive. The Portfolio has large commitments in financial and consumer staples stocks, which have been relatively strong performers. Over the past year, we have added to those sectors and to consumer discretionary and industrial stocks.The positions in health care and utilities are lower.

      During 2001, the dividend of the S&P 500 grew 3% after falling 2% in 2000. The payout ratio went up, but only because operating earnings fell 18%. In 2002, we believe there is a potential for 3% to 5% dividend growth for the market and some recovery of earnings, although not to the level of 2000. Within the market, financials are the largest contributor of dividends at 22% of the total, followed by consumer staples and health care. Utility and telephone dividends have fallen over the past five years, and together account for only 17% of the total.


April 30, 2002 / ANNUAL REPORT

                                                  EQUITY INCOME PORTFOLIO     61

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES; VALUE OF A $100,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

             Equity
             Income                         Lehman
           Portfolio,       S&P 500         Equity
          Institutional    Composite     Income Funds
          Class Shares       Index      Classification
11/30/96     100,000        100,000         100,000
APRIL 97     104,416        106,656         104,248
APRIL 98     138,914        150,431         139,297
APRIL 99     144,711        183,270         149,368
APRIL 00     152,532        201,827         143,304
APRIL 01     160,798        175,658         154,553
APRIL 02     149,002        153,504         146,377


CLASS A SHARES; VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

             Equity         Equity
             Income         Income                         Lehman
           Portfolio,     Portfolio,        S&P 500        Equity
             Class A    Class A Shares     Composite    Income Funds
             Shares*       with load*         Index     Classification
11/30/96     10,000          9,525          10,000         10,000
APRIL 97     10,442          9,946          10,666         10,425
APRIL 98     13,870         13,217          15,043         13,946
APRIL 99     14,414         13,735          18,327         14,982
APRIL 00     15,176         14,462          20,183         14,471
APRIL 01     15,985         15,232          17,566         15,455
APRIL 02     14,797         14,100          15,350         14,637


--------------------------------------------------------------------------------
                          INST'L                   S&P 500      LIPPER EQUITY
                          CLASS      CLASS A*     COMPOSITE     INCOME FUNDS
                          SHARES      SHARES        INDEX      CLASSIFICATION
--------------------------------------------------------------------------------
One year total return     -7.34%      -7.43%       -12.61%        -5.29%
--------------------------------------------------------------------------------
One year total return
with load                   --       -11.87%         --             --
--------------------------------------------------------------------------------
Annualized three year
total return               0.98%       0.88%        -5.74%        -0.39%
--------------------------------------------------------------------------------
Annualized three year
total return with load      --        -0.74%          --            --
--------------------------------------------------------------------------------
Annualized five year
total return               7.37%       7.22%         7.55%         7.10%
--------------------------------------------------------------------------------
Annualized five year
total return with load      --         6.19%          --            --
--------------------------------------------------------------------------------
Annualized total return
inception to date          8.23%       8.09%          --            --
--------------------------------------------------------------------------------
Annualized total return
inception to date with
load                         --        7.13%          --            --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning November 18, 1996. Class A Shares were offered beginning May 9, 1997. Performance for Class A Shares with load reflects the deduction of the 4.75% sales charge.

* Performance shown prior to the actual inception date of the Class A Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A Shares. The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                  ANNUAL REPORT / April 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

27% FINANCIALS
13% CONSUMER STAPLES
12% INDUSTRIALS
 9% ENERGY
 8% HEALTH CARE
 7% UTILITIES
 7% CONSUMER DISCRETIONARY
 5% INFORMATION TECHNOLOGY
 5% TELECOMMUNICATION SERVICES
 3% PREFERRED STOCK
 3% MATERIALS
 1% RELATED MONEY MARKET PORTFOLIO


Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
COMMON STOCK -- 96.2%

    CONSUMER DISCRETIONARY -- 6.7%

    INTERPUBLIC GROUP                          27     $    834
                                          ---------------------
    NEW YORK TIMES, CL A                       17          791
                                          ---------------------
    NEWELL RUBBERMAID                          30          942
                                          ---------------------
    TARGET                                     40        1,746
                                          ---------------------
    WALT DISNEY                                35          811
                                          ---------------------
    TOTAL CONSUMER DISCRETIONARY                      $  5,124
---------------------------------------------------------------

    CONSUMER STAPLES -- 12.7%

    CVS                                        40        1,339
                                          ---------------------
    KELLOGG                                    45        1,616
                                          ---------------------
    KRAFT FOODS, CL A                          35        1,436
                                          ---------------------
    PEPSICO                                    35        1,817
                                          ---------------------
    PHILIP MORRIS                              25        1,361
                                          ---------------------
    PROCTER & GAMBLE                           25        2,257
                                          ---------------------
    TOTAL CONSUMER STAPLES                            $  9,826
---------------------------------------------------------------

    ENERGY -- 8.7%

    BP, ADR                                    42        2,134
                                          ---------------------
    EXXON MOBIL                                66        2,651
                                          ---------------------
    GLOBALSANTAFE                              55        1,930
                                          ---------------------
    TOTAL ENERGY                                      $  6,715
---------------------------------------------------------------


---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                         SHARES (000) VALUE (000)
---------------------------------------------------------------
    FINANCIALS -- 27.1%

    BOSTON PROPERTIES                          36     $  1,403
                                          ---------------------
    CHUBB                                      24        1,841
                                          ---------------------
    CITIGROUP                                  35        1,515
                                          ---------------------
    EQUITY OFFICE PROPERTIES TRUST             45        1,285
                                          ---------------------
    FLEETBOSTON FINANCIAL                      50        1,765
                                          ---------------------
    HARTFORD FINANCIAL SERVICES GROUP          30        2,079
                                          ---------------------
    JP MORGAN CHASE                            25          877
                                          ---------------------
    NEW PLAN EXCEL REALTY TRUST                40          782
                                          ---------------------
    SAFECO                                     35        1,169
                                          ---------------------
    US BANCORP                                 80        1,896
                                          ---------------------
    WADDELL & REED FINANCIAL, CL A             80        2,060
                                          ---------------------
    WASHINGTON MUTUAL                          45        1,698
                                          ---------------------
    WELLS FARGO                                50        2,558
                                          ---------------------
    TOTAL FINANCIALS                                  $ 20,928
---------------------------------------------------------------

    HEALTH CARE -- 8.2%

    ABBOTT LABORATORIES                        38        2,050
                                          ---------------------
    PFIZER                                     55        1,999
                                          ---------------------
    WYETH                                      40        2,280
                                          ---------------------
    TOTAL HEALTH CARE                                 $  6,329
---------------------------------------------------------------

    INDUSTRIALS -- 12.1%

    DOVER                                      40        1,490
                                          ---------------------
    GENERAL DYNAMICS                           20        1,942
                                          ---------------------
    GENERAL ELECTRIC                           50        1,578
                                          ---------------------
    KNIGHTSBRIDGE TANKERS                      85        1,400
                                          ---------------------
    UNITED PARCEL SERVICE, CL B                20        1,201
                                          ---------------------
    UNITED TECHNOLOGIES                        25        1,754
                                          ---------------------
    TOTAL INDUSTRIALS                                 $  9,365
---------------------------------------------------------------

    INFORMATION TECHNOLOGY -- 5.5%

    INTERNATIONAL BUSINESS MACHINES            15        1,257
                                          ---------------------
    KONINKLIJKE PHILIPS ELECTRONICS            40        1,240
                                          ---------------------
    MOTOROLA                                   60          924
                                          ---------------------
    TEXAS INSTRUMENTS                          27          835
                                          ---------------------
    TOTAL INFORMATION TECHNOLOGY                      $  4,256
---------------------------------------------------------------

    MATERIALS -- 3.2%

    ALCOA                                      34        1,157
                                          ---------------------
    EASTMAN CHEMICAL                           30        1,323
                                          ---------------------
    TOTAL MATERIALS                                   $  2,480
---------------------------------------------------------------

April 30, 2002 / ANNUAL REPORT

                                        EQUITY INCOME PORTFOLIO (CONCLUDED)   63

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000
---------------------------------------------------------------
    TELECOMMUNICATION SERVICES -- 4.8%

    BELLSOUTH                                  45     $  1,366
                                          ---------------------
    SBC COMMUNICATIONS                         35        1,087
                                          ---------------------
    TELEFONICA, ADR*                           38        1,224
                                          ---------------------
    TOTAL TELECOMMUNICATION SERVICES                  $  3,677
---------------------------------------------------------------

    UTILITIES -- 7.2%

    CONSTELLATION ENERGY GROUP                 42        1,341
                                          ---------------------
    DUKE ENERGY                                38        1,457
                                          ---------------------
    EL PASO                                    30        1,200
                                          ---------------------
    EXELON                                     28        1,520
                                          ---------------------
    TOTAL UTILITIES                                   $  5,518
---------------------------------------------------------------
TOTAL COMMON STOCK
(COST $59,275)                                        $ 74,218
---------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 3.0%

    INDUSTRIALS -- 1.7%

    NORTHROP GRUMMAN                           10        1,290
                                          ---------------------
    TOTAL INDUSTRIALS                                 $  1,290
---------------------------------------------------------------

    UTILITIES -- 1.3%

    NISOURCE                                   23          987
                                          ---------------------
    TOTAL UTILITIES                                   $    987
---------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCK
(COST $2,143)                                         $  2,277
---------------------------------------------------------------

RELATED PARTY MONEY MARKET PORTFOLIO -- 0.8%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS(triangle omitted)     645          645
                                          ---------------------
TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $645)                                           $    645
---------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
(COST $62,063)                                        $ 77,140
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 0.0%               $      1
---------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                            $ 77,141
---------------------------------------------------------------
*  Non-income producing security
[triangle omitted] This money market portfolio is advised by Allied Investment
   Advisors, Inc. who also serves as adviser of this portfolio.
   ADR -- American Depositary Receipt
   Cl -- Class

The accompanying notes are an integral part of the financial statements.




                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

64   EQUITY PORTFOLIOS

VALUE EQUITY PORTFOLIO

[J. Eric Leo Photo Omitted]

J. ERIC LEO

CO-PORTFOLIO MANAGER

J. ERIC LEO IS CO-MANAGER, WITH MS. RISHEL,
OF THE VALUE EQUITY PORTFOLIO. HE IS THE CHIEF
INVESTMENT OFFICER OF AIA AND MANAGING
DIRECTOR OF EQUITY RESEARCH. PRIOR TO JOINING
AIA IN 1997, HE WAS EXECUTIVE VICE
PRESIDENT AND CHIEF INVESTMENT OFFICER OF
LEGG MASON CAPITAL MANAGEMENT, INC. IN
BALTIMORE, MARYLAND SINCE 1991. MR. LEO
IS RESPONSIBLE FOR OVERSEEING AIA'S EQUITY
INVESTMENT PROCESS. MR. LEO HAS MORE THAN
30 YEARS OF EXPERIENCE IN THE INVESTMENT
INDUSTRY.

[Barbara L. Rishel Photo Omitted]

BARBARA L. RISHEL

CO-PORTFOLIO MANAGER

BARBARA L. RISHEL IS CO-MANAGER, WITH MR.
LEO, OF THE VALUE EQUITY PORTFOLIO. MS.
RISHEL HAS BEEN A PRINCIPAL OF AIA SINCE
MAY 2001. SHE IS ALSO AN EQUITY ANALYST.
MS. RISHEL JOINED AIA FROM ADAMS EXPRESS
COMPANY, WHERE SHE HAD BEEN AN EQUITY
ANALYST SINCE 1997. SHE HAS OVER 14 YEARS
OF EXPERIENCE IN THE INVESTMENT INDUSTRY.


Management Discussion and Analysis

      The ARK Value Equity Portfolio outperformed the S&P 500/BARRA Value Index for the fiscal year ended April 30, 2002, as investors continued to retreat from the volatile equity markets. While there were preliminary signs of stabilization within various market segments, particularly consumer-related, it unfortunately was not enough to offset negative year-to-date returns for most major indices.

      During the year, we continued to shift the Portfolio toward more cyclically sensitive opportunities in anticipation of a gradual recovery in the economy. Positions were initiated in auto parts, homebuilding, and packaging, and decreased in telecommunications, electric utilities, selected financials, and technology. Travelers, a leading property and casualty insurer, Crown Cork & Seal, and Caterpillar were added. The Portfolio's performance was enhanced by its primarily defensive posture with exposure to the health care and consumer discretionary/staples sectors. Two of our best-performing stocks, TRW and Ivex Packaging, were involved in mergers, and companies exposed to the almighty consumer, such as Lowe's, Centex, and Lear contributed significantly to overall performance.

      Performance was negatively impacted by continued weakness in both the telecommunications and information technology sectors. Tyco International did the most the damage to the Portfolio's results, but remains a long-term holding. The company's solid businesses and historically low valuation will enable it to ultimately thrive -- not to mention survive. There was no place to hide in telecom, as onerous government and capital market policies, overcapacity, and diminished demand has continued to bludgeon the entire sector, including the financially strong regional Bell operating companies and network providers such as Williams Communications.

      The Portfolio's focus is on solid large- and mid-cap companies with strong leadership positions, such as Lucent and Motorola, that will be transitioning into growth companies over a two-to-three year time horizon. While the outlook remains mixed for many economic sectors, earnings expectations in general have turned more positive, particularly in cyclical areas such as industrials, which has been in recession since 1998. The actual duration and magnitude of the recovery remains unclear, especially as the visibility for an upturn in both telecom and technology spending continues to be weak. The tremendous amount of cost cutting and restructuring in these two sectors should help to improve results when spending resumes. We continue to reposition the Portfolio toward those companies that will benefit most from an expected cyclical recovery -- particularly in the current environment of low interest rates and low inflation. We de-emphasize companies with a more defensive posture. Because we are value-oriented, we believe the Portfolio is poised to benefit from this challenging economic and investment environment. We will continue to search for investment opportunities in outstanding companies purchased at reasonable prices and seek to maximize returns over a longer-term horizon.


April 30, 2002 / ANNUAL REPORT

                                                     VALUE EQUITY PORTFOLIO   65

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES; VALUE OF A $100,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

              Value
             Equity         S&P 500/                       Lipper
           Portfolio,        BARRA          S&P 500       Large-Cap
          Institutional      Value         Composite     Value Funds
          Class Shares       Index           Index     Classification
3/31/96      100,000        100,000         100,000        100,000
APRIL 96     102,831        100,844         101,473        101,510
APRIL 97     124,694        118,747         126,965        121,944
APRIL 98     168,788        165,005         179,075        163,759
APRIL 99     186,483        187,326         218,167        181,068
APRIL 00     206,754        188,127         240,257        181,122
APRIL 01     194,435        200,059         209,106        185,886
APRIL 02     175,932        170,371         182,733        171,405


CLASS A SHARES; VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

              Value          Value
             Equity         Equity        S&P 500/                    Lipper
            Portfolio,     Portfolio,      BARRA       S&P 500       Large-Cap
             Class A    Class A Shares     Value      Composite     Value Funds
             Shares*      with load*       Index        Index     Classification
3/31/96      10,000          9,525        10,000       10,000         10,000
APRIL 96     10,433          9,936        10,084       10,147         10,141
APRIL 97     12,583         11,984        11,875       12,697         12,194
APRIL 98     16,891         16,087        16,501       17,908         16,376
APRIL 99     18,629         17,742        18,733       21,817         18,107
APRIL 00     20,627         19,645        18,813       24,026         18,112
APRIL 01     19,368         18,446        20,006       20,911         18,589
APRIL 02     17,523         16,688        17,037       18,273         17,141


CLASS B SHARES; VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

          Value Equity
           Portfolio,       S&P 500/                       Lipper
         Class B Shares      BARRA          S&P 500       Large-Cap
            with and         Value         Composite     Value Funds
          without CDSC*      Index           Index     Classification
3/31/96      10,000         10,000          10,000         10,000
APRIL 96     10,281         10,084          10,147         10,151
APRIL 97     12,326         11,875          12,697         12,194
APRIL 98     16,512         16,501          17,908         16,376
APRIL 99     17,727         18,733          21,817         18,107
APRIL 00     19,487         18,813          24,026         18,112
APRIL 01     18,164         20,006          20,911         18,589
APRIL 02     16,301         17,037          18,273         17,141

--------------------------------------------------------------------------------------------------------
                                                                                             LIPPER
                           INST'L                                S&P 500/      S&P 500      LARGE-CAP
                           CLASS      CLASS A*      CLASS B*       BARRA      COMPOSITE    VALUE FUNDS
                           SHARES      SHARES        SHARES     VALUE INDEX     INDEX    CLASSIFICATION
--------------------------------------------------------------------------------------------------------
One year total return      -9.52%      -9.53%       -10.26%       -14.84%      -12.61%       -7.79%
--------------------------------------------------------------------------------------------------------
One year total return
with load                    --       -13.81%       -14.41%          --           --           --
--------------------------------------------------------------------------------------------------------
Annualized three year
total return               -1.92%      -2.02%        -2.76%        -3.11%       -5.74%       -1.42%
--------------------------------------------------------------------------------------------------------
Annualized three year
total return with load       --        -3.60%        -3.40%          --           --           --
--------------------------------------------------------------------------------------------------------
Annualized five year
total return                7.13%       6.85%         5.75%         7.49%       7.55%         6.97%
--------------------------------------------------------------------------------------------------------
Annualized five year
total return with load       --         5.81%         5.51%          --           --           --
--------------------------------------------------------------------------------------------------------
Annualized total return
inception to date           9.73%       9.66%         8.37%          --           --           --
--------------------------------------------------------------------------------------------------------
Annualized total return
inception to date
with load                    --         8.78%         8.37%          --           --           --
--------------------------------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  For each class, performance presented prior to March 29, 1998 reflects the performance of the Marketvest Equity Fund from its inception date of April 1, 1996. Class A Shares were offered beginning April 1, 1998. Performance for Class A Shares with load reflects the deduction of the 4.75% sales charge. Class B Shares were offered beginning September 14, 1998. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

* Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

  The performance of the S&P 500/BARRA Value Index and the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


                                                  ANNUAL REPORT / April 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

17% HEALTH CARE
14% INDUSTRIALS
13% FINANCIALS
13% ENERGY
 9% CONSUMER DISCRETIONARY
 8% MATERIALS
 7% INFORMATION TECHNOLOGY
 7% CONSUMER STAPLES
 7% TELECOMMUNICATION SERVICES
 4% UTILITIES
 1% RELATED MONEY MARKET PORTFOLIO


Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
COMMON STOCK -- 98.9%

    CONSUMER DISCRETIONARY -- 8.7%

    CENTEX                                     80    $   4,504
                                          ---------------------
    LEAR*                                      50        2,570
                                          ---------------------
    LOWE'S                                    275       11,630
                                          ---------------------
    TRW                                        59        3,225
                                          ---------------------
    TOTAL CONSUMER DISCRETIONARY                     $  21,929
---------------------------------------------------------------

    CONSUMER STAPLES -- 7.1%

    HJ HEINZ                                  100        4,199
                                          ---------------------
    KRAFT FOODS, CL A                         150        6,156
                                          ---------------------
    PEPSICO                                   145        7,526
                                          ---------------------
    TOTAL CONSUMER STAPLES                           $  17,881
---------------------------------------------------------------

    ENERGY -- 12.6%

    BP, ADR                                   200       10,160
                                          ---------------------
    CHEVRONTEXACO                              84        7,318
                                          ---------------------
    EXXON MOBIL                               250       10,042
                                          ---------------------
    NABORS INDUSTRIES*                         50        2,278
                                          ---------------------
    WEATHERFORD INTERNATIONAL*                 42        2,095
                                          ---------------------
    TOTAL ENERGY                                     $  31,893
---------------------------------------------------------------

    FINANCIALS -- 13.4%

    CITIGROUP                                 220        9,526
                                          ---------------------
    JP MORGAN CHASE                           107        3,759
                                          ---------------------
    TRAVELERS PROPERTY CASUALTY*               90        1,673
                                          ---------------------


---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    WADDELL & REED FINANCIAL, CL A            300    $   7,725
                                          ---------------------
    WELLS FARGO                               220       11,253
                                          ---------------------
    TOTAL FINANCIALS                                 $  33,936
----------------------------------------------------------------

    HEALTH CARE -- 17.4%

    ABBOTT LABORATORIES                       160        8,632
                                          ---------------------
    BAXTER INTERNATIONAL                      170        9,673
                                          ---------------------
    BECTON DICKINSON                          200        7,434
                                          ---------------------
    BRISTOL-MYERS SQUIBB                       18          518
                                          ---------------------
    MEDTRONIC                                 140        6,257
                                          ---------------------
    WYETH                                     200       11,400
                                          ---------------------
    TOTAL HEALTH CARE                                $  43,914
----------------------------------------------------------------

    INDUSTRIALS -- 13.9%

    CATERPILLAR                                75        4,096
                                          ---------------------
    FIRST DATA                                115        9,141
                                          ---------------------
    GENERAL ELECTRIC                           65        2,051
                                          ---------------------
    HONEYWELL INTERNATIONAL                    66        2,421
                                          ---------------------
    INGERSOLL-RAND                             85        4,246
                                          ---------------------
    PARKER HANNIFIN                            75        3,746
                                          ---------------------
    RAYTHEON                                  125        5,288
                                          ---------------------
    TYCO INTERNATIONAL                        135        2,491
                                          ---------------------
    UNITED TECHNOLOGIES                        25        1,754
                                          ---------------------
    TOTAL INDUSTRIALS                                $  35,234
----------------------------------------------------------------

    INFORMATION TECHNOLOGY -- 7.5%

    AGERE SYSTEMS, CL A*                      455        1,929
                                          ---------------------
    CADENCE DESIGN SYSTEMS*                   200        4,096
                                          ---------------------
    COMPUTER ASSOCIATES INTERNATIONAL         100        1,860
                                          ---------------------
    INTEL                                      90        2,575
                                          ---------------------
    INTERNATIONAL BUSINESS MACHINES            45        3,769
                                          ---------------------
    LUCENT TECHNOLOGIES*                      200          920
                                          ---------------------
    MOTOROLA                                  245        3,773
                                          ---------------------
    TOTAL INFORMATION TECHNOLOGY                     $  18,922
----------------------------------------------------------------

    MATERIALS -- 7.7%

    CEMEX, ADR                                200        6,340
                                          ---------------------
    CROWN CORK & SEAL*                        635        7,150
                                          ---------------------
    ENGELHARD                                 200        6,084
                                          ---------------------
    TOTAL MATERIALS                                  $  19,574
----------------------------------------------------------------

    TELECOMMUNICATION SERVICES -- 6.6%

    AT&T WIRELESS SERVICES*                   125        1,119
                                          ---------------------
    BELLSOUTH                                 145        4,401
                                          ---------------------
    NEXTEL COMMUNICATIONS, CL A*              100          551
                                          ---------------------
    SBC COMMUNICATIONS                        135        4,193
                                          ---------------------

April 30, 2002 / ANNUAL REPORT

                                         VALUE EQUITY PORTFOLIO (CONCLUDED)   67

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------

    SPRINT (FON GROUP)                        161    $   2,558
                                          ---------------------
    VERIZON COMMUNICATIONS                    100        4,025
                                          ---------------------
    TOTAL TELECOMMUNICATION SERVICES                 $  16,847
---------------------------------------------------------------

    UTILITIES -- 4.0%

    EL PASO                                    90    $   3,600
                                          ---------------------
    QUESTAR                                   231        6,434
                                          ---------------------
    TOTAL UTILITIES                                  $  10,034
---------------------------------------------------------------
TOTAL COMMON STOCK
(COST $158,916)                                      $ 250,164
---------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 1.1%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS[TRIANGLE OMITTED]   2,736        2,736
                                          ---------------------
TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $2,736)                                        $   2,736
---------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
(COST $161,652)                                      $ 252,900
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 0.0%              $     (97)
---------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 252,803
---------------------------------------------------------------
*  Non-income producing security
[triangle omitted] This money market portfolio is advised by Allied Investment
   Advisors, Inc. who also serves as adviser of this portfolio.
   ADR -- American Depositary Receipt
   Cl -- Class

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

68  EQUITY PORTFOLIOS


EQUITY INDEX PORTFOLIO

[Clarence W. Woods, Jr. Photo Omitted]

CLARENCE W. WOODS, JR.

CO-PORTFOLIO MANAGER

CLARENCE W. WOODS, JR. IS CO-MANAGER, WITH
MR. HASTINGS, OF THE EQUITY INDEX PORTFOLIO.
MR. WOODS HAS BEEN A VICE PRESIDENT AND
PRINCIPAL OF, AND CHIEF EQUITY TRADER FOR,
AIA SINCE 1996. HE HEADS THE EQUITY-
TRADING UNIT. MR. WOODS HAS MORE THAN 16
YEARS EXPERIENCE IN THE INVESTMENT INDUSTRY.


[Peter C. Hastings, CFA Photo Omitted]

PETER C. HASTINGS, CFA

CO-PORTFOLIO MANAGER

PETER C. HASTINGS IS CO-MANAGER, WITH MR.
WOODS, OF THE EQUITY INDEX PORTFOLIO. MR.
HASTINGS HAS BEEN A VICE PRESIDENT OF AIA
SINCE 1997. MR. HASTINGS HAS MORE THAN
FIVE YEARS OF EXPERIENCE IN THE INVESTMENT
INDUSTRY.


Management Discussion and Analysis

      The 12 months ended April 30, 2002 continued the bear market we saw the year before. The term "bear market" is a bit of a misnomer, because although the market-cap-weighted S&P 500 Index (S&P) was down over 10% for the 12 months, the value of more than half of the underlying stocks which make up the S&P were actually positive. It seems the large-cap growth bull market which drove the S&P to never-before-seen gains in the late 1990's has yet to materialize in the new decade. Much of the reason is due to the fact that investors are no longer willing to put such a premium on future earnings which are projected to be higher but are barely existent at present. Compounding that is the fear of financial engineering to manipulate earnings as well as concerns of high corporate debt levels. Enron's disaster has had ripple effects on companies throughout the global marketplace. We hope positive developments will come from all the scrutiny over how companies manage their businesses. Renewed confidence of the public and Wall Street in listed companies having the integrity to accurately report their financials is needed for the markets to properly reflect our economic recovery.

      Looking at the names that really impacted the negative performance of the S&P, the same culprits which hurt us the year before are a common theme. Some of the names that really collapsed have already been removed, such as K Mart, Enron, and Global Crossing. Other major decliners left in early May, such as Worldcom, Sapient, and US Air. Quest, Conseco, and Calpine need to turn their fortunes quickly or face elimination. The highest gainer in terms of percentage over the year was PG&E, which appeared headed for disaster earlier in the California energy crisis. In terms of positive contributions, the stocks with the highest positive impact were Proctor and Gamble, Lockheed Martin, and Tenet Healthcare.

      The Portfolio continues to track the performance of the S&P very closely. Now if only the markets could begin to show some positive movements to go along with the improved economic sentiment, we would really be able to pass our positive indexing strategies on to Portfolio shareholders. But as an index fund, our objective is to match the S&P, whether it goes up or down. We need to be comfortable in the belief that over time, the S&P has been a very rewarding investment. As a whole, we feel confident as we seek to capture such rewards for our shareholders.


April 30, 2002 / ANNUAL REPORT

                                                   EQUITY INDEX PORTFOLIO     69

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES; VALUE OF A $100,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

             Equity                         Lipper
              Index           S&P           S&P 500
           Portfolio,         500            Index
          Institutional    Composite       Objective
          Class Shares       Index       Funds Average
10/31/97     100,000        100,000         100,000
APRIL 98     122,598        122,474         122,115
APRIL 99     150,017        149,210         148,077
APRIL 00     165,401        164,318         162,070
APRIL 01     144,990        143,013         140,353
APRIL 02     126,729        124,976         121,756


CLASS A SHARES; VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

             Equity         Equity                         Lipper
              Index          Index            S&P          S&P 500
           Portfolio,     Portfolio,          500           Index
          Institutional Class A Shares     Composite      Objective
          Class Shares     with load         Index      Funds Average
11/30/97     10,000          9,525          10,000         10,000
April 98     11,693         11,134          11,706         11,681
April 99     14,272         13,590          14,261         14,165
April 00     15,691         14,941          15,705         15,503
April 01     13,728         13,071          13,669         13,426
April 02     11,963         11,391          11,945         11,647


--------------------------------------------------------------------------------
                          INST'L                S&P 500      LIPPER S&P 500
                          CLASS     CLASS A    COMPOSITE    INDEX OBJECTIVE
                          SHARES     SHARES      INDEX       FUNDS AVERAGE
--------------------------------------------------------------------------------
One year total return     -12.59%   -12.85%     -12.61%        -13.25%
--------------------------------------------------------------------------------
One year total return
with load                   --      -17.00%       --              --
--------------------------------------------------------------------------------
Annualized three year
total return              -5.47%     -5.71%     -5.74%          -6.26%
--------------------------------------------------------------------------------
Annualized three year
total return with load      --       -7.23%       --              --
--------------------------------------------------------------------------------
Annualized total return
inception to date          4.19%      4.50%       --              --
--------------------------------------------------------------------------------
Annualized total return
inception to date
with load                   --        3.37%       --              --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning October 1, 1997. Class A Shares were offered beginning November 3, 1997. Performance of Class A Shares with load reflects the deduction of the 4.75% sales charge.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                  ANNUAL REPORT / April 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

19% FINANCIALS
15% INFORMATION TECHNOLOGY
14% HEALTH CARE
13% CONSUMER DISCRETIONARY
10% INDUSTRIALS
10% CONSUMER STAPLES
 7% ENERGY
 4% TELECOMMUNICATION SERVICES
 3% MATERIALS
 3% UTILITIES
 1% RELATED MONEY MARKET PORTFOLIO
 1% REGISTERED INVESTMENT COMPANIES

Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
COMMON STOCK -- 98.3%

    CONSUMER DISCRETIONARY -- 13.4%

    AMERICAN GREETINGS, CL A                   --+   $       6
                                          ---------------------
    AOL TIME WARNER*                           47          886
                                          ---------------------
    AUTOZONE*                                   1           90
                                          ---------------------
    BED BATH & BEYOND*                          3          111
                                          ---------------------
    BEST BUY*                                   2          149
                                          ---------------------
    BIG LOTS*                                   1            8
                                          ---------------------
    BLACK & DECKER                              1           35
                                          ---------------------
    BRUNSWICK                                   1           25
                                          ---------------------
    CARNIVAL                                    6          190
                                          ---------------------
    CENTEX                                     --+          27
                                          ---------------------
    CINTAS                                      2           85
                                          ---------------------
    CIRCUIT CITY STORES                         2           51
                                          ---------------------
    CLEAR CHANNEL COMMUNICATIONS*               6          295
                                          ---------------------
    COMCAST, CL A*                             10          267
                                          ---------------------
    COOPER TIRE & RUBBER                       --+           6
                                          ---------------------
    COSTCO WHOLESALE*                           4          178
                                          ---------------------
    DANA                                        2           34
                                          ---------------------
    DARDEN RESTAURANTS                          1           44
                                          ---------------------
    DELPHI AUTOMOTIVE SYSTEMS                   5           83
                                          ---------------------
    DILLARD'S, CL A                             1           26
                                          ---------------------
    DOLLAR GENERAL                              3           50
                                          ---------------------
    DOW JONES                                   1           45
                                          ---------------------
    EASTMAN KODAK                               3           92
                                          ---------------------
    FAMILY DOLLAR STORES                        2           57
                                          ---------------------
    FEDERATED DEPARTMENT STORES*                2           79
                                          ---------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    FORD MOTOR                                 18    $     286
                                          ---------------------
    GANNETT                                     3          204
                                          ---------------------
    GAP                                         8          116
                                          ---------------------
    GENERAL MOTORS                              6          377
                                          ---------------------
    GOODYEAR TIRE & RUBBER                      2           34
                                          ---------------------
    HARLEY-DAVIDSON                             3          159
                                          ---------------------
    HARRAH'S ENTERTAINMENT*                     1           49
                                          ---------------------
    HASBRO                                      2           32
                                          ---------------------
    HILTON HOTELS                               4           67
                                          ---------------------
    HOME DEPOT                                 25        1,144
                                          ---------------------
    INTERNATIONAL GAME TECHNOLOGY*              1           44
                                          ---------------------
    INTERPUBLIC GROUP                           4          124
                                          ---------------------
    JC PENNEY                                   3           54
                                          ---------------------
    JOHNSON CONTROLS                            1           73
                                          ---------------------
    JONES APPAREL GROUP*                        1           45
                                          ---------------------
    KB HOME                                    --+           6
                                          ---------------------
    KNIGHT RIDDER                               1           47
                                          ---------------------
    KOHLS*                                      3          240
                                          ---------------------
    LEGGETT & PLATT                             2           55
                                          ---------------------
    LIMITED                                     5          105
                                          ---------------------
    LIZ CLAIBORNE                               1           42
                                          ---------------------
    LOWE'S                                      8          345
                                          ---------------------
    MARRIOTT INTERNATIONAL, CL A                2          109
                                          ---------------------
    MATTEL                                      4           92
                                          ---------------------
    MAY DEPARTMENT STORES                       3           98
                                          ---------------------
    MAYTAG                                      1           33
                                          ---------------------
    MCDONALD'S                                 14          387
                                          ---------------------
    MCGRAW-HILL                                 2          125
                                          ---------------------
    MEREDITH                                    1           24
                                          ---------------------
    NEW YORK TIMES, CL A                        2           71
                                          ---------------------
    NEWELL RUBBERMAID                           3           88
                                          ---------------------
    NIKE, CL B                                  3          145
                                          ---------------------
    NORDSTROM                                   1           28
                                          ---------------------
    OFFICE DEPOT*                               3           63
                                          ---------------------
    OMNICOM GROUP                               2          155
                                          ---------------------
    PULTE HOMES                                 1           33
                                          ---------------------
    RADIOSHACK                                  2           65
                                          ---------------------
    REEBOK INTERNATIONAL*                      --+           5
                                          ---------------------
    SEARS ROEBUCK                               3          166
                                          ---------------------
    SNAP-ON                                     1           22
                                          ---------------------
    STANLEY WORKS                               1           46
                                          ---------------------
    STAPLES*                                    4           87
                                          ---------------------
    STARBUCKS*                                  4           91
                                          ---------------------
    STARWOOD HOTELS & RESORTS WORLDWIDE         2           72
                                          ---------------------
    TARGET                                     10          416
                                          ---------------------
    TIFFANY                                     2           64
                                          ---------------------
    TJX                                         3          123
                                          ---------------------
    TMP WORLDWIDE*                              1           24
                                          ---------------------
    TOYS `R' US*                                2           36
                                          ---------------------
    Tribune                                     3          131
                                          ---------------------
April 30, 2002  /   ANNUAL REPORT

                                           EQUITY INDEX PORTFOLIO (CONTINUED) 71

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    TRICON GLOBAL RESTAURANTS*                  2    $      97
                                          ---------------------
    TRW                                         1           66
                                          ---------------------
    TUPPERWARE                                 --+           4
                                          ---------------------
    UNIVISION COMMUNICATIONS, CL A*             2           80
                                          ---------------------
    VF                                          1           47
                                          ---------------------
    VIACOM, CL B*                              20          961
                                          ---------------------
    VISTEON                                     1           20
                                          ---------------------
    WAL-MART STORES                            47        2,632
                                          ---------------------
    WALT DISNEY                                21          498
                                          ---------------------
    WENDY'S INTERNATIONAL                       1           46
                                          ---------------------
    WHIRLPOOL                                   1           49
                                          ---------------------
    TOTAL CONSUMER DISCRETIONARY                     $  13,866
---------------------------------------------------------------

    CONSUMER STAPLES -- 9.6%

    ADOLPH COORS, CL B                         --+          19
                                          ---------------------
    ALBERTO-CULVER, CL B                        1           34
                                          ---------------------
    ALBERTSON'S                                 4          135
                                          ---------------------
    ANHEUSER-BUSCH                              9          498
                                          ---------------------
    ARCHER-DANIELS-MIDLAND                      7           89
                                          ---------------------
    AVON PRODUCTS                               2          128
                                          ---------------------
    BROWN-FORMAN, CL B                          1           61
                                          ---------------------
    CAMPBELL SOUP                               4          116
                                          ---------------------
    CLOROX                                      2          100
                                          ---------------------
    COCA-COLA                                  26        1,448
                                          ---------------------
    COCA-COLA ENTERPRISES                       4           79
                                          ---------------------
    COLGATE-PALMOLIVE                           6          312
                                          ---------------------
    CONAGRA FOODS                               5          127
                                          ---------------------
    CVS                                         4          119
                                          ---------------------
    FORTUNE BRANDS                              1           76
                                          ---------------------
    GENERAL MILLS                               4          155
                                          ---------------------
    GILLETTE                                   11          394
                                          ---------------------
    HERSHEY FOODS                               1           94
                                          ---------------------
    HJ HEINZ                                    3          141
                                          ---------------------
    KELLOGG                                     4          140
                                          ---------------------
    KIMBERLY-CLARK                              5          341
                                          ---------------------
    KROGER*                                     8          184
                                          ---------------------
    PEPSI BOTTLING GROUP                        3           77
                                          ---------------------
    PEPSICO                                    18          955
                                          ---------------------
    PHILIP MORRIS                              23        1,241
                                          ---------------------
    PROCTER & GAMBLE                           14        1,228
                                          ---------------------
    SAFEWAY*                                    5          204
                                          ---------------------
    SARA LEE                                    8          161
                                          ---------------------
    SUPERVALU                                   1           35
                                          ---------------------
    SYSCO                                       6          187
                                          ---------------------
    UNILEVER                                    6          388
                                          ---------------------
    UST                                         2           74
                                          ---------------------
    WALGREEN                                   11          411
                                          ---------------------
    WINN-DIXIE STORES                           1           25
                                          ---------------------
    WM WRIGLEY JR                               2          127
                                          ---------------------
    TOTAL CONSUMER STAPLES                           $   9,903
---------------------------------------------------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    ENERGY -- 6.9%

    AMERADA HESS                                1    $      75
                                          ---------------------
    ANADARKO PETROLEUM                          2          129
                                          ---------------------
    APACHE                                      1           84
                                          ---------------------
    BAKER HUGHES                                3          121
                                          ---------------------
    BURLINGTON RESOURCES                        2           92
                                          ---------------------
    CHEVRONTEXACO                              11          978
                                          ---------------------
    CONOCO                                      6          169
                                          ---------------------
    DEVON ENERGY                                1           62
                                          ---------------------
    EOG RESOURCES                               1           47
                                          ---------------------
    EXXON MOBIL                                72        2,898
                                          ---------------------
    HALLIBURTON                                 4           73
                                          ---------------------
    KERR-MCGEE                                  1           54
                                          ---------------------
    MARATHON OIL                                3           95
                                          ---------------------
    NABORS INDUSTRIES*                          1           64
                                          ---------------------
    NOBLE DRILLING*                             1           56
                                          ---------------------
    OCCIDENTAL PETROLEUM                        4          104
                                          ---------------------
    PHILLIPS PETROLEUM                          4          220
                                          ---------------------
    ROWAN*                                      1           27
                                          ---------------------
    ROYAL DUTCH PETROLEUM                      22        1,172
                                          ---------------------
    SCHLUMBERGER                                6          332
                                          ---------------------
    SUNOCO                                      1           25
                                          ---------------------
    TRANSOCEAN SEDCO FOREX                      3          120
                                          ---------------------
    UNOCAL                                      2           89
                                          ---------------------
    TOTAL ENERGY                                     $   7,086
---------------------------------------------------------------

    FINANCIALS -- 18.8%

    ACE LIMITED                                 3          109
                                          ---------------------
    AFLAC                                       5          154
                                          ---------------------
    ALLSTATE                                    7          285
                                          ---------------------
    AMBAC FINANCIAL GROUP                       1           69
                                          ---------------------
    AMERICAN EXPRESS                           14          578
                                          ---------------------
    AMERICAN INTERNATIONAL GROUP               27        1,900
                                          ---------------------
    AMSOUTH BANCORPORATION                      4           82
                                          ---------------------
    AON                                         2           87
                                          ---------------------
    BANK OF AMERICA                            17        1,201
                                          ---------------------
    BANK OF NEW YORK                            7          261
                                          ---------------------
    BANK ONE                                   12          501
                                          ---------------------
    BB&T                                        4          167
                                          ---------------------
    BEAR STEARNS                                1           62
                                          ---------------------
    CAPITAL ONE FINANCIAL                       2          116
                                          ---------------------
    CHARLES SCHWAB                             14          154
                                          ---------------------
    CHARTER ONE FINANCIAL                       2           76
                                          ---------------------
    CHUBB                                       2          125
                                          ---------------------
    CINCINNATI FINANCIAL                        2           77
                                          ---------------------
    CITIGROUP                                  54        2,346
                                          ---------------------
    COMERICA                                    2           96
                                          ---------------------

                                                  ANNUAL REPORT / April 30, 2002

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------

    CONSECO*                                    3    $      12
                                          ---------------------
    COUNTRYWIDE CREDIT INDUSTRIES               1           57
                                          ---------------------
    EQUITY OFFICE PROPERTIES TRUST              4          126
                                          ---------------------
    EQUITY RESIDENTIAL PROPERTIES TRUST         3           70
                                          ---------------------
    FANNIE MAE                                 11          829
                                          ---------------------
    FIFTH THIRD BANCORP                         6          384
                                          ---------------------
    FLEETBOSTON FINANCIAL                      11          387
                                          ---------------------
    FRANKLIN RESOURCES                          3          105
                                          ---------------------
    FREDDIE MAC                                 7          480
                                          ---------------------
    GOLDEN WEST FINANCIAL                       2          109
                                          ---------------------
    HARTFORD FINANCIAL SERVICES GROUP           2          168
                                          ---------------------
    HOUSEHOLD INTERNATIONAL                     4          259
                                          ---------------------
    HUNTINGTON BANCSHARES                       3           52
                                          ---------------------
    JEFFERSON-PILOT                             2           80
                                          ---------------------
    JOHN HANCOCK FINANCIAL SERVICES             3          114
                                          ---------------------
    JP MORGAN CHASE                            21          727
                                          ---------------------
    KEYCORP                                     4          114
                                          ---------------------
    LEHMAN BROTHERS HOLDINGS                    2          139
                                          ---------------------
    LINCOLN NATIONAL                            2           95
                                          ---------------------
    LOEWS                                       2          117
                                          ---------------------
    MARSH & MCLENNAN                            3          294
                                          ---------------------
    MARSHALL & ILSLEY                           1           67
                                          ---------------------
    MBIA                                        1           75
                                          ---------------------
    MBNA                                        8          295
                                          ---------------------
    MELLON FINANCIAL                            5          180
                                          ---------------------
    MERRILL LYNCH                               9          372
                                          ---------------------
    METLIFE                                     7          254
                                          ---------------------
    MGIC INVESTMENT                             1           71
                                          ---------------------
    MOODY'S                                     2           71
                                          ---------------------
    MORGAN STANLEY DEAN WITTER                 12          554
                                          ---------------------
    NATIONAL CITY                               6          181
                                          ---------------------
    NORTHERN TRUST                              2          118
                                          ---------------------
    PNC FINANCIAL SERVICES GROUP                3          157
                                          ---------------------
    PROGRESSIVE                                 2          124
                                          ---------------------
    PROVIDIAN FINANCIAL*                        3           21
                                          ---------------------
    REGIONS FINANCIAL                           2           78
                                          ---------------------
    SAFECO                                      1           34
                                          ---------------------
    SOUTHTRUST                                  3           88
                                          ---------------------
    ST PAUL                                     2          105
                                          ---------------------
    STATE STREET                                3          164
                                          ---------------------
    STILWELL FINANCIAL                          2           51
                                          ---------------------
    SUNTRUST BANKS                              3          200
                                          ---------------------
    SYNOVUS FINANCIAL                           3           74
                                          ---------------------
    T ROWE PRICE GROUP                          1           46
                                          ---------------------
    TORCHMARK                                   1           49
                                          ---------------------
    UNION PLANTERS                              1           73
                                          ---------------------
    UNUMPROVIDENT                               3           72
                                          ---------------------
    US BANCORP                                 20          476
                                          ---------------------
    USA EDUCATION                               2          156
                                          ---------------------
    WACHOVIA                                   14          548
                                          ---------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    WASHINGTON MUTUAL                          10    $     383
                                          ---------------------
    WELLS FARGO                                18          916
                                          ---------------------
    XL CAPITAL, CL A                            1          113
                                          ---------------------
    ZIONS BANCORPORATION                        1           49
                                          ---------------------
    TOTAL FINANCIALS                                 $  19,379
---------------------------------------------------------------
    HEALTH CARE -- 14.2%

    ABBOTT LABORATORIES                        16          888
                                          ---------------------
    AETNA                                       2           72
                                          ---------------------
    ALLERGAN                                    1           84
                                          ---------------------
    AMERISOURCEBERGEN                           1           78
                                          ---------------------
    AMGEN*                                     11          583
                                          ---------------------
    APPLIED BIOSYSTEMS GROUP-- APPLERA          2           35
                                          ---------------------
    BAUSCH & LOMB                               1           23
                                          ---------------------
    BAXTER INTERNATIONAL                        6          352
                                          ---------------------
    BECTON DICKINSON                            3           93
                                          ---------------------
    BIOGEN*                                     1           63
                                          ---------------------
    BIOMET                                      3           73
                                          ---------------------
    BOSTON SCIENTIFIC*                          4           95
                                          ---------------------
    BRISTOL-MYERS SQUIBB                       20          587
                                          ---------------------
    CARDINAL HEALTH                             5          329
                                          ---------------------
    CHIRON*                                     2           73
                                          ---------------------
    CIGNA                                       2          166
                                          ---------------------
    CR BARD                                    --+          24
                                          ---------------------
    ELI LILLY                                  12          779
                                          ---------------------
    FOREST LABORATORIES*                        2          139
                                          ---------------------
    GENZYME*                                    2           82
                                          ---------------------
    GUIDANT*                                    3          113
                                          ---------------------
    HCA                                         5          237
                                          ---------------------
    HEALTH MANAGEMENT ASSOCIATES, CL A*         2           49
                                          ---------------------
    HEALTHSOUTH*                                3           47
                                          ---------------------
    HUMANA*                                     1           13
                                          ---------------------
    IMMUNEX*                                    5          144
                                          ---------------------
    JOHNSON & JOHNSON                          32        2,061
                                          ---------------------
    KING PHARMACEUTICALS*                       2           67
                                          ---------------------
    MANOR CARE*                                 1           20
                                          ---------------------
    MCKESSON                                    3          110
                                          ---------------------
    MEDIMMUNE*                                  3           89
                                          ---------------------
    MEDTRONIC                                  13          569
                                          ---------------------
    MERCK                                      26        1,422
                                          ---------------------
    PFIZER                                     66        2,403
                                          ---------------------
    PHARMACIA                                  14          566
                                          ---------------------
    QUINTILES TRANSNATIONAL*                    1           18
                                          ---------------------
    SCHERING-PLOUGH                            15          419
                                          ---------------------
    ST JUDE MEDICAL*                            1           70
                                          ---------------------
    STRYKER                                     2          102
                                          ---------------------
    TENET HEALTHCARE*                           3          251
                                          ---------------------
    UNITEDHEALTH GROUP                          3          294
                                          ---------------------
    WATSON PHARMACEUTICALS*                     1           20
                                          ---------------------
    WELLPOINT HEALTH NETWORKS*                  2          113
                                          ---------------------
April 30, 2002  /   ANNUAL REPORT

                                           EQUITY INDEX PORTFOLIO (CONTINUED) 73

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    WYETH                                      14    $     790
                                          ---------------------
    ZIMMER HOLDINGS*                            2           65
                                          ---------------------
    TOTAL HEALTH CARE                                $  14,670
---------------------------------------------------------------
    INDUSTRIALS -- 10.2%

    3M                                          4          520
                                          ---------------------
    ALLIED WASTE INDUSTRIES*                    2           23
                                          ---------------------
    AMERICAN POWER CONVERSION*                  3           32
                                          ---------------------
    AMR*                                        2           36
                                          ---------------------
    AUTOMATIC DATA PROCESSING                   7          332
                                          ---------------------
    AVERY DENNISON                              1           79
                                          ---------------------
    BOEING                                      9          395
                                          ---------------------
    BURLINGTON NORTHERN SANTA FE                4          107
                                          ---------------------
    CATERPILLAR                                 3          184
                                          ---------------------
    CENDANT*                                    9          170
                                          ---------------------
    CONCORD EFS*                                5          155
                                          ---------------------
    CONVERGYS*                                  2           47
                                          ---------------------
    COOPER INDUSTRIES                           1           40
                                          ---------------------
    CRANE                                       1           21
                                          ---------------------
    CSX                                         2           79
                                          ---------------------
    CUMMINS                                    --+          18
                                          ---------------------
    DANAHER                                     1          103
                                          ---------------------
    DEERE                                       2          100
                                          ---------------------
    DELTA AIR LINES                             1           33
                                          ---------------------
    DELUXE                                      1           28
                                          ---------------------
    DOVER                                       2           79
                                          ---------------------
    EATON                                       1           65
                                          ---------------------
    EMERSON ELECTRIC                            4          222
                                          ---------------------
    EQUIFAX                                     2           44
                                          ---------------------
    FEDEX*                                      3          148
                                          ---------------------
    FIRST DATA                                  4          302
                                          ---------------------
    FISERV*                                     2           80
                                          ---------------------
    FLUOR                                       1           31
                                          ---------------------
    GENERAL DYNAMICS                            2          194
                                          ---------------------
    GENERAL ELECTRIC                          105        3,311
                                          ---------------------
    GENUINE PARTS                               2           61
                                          ---------------------
    GOODRICH                                    1           32
                                          ---------------------
    H&R BLOCK                                   2           72
                                          ---------------------
    HONEYWELL INTERNATIONAL                     9          313
                                          ---------------------
    ILLINOIS TOOL WORKS                         3          220
                                          ---------------------
    IMS HEALTH                                  3           65
                                          ---------------------
    INGERSOLL-RAND                              2           75
                                          ---------------------
    ITT INDUSTRIES                              1           59
                                          ---------------------
    LOCKHEED MARTIN                             5          295
                                          ---------------------
    MCDERMOTT INTERNATIONAL*                   --+           3
                                          ---------------------
    MOLEX                                       2           62
                                          ---------------------
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    NAVISTAR INTERNATIONAL                      1    $      22
                                          ---------------------
    NORFOLK SOUTHERN                            4           81
                                          ---------------------
    NORTHROP GRUMMAN                            1          126
                                          ---------------------
    PACCAR                                      1           44
                                          ---------------------
    PALL                                        1           20
                                          ---------------------
    PARKER HANNIFIN                             1           58
                                          ---------------------
    PAYCHEX                                     4          135
                                          ---------------------
    PITNEY BOWES                                2          100
                                          ---------------------
    POWER-ONE*                                  1            6
                                          ---------------------
    RAYTHEON                                    4          151
                                          ---------------------
    ROBERT HALF INTERNATIONAL*                  2           45
                                          ---------------------
    ROCKWELL AUTOMATION                         2           41
                                          ---------------------
    ROCKWELL COLLINS                            2           45
                                          ---------------------
    RR DONNELLEY & SONS                         1           35
                                          ---------------------
    RYDER SYSTEM                               --+          11
                                          ---------------------
    SABRE HOLDINGS*                             1           56
                                          ---------------------
    SOUTHWEST AIRLINES                          7          130
                                          ---------------------
    TEXTRON                                     1           62
                                          ---------------------
    THOMAS & BETTS*                             1           13
                                          ---------------------
    TYCO INTERNATIONAL                         21          387
                                          ---------------------
    UNION PACIFIC                               2          136
                                          ---------------------
    UNITED TECHNOLOGIES                         5          355
                                          ---------------------
    US AIRWAYS GROUP*                           1            3
                                          ---------------------
    WASTE MANAGEMENT                            6          158
                                          ---------------------
    WORTHINGTON INDUSTRIES                     --+           4
                                          ---------------------
    WW GRAINGER                                 1           62
                                          ---------------------
    TOTAL INDUSTRIALS                                $  10,521
---------------------------------------------------------------
    INFORMATION TECHNOLOGY -- 15.0%

    ADC TELECOMMUNICATIONS*                     8           30
                                          ---------------------
    ADOBE SYSTEMS                               2           88
                                          ---------------------
    ADVANCED MICRO DEVICES*                     3           38
                                          ---------------------
    AGILENT TECHNOLOGIES*                       4          132
                                          ---------------------
    ALTERA*                                     4           80
                                          ---------------------
    ANALOG DEVICES*                             4          129
                                          ---------------------
    ANDREW*                                    --+           5
                                          ---------------------
    APPLE COMPUTER*                             4           88
                                          ---------------------
    APPLIED MATERIALS*                         17          407
                                          ---------------------
    APPLIED MICRO CIRCUITS*                     3           20
                                          ---------------------
    AUTODESK                                    1           25
                                          ---------------------
    AVAYA*                                      3           17
                                          ---------------------
    BMC SOFTWARE*                               3           38
                                          ---------------------
    BROADCOM, CL A*                             3           97
                                          ---------------------
    CIENA*                                      3           23
                                          ---------------------
    CISCO SYSTEMS*                             77        1,128
                                          ---------------------
    Citrix Systems*                             2           23
                                          ---------------------

                                               ANNUAL REPORT  /   April 30, 2002

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------

    COMPAQ COMPUTER                            17    $     168
                                          ---------------------
    COMPUTER ASSOCIATES INTERNATIONAL           6          107
                                          ---------------------
    COMPUTER SCIENCES*                          2           72
                                          ---------------------
    COMPUWARE*                                  4           27
                                          ---------------------
    COMVERSE TECHNOLOGY*                        2           18
                                          ---------------------
    CONEXANT SYSTEMS*                           2           24
                                          ---------------------
    CORNING*                                    9           58
                                          ---------------------
    DELL COMPUTER*                             27          723
                                          ---------------------
    ELECTRONIC DATA SYSTEMS                     5          273
                                          ---------------------
    EMC-MASS*                                  22          203
                                          ---------------------
    GATEWAY*                                    4           20
                                          ---------------------
    HEWLETT-PACKARD                            20          350
                                          ---------------------
    INTEL                                      71        2,028
                                          ---------------------
    INTERNATIONAL BUSINESS MACHINES            18        1,516
                                          ---------------------
    INTUIT*                                     2           78
                                          ---------------------
    JABIL CIRCUIT*                              2           39
                                          ---------------------
    JDS UNIPHASE*                              13           56
                                          ---------------------
    KLA-TENCOR*                                 2          106
                                          ---------------------
    LEXMARK INTERNATIONAL*                      1           72
                                          ---------------------
    LINEAR TECHNOLOGY                           3          122
                                          ---------------------
    LSI LOGIC*                                  3           43
                                          ---------------------
    LUCENT TECHNOLOGIES*                       34          155
                                          ---------------------
    MAXIM INTEGRATED PRODUCTS*                  3          157
                                          ---------------------
    MERCURY INTERACTIVE*                        1           34
                                          ---------------------
    MICRON TECHNOLOGY*                          6          149
                                          ---------------------
    MICROSOFT*                                 57        2,968
                                          ---------------------
    MILLIPORE*                                  1           21
                                          ---------------------
    MOTOROLA                                   23          361
                                          ---------------------
    NATIONAL SEMICONDUCTOR*                     2           59
                                          ---------------------
    NCR*                                        1           43
                                          ---------------------
    NETWORK APPLIANCE*                          3           55
                                          ---------------------
    NORTEL NETWORKS                            31          104
                                          ---------------------
    NOVELL*                                     3           12
                                          ---------------------
    NOVELLUS SYSTEMS*                           1           66
                                          ---------------------
    NVIDIA*                                     1           45
                                          ---------------------
    ORACLE*                                    58          582
                                          ---------------------
    PALM*                                       6           19
                                          ---------------------
    PARAMETRIC TECHNOLOGY*                      3           11
                                          ---------------------
    PEOPLESOFT*                                 3           64
                                          ---------------------
    PERKINELMER                                 1           13
                                          ---------------------
    PMC -- SIERRA*                              1           20
                                          ---------------------
    QLOGIC*                                     1           41
                                          ---------------------
    QUALCOMM*                                   8          244
                                          ---------------------
    RATIONAL SOFTWARE*                          2           28
                                          ---------------------
    SANMINA-SCI*                                5           47
                                          ---------------------
    SAPIENT*                                    2            7
                                          ---------------------
    SCIENTIFIC-ATLANTA                          2           32
                                          ---------------------
    SIEBEL SYSTEMS*                             5          119
                                          ---------------------
    SOLECTRON*                                  8           56
                                          ---------------------
    SUN MICROSYSTEMS*                          34          280
                                          ---------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    SYMBOL TECHNOLOGIES                         2    $      15
                                          ---------------------
    TEKTRONIX*                                  1           24
                                          ---------------------
    TELLABS*                                    4           34
                                          ---------------------
    TERADYNE*                                   2           56
                                          ---------------------
    TEXAS INSTRUMENTS                          18          567
                                          ---------------------
    THERMO ELECTRON*                            2           30
                                          ---------------------
    UNISYS*                                     3           44
                                          ---------------------
    VERITAS SOFTWARE*                           4          120
                                          ---------------------
    VITESSE SEMICONDUCTOR*                      2           10
                                          ---------------------
    WATERS*                                     1           34
                                          ---------------------
    XEROX*                                      6           57
                                          ---------------------
    XILINX*                                     3          121
                                          ---------------------
    YAHOO*                                      6           81
                                          ---------------------
    TOTAL INFORMATION TECHNOLOGY                     $  15,456
---------------------------------------------------------------
    MATERIALS -- 3.0%

    AIR PRODUCTS & CHEMICALS                    2          109
                                          ---------------------
    ALCAN                                       3          121
                                          ---------------------
    ALCOA                                       8          286
                                          ---------------------
    ALLEGHENY TECHNOLOGIES                      1           13
                                          ---------------------
    ASHLAND                                     1           25
                                          ---------------------
    BALL                                       --+           9
                                          ---------------------
    BARRICK GOLD                                5           94
                                          ---------------------
    BEMIS                                       1           30
                                          ---------------------
    BOISE CASCADE                               1           19
                                          ---------------------
    DOW CHEMICAL                                9          302
                                          ---------------------
    EASTMAN CHEMICAL                            1           40
                                          ---------------------
    ECOLAB                                      1           63
                                          ---------------------
    EI DU PONT DE NEMOURS                      11          481
                                          ---------------------
    ENGELHARD                                   1           34
                                          ---------------------
    FREEPORT-MCMORAN COPPER & GOLD,
    CL B*                                       2           32
                                          ---------------------
    GEORGIA-PACIFIC                             2           70
                                          ---------------------
    GREAT LAKES CHEMICAL                        1           15
                                          ---------------------
    HERCULES*                                   1           10
                                          ---------------------
    INCO*                                       2           38
                                          ---------------------
    INTERNATIONAL FLAVORS & FRAGRANCES          1           28
                                          ---------------------
    INTERNATIONAL PAPER                         5          211
                                          ---------------------
    LOUISIANA-PACIFIC*                          1           10
                                          ---------------------
    MASCO                                       4          120
                                          ---------------------
    MEADWESTVACO                                2           55
                                          ---------------------
    NEWMONT MINING                              4          107
                                          ---------------------
    NUCOR                                       1           45
                                          ---------------------
    PACTIV*                                     1           26
                                          ---------------------
    PHELPS DODGE*                               1           32
                                          ---------------------
    PLACER DOME                                 3           33
                                          ---------------------
    PLUM CREEK TIMBER                           2           53
                                          ---------------------
    PPG INDUSTRIES                              2           83
                                          ---------------------
    Praxair                                     2           89
                                          ---------------------

April 30, 2002  /   ANNUAL REPORT

                                           EQUITY INDEX PORTFOLIO (CONCLUDED) 75

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    ROHM & HAAS                                 2    $      80
                                          ---------------------
    SEALED AIR*                                 1           39
                                          ---------------------
    SHERWIN-WILLIAMS                            2           59
                                          ---------------------
    SIGMA-ALDRICH                               1           36
                                          ---------------------
    TEMPLE-INLAND                              --+          24
                                          ---------------------
    UNITED STATES STEEL                         1           16
                                          ---------------------
    VULCAN MATERIALS                            1           41
                                          ---------------------
    WEYERHAEUSER                                2          131
                                          ---------------------
    TOTAL MATERIALS                                  $   3,109
---------------------------------------------------------------
    TELECOMMUNICATION SERVICES -- 4.1%

    ALLTEL                                      3          150
                                          ---------------------
    AT&T                                       37          491
                                          ---------------------
    AT&T WIRELESS SERVICES*                    28          254
                                          ---------------------
    BELLSOUTH                                  20          601
                                          ---------------------
    CENTURYTEL                                  2           42
                                          ---------------------
    CITIZENS COMMUNICATIONS*                    3           24
                                          ---------------------
    NEXTEL COMMUNICATIONS, CL A*                7           41
                                          ---------------------
    QWEST COMMUNICATIONS INTERNATIONAL         16           81
                                          ---------------------
    SBC COMMUNICATIONS                         35        1,095
                                          ---------------------
    SPRINT (FON GROUP)                          9          136
                                          ---------------------
    SPRINT (PCS GROUP)*                         9          102
                                          ---------------------
    VERIZON COMMUNICATIONS                     29        1,143
                                          ---------------------
    WORLDCOM -- WORLDCOM GROUP*                28           68
                                          ---------------------
    TOTAL TELECOMMUNICATION SERVICES                 $   4,228
---------------------------------------------------------------
    UTILITIES -- 3.1%

    AES*                                        5           38
                                          ---------------------
    ALLEGHENY ENERGY                            1           42
                                          ---------------------
    AMEREN                                      1           57
                                          ---------------------
    AMERICAN ELECTRIC POWER                     3          150
                                          ---------------------
    CALPINE*                                    3           30
                                          ---------------------
    CINERGY                                     2           55
                                          ---------------------
    CMS ENERGY                                  1           19
                                          ---------------------
    CONSOLIDATED EDISON                         2           99
                                          ---------------------
    CONSTELLATION ENERGY GROUP                  2           53
                                          ---------------------
    DOMINION RESOURCES                          3          183
                                          ---------------------
    DTE ENERGY                                  1           66
                                          ---------------------
    DUKE ENERGY                                 9          334
                                          ---------------------
    DYNEGY, CL A                                3           54
                                          ---------------------
    EDISON INTERNATIONAL*                       3           63
                                          ---------------------
    EL PASO                                     5          195
                                          ---------------------
    ENTERGY                                     2          101
                                          ---------------------
    EXELON                                      3          169
                                          ---------------------
    FIRSTENERGY                                 3          108
                                          ---------------------
    FPL GROUP                                   2          112
                                          ---------------------
    KEYSPAN                                     1           46
                                          ---------------------
    KINDER MORGAN                               1           53
                                          ---------------------
    MIRANT*                                     4           50
                                          ---------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    NICOR                                       1    $      25
                                          ---------------------
    NISOURCE                                    2           49
                                          ---------------------
    PEOPLES ENERGY                             --+           4
                                          ---------------------
    PG&E*                                       4           87
                                          ---------------------
    PINNACLE WEST CAPITAL                       1           39
                                          ---------------------
    PPL                                         1           46
                                          ---------------------
    PROGRESS ENERGY                             2          100
                                          ---------------------
    PROGRESS ENERGY*                            1           --+
                                          ---------------------
    PUBLIC SERVICE ENTERPRISE GROUP             2          102
                                          ---------------------
    RELIANT ENERGY                              3           75
                                          ---------------------
    SEMPRA ENERGY                               2           51
                                          ---------------------
    SOUTHERN                                    7          207
                                          ---------------------
    TECO ENERGY                                 1           36
                                          ---------------------
    TXU                                         3          136
                                          ---------------------
    WILLIAMS                                    5           92
                                          ---------------------
    XCEL ENERGY                                 3           82
                                          ---------------------
    TOTAL UTILITIES                                  $   3,208
---------------------------------------------------------------
TOTAL COMMON STOCK
(COST $118,769)                                      $ 101,426
---------------------------------------------------------------
RIGHTS -- 0.0%

    SEAGATE ESCROW SECURITY*^                   2            1
                                          ---------------------
TOTAL RIGHTS
(COST $--+)                                          $       1
---------------------------------------------------------------
REGISTERED INVESTMENT COMPANIES -- 0.5%

    SPDR TRUST, SER 1                           5          540
                                          ---------------------
TOTAL REGISTERED INVESTMENT COMPANIES
(COST $545)                                          $     540
---------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 0.8%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [traingle omitted]    787          787
                                          ---------------------
TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $787)                                          $     787
---------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
(COST $120,101)                                      $ 102,754
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 0.4%              $     442
---------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 103,196
---------------------------------------------------------------

*  Non-income producing security

^ Security is fair valued as determined under procedures established by the Board of Trustees.

[triangle omittd] This money market portfolio is advised by Allied Investment
   Advisors, Inc. who also serves as adviser of this portfolio.

+  Amount rounds to less than one
   thousand.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

76       EQUITY PORTFOLIOS

BLUE CHIP EQUITY Portfolio

[Allen J. Ashcroft, Jr. Photo Omitted]

ALLEN J. ASHCROFT, JR.

CO-PORTFOLIO MANAGER

ALLEN J. ASHCROFT, JR. IS
CO-MANAGER, WITH MR. RANDALL,
OF THE BLUE CHIP EQUITY
PORTFOLIO AND EQUITY INCOME
PORTFOLIO, AND IS CO-MANAGER
OF ANOTHER ARK FUNDS
PORTFOLIO. HE HAS BEEN A
PRINCIPAL OF AIA AND PORTFOLIO
MANAGER SINCE 1996 AND A VICE
PRESIDENT OF ALLFIRST TRUST
SINCE 1995. MR. ASHCROFT HAS
MORE THAN 19 YEARS OF
EXPERIENCE IN INVESTMENT
RESEARCH AND EQUITY ANALYSIS.


[Clyde L. Randall II, CFA Photo Omitted]

CLYDE L. RANDALL II, CFA

CO-PORTFOLIO MANAGER

CLYDE L. RANDALL II IS
CO-MANAGER, WITH MR. ASHCROFT,
OF THE EQUITY INCOME PORTFOLIO
AND BLUE CHIP EQUITY
PORTFOLIO, AND IS CO-MANAGER
OF ANOTHER ARK FUNDS
PORTFOLIO. MR. RANDALL HAS
BEEN A PRINCIPAL OF AIA AND
PORTFOLIO MANAGER SINCE 1996
AND A VICE PRESIDENT OF
ALLFIRST TRUST SINCE 1995. HE
HAS MORE THAN 13 YEARS OF
EXPERIENCE IN INVESTMENT
RESEARCH AND EQUITY ANALYSIS,
AND IS A CHARTERED FINANCIAL
ANALYST.



Management Discussion and Analysis

      The ARK Blue Chip Equity Portfolio continues to focus on investments in large-cap franchise companies while staying competitive with the S&P 500 Index. We remain committed to our strategy of diversifying the Portfolio so that it has representation in each major market sector. Our investment style of concentrating on a limited number of well-managed companies, with a long-term horizon, has not wavered even in the recent unpleasant market environment.

      From an investment standpoint, this was the most challenging fiscal year in decades. The information technology industry continued to suffer from its addiction to growth from the late nineties. We witnessed a collapse in the dot com arena, and a breakdown with any equity affiliated with the telecommunication industry. After a decade of unprecedented growth, the economy struggled and finally slipped into a recession. If that wasn't enough, on September 11 terrorists successfully carried out acts of terror in New York and Washington, killing thousands of innocent civilians. We responded to these terrorists acts by declaring war on the Taliban, who harbored the al-Qaida terrorist network that was responsible for these vicious and callous attacks. In summary, we've survived a collapse, a breakdown, a recession, an attack, and a war -- we'd say it was a challenging year.

      The equity market has now been in a "bear" market for two years. Equities haven't seen this type of sell-off since the 1973-74 bear market. That period experienced double digit inflation and interest rates, the ending of an unpopular war, and a resignation of a President. One can see how strategists are comparing today with that difficult era. In the last year money has gravitated out of large capitalization companies and into small- to mid-cap equities. We've tried to respond to this exodus by lowering our overall mean market capitalization, while seeking to meet Portfolio objectives by investing primarily in companies with a market capitalization in excess of $5 billion. The Dow Jones Industrial Average peaked last May at 11,350 and hit its low point in September at 8,235 shortly after the markets reopened after the terrorist attacks. Our markets have withstood several setbacks in the past, but have always been resilient, and we expect a similar response in the future. Given the strong first quarter Gross Domestic Product release, it appears that our economy may already be on the road to recovery.

      This year's largest contributors to the Portfolio were Procter and Gamble, Pepsi, and Kraft. Each of these positions appreciated over 30% in our fiscal year. These companies all hail from the consumer staple sector, which by nature is a defensive group, and tends to outperform market indices in an uncertain environment. Our recent economic recession was industrial- and technology-driven. One theme that was a constant throughout this recession was that the consumer continued to spend, which may be why the consumer stocks outperformed in this tough period. The Portfolio was negatively impacted by equities in the information technology and telecommunication sectors, and by companies where alleged improprieties were under investigation. Dynegy, Corning, and Sun Microsystems were the year's worst performers. Dynegy fell on concerns of market manipulation, while Corning and Sun continued to lower earnings guidance due to pronounced weakness in their sectors.

      Looking forward, we are cautiously optimistic on the equity markets. Two years of market declines have succeeded in reducing excess valuations that now appear to be stabilizing at more appropriate levels. Investor concerns continue regarding Mid East tensions and a further threat of another terrorist attack, but we appear to be dealing with the uncertainty. This past year has certainly been a challenge; however, we continue to look for investments in solid, well-managed companies that have the potential to drive future equity performance.


April 30, 2002  /   ANNUAL REPORT

                                                   BLUE CHIP EQUITY PORTFOLIO 77

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

            Blue Chip
             Equity                         Lipper
           Portfolio,       S&P 500        Large-Cap
          Institutional    Composite      Core Funds
          Class Shares       Index      Classification
4/30/96      100,000        100,000         100,000
APRIL 97     124,411        125,122         119,070
APRIL 98     173,351        176,476         164,186
APRIL 99     209,878        215,001         191,917
APRIL 00     252,803        236,770         214,640
APRIL 01     219,433        206,071         187,102
APRIL 02     176,899        180,081         160,795


CLASS A SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

            Blue Chip      Blue Chip
             Equity         Equity                         Lipper
           Portfolio,     Portfolio,        S&P 500       Large-Cap
             Class A    Class A Shares     Composite     Core Funds
             Shares*      with load*         Index     Classification
5/31/96      10,000          9,525          10,000         10,000
APRIL 97     12,451         11,864          12,512         11,907
APRIL 98     17,299         16,483          17,648         16,419
APRIL 99     20,925         19,938          21,500         19,192
APRIL 00     25,171         23,984          23,677         21,464
APRIL 01     21,832         20,802          20,607         18,710
APRIL 02     17,579         16,750          18,008         16,080


CLASS B SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

            Blue Chip
        Equity Portfolio                    Lipper
         Class B Shares     S&P 500        Large-Cap
            with and       Composite      Core Funds
          without CDSC*      Index      Classification
4/30/96      10,000         10,000          10,000
APRIL 97     12,276         12,512          11,907
APRIL 98     16,914         17,648          16,419
APRIL 99     20,702         21,500          19,192
APRIL 00     24,715         23,677          21,464
APRIL 01     21,274         20,607          18,710
APRIL 02     17,008         18,008          16,080

--------------------------------------------------------------------------------
                                                                  LIPPER
                        INST' L                      S&P 500     LARGE-CAP
                         CLASS   CLASS A*  CLASS B* COMPOSITE    CORE FUNDS
                        SHARES   SHARES    SHARES     INDEX    CLASSIFICATION
--------------------------------------------------------------------------------
One year total return  -19.38%   -19.48%   -20.05%   -12.61%       -14.06%
--------------------------------------------------------------------------------
One year total return
with load                --      -23.30%   -24.05%     --             --
--------------------------------------------------------------------------------
Annualized three year
total return            -5.54%    -5.64%    -6.34%    -5.74%        -5.94%
--------------------------------------------------------------------------------
Annualized three year
total return with load   --       -7.17%    -7.25%     --             --
--------------------------------------------------------------------------------
Annualized five year
total return             7.29%     7.14%     6.74%     7.55%         5.85%
--------------------------------------------------------------------------------
Annualized five year
total return with load   --        6.10%     6.43%     --             --
--------------------------------------------------------------------------------
Annualized total return
inception to date       10.05%     9.92%     9.32%     --             --
--------------------------------------------------------------------------------
Annualized total return
inception to date
with load                --        9.04%     9.32%     --             --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning April 1, 1996. Class A Shares were offered beginning May 16, 1996. Performance for the Class A Shares with load reflects the deduction of the 4.75% sales charge. Class B Shares were offered beginning July 31, 1998. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge
  (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

* Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

                                                  ANNUAL REPORT / April 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

20% INFORMATION TECHNOLOGY
19% FINANCIALS
14% HEALTH CARE
11% CONSUMER STAPLES
10% INDUSTRIALS
 9% CONSUMER DISCRETIONARY
 6% ENERGY
 4% TELECOMMUNICATION SERVICES
 3% MATERIALS
 3% RELATED MONEY MARKET PORTFOLIO
 1% UTILITIES

Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
COMMON STOCK -- 96.0%

    CONSUMER DISCRETIONARY -- 9.1%

    AOL TIME WARNER*                          265    $   5,040
                                          ---------------------
    HOME DEPOT                                175        8,115
                                          ---------------------
    INTERPUBLIC GROUP                         150        4,632
                                          ---------------------
    WAL-MART STORES                           130        7,262
                                          ---------------------
    TOTAL CONSUMER DISCRETIONARY                     $  25,049
---------------------------------------------------------------
    CONSUMER STAPLES -- 10.6%

    CVS                                       200        6,696
                                          ---------------------
    KRAFT FOODS, CL A                         200        8,208
                                          ---------------------
    PEPSICO                                   150        7,785
                                          ---------------------
    PROCTER & GAMBLE                           70        6,318
                                          ---------------------
    TOTAL CONSUMER STAPLES                           $  29,007
---------------------------------------------------------------

    ENERGY -- 6.3%

    EXXON MOBIL                               200        8,034
                                          ---------------------
    WEATHERFORD INTERNATIONAL*                185        9,226
                                          ---------------------
    TOTAL ENERGY                                     $  17,260
---------------------------------------------------------------

    FINANCIALS -- 19.0%

    AMERICAN EXPRESS                          135        5,536
                                          ---------------------
    AMERICAN INTERNATIONAL GROUP              110        7,603
                                          ---------------------
    CITIGROUP                                 185        8,011
                                          ---------------------
    FLEETBOSTON FINANCIAL                     220        7,766
                                          ---------------------
    JP MORGAN CHASE                           225        7,898
                                          ---------------------
    MORGAN STANLEY DEAN WITTER                135        6,442
                                          ---------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    WELLS FARGO                               175    $   8,951
                                          ---------------------
    TOTAL FINANCIALS                                 $  52,207
---------------------------------------------------------------

    HEALTH CARE -- 13.5%

    ABBOTT LABORATORIES                       150        8,092
                                          ---------------------
    ELI LILLY                                  55        3,633
                                          ---------------------
    GENENTECH*                                125        4,437
                                          ---------------------
    GUIDANT*                                  150        5,640
                                          ---------------------
    PFIZER                                    230        8,361
                                          ---------------------
    WYETH                                     120        6,840
                                          ---------------------
    TOTAL HEALTH CARE                                $  37,003
---------------------------------------------------------------
    INDUSTRIALS -- 10.0%

    DOVER                                     185        6,893
                                          ---------------------
    GENERAL ELECTRIC                          240        7,572
                                          ---------------------
    TYCO INTERNATIONAL                        225        4,152
                                          ---------------------
    UNITED TECHNOLOGIES                       125        8,771
                                          ---------------------
    TOTAL INDUSTRIALS                                $  27,388
---------------------------------------------------------------
    INFORMATION TECHNOLOGY -- 19.6%

    AGILENT TECHNOLOGIES*                     150        4,507
                                          ---------------------
    CADENCE DESIGN SYSTEMS*                   138        2,822
                                          ---------------------
    CELESTICA*                                130        3,601
                                          ---------------------
    CISCO SYSTEMS*                            215        3,150
                                          ---------------------
    CORNING*                                  600        4,014
                                          ---------------------
    FLEXTRONICS INTERNATIONAL*                175        2,424
                                          ---------------------
    INTERNATIONAL BUSINESS MACHINES            50        4,188
                                          ---------------------
    JABIL CIRCUIT*                            215        4,388
                                          ---------------------
    KONINKLIJKE PHILIPS ELECTRONICS           160        4,962
                                          ---------------------
    MICROSOFT*                                100        5,226
                                          ---------------------
    MOTOROLA                                  250        3,850
                                          ---------------------
    SUN MICROSYSTEMS*                         325        2,658
                                          ---------------------
    TEXAS INSTRUMENTS                         150        4,640
                                          ---------------------
    VERITAS SOFTWARE*                         115        3,259
                                          ---------------------
    TOTAL INFORMATION TECHNOLOGY                     $  53,689
---------------------------------------------------------------
    MATERIALS -- 3.1%

    ALCOA                                     250        8,507
                                          ---------------------
    TOTAL MATERIALS                                  $   8,507
---------------------------------------------------------------
    TELECOMMUNICATION SERVICES -- 3.7%

    BELLSOUTH                                 165        5,008
                                          ---------------------
    SBC COMMUNICATIONS                        165        5,125
                                          ---------------------
    TOTAL TELECOMMUNICATION SERVICES                 $  10,133
---------------------------------------------------------------
    UTILITIES -- 1.1%

    DYNEGY, CL A                              165        2,970
                                          ---------------------
    TOTAL UTILITIES                                  $   2,970
---------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                       BLUE CHIP EQUITY PORTFOLIO (CONCLUDED) 79

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
TOTAL COMMON STOCK
(COST $273,730)                                      $ 263,213
---------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 2.4%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [TRIANGLE OMITTED]  6,583    $   6,583
                                          ---------------------
TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $6,583)                                        $   6,583
---------------------------------------------------------------
TOTAL INVESTMENTS -- 98.4%
(COST $280,313)                                      $ 269,796
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 1.6%              $   4,462
---------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 274,258
---------------------------------------------------------------

*  Non-income producing security

[triangle omitted] This money market portfolio is advised by Allied Investment
   Advisors, Inc. who also serves as adviser of this portfolio.
   Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

80       EQUITY PORTFOLIOS

CAPITAL GROWTH PORTFOLIO


[Thomas D. DeHudy Photo Omitted]

THOMAS D. DEHUDY

PORTFOLIO MANAGER

THOMAS D. DEHUDY IS MANAGER OF
THE CAPITAL GROWTH PORTFOLIO.
MR. DEHUDY HAS BEEN A
PRINCIPAL OF AIA SINCE JANUARY
2001. MR. DEHUDY IS ALSO AN
EQUITY ANALYST AND PROVIDES
RESEARCH COVERAGE FOR THE
TECHNOLOGY SECTOR AND SELECTED
CONSUMER CYCLICAL AREAS. HE
JOINED AIA FROM LORD ABBETT &
COMPANY, WHERE HE HAD BEEN A
SENIOR EQUITY ANALYST SINCE
1999. MR. DEHUDY HAS MORE THAN
19 YEARS OF EXPERIENCE IN
INVESTMENT RESEARCH, AND IS A
CHARTERED FINANCIAL ANALYST.



Management Discussion and Analysis

      The performance of the ARK Capital Growth Portfolio over the past 12 months was disappointing. A year ago, we began positioning the Portfolio for a rebound in economic activity. This strategy proved to be premature, because of both the extended unwinding of financial excesses from the late 1990s and the unexpected impact of September 11. In some cases, the fundamentals of "recession resistant" companies crumbled (e.g., AOL-Time Warner -- down over 60% during FY 02; and TMP Worldwide -- down over 40%). In other cases, company fundamentals came through relatively well, but concerns over balance sheet issues (e.g., Sprint PCS -- down 60%) or financial reporting (e.g., Computer Associates -- down 50%) caused collapses in stock prices. In prior stock market downturns, purchasing companies with operating or financial leverage was rewarded through outperformance. Over the last few quarters, this strategy was punished.

      While buoyant consumer spending has kept the economy out of severe recession, a rise in capital spending is necessary to generate more robust and stable economic growth. Currently, corporate managers are waiting for a sustained upturn in profitability before increasing capital spending. This lag in capital spending may be the primary cause of the recent stock market malaise (particularly in the information technology sector). Lingering lay-offs in the information technology sector also suggest that an upturn in technology spending still is a future event. Despite the uncertain economic conditions, we remain optimistic about long-term growth prospects. First quarter productivity numbers (+8.6% annual rate of increase) suggest that both corporate profitability and the standard of living for consumers are apt to rise sharply if economic growth can stabilize in the 3%+ range. With productivity growth high, and inflation rates low, we believe that the long-term backdrop for equity investing is promising.

      Portfolio composition reflects a belief in core economic principles. We emphasize areas where underlying trends support profit growth. Specifically, we focus on three themes: 1) consolidating industries; 2) outsourcing; and 3) changing business models. Collectively, stocks representing these themes account for almost one-half of Portfolio holdings. Fundamentally, we are looking for companies that can either profitably gain market share or generate rising returns from existing assets. Examples of the former characteristic are homebuilders, casual dining restaurants, and semiconductor foundries. Office supply retailers and selected software companies are examples of the latter characteristic. We have held some of the stocks representing these themes for some time; other stocks have been added recently as a means of both building on the themes and enhancing diversification. New additions include Cardinal Health, Express Scripts, and Taiwan Semiconductor. We have weeded out stocks that we feel may have more than short-term problems in an effort to insulate the Portfolio from unexpected surprises.

      After visiting recently with numerous technology company management teams, we remain convinced that innovation and invention will continue to support rising standards of living. Productivity is the key to long-term improvement in economic conditions. Eventually, we feel that these powerful dynamics should generate a resumption of economic growth and an increase in stock market values.


April 30, 2002  /   ANNUAL REPORT

                                                     CAPITAL GROWTH PORTFOLIO 81

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

             Capital
             Growth                         Lipper
           Portfolio,       S&P 500        Large-Cap
          Institutional    Composite     Growth Funds
          Class Shares       Index      Classification
7/31/93      100,000        100,000         100,000
APRIL 94     102,868        102,668         104,100
APRIL 95     106,216        120,571         116,072
APRIL 96     131,306        156,967         152,043
APRIL 97     148,985        196,400         174,895
APRIL 98     216,312        277,008         247,179
APRIL 99     280,155        337,479         307,738
APRIL 00     424,044        371,650         396,551
APRIL 01     337,867        323,462         291,108
APRIL 02     248,041        282,667         231,897


CLASS A SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

             Capital        Capital
             Growth         Growth                         Lipper
           Portfolio,     Portfolio,        S&P 500       Large-Cap
             Class A    Class A Shares     Composite    Growth Funds
             Shares*      with load*         Index     Classification
3/31/94      10,000          9,525          10,000         10,000
APRIL 94     10,215          9,731          10,267         10,410
APRIL 95     10,495          9,997          12,057         11,607
APRIL 96     12,934         12,320          15,697         15,204
APRIL 97     14,665         13,970          19,640         17,490
APRIL 98     21,251         20,243          27,701         24,718
APRIL 99     27,485         26,181          33,748         30,774
APRIL 00     41,535         39,565          37,165         39,655
APRIL 01     33,074         31,505          32,346         29,111
ARPIL 02     24,263         23,112          28,267         23,190


CLASS B SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

         Capital Growth
           Portfolio,                       Lipper
         Class B Shares     S&P 500        Large-Cap
            with and       Composite     Growth Funds
          without CDSC*      Index      Classification
7/31/93      10,000         10,000          10,000
APRIL 94     10,206         10,267          10,410
APRIL 95     10,430         12,057          11,602
APRIL 96     12,679         15,697          15,204
APRIL 97     14,196         19,640          17,490
APRIL 98     20,397         27,701          24,718
APRIL 99     25,777         33,748          30,774
APRIL 00     38,674         37,165          29,655
APRIL 01     30,559         32,346          29,111
APRIL 02     22,250         28,267          23,190

--------------------------------------------------------------------------------
                                                                      LIPPER
                        INST' L                        S&P 500      LARGE-CAP
                         CLASS   CLASS A*  CLASS B*  COMPOSITE    GROWTH FUNDS
                        SHARES    SHARES    SHARES     INDEX     CLASSIFICATION
--------------------------------------------------------------------------------
One year total return   -26.59%   -26.64%   -27.19%    -12.61%       -20.34%
--------------------------------------------------------------------------------
One year total return
with load                  --     -30.12%   -30.83%       --            --
--------------------------------------------------------------------------------
Annualized three year
total return             -3.98%    -4.07%   -4.79%      -5.74%        -9.40%
--------------------------------------------------------------------------------
Annualized three year
total return with load     --      -5.62%   -5.60%        --            --
--------------------------------------------------------------------------------
Annualized five year
total return             10.73%    10.59%    9.40%       7.55%         5.17%
--------------------------------------------------------------------------------
Annualized five year
total return with load     --       9.53%    9.12%        --            --
--------------------------------------------------------------------------------
Annualized total return
inception to date        10.86%    10.57%    9.49%        --            --
--------------------------------------------------------------------------------
Annualized total return
inception to date
with load                  --       9.97%    9.49%        --            --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning July 16, 1993. Class A Shares were offered beginning March 9, 1994. Performance for the Class A Shares with load reflects the deduction of the 4.75% sales charge. Class B Shares were offered beginning September 14, 1998. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

* Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


                                                  ANNUAL REPORT / April 30, 2002

 [Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

 30% CONSUMER DISCRETIONARY
 26% HEALTH CARE
 19% INFORMATION TECHNOLOGY
 13% FINANCIALS
 13% FINANCIALS
  3% ENERGY
  3% CONSUMER STAPLES
  3% INDUSTRIALS
  3% TELECOMMUNICATION SERVICES

Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
COMMON STOCK -- 96.6%

    CONSUMER DISCRETIONARY -- 29.2%

    BEST BUY*                                  50    $   3,717
                                          ---------------------
    BRINKER INTERNATIONAL*                    175        6,027
                                          ---------------------
    CENTEX                                     30        1,689
                                          ---------------------
    DARDEN RESTAURANTS                        150        5,985
                                          ---------------------
    DR HORTON                                 188        4,837
                                          ---------------------
    LEAR*                                     100        5,141
                                          ---------------------
    LENNAR                                     50        2,777
                                          ---------------------
    MAGNA INTERNATIONAL, CL A                  75        5,542
                                          ---------------------
    NVR*                                        8        2,958
                                          ---------------------
    RUBY TUESDAY                              125        3,140
                                          ---------------------
    STAPLES*                                  250        4,993
                                          ---------------------
    TOLL BROTHERS*                            175        5,206
                                          ---------------------
    XM SATELLITE RADIO HOLDINGS*              150        1,727
                                          ---------------------
    TOTAL CONSUMER DISCRETIONARY                     $  53,739
---------------------------------------------------------------

    CONSUMER STAPLES -- 2.9%

    CONAGRA FOODS                             120        2,940
---------------------------------------------------------------
    CVS                                        75        2,511
                                          ---------------------
    TOTAL CONSUMER STAPLES                           $   5,451
---------------------------------------------------------------
    ENERGY -- 3.1%

    NABORS INDUSTRIES*                         50        2,277
                                          ---------------------
    SMITH INTERNATIONAL*                       50        3,503

    TOTAL ENERGY                                     $   5,780
---------------------------------------------------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    FINANCIALS -- 12.5%

    AMERICAN EXPRESS                           50    $   2,050
                                          ---------------------
    CITIGROUP                                  80        3,464
                                          ---------------------
    FANNIE MAE                                 95        7,498
                                          ---------------------
    FREDDIE MAC                               110        7,189
                                          ---------------------
    PRINCIPAL FINANCIAL GROUP*                100        2,780
                                          ---------------------
    TOTAL FINANCIALS                                 $  22,981
---------------------------------------------------------------
    HEALTH CARE -- 25.2%

    ABBOTT LABORATORIES                        75        4,046
                                          ---------------------
    BAXTER INTERNATIONAL                      120        6,828
                                          ---------------------
    CARDINAL HEALTH                            45        3,116
                                          ---------------------
    ELI LILLY                                  50        3,303
                                          ---------------------
    EXPRESS SCRIPTS*                           45        2,844
                                          ---------------------
    FOREST LABORATORIES*                       60        4,628
                                          ---------------------
    GENVEC*                                   150          455
                                          ---------------------
    JOHNSON & JOHNSON                         130        8,302
                                          ---------------------
    PFIZER                                    100        3,635
                                          ---------------------
    TENET HEALTHCARE*                          75        5,503
                                          ---------------------
    WELLPOINT HEALTH NETWORKS*                 50        3,754
                                          ---------------------
    TOTAL HEALTH CARE                                $  46,414
---------------------------------------------------------------
    INDUSTRIALS -- 2.8%

    GENERAL ELECTRIC                           75        2,366
                                          ---------------------
    TYCO INTERNATIONAL                        150        2,768
                                          ---------------------
    TOTAL INDUSTRIALS                                $   5,134
---------------------------------------------------------------
    INFORMATION TECHNOLOGY -- 18.6%

    CACI INTERNATIONAL, CL A*                  50        1,509
                                          ---------------------
    CADENCE DESIGN SYSTEMS*                   225        4,608
                                          ---------------------
    CELESTICA*                                 50        1,385
                                          ---------------------
    COMPUTER ASSOCIATES INTERNATIONAL         225        4,185
                                          ---------------------
    FLEXTRONICS INTERNATIONAL*                175        2,424
                                          ---------------------
    FREEMARKETS*                              200        3,552
                                          ---------------------
    INTERSIL, CL A*                            75        2,014
                                          ---------------------
    MENTOR GRAPHICS*                          150        2,895
                                          ---------------------
    MICRON TECHNOLOGY*                        100        2,370
                                          ---------------------
    PARAMETRIC TECHNOLOGY*                    400        1,616
                                          ---------------------
    RIVERSTONE NETWORKS*                      200          940
                                          ---------------------
    SYMANTEC*                                  80        2,833
                                          ---------------------
    TAIWAN SEMICONDUCTOR
    MANUFACTURING, ADR*                       125        2,212
                                          ---------------------
    WESTERN DIGITAL*                          275        1,702
                                          ---------------------
    TOTAL INFORMATION TECHNOLOGY                     $  34,245
---------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                         CAPITAL GROWTH PORTFOLIO (CONCLUDED) 83

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    TELECOMMUNICATION SERVICES -- 2.3%

    SPRINT (PCS GROUP)*                       375    $   4,204
                                          ---------------------
    TOTAL TELECOMMUNICATION SERVICES                 $   4,204
---------------------------------------------------------------
TOTAL COMMON STOCK
(COST $177,243)                                      $ 177,948
---------------------------------------------------------------
TOTAL INVESTMENTS -- 96.6%
(COST $177,243)                                      $ 177,948
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 3.4%              $   6,200
---------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                           $ 184,148
---------------------------------------------------------------

*  Non-income producing security
   ADR -- American Depositary Receipt
   Cl -- Class

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

84       EQUITY PORTFOLIOS

MID-CAP EQUITY Portfolio


[David G. Robertson, CFA Photo Omitted]

DAVID G. ROBERTSON, CFA

PORTFOLIO MANAGER

DAVID G. ROBERTSON IS MANAGER
OF THE MID-CAP EQUITY
PORTFOLIO. MR. ROBERTSON HAS
BEEN A VICE PRESIDENT OF AIA
SINCE NOVEMBER 2000. HE IS
ALSO AN EQUITY ANALYST. HE
JOINED AIA FROM BLACKROCK,
WHERE HE HAD BEEN AN
INVESTMENT MANAGER SINCE 1996.
MR. ROBERTSON HAS MORE THAN 12
YEARS OF EXPERIENCE IN THE
INVESTMENT INDUSTRY.


Management Discussion and Analysis

      The ARK Mid-Cap Equity Portfolio outperformed its Lipper peer group, but because of the size of its holdings and its greater orientation to growth, the Portfolio underperformed the S&P 400 Mid-Cap Index for the year. Size and style continue to be the dominant determinants of performance as mid-cap stocks, in general, enjoyed significantly better performance than the large-cap stocks.

      The past year in the stock market was characterized by massive waves of investor sentiment ranging from ebullience to despair. While a number of cross currents appeared to complicate navigation, the main currents became clear: There has been, and continues to be, a fundamental re-evaluation of risk and reward with the markets favoring sustainable growth, cash flow generation, solid balance sheets, and conservative accounting. These characteristics are certainly not new to investing, but they are receiving increased scrutiny. Management teams that do not appreciate this are seeing their stocks severely penalized.

      Although stock selection for the year dragged performance down, there were some highlights that should bode well for future performance. By far the greatest negative contribution to stock selection was a number of utility and independent power producer stocks that were hurt by the confluence of an unseasonably warm winter and low economic growth, but were especially hurt by the additional issues of accounting concerns and credit downgrades following Enron's bankruptcy. In addition, Edison Schools stock sold off significantly after the Philadelphia school contract came in below expectations. On the positive side, however, three of the top ten contributing stocks, Sensormatic Electronics, Orion Power Holdings, and Trigon Heathcare each were acquired at meaningful premiums. Due to the size and growth prospects of many mid-cap stocks, we would expect to see more acquisitions in this group in the future. Finally, Owens-Illinois and Crown Cork & Seal were two of the top three contributing stocks, which is interesting in that these stocks are often overlooked, or even systematically excluded, by other investment processes.

      Looking forward, we expect the waters to remain choppy, at least in the near term. While the economy is recovering, we have not yet seen the clear rebound in capital spending that will be needed to sustain meaningful market moves. In addition, we expect it will take time and perhaps involve legislation to work through the excesses of the late 90s in terms of better accounting transparency and better corporate governance.


April 30, 2002  /   ANNUAL REPORT

                                                     MID-CAP EQUITY PORTFOLIO 85

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

             Mid-Cap
             Equity                         Lipper
           Portfolio,       S&P 400         Mid-Cap
          Institutional     Mid-Cap      Growth Funds
          Class Shares       Index      Classification
11/30/96     100,000        100,000         100,000
APRIL 97     100,669        101,185          89,690
APRIL 98     147,899        149,629         129,736
APRIL 99     160,850        159,233         136,547
APRIL 00     223,419        196,627         227,965
APRIL 01     208,776        210,518         175,328
APRIL 02     199,912        224,367         147,609


CLASS A SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

             Mid-Cap        Mid-Cap
             Equity         Equity                         Lipper
           Portfolio,     Portfolio,        S&P 400        Mid-Cap
             Class A    Class A Shares      Mid-Cap     Growth Funds
             Shares*      with load*         Index     Classification
11/30/96     10,000          9,525          10,000         10,000
APRIL 97     10,047          9,573          10,118          8,969
APRIL 98     14,721         14,027          14,963         12,974
APRIL 99     15,981         15,227          15,923         13,655
APRIL 00     21,954         20,919          19,663         22,797
APRIL 01     20,501         19,534          21,052         17,533
APRIL 02     19,598         18,673          22,437         14,761


--------------------------------------------------------------------------------
                       INST'L               S&P 400    LIPPER MIDCAP
                       CLASS    CLASS A*    MID-CAP    GROWTH FUNDS
                       SHARES    SHARES      INDEX     CLASSIFICATION
--------------------------------------------------------------------------------
One year total return  -4.25%    -4.41%       6.58%       -15.81%
--------------------------------------------------------------------------------
One year total return
with load                --      -8.97%        --            --
--------------------------------------------------------------------------------
Annualized three year
total return            7.52%     7.04%      12.11%         0.77%
--------------------------------------------------------------------------------
Annualized three year
total return with load   --       5.32%        --            --
--------------------------------------------------------------------------------
Annualized five year
total return           14.71%    14.30%      17.27%         8.53%
--------------------------------------------------------------------------------
Annualized five year
total return with load   --      13.20%        --            --
--------------------------------------------------------------------------------
Annualized total return
inception to date      13.81%    13.39%        --            --
--------------------------------------------------------------------------------
Annualized total return
inception to date
with load                --      12.38%        --            --
--------------------------------------------------------------------------------


  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning November 18, 1996. Class A Shares were offered beginning September 1, 1999. Performance for the Class A Shares with load reflects the deduction of the 4.75% sales charge.

* Performance shown prior to the actual inception date of the Class A Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A Shares.

  The performance for the S&P 400 MidCap Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


                                                  ANNUAL REPORT / April 30, 2002

[Bar Graph Omitted]

Plot points are as follows:

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

 20% INFORMATION TECHNOLOGY
 17% CONSUMER DISCRETIONARY
 16% HEALTH CARE
 12% FINANCIALS
 11% MATERIALS
  8% RELATED MONEY MARKET PORTFOLIO
  6% INDUSTRIALS
  6% ENERGY
  3% CONSUMER STAPLES
  1% UTILITIES

Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
COMMON STOCK -- 92.3%

    CONSUMER DISCRETIONARY -- 16.5%

    ABERCROMBIE & FITCH, CL A*                 61     $  1,829
                                          ---------------------
    AUTONATION*                                80        1,280
                                          ---------------------
    BJ'S WHOLESALE CLUB*                       56        2,499
                                          ---------------------
    BRINKER INTERNATIONAL*                     32        1,112
                                          ---------------------
    CALLAWAY GOLF                               9          158
                                          ---------------------
    CDW COMPUTER CENTERS*                      10          548
                                          ---------------------
    DOLLAR TREE STORES*                        28        1,058
                                          ---------------------
    HASBRO                                     70        1,119
                                          ---------------------
    HISPANIC BROADCASTING*                      9          241
                                          ---------------------
    INTERNATIONAL GAME TECHNOLOGY*              7          416
                                          ---------------------
    JONES APPAREL GROUP*                       10          405
                                          ---------------------
    LANDS' END*                                 3          169
                                          ---------------------
    LEAR*                                      36        1,830
                                          ---------------------
    PARK PLACE ENTERTAINMENT*                  30          369
                                          ---------------------
    READERS DIGEST ASSOCIATION, CL A            8          179
                                          ---------------------
    RUBY TUESDAY                               60        1,507
                                          ---------------------
    WASHINGTON POST, CL B                       1          600
                                          ---------------------
    WESTWOOD ONE*                              15          540
                                          ---------------------
    TOTAL CONSUMER DISCRETIONARY                      $ 15,859
---------------------------------------------------------------
    CONSUMER STAPLES -- 3.3%

    DEAN FOODS*                                 8          299
                                          ---------------------
    DIAL                                       11          224
                                          ---------------------
    HORMEL FOODS                                8          188
                                          ---------------------
    LONGS DRUG STORES                          20          605
                                          ---------------------
    PEPSIAMERICAS                              15          233
                                          ---------------------
    RJ REYNOLDS TOBACCO HOLDINGS               10          692
                                          ---------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    TYSON FOODS, CL A                          65     $    910
                                          ---------------------
    TOTAL CONSUMER STAPLES                            $  3,151
---------------------------------------------------------------
    ENERGY -- 6.3%

    BJ SERVICES*                               30        1,102
                                          ---------------------
    COOPER CAMERON*                             7          384
                                          ---------------------
    ENSCO INTERNATIONAL                        16          523
                                          ---------------------
    MURPHY OIL                                  2          227
                                          ---------------------
    NOBLE AFFILIATES                            4          172
                                          ---------------------
    WEATHERFORD INTERNATIONAL*                 30        1,496
                                          ---------------------
    XTO ENERGY                                108        2,198
                                          ---------------------
    TOTAL ENERGY                                      $  6,102
---------------------------------------------------------------
    FINANCIALS -- 12.1%

    ARCHSTONE-SMITH TRUST                      25          674
                                          ---------------------
    CARRAMERICA REALTY                         24          771
                                          ---------------------
    CITY NATIONAL                               4          232
                                          ---------------------
    COMPASS BANCSHARES                          9          322
                                          ---------------------
    E*TRADE GROUP*                            170        1,282
                                          ---------------------
    GREENPOINT FINANCIAL                       12          593
                                          ---------------------
    HIBERNIA, CL A                             14          269
                                          ---------------------
    INVESTMENT TECHNOLOGY GROUP*                8          345
                                          ---------------------
    INVESTORS FINANCIAL SERVICES                3          221
                                          ---------------------
    LEGG MASON                                  5          231
                                          ---------------------
    M&T BANK                                   11          939
                                          ---------------------
    MARSHALL & ILSLEY                          14          859
                                          ---------------------
    NATIONAL COMMERCE FINANCIAL                19          534
                                          ---------------------
    NEW PLAN EXCEL REALTY TRUST                36          704
                                          ---------------------
    NORTH FORK BANCORPORATION                  20          772
                                          ---------------------
    PRINCIPAL FINANCIAL GROUP*                 30          834
                                          ---------------------
    PROVIDENT FINANCIAL GROUP                   4          106
                                          ---------------------
    TCF FINANCIAL                              32        1,640
                                          ---------------------
    WADDELL & REED FINANCIAL, CL A             10          258
                                          ---------------------
    TOTAL FINANCIALS                                  $ 11,586
--------------------------------------------------------------
    HEALTH CARE -- 15.5%

    AMERIGROUP*                                60        1,833
                                          ---------------------
    ANDRX GROUP*                               35        1,583
                                          ---------------------
    APOGENT TECHNOLOGIES*                       8          181
                                          ---------------------
    BIOGEN*                                    10          435
                                          ---------------------
    DENTSPLY INTERNATIONAL                      6          232
                                          ---------------------
    EXPRESS SCRIPTS*                           21        1,327
                                          ---------------------
    FIRST HEALTH GROUP*                         6          162
                                          ---------------------
    HEALTH MANAGEMENT ASSOCIATES, CL A*        25          534
                                          ---------------------
    HEALTH NET*                                10          297
                                          ---------------------
    HILLENBRAND INDUSTRIES                      6          388
                                          ---------------------
    IDEC PHARMACEUTICALS*                      18          989
                                          ---------------------
    IVAX*                                      79          929
                                          ---------------------
    LINCARE HOLDINGS*                           6          201
                                          ---------------------
    MEDIMMUNE*                                 11          371
                                          ---------------------
    MILLENNIUM PHARMACEUTICALS*                29          579
                                          ---------------------

April 30, 2002  /   ANNUAL REPORT

                                         MID-CAP EQUITY PORTFOLIO (CONCLUDED) 87

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    OMNICARE                                   11     $    294
                                          ---------------------
    OXFORD HEALTH PLANS*                       11          526
                                          ---------------------
    QUEST DIAGNOSTICS*                         14        1,287
                                          ---------------------
    SOLA INTERNATIONAL*                       120        1,722
                                          ---------------------
    STERIS*                                     5          117
                                          ---------------------
    TRIGON HEALTHCARE*                          9          906
                                          ---------------------
    TOTAL HEALTH CARE                                 $ 14,893
---------------------------------------------------------------
    INDUSTRIALS -- 6.3%

    AMERICAN STANDARD*                          6          448
                                          ---------------------
    APOLLO GROUP, CL A*                        16          604
                                          ---------------------
    BISYS GROUP*                               25          862
                                          ---------------------
    CERIDIAN*                                  17          368
                                          ---------------------
    DEVRY*                                     40        1,059
                                          ---------------------
    DST SYSTEMS*                               14          667
                                          ---------------------
    GATX                                       23          722
                                          ---------------------
    HARSCO                                     10          416
                                          ---------------------
    HUBBELL, CL B                               4          131
                                          ---------------------
    NORTHROP GRUMMAN                            3          347
                                          ---------------------
    TELEFLEX                                    3          181
                                          ---------------------
    VALASSIS COMMUNICATIONS*                    6          217
                                          ---------------------
    TOTAL INDUSTRIALS                                 $  6,022
---------------------------------------------------------------
    INFORMATION TECHNOLOGY -- 20.1%

    AFFILIATED COMPUTER SERVICES, CL A*        16          865
                                           ---------------------
    ARROW ELECTRONICS*                         23          607
                                          ---------------------
    ATMEL*                                    160        1,440
                                          ---------------------
    BROCADE COMMUNICATIONS SYSTEM*             50        1,279
                                          ---------------------
    CADENCE DESIGN SYSTEMS*                    57        1,167
                                          ---------------------
    COMVERSE TECHNOLOGY*                      120        1,444
                                          ---------------------
    CYPRESS SEMICONDUCTOR*                     40          891
                                          ---------------------
    ELECTRONIC ARTS*                           31        1,801
                                          ---------------------
    JABIL CIRCUIT*                             65        1,327
                                          ---------------------
    KULICKE & SOFFA INDUSTRIES*                70        1,270
                                          ---------------------
    LAM RESEARCH*                              65        1,668
                                          ---------------------
    MANTECH INTERNATIONAL, CL A*               50        1,184
                                          ---------------------
    MICROCHIP TECHNOLOGY*                      30        1,335
                                          ---------------------
    PLANTRONICS*                               53        1,106
                                          ---------------------
    SUNGARD DATA SYSTEMS*                      15          446
                                          ---------------------
    SYMANTEC*                                  20          708
                                          ---------------------
    WATERS*                                    30          809
                                          ---------------------
    TOTAL INFORMATION TECHNOLOGY                      $ 19,347
---------------------------------------------------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    MATERIALS -- 10.9%

    AK STEEL HOLDING*                          44     $    533
                                          ---------------------
    BOWATER                                    13          603
                                          ---------------------
    CEMEX, ADR                                 31          996
                                          ---------------------
    CROWN CORK & SEAL*                        100        1,126
                                          ---------------------
    EASTMAN CHEMICAL                           30        1,323
                                          ---------------------
    HERCULES*                                 100        1,220
                                          ---------------------
    OWENS-ILLINOIS*                           170        2,724
                                          ---------------------
    PACTIV*                                    60        1,240
                                          ---------------------
    TEMPLE-INLAND                              10          529
                                          ---------------------
    VULCAN MATERIALS                            4          181
                                          ---------------------
    TOTAL MATERIALS                                   $ 10,475
---------------------------------------------------------------
    UTILITIES -- 1.3%

    ALLEGHENY ENERGY                            6          261
                                          ---------------------
    CONSTELLATION ENERGY GROUP                 30          958
                                          ---------------------
    TOTAL UTILITIES                                   $  1,219
---------------------------------------------------------------
TOTAL COMMON STOCK
(COST $75,190)                                        $ 88,654
---------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 7.7%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [TRIANGLE OMITTED]  7,445        7,445
                                          ---------------------
TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $7,445)                                         $  7,445
---------------------------------------------------------------
WARRANTS -- 0.0%

    DIME BANCORP*                              10            1
                                          ---------------------
TOTAL WARRANTS
(COST $--+)                                           $      1
---------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
(COST $82,635)                                        $ 96,100
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 0.0%               $     44
---------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                            $ 96,144
---------------------------------------------------------------

* Non-income producing security
+ Amount rounds to less than one thousand.

[triangle omitted] This money market portfolio is advised by Allied Investment
  Advisors, Inc. who also serves as adviser of this portfolio.
  ADR -- American Depositary Receipt
  Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

88       EQUITY PORTFOLIOS

SMALL-CAP EQUITY Portfolio

[H. Giles Knight Photo Omitted]

H. GILES KNIGHT

PORTFOLIO MANAGER

H. GILES KNIGHT IS MANAGER OF
THE SMALL-CAP EQUITY PORTFOLIO
AND IS MANAGER OF ANOTHER ARK
FUNDS PORTFOLIO. HE HAS BEEN A
PRINCIPAL OF AIA AND PORTFOLIO
MANAGER SINCE 1996 AND A
SENIOR VICE PRESIDENT OF
ALLFIRST SINCE 1995. MR.
KNIGHT HAS MORE THAN 30 YEARS
OF EXPERIENCE IN THE
INVESTMENT INDUSTRY.


Management Discussion and Analysis

      The ARK Small-Cap Equity Portfolio completed the year with a relatively good performance versus its peer group, albeit the volatility for the year was highly intense. The Portfolio witnessed fairly strong sector rotation as opportunities for capital gains were minimal due to a weakening economy. The Federal Reserve's steady stream of rate cuts seemed to stabilize the stock market as corporate sales and profits plummeted, but the events of September 11 quickly erased the stock market's progress. Nevertheless, a strong fourth quarter rally, particularly among technology shares, helped restore investor confidence. This picture soon changed, however, as technology shares and the overall market fell again over the first quarter of 2002.

      The Portfolio's relative performance was helped by the severe underweighting of information technology and telecommunication shares in the first half of the year, and although some increases in technology were made in the fourth quarter of 2001, these positions were quickly reduced before too much damage was done. As the year ended, the Portfolio remained very much underweighted in information technology and telecommunications, groups that will probably not see any sustained recovery until late in 2002 or early 2003.

      Financial service stocks were overweighted, especially in smaller bank issues such as East-West Bancorp, UCBH Holdings, and Hawthorne Financial. Willis Group, an insurance broker, was a strong contributor in this area. Petsmart, Entravision Communications, Steak N Shake, and CKE Restaurant were successful holdings in the consumer discretionary sector. Packaging stocks were helped by price increases, and Crown Cork & Seal and Silgan Holdings were solid contributors.

      Looking ahead, we believe that the United States economy will continue to improve, but not as fast as previously thought. Industries which may be overweighted include smaller banks, energy, and selected retail stocks. We believe that the prospect of a "double dip" in the economy is very small, and the consumer is still spending as can be seen in auto sales, housing turnover and prices and family style restaurants. While the investment banking and telecommunications industries can look forward to a slow year, it should be remembered that these industries do not represent all of U.S. Gross Domestic Product. Although there is no way to predict the future, we are optimistic regarding the potential for positive stock returns this year, and small-cap shares have the potential to continue to outperform.


April 30, 2002  /   ANNUAL REPORT

                                                   SMALL-CAP EQUITY PORTFOLIO 89

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

            Small-Cap
             Equity         Russell                        Lipper
           Portfolio,        2000           Russell       Small-Cap
          Institutional     Growth           2000       Growth Funds
          Class Shares       Index           Index     Classification
7/31/95      100,000        100,000         100,000        100,000
APRIL 96     137,994        119,380         117,524        126,625
APRIL 97     105,667        103,211         117,584        114,038
APRIL 98     156,309        148,314         167,443        171,627
APRIL 99     171,763        142,716         151,949        161,861
APRIL 00     388,899        187,508         179,938        265,274
APRIL 01     349,818        140,904         174,795        217,233
APRIL 02     365,847        128,898         186,466        201,006


CLASS A SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

            Small-Cap      Small-Cap
             Equity         Equity          Russell                        Lipper
           Portfolio,     Portfolio,         2000          Russell        Small-Cap
             Class A    Class A Shares      Growth          2000        Growth Funds
             Shares*      with load*         Index          Index      Classification
7/31/95      10,000          9,524          10,000         10,000          10,000
APRIL 96     13,723         13,070          11,938         11,752          12,663
APRIL 97     10,508         10,008          10,321         11,758          11,404
APRIL 98     15,507         14,769          14,831         16,744          17,163
APRIL 99     17,004         16,195          14,272         15,195          16,186
APRIL 00     38,451         36,622          18,751         17,994          26,527
APRIL 01     34,571         32,927          14,090         17,480          21,723
APRIL 02     36,138         34,419          12,890         18,647          20,101



CLASS B SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

            Small-Cap
        Equity Portfolio,    Russell                        Lipper
         Class B Shares      2000           Russell       Small-Cap
            with and        Growth           2000       Growth Funds
          without CDSC*      Index           Index     Classification
7/31/95      10,000         10,000          10,000         10,000
APRIL 96     13,604         11,938          11,752         12,663
APRIL 97     10,184         10,321          11,758         11,404
APRIL 98     15,048         14,831          16,744         17,163
APRIL 99     16,408         14,272          15,195         16,186
APRIL 00     37,469         18,751          17,994         26,527
APRIL 01     32,939         14,090          17,480         21,723
APRIL 02     34,161         12,890          18,647         20,101


-------------------------------------------------------------------------------------------------
                                                                                        LIPPER
                         INST' L                            RUSSELL       RUSSELL     SMALL-CAP
                          CLASS   CLASS A*   CLASS B*        2000          2000     GROWTH FUNDS
                         SHARES    SHARES     SHARES      GROWTH INDEX    INDEX    CLASSIFICATION
-------------------------------------------------------------------------------------------------
One year total return     4.58%     4.53%      3.71%         -8.52%        6.68%        -7.47%
-------------------------------------------------------------------------------------------------
One year total return
with load                  --      -0.45%     -1.29%           --           --            --
-------------------------------------------------------------------------------------------------
Annualized three year
total return             28.66%    28.57%     27.69%         -3.34%        7.06%         6.15%
-------------------------------------------------------------------------------------------------
Annualized three year
total return with load     --      26.49%     27.07%           --           --            --
-------------------------------------------------------------------------------------------------
Annualized five year
total return             28.20%    28.02%     27.39%          4.55%        9.66%        10.03%
-------------------------------------------------------------------------------------------------
Annualized five year
total return with load     --      26.77%     27.23%           --           --            --
-------------------------------------------------------------------------------------------------
Annualized total return
inception to date        22.31%    22.08%     21.08%           --           --            --
-------------------------------------------------------------------------------------------------
Annualized total return
inception to date
with load                  --      21.21%     21.08%           --           --            --
-------------------------------------------------------------------------------------------------


  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Institutional Class Shares were offered beginning July 13, 1995. Class A Shares were offered beginning May 16, 1996. Performance for Class A Shares with load reflects the deduction of the 4.75% sales charge. Class B Shares were offered beginning February 20, 2001. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge
  (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

* Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Class A Shares and Class B Shares.

  The performance of the Russell 2000 Growth Index and the Russell 2000 Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


                                                  ANNUAL REPORT / April 30, 2002

 [Bar Graph Omitted]
Plot points are as follows:

Diversification By Sector
% OF TOTAL PORTFOLIO INVESTMENTS

23% CONSUMER DISCRETIONARY
22% FINANCIALS
16% INDUSTRIALS
15% INFORMATION TECHNOLOGY
11% HEALTH CARE
 3% ENERGY10% MATERIALS

Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
COMMON STOCK -- 98.1%

    CONSUMER DISCRETIONARY -- 22.2%

    CKE RESTAURANTS*                          300    $   3,720
                                          ---------------------
    EMMIS COMMUNICATIONS, CL A*               100        2,907
                                          ---------------------
    ENTRAVISION COMMUNICATIONS*               174        2,525
                                          ---------------------
    FINISH LINE*                              120        2,432
                                          ---------------------
    FTI CONSULTING*                            50        1,791
                                          ---------------------
    LA-Z-BOY                                  100        3,004
                                          ---------------------
    MOORE*                                    175        2,424
                                          ---------------------
    OFFICEMAX*                                200        1,256
                                          ---------------------
    PEP BOYS-MANNY MOE & JACK                 150        2,876
                                          ---------------------
    PETSMART*                                 250        3,758
                                          ---------------------
    SMITH & WOLLENSKY RESTAURANT GROUP*       118          686
                                          ---------------------
    SONIC*                                     75        2,198
                                          ---------------------
    STANDARD-PACIFIC                          117        3,934
                                          ---------------------
    STEAK N SHAKE*                            115        1,612
                                          ---------------------
    TOTAL CONSUMER DISCRETIONARY                     $  35,123
---------------------------------------------------------------
    ENERGY -- 3.1%

    GRANT PRIDECO*                            148        2,360
                                          ---------------------
    KEY ENERGY SERVICES*                      202        2,459
                                          ---------------------
    TOTAL ENERGY                                     $   4,819
---------------------------------------------------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    FINANCIALS -- 21.8%

    AMERICA FIRST MORTGAGE INVESTMENTS        137    $   1,247
                                          ---------------------
    CERES GROUP*                              681        3,330
                                          ---------------------
    COLUMBIA BANCORP                           18          346
                                          ---------------------
    EAST-WEST BANCORP                          75        2,685
                                          ---------------------
    EURONET WORLDWIDE*                        100        1,639
                                          ---------------------
    FBR ASSET INVESTMENT                      200        6,582
                                          ---------------------
    FIRSTFED AMERICA BANCORP                   36          919
                                          ---------------------
    FRIEDMAN BILLINGS RAMSEY GROUP, CL A*     203        1,820
                                          ---------------------
    HAWTHORNE FINANCIAL*                       75        2,325
                                          ---------------------
    INDEPENDENCE COMMUNITY BANK                55        1,792
                                          ---------------------
    MUTUALFIRST FINANCIAL                      66        1,271
                                          ---------------------
    SAXON CAPITAL*                            161        2,513
                                          ---------------------
    UCBH HOLDINGS                              50        1,973
                                          ---------------------
    UNIVERSAL AMERICAN FINANCIAL*             100          766
                                          ---------------------
    VESTA INSURANCE GROUP                     152          696
                                          ---------------------
    WILLIS GROUP HOLDINGS*                    157        4,604
                                          ---------------------
    TOTAL FINANCIALS                                 $  34,508
---------------------------------------------------------------
    HEALTH CARE -- 10.4%

    ALLIANCE IMAGING*                         115        1,505
                                          ---------------------
    ARROW INTERNATIONAL                        53        2,510
                                          ---------------------
    MEDSOURCE TECHNOLOGIES*                    83        1,078
                                          ---------------------
    ORTHOFIX INTERNATIONAL*                    84        3,140
                                          ---------------------
    POSSIS MEDICAL*                            92        1,442
                                          ---------------------
    PSS WORLD MEDICAL*                        165        1,629
                                          ---------------------
    SIERRA HEALTH SERVICES*                   150        2,925
                                          ---------------------
    VIVUS*                                    350        2,180
                                          ---------------------
    TOTAL HEALTH CARE                                $  16,409
---------------------------------------------------------------
    INDUSTRIALS -- 16.0%

    ALLIANT TECHSYSTEMS*                       57        6,139
                                          ---------------------
    COMPUDYNE*                                140        1,849
                                          ---------------------
    ELBIT SYSTEMS                              49          802
                                          ---------------------
    FUEL-TECH NV*                              80          476
                                          ---------------------
    MAVERICK TUBE*                            200        3,630
                                          ---------------------
    MESA AIR GROUP*                           210        2,079
                                          ---------------------
    OMI*                                      250        1,128
                                          ---------------------
    SIGNAL TECHNOLOGY*                        278        2,720
                                          ---------------------
    SYLVAN LEARNING SYSTEMS*                   92        2,539
                                          ---------------------
    U S LABORATORIES*                          63          895
                                          ---------------------
    URS*                                      100        3,080
                                          ---------------------
    TOTAL INDUSTRIALS                                $  25,337
---------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                       SMALL-CAP EQUITY PORTFOLIO (CONCLUDED) 91

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    INFORMATION TECHNOLOGY -- 14.5%

    ANDREW*                                   138    $   2,289
                                          ---------------------
    ATI TECHNOLOGIES*                         300        3,060
                                          ---------------------
    ATMEL*                                    250        2,250
                                          ---------------------
    AXCELIS TECHNOLOGIES*                     193        2,779
                                          ---------------------
    KULICKE & SOFFA INDUSTRIES*                96        1,745
                                          ---------------------
    MANTECH INTERNATIONAL, CL A*              125        2,967
                                          ---------------------
    MATRIXONE*                                223        1,535
                                          ---------------------
    PERICOM SEMICONDUCTOR*                    150        2,141
                                          ---------------------
    SANDISK*                                  100        1,636
                                          ---------------------
    TELEDYNE TECHNOLOGIES*                    152        2,586
                                          ---------------------
    TOTAL INFORMATION TECHNOLOGY                     $  22,988
---------------------------------------------------------------
    MATERIALS -- 10.1%

    CROWN CORK & SEAL*                        575        6,475
                                          ---------------------
    GOLDCORP                                  100        1,781
                                          ---------------------
    HERCULES*                                 150        1,830
                                          ---------------------
    MACDERMID                                 100        2,200
                                          ---------------------
    SILGAN HOLDINGS*                           94        3,729
                                          ---------------------
    TOTAL MATERIALS                                  $  16,015
---------------------------------------------------------------
TOTAL COMMON STOCK
(COST $133,403)                                      $ 155,199
---------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 0.4%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [TRIANGLE OMITTED]    686          686
                                          ---------------------
TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $686)                                          $     686
---------------------------------------------------------------
TOTAL INVESTMENTS -- 98.5%
(COST $134,089)                                      $ 155,885
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 1.5%              $   2,442
---------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $ 158,327
---------------------------------------------------------------

*  Non-income producing security

[triangle omitted] This money market portfolio is advised by Allied Investment
   Advisors, Inc. who also serves as adviser of this portfolio.
   Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

92       EQUITY PORTFOLIOS

INTERNATIONAL EQUITY Portfolio

[Louise McGuigan Photo Omitted]

LOUISE MCGUIGAN

PORTFOLIO MANAGER

LOUISE MCGUIGAN IS THE MANAGER
OF THE INTERNATIONAL EQUITY
PORTFOLIO. MS. MCGUIGAN HAS
BEEN THE HEAD OF AIB GOVETT'S
EAFE PRODUCT LINE SINCE 1998.
INITIALLY WITH AIB INVESTMENT
MANAGERS LIMITED AND
SUBSEQUENTLY HILL SAMUEL FAGAN
INVESTMENT MANAGEMENT, SHE
REJOINED AIB INVESTMENT
MANAGERS LIMITED IN 1994. SHE
MANAGED AIB INVESTMENT
MANAGERS LIMITED'S FAR EAST
EQUITY BOOK BEFORE BECOMING A
EUROPEAN EQUITY MANAGER IN
1995. MS. MCGUIGAN HAS MORE
THAN EIGHT YEARS OF EXPERIENCE
IN THE INVESTMENT INDUSTRY.



Management Discussion and Analysis

      The weakness in the U.S. economy spread to other global economies during the past 12 months, leading to corrective policy action. Eurozone economy slowed considerably and then declined in the fourth quarter of 2001, leading the ECB to cut interest rates from 4.75% to 3.25% between May and November. The economy showed signs of recovery early in 2002. Negative impact of the slowdown in global trade on the UK manufacturing sector was offset by strong growth in domestic consumer spending -- that economy just avoided an actual decline. The buoyancy in consumer spending was helped by aggressive policy action by the Bank of England, which cut interest rates from 6.0% to 4.0% between February and November. Asian economies geared heavily into the U.S. economy and technology cycle, suffered from much weaker growth, but were recently somewhat firmer than global markets in general.

      In U.S. dollar terms over the full year under review, the MSCI World Index had a total return of -13.5%, while the corresponding return for the MSCI EAFE Plus Index was -11.4%. The better performer of the major western markets was the UK (with a return of -8.5% in U.S. dollar terms), reflecting the relatively defensive nature of that market. The Eurozone region returned -16.3%, and Japan -23.1%. In contrast, the Asia-Pacific region (ex-Japan), as measured by the MSCI Index for that region, returned +11.1%, as the region's economy and markets reacted early to the evidence of economic recovery in the U.S.

      On average, the Portfolio was mildly underweighted in emerging markets and overweighted in developed markets. Within the developed markets, we maintained an overweight position in Europe (ex-UK), favoring recovery prospects in the region. In Japan and the UK underweight positions were maintained. We moved from an underweight to an overweight position in emerging markets. Funds were moved into more cyclically geared stocks and sectors, which should benefit from a recovery in the economic cycle. We increased the consumer discretionary sector to an overweight position via purchases of Nissan Motors and Sony (Japan), Accor and Valeo (Europe), and Granada, WPP, and Barratt Developments (UK). Exposure to the industrials sector was increased with purchases of Hays, Invensys, and IMI (UK), and SMC (Japan). Weighting in financials was reduced from a neutral to an underweight position. In Japan, where progress on economic reform is slow, we sold our banking stocks due to the deterioration in the financial position of the financials sector. With the sale of Danone and a partial sale of Nestle, exposure to the consumer staples sector was also reduced given the sector is less sensitive to global recovery than cyclical sectors. We also moved further away from the defensive sector with profits taken in the sales of Tesco, Diageo, and Unilever. Within emerging markets, which should benefit from an upturn in the global economic cycle, the Portfolio is currently 2.8% overweighted versus its benchmark. In Hungary, industrial conglomerate Matav was sold, with proceeds invested in Teva Pharmaceuticals (Israel). During the first quarter of 2002, we increased exposure to Malaysia and Thailand with purchases of Bangkok Bank and Arab Malaysia Finance.

      We believe recent economic indicators point convincingly to a U.S. recovery this year and, to a lesser extent, firmer growth in other major economies. Although there is no way to predict the future, the early phase of an economic upturn is generally helpful to equity markets, provided that it is not associated with aggressive interest rate increases. The upturn in corporate earnings is usually more than sufficient to compensate for the adverse effects of modest rate increases on market valuations. However, we do not expect a large hike in interest rates, since the recovery is unlikely to lead to a sufficient pick-up in inflation. As an economic recovery develops, companies should express more positive views about their earnings prospects, which, in an environment of continuing relatively low interest rates, should facilitate future gains in equity markets.


April 30, 2002  /   ANNUAL REPORT

                                               INTERNATIONAL EQUITY PORTFOLIO 93

Performance as of April 30, 2002

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

          International                     Lipper
        Equity Portfolio,     MSCI        International
          Institutional      EAFE(R)         Funds
          Class Shares*      Index         Objective
4/30/92      100,000        100,000         100,000
APRIL 93     117,775        121,618         109,960
APRIL 94     141,323        141,853         133,953
APRIL 95     140,088        149,778         133,216
APRIL 96     162,925        166,860         155,063
APRIL 97     171,665        165,377         164,429
APRIL 98     195,149        196,658         199,913
APRIL 99     212,548        215,331         206,790
APRIL 00     241,053        245,247         258,570
APRIL 01     186,622        205,275         211,587
APRIL 02     164,071        176,785         184,272

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

          International    International                    Lipper
        Equity Portfolio, Equity Portfolio,  MSCI       International
          Institutional   Class A Shares     EAFE(R)        Funds
          Class Shares*     with load*       Index        Objective
4/30/92      10,000           9,524          10,000         10,000
APRIL 93     11,778          11,217          12,162         10,996
APRIL 94     14,132          13,460          14,185         13,395
APRIL 95     14,009          13,342          14,978         13,321
APRIL 96     16,292          15,517          16,686         15,506
APRIL 97     17,166          16,350          16,538         16,443
APRIL 98     19,515          18,586          19,666         19,991
APRIL 99     21,196          20,187          21,533         20,678
APRIL 00     23,975          22,835          24,525         25,857
APRIL 01     18,528          17,647          20,528         21,158
APRIL 02     16,271          15,497          17,678         18,427


--------------------------------------------------------------------------------
                       INST'L                               LIPPER
                       CLASS*   CLASS A   MSCI EAFE(R)   INTERNATIONAL
                       SHARES    SHARES      INDEX      FUNDS OBJECTIVE
--------------------------------------------------------------------------------
One year total return  -12.08%   -12.18%    -13.88%         -12.91%
--------------------------------------------------------------------------------
One year total return
with load                 --     -16.37%       --              --
--------------------------------------------------------------------------------
Annualized three year
total return            -8.27%    -8.44%     -6.36%          -3.94%
--------------------------------------------------------------------------------
Annualized three year
total return with load    --      -9.90%       --              --
--------------------------------------------------------------------------------
Annualized five year
total return            -0.90%    -1.07%      1.34%           2.02%
--------------------------------------------------------------------------------
Annualized five year
total return with load    --      -2.02%       --              --
--------------------------------------------------------------------------------
Annualized ten year
total return             5.08%     4.99%      5.86%           6.31%
--------------------------------------------------------------------------------
Annualized ten year
total return with load    --       4.48%       --              --
--------------------------------------------------------------------------------
Annualized total return
inception to date        4.81%     4.72%       --              --
--------------------------------------------------------------------------------
Annualized total return
inception to date
with load                 --       4.23%       --              --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Performance for the Class A Shares with load reflects the deduction of the 4.75% sales charge.

* Performance presented prior to August 12, 2000 reflects the performance of Class A Shares of the Govett International Equity Fund from its inception date of January 7, 1992. Institutional Class and Class A Shares of the Govett fund were offered beginning July 24, 1998 and January 7, 1992, respectively. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. The investment objectives and policies of the Govett fund were substantially similar to the current investment objectives and policies of the Portfolio. There was no sales charge applicable to Class A Shares of the Govett fund.

  Performance prior to the inception of Institutional Class Shares of the Govett fund represents that of Class A Shares.

  The performance of the MSCI EAFE(R) Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graphs and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.


                                                  ANNUAL REPORT / April 30, 2002

[Bar Graph Omitted]
Plot points are as follows:

Geographic Diversification
% OF TOTAL PORTFOLIO INVESTMENTS

68% WESTERN EUROPE
22% NORTH EAST ASIA
 4% SOUTH EAST ASIA
 3% LATIN AMERICA
 1% CENTRAL & EASTERN EUROPE
 1% MIDDLE EAST & NORTH AFRICA
 1% SUB SAHARAN AFRICA

Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
FOREIGN COMMON STOCK -- 98.9%

    BELGIUM -- 1.6%

    FORTIS GROUP*                              22     $    502
                                          ---------------------
    TOTAL BELGIUM                                     $    502
---------------------------------------------------------------
    BRAZIL -- 1.5%

    COMPANHIA VALE DO RIO DOCE, ADR            10          262
                                          ---------------------
    PETROLEO BRASILEIRO, ADR                    9          229
                                          ---------------------
    TOTAL BRAZIL                                      $    491
---------------------------------------------------------------
    CHINA -- 0.8%

    PETROCHINA, CL H                        1,284          262
                                          ---------------------
    TOTAL CHINA                                       $    262
---------------------------------------------------------------
    CZECH REPUBLIC -- 1.0%

    KOMERCNI BANKA, GDR*                       20          334
                                          ---------------------
    TOTAL CZECH REPUBLIC                              $    334
---------------------------------------------------------------
    FINLAND -- 1.3%

    NOKIA OYJ                                  25          406
                                          ---------------------
    TOTAL FINLAND                                     $    406
---------------------------------------------------------------
    FRANCE -- 13.3%

    ACCOR                                      20          795
                                          ---------------------
    AVENTIS                                     4          266
                                          ---------------------
    AXA                                        25          538
                                          ---------------------
    BNP PARIBAS                                 5          270
                                          ---------------------
    CAP GEMINI                                  8          470
                                          ---------------------
    LAFARGE                                     5          500
                                          ---------------------
    TOTALFINAELF                                4          643
                                          ---------------------
    VALEO                                      13          547
                                          ---------------------
    VIVENDI UNIVERSAL                           9          297
                                          ---------------------
    TOTAL FRANCE                                      $  4,326
---------------------------------------------------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    GERMANY -- 9.6%

    BASF AG                                     4     $    175
                                          ---------------------
    DEUTSCHE BANK                              10          648
                                          ---------------------
    DEUTSCHE TELEKOM                           31          412
                                          ---------------------
    E.ON                                        8          392
                                          ---------------------
    HENKEL                                      5          353
                                          ---------------------
    INFINEON TECH*                              8          154
                                          ---------------------
    SIEMENS                                    10          606
                                          ---------------------
    VOLKSWAGEN                                  7          364
                                          ---------------------
    TOTAL GERMANY                                     $  3,104
---------------------------------------------------------------
    HONG KONG -- 1.2%

    CHINA MOBILE*                              69          226
                                          ---------------------
    GIORDANO INTERNATIONAL                    240          153
                                          ---------------------
    TOTAL HONG KONG                                   $    379
---------------------------------------------------------------
    IRELAND -- 0.0%

    CONDUIT, CL S, GDR*                         3            6
                                          ---------------------
    TOTAL IRELAND                                     $      6
---------------------------------------------------------------
    ISRAEL -- 0.8%

    TEVA PHARMACEUTICAL INDUSTRIES, ADR         5          260
                                          ---------------------
    TOTAL ISRAEL                                      $    260
---------------------------------------------------------------
    ITALY -- 1.4%

    SANPAOLO IMI                               40          450
                                          ---------------------
    TOTAL ITALY                                       $    450
---------------------------------------------------------------
    JAPAN -- 18.5%

    AJINOMOTO                                  53          528
                                          ---------------------
    ITO-YOKADO                                  9          444
                                          ---------------------
    MITSUI SUMITOMO INSURANCE                  56          275
                                          ---------------------
    MURATA MANUFACTURING                        3          209
                                          ---------------------
    NEC                                        40          308
                                          ---------------------
    NINTENDO                                    1          154
                                          ---------------------
    NISSAN MOTOR                               84          646
                                          ---------------------
    NOMURA HOLDINGS                            23          321
                                          ---------------------
    NTT DOCOMO                                 --+         354
                                          ---------------------
    PROMISE                                     4          222
                                          ---------------------
    ROHM                                        2          343
                                          ---------------------
    SHIN-ETSU CHEMICAL                         12          494
                                          ---------------------
    SMC                                         6          659
                                          ---------------------
    SONY                                       12          661
                                          ---------------------
    TAKEDA CHEMICAL INDUSTRIES                  9          394
                                          ---------------------
    TOTAL JAPAN                                       $  6,012
---------------------------------------------------------------
    MALAYSIA -- 0.8%

    ARAB-MALAYSIAN FINANCE                    190          258
                                          ---------------------
    Total Malaysia                                    $    258
---------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                   INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED) 95

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    MEXICO -- 1.8%

    AMERICA MOVIL, ADR                          9     $    166
                                          ---------------------
    TELEFONOS DE MEXICO, ADR                    7          249
                                          ---------------------
    WALMART DE MEXICO, SER C                   60          168
                                          ---------------------
    TOTAL MEXICO                                      $    583
---------------------------------------------------------------
    NETHERLANDS -- 7.2%

    ASML HOLDING NV*                           12          273
                                          ---------------------
    ING GROEP                                  26          676
                                          ---------------------
    KONINKLIJKE AHOLD                          16          395
                                          ---------------------
    ROYAL DUTCH PETROLEUM                       5          288
                                          ---------------------
    VNU                                        24          716
                                          ---------------------
    TOTAL NETHERLANDS                                 $  2,348
---------------------------------------------------------------
    SOUTH AFRICA -- 0.5%

    EDGARS CONSOLIDATED STORES                 --+           1
                                          ---------------------
    SAPPI                                      14          167
                                          ---------------------
    TOTAL SOUTH AFRICA                                $    168
---------------------------------------------------------------
    SOUTH KOREA -- 1.7%

    KOOKMIN BANK, ADR                           7          345
                                          ---------------------
    SK TELECOM, ADR                             9          193
                                          ---------------------
    TOTAL SOUTH KOREA                                 $    538
---------------------------------------------------------------
    SPAIN -- 1.5%

    TELEFONICA*                                42          450
                                          ---------------------
    TELEFONICA, ADR*                            2           49
                                          ---------------------
    TOTAL SPAIN                                       $    499
---------------------------------------------------------------
    SWEDEN -- 3.2%

    ATLAS COPCO, CL A                          22          525
                                          ---------------------
    SANDVIK                                    21          497
                                          ---------------------
    TOTAL SWEDEN                                      $  1,022
---------------------------------------------------------------
    SWITZERLAND -- 7.3%

    NESTLE, CL B                                1          222
                                          ---------------------
    NOVARTIS                                   21          872
                                          ---------------------
    ROCHE HOLDING                               3          225
                                          ---------------------
    STMICROELECTRONICS                         15          453
                                          ---------------------
    SWISSCOM                                   --+          65
                                          ---------------------
    UBS                                        10          471
                                          ---------------------
    ZURICH FINANCIAL SERVICES                  --+          63
                                          ---------------------
    TOTAL SWITZERLAND                                 $  2,371
---------------------------------------------------------------
    TAIWAN -- 1.2%

    ASUSTEK COMPUTER, GDR                      56          189
                                          ---------------------
    SILICONWARE PRECISION INDUSTRIES, ADR*     40          191
                                          ---------------------
    TOTAL TAIWAN                                      $    380
---------------------------------------------------------------
    THAILAND -- 1.2%

    BANGKOK BANK*                             109     $    161
                                          ---------------------
    UNITED MICROELECTRONICS, ADR*              28          283
                                          ---------------------
    TOTAL THAILAND                                    $    444
---------------------------------------------------------------


---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    UNITED KINGDOM -- 21.3%

    3I GROUP                                   10     $    105
                                          ---------------------
    AGGREGATE INDUSTRIES                      202          279
                                          ---------------------
    BARCLAYS                                   74          649
                                          ---------------------
    BARRATT DEVELOPMENTS                       38          275
                                          ---------------------
    BHP BILLITON                               46          247
                                          ---------------------
    BP                                         93          797
                                          ---------------------
    BT GROUP*                                  60          225
                                          ---------------------
    CGNU                                       25          254
                                          ---------------------
    COMPASS GROUP                              49          303
                                          ---------------------
    GLAXOSMITHKLINE                            35          841
                                          ---------------------
    GRANADA                                   132          247
                                          ---------------------
    HAYS                                      102          255
                                          ---------------------
    HBOS                                       19          229
                                          ---------------------
    IMI                                        37          162
                                          ---------------------
    INVENSYS                                  186          291
                                          ---------------------
    KIER GROUP                                 21          209
                                          ---------------------
    LLOYDS TSB GROUP                           12          138
                                          ---------------------
    PEARSON                                    11          138
                                          ---------------------
    SERCO GROUP                                25           97
                                          ---------------------
    SIGNET GROUP                              114          195
                                          ---------------------
    SOUTH AFRICAN BREWERIES                    30          241
                                          ---------------------
    VODAFONE GROUP                            262          423
                                          ---------------------
    WPP GROUP                                  30          313
                                          ---------------------
    TOTAL UNITED KINGDOM                              $  6,913
---------------------------------------------------------------
TOTAL FOREIGN COMMON STOCK
(COST $36,323)                                        $ 32,056
---------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 0.3%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS                        88           88
                                          ---------------------
TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $88)                                            $     88
---------------------------------------------------------------
TOTAL INVESTMENTS -- 99.2%
(COST $36,411)                                        $ 32,144
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 0.8%               $    266
---------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                            $ 32,410
---------------------------------------------------------------

* Non-income producing security
+ Amount rounds to less than one thousand.
  ADR -- American Depositary Receipt
  Cl -- Class
  GDR -- Global Depositary Receipt
  Ser -- Series

The accompanying notes are an integral part of the financial statements.


                                                  ANNUAL REPORT / April 30, 2002

[GRAPHIC OMITTED]

96       EQUITY PORTFOLIOS

EMERGING MARKETS EQUITY PORTFOLIO


[Calum Graham Photo Omitted]

CALUM GRAHAM

PORTFOLIO MANAGER

CALUM GRAHAM IS MANAGER OF THE
EMERGING MARKETS EQUITY
PORTFOLIO. MR. GRAHAM IS ALSO
THE DIRECTOR OF EMERGING
MARKETS FOR AIB GOVETT, INC.,
AND DIRECTOR OF GOVETT
INVESTMENT MANAGEMENT LTD.,
WHERE HE HAS OVERALL
RESPONSIBILITY FOR THE
MANAGEMENT OF ALL GLOBAL
EMERGING MARKETS PORTFOLIOS
AND THE IMPLEMENTATION OF THE
INVESTMENT PROCESS. HE HAS
MORE THAN NINE YEARS OF
EXPERIENCE IN THE INVESTMENT
INDUSTRY.


Management Discussion and Analysis

      In a year that proved to be the most difficult for equity investment since 1990, many of the world's emerging markets delivered their best relative performance since 1999. Liquid emerging markets were buoyed by high levels of liquidity, attractive valuations, ongoing reform programs, and a cyclical upturn in the global economy. These factors combined in the aftermath of September's terrorist attacks to produce positive returns over the last six months. Indeed, the twelve months was effectively divided into two very distinct periods: weak markets leading up to September's atrocities and a strong bounce from the end of September onwards.

      Asian markets led the way over the latter period, thanks to the region's sensitivity to the direction of the world economy. The large markets of Korea (which has doubled since the end of September), Taiwan, and Malaysia produced the best returns. Smaller markets such as Indonesia and Thailand participated more recently. The Portfolio added substantial weightings to all Asian markets, concentrating on cyclical sectors and stocks such as materials, technology hardware, and auto stocks. Weightings to oil, telecommunications, and pharmaceuticals were reduced over the period. The Portfolio remains overweight in Asia.

      The Portfolio's Emerging European investments concentrated on Eastern European financials and Russian oil stocks, both of which performed well. The South African portfolio was restructured to concentrate on resources stocks, and this benefited the Portfolio in a falling currency environment. The collapse of Argentina's economy dominated headlines in Latin America, but the affects have been confined to the domestic market, where the Portfolio has no exposure. The two major markets of Brazil and Mexico both performed well but the Portfolio's investments in these markets underperformed the benchmark.

      The potential for the continued outperformance of emerging markets relative to the rest of the world remains strong. Despite the substantial returns of the last six months, valuations remain attractive relative to their developed counterparts. Many emerging economies have shown impressive resilience to the economic downturn during 2001 and are now well placed to benefit from a cyclical upswing.


April 30, 2002  /   ANNUAL REPORT

                                            EMERGING MARKETS EQUITY PORTFOLIO 97

Performance as of April 30, 2002

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT
[Line Graph Omitted] Plot points are as follows:

            Emerging          Emerging          MSCI          Lipper
             Markets           Markets        Emerging       Emerging
        Equity Portfolio,  Equity Portfolio,   Markets        Markets
             Class A       Class A Shares       Free           Funds
             Shares*         with load*         Index        Objective

4/30/92      10,000             9,521          10,000         10,000
APRIL 93     11,111            10,579          10,054         10,820
APRIL 94     14,994            14,276          14,512         14,700
APRIL 95     13,683            13,029          13,814         13,511
APRIL 96     15,088            14,366          15,801         15,946
APRIL 97     16,544            15,752          16,479         17,536
APRIL 98     14,043            13,371          14,084         16,464
APRIL 99     11,239            10,701          12,649         13,840
APRIL 00     13,486            12,841          15,445         18,205
APRIL 01      9,059             8,626          11,471         13,503
APRIL 02      9,744             9,277          12,655         15,037

--------------------------------------------------------------------------------
                                                             LIPPER
                       CLASS A*    MSCI EMERGING          EMERGING MARKETS
                        SHARES    MARKETS FREE INDEX      FUNDS OBJECTIVE
--------------------------------------------------------------------------------
One year total return    7.68%         10.32%                  11.36%
--------------------------------------------------------------------------------
One year total return
with load                2.54%            --                     --
--------------------------------------------------------------------------------
Annualized three year
total return            -4.61%          0.02%                   2.48%
--------------------------------------------------------------------------------
Annualized three year
total return with load  -6.13%            --                      --
--------------------------------------------------------------------------------
Annualized five year
total return            -10.03%        -5.14%                  -4.11%
--------------------------------------------------------------------------------
Annualized five year
total return with load  -10.90%           --                      --
--------------------------------------------------------------------------------
Annualized ten year
total return            -0.25%          2.38%                   1.90%
--------------------------------------------------------------------------------
Annualized ten year
total return with load  -0.74%            --                      --
--------------------------------------------------------------------------------
Annualized total return
inception to date        0.98%            --                      --
--------------------------------------------------------------------------------
Annualized total return
inception to date
with load                0.51%            --                      --
--------------------------------------------------------------------------------

  Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

  Performance for Class A Shares with load reflects the deduction of the 4.75% sales charge.

* Performance presented prior to August 12, 2000 reflects the performance of Class A Shares of the Govett Emerging Markets Equity Fund, which were offered beginning January 7, 1992. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. The investment objectives and policies of the Govett fund and the Portfolio were substantially similar. There was no sales charge applicable to Class A Shares of the Govett fund.

  The performance of the MSCI Emerging Markets Free Index does not include operating expenses that are incurred by the Portfolio.

  The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

[Bar Graph Omitted]
Plot points are as follows:

Geographic Diversification
% OF TOTAL PORTFOLIO INVESTMENTS

37% NORTH EAST ASIA
26% LATIN AMERICA
10% CENTRAL & EASTERN EUROPE
 9% SOUTH EAST ASIA
 5% RELATED MONEY MARKET PORTFOLIO
 5% WESTERN EUROPE
 4% SUB SAHARAN AFRICA
 2% INDIAN SUBCONTINENT

Schedule of Investments
---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
FOREIGN COMMON STOCK -- 82.5%

    BRAZIL -- 5.0%

    ARACRUZ CELULOSE, ADR                       4    $      87
                                          ---------------------
    CIA DE BEBIDAS DAS AMERICAS, ADR            5           99
                                          ---------------------
    CIA PARANAENSE DE ENERGIA, ADR              6           46
                                          ---------------------
    PETROLEO BRASILEIRO, ADR                    2           49
                                          ---------------------
    TELEMIG CELULAR PARTICIPACOES, ADR          2           33
                                          ---------------------
    TOTAL BRAZIL                                     $     314
---------------------------------------------------------------
    CHINA -- 2.1%

    ZHEJIANG EXPRESSWAY                       460          133
                                          ---------------------
    TOTAL CHINA                                      $     133
---------------------------------------------------------------
    CROATIA -- 1.0%

    PLIVA D.D. - REG S, GDR                     4           61
                                          ---------------------
    TOTAL CROATIA                                    $      61
---------------------------------------------------------------
    HONG KONG -- 5.6%

    CATHAY PACIFIC AIRWAYS                     40           69
                                          ---------------------
    COSCO PACIFIC                              86           67
                                          ---------------------
    GIORDANO INTERNATIONAL                    140           90
                                          ---------------------
    YUE YUEN INDUSTRIAL HOLDINGS               50          136
                                          ---------------------
    TOTAL HONG KONG                                  $     362
---------------------------------------------------------------
    HUNGARY -- 2.6%
                                          ---------------------
    MAGYAR OLAJES GAZIP-MOL, GDR                4           79
                                          ---------------------
    OTP BANK, GDR                               5           88
                                          ---------------------
    TOTAL HUNGARY                                    $     167
---------------------------------------------------------------

                                                  ANNUAL REPORT / April 30, 2002

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    INDIA -- 1.6%

    ICICI, ADR                                 12    $      76
                                          ---------------------
    RANBAXY LABORATORIES, GDR                   1           28
                                          ---------------------
    TOTAL INDIA                                      $     104
---------------------------------------------------------------
    INDONESIA -- 2.0%

    ASTRA INTERNATIONAL TBK PT*               314          131
                                          ---------------------
    TOTAL INDONESIA                                  $     131
---------------------------------------------------------------
    ISRAEL -- 1.8%

    CHECK POINT SOFTWARE TECHNOLOGIES*          3           48
                                          ---------------------
    TEVA PHARMACEUTICAL INDUSTRIES, ADR         1           65
                                          ---------------------
    TOTAL ISRAEL                                     $     113
---------------------------------------------------------------
    MALAYSIA -- 4.2%

    ARAB-MALAYSIAN FINANCE                     37           50
                                          ---------------------
    GAMUDA                                     82          137
                                          ---------------------
    IOI                                        49           83
                                          ---------------------
    TOTAL MALAYSIA                                   $     270
---------------------------------------------------------------
    MEXICO -- 12.7%

    AMERICA MOVIL, SER L                      130          121
                                          ---------------------
    CEMEX, ADR                                  3           98
                                          ---------------------
    FOMENTO ECONOMICO MEXICANO                 21           99
                                          ---------------------
    GRUPO FINANCIERO BBVA BANCOMER*            70           69
                                          ---------------------
    GRUPO MODELO, SER C                        35           93
                                          ---------------------
    GRUPO TELEVISA, ADR*                        2           89
                                          ---------------------
    TELEFONOS DE MEXICO, SER L                 66          124
                                          ---------------------
    WALMART DE MEXICO, SER C                   43          120
                                          ---------------------
    TOTAL MEXICO                                     $     813
---------------------------------------------------------------
    POLAND -- 1.0%

    BANK PEKAO, GDR                             2           65
                                          ---------------------
    TOTAL POLAND                                     $      65
---------------------------------------------------------------
    RUSSIA -- 4.9%

    LUKOIL, ADR                                 1           93
                                          ---------------------
    MOBILE TELESYSTEMS, ADR                     1           31
                                          ---------------------
    SURGUTNEFTEGAZ, ADR                         6          123
                                          ---------------------
    UNIFIED ENERGY SYSTEM, GDR*                 5           67
                                          ---------------------
    TOTAL RUSSIA                                     $     314
---------------------------------------------------------------

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
    SOUTH AFRICA -- 3.9%

    ANGLO AMERICAN PLATINUM                     2    $     107
                                          ---------------------
    ANGLOGOLD                                   2           82
                                          ---------------------
    SAPPI                                       5           63
                                          ---------------------
    TOTAL SOUTH AFRICA                               $     252
---------------------------------------------------------------
    SOUTH KOREA -- 14.6%

    HYUNDAI MOTOR                               4          153
                                          ---------------------
    KOOKMIN CREDIT CARD                         4          159
                                          ---------------------
    SAMSUNG ELECTRONICS                         1          237
                                          ---------------------
    SAMSUNG SECURITIES*                         3          114
                                          ---------------------
    SHINHAN FINANCIAL GROUP                    20          275
                                          ---------------------
    TOTAL SOUTH KOREA                                $     938
---------------------------------------------------------------
    TAIWAN -- 12.2%

    BANK SINOPAC*                             338          165
                                          ---------------------
    PROMOS TECHNOLOGIES*                       98           77
                                          ---------------------
    UNITED MICROELECTRONICS*                  261          399
                                          ---------------------
    YAGEO*                                    167          139
                                          ---------------------
    TOTAL TAIWAN                                     $     780
---------------------------------------------------------------
    THAILAND -- 2.5%

    BANGKOK BANK*                              27           39
                                          ---------------------
    NATIONAL FINANCE*                         353          124
                                          ---------------------
    TOTAL THAILAND                                   $     163
---------------------------------------------------------------
    TURKEY -- 0.6%

    GALATASARAY SPORTIF SINAI*                903           38
                                          ---------------------
    TOTAL TURKEY                                     $      38
---------------------------------------------------------------
    UNITED KINGDOM -- 4.2%

    ANGLO AMERICAN                              9          142
                                          ---------------------
    BHP BILLITON                               11           59
                                          ---------------------
    SOUTH AFRICAN BREWERIES                     9           69
                                          ---------------------
    TOTAL UNITED KINGDOM                             $     270
---------------------------------------------------------------
TOTAL FOREIGN COMMON STOCK
(COST $4,818)                                        $   5,288
---------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                EMERGING MARKETS EQUITY PORTFOLIO (CONCLUDED) 99

---------------------------------------------------------------
                                                        MARKET
  DESCRIPTION                        SHARES (000)   VALUE (000)
---------------------------------------------------------------
RIGHTS -- 0.0%

    TELE NORTE LESTE PARTICIPACOES --
    COMMON SHARES*                            127     $     --+
                                          ---------------------
    TELE NORTE LESTE PARTICIPACOES --
    PREFERENCE SHARES*                          1           --+
                                          ---------------------
TOTAL RIGHTS
(COST $--+)                                           $     --+
---------------------------------------------------------------
FOREIGN PREFERRED STOCK -- 6.6%

    BRAZIL -- 6.6%

    BANCO ITAU                              1,199           95
                                          ---------------------
    CIA VALE DO RIO DOCE                        5          129
                                          ---------------------
    PETROLEO BRASILEIRO                         4           91
                                          ---------------------
    TELE NORTE LESTE PARTICIPACOES          8,434          107
                                          ---------------------
    TOTAL BRAZIL                                     $     422
---------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCK
(COST $299)                                          $     422
---------------------------------------------------------------
RELATED PARTY MONEY MARKET PORTFOLIO -- 4.3%

    ARK MONEY MARKET PORTFOLIO
    INSTITUTIONAL CLASS [TRIANGLE OMITTED]    272          272
                                          ---------------------
TOTAL RELATED PARTY
MONEY MARKET PORTFOLIO
(COST $272)                                          $     272
---------------------------------------------------------------
TOTAL INVESTMENTS -- 93.4%
(COST $5,389)                                        $   5,982
---------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET -- 6.6%              $     424
---------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                           $   6,406
---------------------------------------------------------------

* Non-income producing security
+ Amount rounds to less than one thousand.

[triangle omitted] This money market portfolio is advised by Allied Investment
  Advisors, Inc. who also serves as adviser of this portfolio.
  ADR -- American Depositary Receipt
  GDR -- Global Depositary Receipt
  Ser -- Series

The accompanying notes are an integral part of the financial statements.



                                                  ANNUAL REPORT / April 30, 2002

100  STATEMENTS OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------------------------------------------------
                                                U.S. TREASURY   U.S. GOVERNMENT       MONEY           TAX-FREE    PENNSYLVANIA TAX-
AS OF  APRIL 30, 2002                            MONEY MARKET     MONEY MARKET        MARKET        MONEY MARKET   FREE MONEY MARKET
 (000, EXCEPT PER SHARE AMOUNTS)                 PORTFOLIO        PORTFOLIO          PORTFOLIO        PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at Market Value
       (Cost $426,565, $1,665,327, $1,639,626,
       $151,238, $26,487, $43,504, $68,102,
       $120,258, $155,628, $126,302, $103,196
        and $310,240, respectively)                   $426,565*     $1,665,327*       $1,639,626*        $151,238*         $26,487*
                                               -------------------------------------------------------------------------------------
     Cash                                                    1              --                --               43               25
                                               -------------------------------------------------------------------------------------
     Interest Receivable                                   300           7,323             8,691              601              148
                                               -------------------------------------------------------------------------------------
     Receivable for Investment Securities Sold              --              --                --               --               --
     Receivable for Capital Shares Sold                     --              --                --               --               --
                                               -------------------------------------------------------------------------------------
     Expense Reimbursement from Advisor                     --               1                 9               --+              --+
     Prepaid Expenses                                        8              31                30                3                1
                                               -------------------------------------------------------------------------------------

     TOTAL ASSETS                                      426,874       1,672,682         1,648,356          151,885           26,661
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Distribution Payable                                  481           2,276             1,853              106               25
                                               -------------------------------------------------------------------------------------
     Payable for Investment Securities Purchased            --              --                --              850              500
                                               -------------------------------------------------------------------------------------
     Payable for Capital Shares Redeemed                    --              --                --               --               --
                                               -------------------------------------------------------------------------------------
     Accrued Expenses:
       Investment Advisory Fees                             89             218               174                8                3
                                               -------------------------------------------------------------------------------------
       Administrator Fees                                   29             119               113               10                1
                                               -------------------------------------------------------------------------------------
       Shareholder Servicing Fees                           18              95                73                7                4
                                               -------------------------------------------------------------------------------------
       Distribution Fees                                    24              49               111               14               --+
                                               -------------------------------------------------------------------------------------
       Custody Fees                                         10              35                36                4                1
                                               -------------------------------------------------------------------------------------
       Transfer Agency Fees                                 17              65                63                6                1
                                               -------------------------------------------------------------------------------------
       Trustee Fees                                         --+             --+               --+              --               --
                                               -------------------------------------------------------------------------------------
       Other Expense Payables                               47             183               192               15                7
                                               -------------------------------------------------------------------------------------

     TOTAL LIABILITIES                                     715           3,040             2,615            1,020              542
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Paid in Capital                                   426,061       1,669,640         1,645,716          150,866           26,119
                                               -------------------------------------------------------------------------------------
     Undistributed Net Investment Income                    18              --                --+              --               --
                                               -------------------------------------------------------------------------------------
     Accumulated Net Realized Gain (Loss)                   80               2                25               (1)              --
     on Investments
                                                    --------------------------------------------------------------------------------
     Net Unrealized Appreciation on Investments             --              --                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL NET ASSETS                                 $426,159      $1,669,642        $1,645,741         $150,865          $26,119
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST
   (UNLIMITED AUTHORIZATION -- NO PAR VALUE):
     Institutional Class Shares                        249,754       1,327,832           928,036           69,276           24,051
                                               -------------------------------------------------------------------------------------
     Class A Shares                                     22,390          79,409           259,150           49,239               --
                                               -------------------------------------------------------------------------------------
     Class B Shares                                         --              --               156               --               --
                                               -------------------------------------------------------------------------------------
     Institutional II Class Shares                     153,951         262,505           458,401           32,363            2,068
                                               -------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS SHARES     $1.00           $1.00             $1.00            $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE -- CLASS A SHARES                 $1.00           $1.00             $1.00            $1.00            $  --
------------------------------------------------------------------------------------------------------------------------------------
     MAXIMUM OFFERING PRICE PER SHARE --
       CLASS A SHARES ($10.08 / 95.50%, $10.07 / 95.50%,
       $9.76 / 95.50%, AND $10.16 / 95.50%, RESPECTIVELY)   NA              NA                NA               NA               NA
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- CLASS B SHARES                 $  --           $  --             $1.00            $  --            $  --
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL II CLASS SHARES  $1.00           $1.00             $1.00            $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------------

* Investments are stated at their amortized cost. See Note 2 in Notes to Financial Statements.
+ Amount rounds to less than one thousand.
The accompanying notes are an integral part of the financial statements.

April 30, 2002 / ANNUAL REPORT


                                                                                            STATEMENTS OF ASSETS AND LIABILITIES 101

------------------------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM        SHORT-TERM         MARYLAND         PENNSYLVANIA     INTERMEDIATE
AS OF  APRIL 30, 2002                            TREASURY             BOND           TAX-FREE           TAX-FREE       FIXED INCOME
 (000, EXCEPT PER SHARE AMOUNTS)                 PORTFOLIO         PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at Market Value
       (Cost $426,565, $1,665,327, $1,639,626,
       $151,238, $26,487, $43,504, $68,102,
       $120,258, $155,628, $126,302, $103,196
        and $310,240, respectively)                    $44,226         $68,980         $124,361          $160,315         $128,733
                                               -------------------------------------------------------------------------------------
     Cash                                                    1              --               --                --               --
                                               -------------------------------------------------------------------------------------
     Interest Receivable                                   756             870            1,833             3,002            1,933
                                               -------------------------------------------------------------------------------------
     Receivable for Investment Securities Sold              --           1,527               --                --            1,369
                                               -------------------------------------------------------------------------------------
     Receivable for Capital Shares Sold                     10              13                 4               41               34
                                               -------------------------------------------------------------------------------------
     Expense Reimbursement from Advisor                     --               1                 9               --+              --
                                               -------------------------------------------------------------------------------------
     Prepaid Expenses                                        1               1                 2                3                3
                                               -------------------------------------------------------------------------------------

     TOTAL ASSETS                                       44,994          71,391           126,200          163,361          132,072
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Distribution Payable                                  103             137               323              539              416
                                               -------------------------------------------------------------------------------------
     Payable for Investment Securities Purchased            --              --                --               --            1,222
                                               -------------------------------------------------------------------------------------
     Payable for Capital Shares Redeemed                    99               4                94               --              107
                                               -------------------------------------------------------------------------------------
     Accrued Expenses:
       Investment Advisory Fees                              9              38                47               85               50
                                               -------------------------------------------------------------------------------------
       Administrator Fees                                    3               5                 9               11                9
                                               -------------------------------------------------------------------------------------
       Shareholder Servicing Fees                            2               3                10               14               12
                                               -------------------------------------------------------------------------------------
       Distribution Fees                                     2              --                 6                1               --
                                               -------------------------------------------------------------------------------------
       Custody Fees                                          1               2                 2                3                3
                                               -------------------------------------------------------------------------------------
       Transfer Agency Fees                                  2               3                 5                6                5
                                               -------------------------------------------------------------------------------------
       Trustee Fees                                         --+             --+               --+              --+              --+
                                               -------------------------------------------------------------------------------------
       Other Expense Payables                                4                6               13               16               13
                                               -------------------------------------------------------------------------------------

     TOTAL LIABILITIES                                     225              198              509              675            1,837
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Paid in Capital                                    43,598           72,760          122,751          162,205          129,725
                                               -------------------------------------------------------------------------------------
     Undistributed Net Investment Income                     2               11               --               21                9
                                               -------------------------------------------------------------------------------------
     Accumulated Net Realized Gain (Loss)                  447           (2,456)          (1,163)          (4,227)          (1,930)
     on Investments                            -------------------------------------------------------------------------------------
     Net Unrealized Appreciation on Investments            722              878            4,103            4,687            2,431
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL NET ASSETS                                  $44,769          $71,193         $125,691         $162,686         $130,235
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST
   (UNLIMITED AUTHORIZATION -- NO PAR VALUE):
     Institutional Class Shares                          3,532           7,267             9,689           15,906           13,235
                                               -------------------------------------------------------------------------------------
     Class A Shares                                        812              --             2,645              216               --
                                               -------------------------------------------------------------------------------------
     Class B Shares                                         --              --               125               17               --
                                               -------------------------------------------------------------------------------------
     Institutional II Class Shares                          --              --                --               --               --
                                               -------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS SHARES    $10.31           $9.80            $10.09           $10.08            $9.84
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE -- CLASS A SHARES                $10.30          $   --            $10.08           $10.07            $  --
------------------------------------------------------------------------------------------------------------------------------------
     MAXIMUM OFFERING PRICE PER SHARE --
       CLASS A SHARES ($10.08 / 95.50%, $10.07 / 95.50%,
       $9.76 / 95.50%, AND $10.16 / 95.50%, RESPECTIVELY)   NA              NA            $10.55            $10.54              NA
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- CLASS B SHARES                 $   --          $   --           $10.09            $10.09           $   --
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL II CLASS SHARES  $   --          $   --           $   --            $   --           $   --
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------

AS OF  APRIL 30, 2002                                 U.S. GOVERNMENT        INCOME
 (000, EXCEPT PER SHARE AMOUNTS)                      BOND PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------
ASSETS:
     Investments at Market Value
       (Cost $426,565, $1,665,327, $1,639,626,
       $151,238, $26,487, $43,504, $68,102,
       $120,258, $155,628, $126,302, $103,196
        and $310,240, respectively)                       $104,823           $314,281
                                               --------------------------------------
     Cash                                                       --                 --
                                               --------------------------------------
     Interest Receivable                                       963              2,927
                                               --------------------------------------
     Receivable for Investment Securities Sold                 913              5,781
                                               --------------------------------------
     Receivable for Capital Shares Sold                         64                357
                                               --------------------------------------
     Expense Reimbursement from Advisor                         --                 --
                                               --------------------------------------
     Prepaid Expenses                                            2                  5
                                               --------------------------------------
     TOTAL ASSETS                                          106,765            323,351
-------------------------------------------------------------------------------------
LIABILITIES:
     Distribution Payable                                      325                504
                                               --------------------------------------
     Payable for Investment Securities Purchased               840             45,555
                                               --------------------------------------
     Payable for Capital Shares Redeemed                       537                402
                                               --------------------------------------
     Accrued Expenses:
       Investment Advisory Fees                                 57                115
                                               --------------------------------------
       Administrator Fees                                        7                 19
                                               --------------------------------------
       Shareholder Servicing Fees                                9                 26
                                               --------------------------------------
       Distribution Fees                                         1                  3
                                               --------------------------------------
       Custody Fees                                              3                  8
                                               --------------------------------------
       Transfer Agency Fees                                      4                 10
                                               --------------------------------------
       Trustee Fees                                             --+                --+
                                               --------------------------------------
       Other Expense Payables                                   10                 27
                                               --------------------------------------

     TOTAL LIABILITIES                                       1,793             46,669
-------------------------------------------------------------------------------------
NET ASSETS:
     Paid in Capital                                       112,779            278,496
                                               --------------------------------------
     Undistributed Net Investment Income                        49                 42
                                               --------------------------------------
     Accumulated Net Realized Gain (Loss)                   (9,483)            (5,897)
     on Investments
                                               --------------------------------------
     Net Unrealized Appreciation on Investments              1,627              4,041
                                               --------------------------------------
     TOTAL NET ASSETS                                    $ 104,972           $276,682
-------------------------------------------------------------------------------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST
   (UNLIMITED AUTHORIZATION -- NO PAR VALUE):
     Institutional Class Shares                             10,386             26,291
                                               --------------------------------------
     Class A Shares                                            377              1,128
                                               --------------------------------------
     Class B Shares                                             --                142
                                               --------------------------------------
     Institutional II Class Shares                              --                 --
                                               --------------------------------------
-------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS SHARES     $    9.75             $10.03
-------------------------------------------------------------------------------------
     NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE -- CLASS A SHARES                 $    9.76             $10.16
-------------------------------------------------------------------------------------
     MAXIMUM OFFERING PRICE PER SHARE --
       CLASS A SHARES ($10.08 / 95.50%, $10.07 / 95.50%
       $9.76 / 95.50%, AND $10.16 / 95.50%, RESPECTIVELY)$   10.22             $10.64
-------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- CLASS B SHARES                  $    --               $10.03
-------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL II CLASS SHARES   $    --               $   --
-------------------------------------------------------------------------------------

                                                  ANNUAL REPORT / April 30, 2002

102  STATEMENTS OF ASSETS AND LIABILITIES

------------------------------------------------------------------------------------------------------------------------------------
 AS OF APRIL 30, 2002                                   BALANCED            EQUITY INCOME         VALUE EQUITY          EQUITY INDEX
 (000 EXCEPT PER SHARE AMOUNTS)                         PORTFOLIO             PORTFOLIO             PORTFOLIO              PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at Market Value (Cost $306,543,
       $62,063, $161,652, $120,101,$280,313,
       $177,243, $82,635, $134,089, $36,411
       and $5,389, respectively)                       $300,670                $77,140              $252,900              $102,754
                                                    --------------------------------------------------------------------------------
     Cash                                                   --                     --                    --                    --
                                                    --------------------------------------------------------------------------------
     Foreign Currency (Cost $--, $--, $--, $--, $--,
       $--, $--, $--, $133 and $158, respectively)          --                     --                    --                    --
                                                    --------------------------------------------------------------------------------
     Interest Receivable                                 1,186                    109                   240                    75
                                                    --------------------------------------------------------------------------------
     Receivable for Investment Securities Sold           1,805                     --                 2,125                 2,816
                                                    --------------------------------------------------------------------------------
     Receivable for Capital Shares Sold                    126                     19                   103                     7
                                                    --------------------------------------------------------------------------------
     Receivable for Currency Contracts                      --                     --                    --                    --
                                                    --------------------------------------------------------------------------------
     Expense Reimbursement from Advisor                     --                     --                    --                    --+
                                                    --------------------------------------------------------------------------------
     Prepaid Expenses                                        6                      1                     5                     2
                                                    --------------------------------------------------------------------------------

     TOTAL ASSETS                                      303,793                 77,269               255,373               105,654
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable to Custodian                                   --                     --                    --                    --
                                                    --------------------------------------------------------------------------------
     Distribution Payable                                   --                     58                    --                    --
                                                    --------------------------------------------------------------------------------
     Payable for Investment Securities Purchased           840                     --                 2,187                 1,848
                                                    --------------------------------------------------------------------------------
     Unrealized Loss on Forward Currency Contracts          --                     --                    --                    --
                                                    --------------------------------------------------------------------------------
     Payable for Capital Shares Redeemed                   724                      5                   102                   582
                                                    --------------------------------------------------------------------------------
     Accrued Expenses:
                                                    --------------------------------------------------------------------------------
       Investment Advisory Fees                            148                     38                   188                     2
                                                    --------------------------------------------------------------------------------
       Administrator Fees                                   21                      5                    18                     8
                                                    --------------------------------------------------------------------------------
       Shareholder Servicing Fees                           35                      9                    31                    --+
                                                    --------------------------------------------------------------------------------
       Distribution Fees                                    17                      1                     2                     2
                                                    --------------------------------------------------------------------------------
       Custody Fees                                          7                      2                     6                     3
                                                    --------------------------------------------------------------------------------
       Transfer Agency Fees                                 12                      3                    10                     4
                                                    --------------------------------------------------------------------------------
       Trustee Fees                                         --+                    --+                   --+                   --+
                                                    --------------------------------------------------------------------------------
       Other Expense Payables                               31                      7                    26                     9
                                                    --------------------------------------------------------------------------------
     TOTAL LIABILITIES                                   1,835                    128                 2,570                 2,458
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Paid in Capital                                   336,117                 59,473               158,283               127,521
                                                    --------------------------------------------------------------------------------
     Undistributed Net Investment Income                   390                     --                    17                    65
                                                    --------------------------------------------------------------------------------
     Accumulated Net Realized Gain (Loss)
       on Investments and Foreign Exchange
       Translations                                    (28,676)                 2,591                 3,255                (7,043)
                                                    --------------------------------------------------------------------------------
     Net Unrealized Appreciation (Depreciation)
       on Investments and Foreign Exchange
       Translations                                     (5,873)                15,077                91,248               (17,347)
                                                    --------------------------------------------------------------------------------

     TOTAL NET ASSETS                                 $301,958                $77,141              $252,803              $103,196
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST
   (UNLIMITED AUTHORIZATION -- NO PAR VALUE):
     Institutional Class Shares                         19,263                  6,990                26,036                10,578
                                                    --------------------------------------------------------------------------------
     Class A Shares                                      3,055                    499                   630                   856
                                                    --------------------------------------------------------------------------------
     Class B Shares                                      1,087                     --                   124                    --
                                                    --------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS SHARES    $12.91                 $10.30                 $9.44                 $9.03
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE -- CLASS A SHARES                $12.86                 $10.29                 $9.43                 $9.00
------------------------------------------------------------------------------------------------------------------------------------
     MAXIMUM OFFERING PRICE PER SHARE --
       CLASS A SHARES ($12.86 / 95.25%, $10.29 / 95.25%,
       $9.43 / 9.525%, $9.00/ 95.25%, $15.98 / 95.25%,
       $13.85 / 95.25%, $12.58 / 95.25%,
       $17.76 / 95.25%, $8.23 / 95.25% AND
       $8.56 / 95.25%, RESPECTIVELY)                    $13.50                 $10.80                 $9.90                 $9.45
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- CLASS B SHARES                $12.84                 $   --                 $9.17                 $  --
------------------------------------------------------------------------------------------------------------------------------------

+ Amount rounds to less than one thousand.
The accompanying notes are an integral part of the financial statements.

April 30, 2002  /  ANNUAL REPORT

                                       STATEMENTS OF ASSETS AND LIABILITIES  103

------------------------------------------------------------------------------------------------------------------------------------
 AS OF APRIL 30, 2002                                  BLUE CHIP           CAPITAL GROWTH           MID-CAP              SMALL-CAP
 (000 EXCEPT PER SHARE AMOUNTS)                      EQUITY PORTFOLIO        PORTFOLIO        EQUITY PORTFOLIO      EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at Market Value (Cost $306,543,
       $62,063, $161,652, $120,101,$280,313,
       $177,243, $82,635, $134,089, $36,411
       and $5,389, respectively)                         $269,796                $177,948               $96,100            $155,885
                                                    --------------------------------------------------------------------------------
     Cash                                                      --                      --                    --                  --
                                                    --------------------------------------------------------------------------------
     Foreign Currency (Cost $--, $--, $--, $--, $--,
       $--, $--, $--, $133 and $158, respectively)             --                      --                    --                  --
                                                    --------------------------------------------------------------------------------
     Interest Receivable                                      176                      80                    26                   9
                                                    --------------------------------------------------------------------------------
     Receivable for Investment Securities Sold              9,233                   9,830                 4,869               1,632
                                                    --------------------------------------------------------------------------------
     Receivable for Capital Shares Sold                       427                     192                    97               1,036
                                                    --------------------------------------------------------------------------------
     Receivable for Currency Contracts                         --                      --                    --                  --
                                                    --------------------------------------------------------------------------------
     Expense Reimbursement from Advisor                         3                      --                    --                  --
                                                    --------------------------------------------------------------------------------
     Prepaid Expenses                                           5                       4                     1                   2
                                                    --------------------------------------------------------------------------------

     TOTAL ASSETS                                         279,640                 188,054               101,093             158,564
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable to Custodian                                      --                   1,032                    --                  --
                                                    --------------------------------------------------------------------------------
     Distribution Payable                                      --                      --                    --                  --
                                                    --------------------------------------------------------------------------------
     Payable for Investment Securities Purchased            5,019                   2,560                 4,841                  --
                                                    --------------------------------------------------------------------------------
     Unrealized Loss on Forward Currency Contracts             --                      --                    --                  --
                                                    --------------------------------------------------------------------------------
     Payable for Capital Shares Redeemed                       87                     128                    18                  80
                                                    --------------------------------------------------------------------------------
     Accrued Expenses:
                                                    --------------------------------------------------------------------------------
       Investment Advisory Fees                               158                     105                    55                  96
                                                    --------------------------------------------------------------------------------
       Administrator Fees                                      20                      13                     7                  10
                                                    --------------------------------------------------------------------------------
       Shareholder Servicing Fees                              30                      20                    11                  10
                                                    --------------------------------------------------------------------------------
       Distribution Fees                                       20                      15                     1                  15
                                                    --------------------------------------------------------------------------------
       Custody Fees                                             6                       4                     3                   6
                                                    --------------------------------------------------------------------------------
       Transfer Agency Fees                                    11                       8                     4                   5
                                                    --------------------------------------------------------------------------------
       Trustee Fees                                            --                      --+                   --+                 --+
                                                    --------------------------------------------------------------------------------
       Other Expense Payables                                  31                      21                     9                  15
                                                    --------------------------------------------------------------------------------
     TOTAL LIABILITIES                                      5,382                   3,906                 4,949                 237
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Paid in Capital                                      293,830                 228,474                88,326             144,663
                                                    --------------------------------------------------------------------------------
     Undistributed Net Investment Income                       59                      --                    --                  --
                                                    --------------------------------------------------------------------------------
     Accumulated Net Realized Gain (Loss)
       on Investments and Foreign Exchange
       Translations                                        (9,114)                (45,031)               (5,647)             (8,132)
                                                    --------------------------------------------------------------------------------
     Net Unrealized Appreciation (Depreciation)
       on Investments and Foreign Exchange
       Translations                                       (10,517)                    705                13,465              21,796
                                                    --------------------------------------------------------------------------------

     TOTAL NET ASSETS                                    $274,258                $184,148               $96,144            $158,327
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST
   (UNLIMITED AUTHORIZATION -- NO PAR VALUE):
     Institutional Class Shares                            13,018                   9,879                 7,140               4,624
                                                    --------------------------------------------------------------------------------
     Class A Shares                                         3,338                   2,428                   474               4,200
                                                    --------------------------------------------------------------------------------
     Class B Shares                                           804                     900                    --                  47
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS SHARES        $16.00                  $14.00                $12.63              $17.93
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE -- CLASS A SHARES                   $15.98                  $13.85                $12.58              $17.76
------------------------------------------------------------------------------------------------------------------------------------
     MAXIMUM OFFERING PRICE PER SHARE --
       CLASS A SHARES ($12.86 / 95.25%, $10.29 / 95.25%,
       $9.43 / 9.525%, $9.00/ 95.25%, $15.98 / 95.25%,
       $13.85 / 95.25%, $12.58 / 95.25%,
       $17.76 / 95.25%, $8.23 / 95.25% AND
       $8.56 / 95.25%, RESPECTIVELY)                       $16.78                  $14.54                $13.21              $18.65
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- CLASS B SHARES                   $15.67                  $13.55                $   --              $17.60
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 AS OF APRIL 30, 2002                                         INTERNATIONAL        EMERGING MARKETS
 (000 EXCEPT PER SHARE AMOUNTS)                             EQUITY PORTFOLIO       EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments at Market Value (Cost $306,543,
       $62,063, $161,652, $120,101,$280,313,
       $177,243, $82,635, $134,089, $36,411
       and $5,389, respectively)                                    $32,144                $5,982
                                                    --------------------------------------------------------------------------------
     Cash                                                                --                   165
                                                    --------------------------------------------------------------------------------
     Foreign Currency (Cost $--, $--, $--, $--, $--,
       $--, $--, $--, $133 and $158, respectively)                      133                   158
                                                    --------------------------------------------------------------------------------
     Interest Receivable                                                120                    18
                                                    --------------------------------------------------------------------------------
     Receivable for Investment Securities Sold                           31                   194
                                                     -------------------------------------------------------------------------------
     Receivable for Capital Shares Sold                                 503                    --
                                                    --------------------------------------------------------------------------------
     Receivable for Currency Contracts                                   --                    --
                                                    --------------------------------------------------------------------------------
     Expense Reimbursement from Advisor                                  --                    19
                                                    --------------------------------------------------------------------------------
    Prepaid Expenses                                                      1                    --+
                                                    --------------------------------------------------------------------------------
     TOTAL ASSETS                                                    32,932                 6,536
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable to Custodian                                                30                    --
                                                    --------------------------------------------------------------------------------
     Distribution Payable                                                --                    --
                                                    --------------------------------------------------------------------------------
     Payable for Investment Securities Purchased                        259                   110
                                                    --------------------------------------------------------------------------------
     Unrealized Loss on Forward Currency Contracts                       91                    --
                                                    --------------------------------------------------------------------------------
     Payable for Capital Shares Redeemed                                102                     7
                                                    --------------------------------------------------------------------------------
     Accrued Expenses:
                                                    --------------------------------------------------------------------------------
       Investment Advisory Fees                                          16                    --
                                                    --------------------------------------------------------------------------------
       Administrator Fees                                                 2                    --+
                                                    --------------------------------------------------------------------------------
       Shareholder Servicing Fees                                         3                    --
                                                    --------------------------------------------------------------------------------
       Distribution Fees                                                  2                     1
                                                    --------------------------------------------------------------------------------
       Custody Fees                                                      13                    12
                                                    --------------------------------------------------------------------------------
       Transfer Agency Fees                                               1                    --+
                                                    --------------------------------------------------------------------------------
       Trustee Fees                                                      --+                   --+
                                                    --------------------------------------------------------------------------------
       Other Expense Payables                                             3                    --+
                                                    --------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                  522                   130
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Paid in Capital                                                 46,891                18,482
                                                    --------------------------------------------------------------------------------
     Undistributed Net Investment Income                                432                    --
                                                    --------------------------------------------------------------------------------
     Accumulated Net Realized Gain (Loss)
       on Investments and Foreign Exchange
       Translations                                                 (10,557)              (12,669)
                                                    --------------------------------------------------------------------------------
     Net Unrealized Appreciation (Depreciation)
       on Investments and Foreign Exchange
       Translations                                                  (4,356)                  593
                                                    --------------------------------------------------------------------------------

     TOTAL NET ASSETS                                               $32,410                $6,406
------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING SHARES OF BENEFICIAL INTEREST
   (UNLIMITED AUTHORIZATION -- NO PAR VALUE):
     Institutional Class Shares                                       3,011                    --
                                                    --------------------------------------------------------------------------------
     Class A Shares                                                     928                   748
                                                    --------------------------------------------------------------------------------
     Class B Shares                                                      --                    --

------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS SHARES                  $8.23                 $  --
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE -- CLASS A SHARES                              $8.23                 $8.56
------------------------------------------------------------------------------------------------------------------------------------
     MAXIMUM OFFERING PRICE PER SHARE --
       CLASS A SHARES ($12.86 / 95.25%, $10.29 / 95.25%,
       $9.43 / 9.525%, $9.00/ 95.25%, $15.98 / 95.25%,
       $13.85 / 95.25%, $12.58 / 95.25%,
       $17.76 / 95.25%, $8.23 / 95.25% AND
       $8.56 / 95.25%, RESPECTIVELY)                                  $8.64                 $8.99
------------------------------------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- CLASS B SHARES                              $  --                 $  --
------------------------------------------------------------------------------------------------------------------------------------

                                                ANNUAL REPORT  /  April 30, 2002

104  STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR                            U.S. TREASURY    U.S. GOVERNMENT        MONEY         TAX-FREE    PENNSYLVANIA TAX-FREE
 PERIOD ENDED                               MONEY MARKET      MONEY MARKET          MARKET      MONEY MARKET       MONEY MARKET
 APRIL 30, 2002 (000)                        PORTFOLIO          PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO(1)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                   $    --            $  --             $ --             $ --              $ --
                                              -------------------------------------------------------------------------------------
     Interest                                     12,622           48,782           50,421            3,324               733
                                              -------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                      12,622           48,782           50,421            3,324               733
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment Advisory Fees                      1,059            4,106            4,136              392                88
                                              -------------------------------------------------------------------------------------
     Administrator Fees                              528            2,018            2,046              200                51
                                              -------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares                396            1,963            1,273              104                83
                                              -------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Class A Shares                             37              151              456               66                --
                                               ------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Class B Shares                             --               --               --+              --                --
                                              -------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional II Class Shares              --               --               --               --                 4
                                              -------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares              61              251              761              109                --
                                              -------------------------------------------------------------------------------------
     Distribution Fees -- Class B Shares              --               --                1               --                --
                                              -------------------------------------------------------------------------------------
     Distribution Fees -- Institutional II
     Class Shares                                    203              350              752               66                 3
                                              -------------------------------------------------------------------------------------
     Transfer Agency Fees                             75              287              282               27                 6
                                              -------------------------------------------------------------------------------------
     Custodian Fees                                   20              261              255               31                 7
                                              -------------------------------------------------------------------------------------
     Professional Fees                                73              249              249               36                17
                                              -------------------------------------------------------------------------------------
     Registration Fees                                24              108              152               19                 2
                                              -------------------------------------------------------------------------------------
     Printing Fees                                    25               99              120                5                 4
                                              -------------------------------------------------------------------------------------
     Trustee Fees                                     10               37               36                3                 1
                                              -------------------------------------------------------------------------------------
     Amortization of Deferred
           Organization Costs                         --               --               --+              --+               --
                                              -------------------------------------------------------------------------------------
     Miscellaneous Fees                               30              171              122               10                 5
                                              -------------------------------------------------------------------------------------
     TOTAL EXPENSES                                2,541           10,051           10,641            1,068               271
-----------------------------------------------------------------------------------------------------------------------------------
LESS WAIVERS:
     Investment Advisory Fees                       (210)          (1,628)          (2,104)            (259)              (41)
                                              -------------------------------------------------------------------------------------
     Administrator Fees                              (20)             (74)             (81)              (7)               (1)
                                              -------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares               (185)            (916)            (594)             (49)              (17)
                                              -------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Class A Shares                            (22)             (90)            (274)             (39)               --
                                              -------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional II Class Shares              --               --               --               --                (3)
                                              -------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares              --               --               --               --                --
                                              -------------------------------------------------------------------------------------
     TOTAL WAIVERS                                  (437)          (2,708)          (3,053)            (354)              (62)
------------------------------------------------------------------------------------------------------------------------------------

     Less Expense Reimbursement by Advisor            --               (1)             (12)              --                (7)
                                              -------------------------------------------------------------------------------------
     TOTAL NET EXPENSES                            2,104            7,342            7,576              714               202
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                        10,518           41,440           42,845            2,610               531
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments          26               --+              34               --                --
                                              -------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments              --               --               --               --                --
                                              -------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
           GAIN (LOSS) ON INVESTMENTS                 26               --               34               --                --
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $10,544          $41,440          $42,879           $2,610              $531
------------------------------------------------------------------------------------------------------------------------------------

  o Includes income from securities lending program. See Note 6 to the Financial Statements for additional information.

  + Amount rounds to less than one thousand.

(1) Commenced operations on May 1, 2001.

The accompanying notes are an integral part of the financial statements.

April 30, 2002  /  ANNUAL REPORT



                                                                                                       STATEMENTS OF OPERATIONS  105

-----------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR                            SHORT-TERM          SHORT-TERM        MARYLAND         PENNSYLVANIA      INTERMEDIATE
 PERIOD ENDED                                TREASURY              BOND           TAX-FREE           TAX-FREE            FIXED
 APRIL 30, 2002 (000)                       PORTFOLIO            PORTFOLIO        PORTFOLIO          PORTFOLIO      INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                $   --              $   16          $     10             $    1           $    98
-----------------------------------------------------------------------------------------------------------------------------------
     Interest                                  2,209               4,081(o)          6,175              8,523             7,765(o)
-----------------------------------------------------------------------------------------------------------------------------------

     TOTAL INVESTMENT INCOME                   2,209               4,097             6,185              8,524             7,863
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment Advisory Fees                    157                 558               788              1,070               795
------------------------------------------------------------------------------------------------------------------------------------
     Administrator Fees                           64                 101               159                214               174
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares             54                 111               141                243               199
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares 13                  --                39                  3                --
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class B Shares --                  --                 2                 --+               --
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional II Class Shares          --                  --                --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares          36                  --                78                  7                --
------------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class B Shares          --                                     8                  1                --
------------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Institutional II
     Class Shares                                 --                  --                --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
     Transfer Agency Fees                          8                  13                21                 29                23
------------------------------------------------------------------------------------------------------------------------------------
     Custodian Fees                                9                  18                16                 25                25
------------------------------------------------------------------------------------------------------------------------------------
     Professional Fees                            18                  20                30                 35                28
------------------------------------------------------------------------------------------------------------------------------------
     Registration Fees                             5                   7                12                 15                10
------------------------------------------------------------------------------------------------------------------------------------
     Printing Fees                                 2                   1                 5                  3                 9
------------------------------------------------------------------------------------------------------------------------------------
     Trustee Fees                                  1                   1                 3                  3                 3
------------------------------------------------------------------------------------------------------------------------------------
     Amortization of Deferred
           Organization Costs                     --+                  1                --+                 1                --+
------------------------------------------------------------------------------------------------------------------------------------
     Miscellaneous Fees                            4                   8                14                 10                15
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                              371                 839             1,316              1,659             1,281
------------------------------------------------------------------------------------------------------------------------------------
LESS WAIVERS:
     Investment Advisory Fees                    (10)                (45)             (201)                (5)             (132)
------------------------------------------------------------------------------------------------------------------------------------
     Administrator Fees                           (3)                 (4)               (7)                (9)               (7)
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares            (32)                (67)              (28)               (65)              (53)
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares(13)                 --               (39)                (3)               --
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional II Class Shares          --                  --                --                 --                --
------------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares         (14)                 --               (13)                (1)               --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL WAIVERS                               (72)               (116)             (288)               (83)             (192)
------------------------------------------------------------------------------------------------------------------------------------
     Less Expense Reimbursement by Advisor        (1)                 (1)               --                 --+               --+
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL NET EXPENSES                          298                 722             1,028              1,576             1,089
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                     1,911               3,375             5,157              6,948             6,774
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments     672              (1,603)                3              1,392            (1,669)
------------------------------------------------------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments        (113)                171             2,137              3,004             1,671
------------------------------------------------------------------------------------------------------------------------------------
    NET REALIZED AND UNREALIZED
           GAIN (LOSS) ON INVESTMENTS            559              (1,432)            2,140              4,396                 2
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                $2,470              $1,943            $7,297            $11,344            $6,776
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR                                            U.S. GOVERNMENT
 PERIOD ENDED                                                     BOND             INCOME
 APRIL 30, 2002 (000)                                           PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                               $   324               $  411
------------------------------------------------------------------------------------------------------------------------------------
     Interest                                                  7,076(o)            20,387(o)
------------------------------------------------------------------------------------------------------------------------------------

     TOTAL INVESTMENT INCOME                                   7,400               20,798
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment Advisory Fees                                    898                2,033
------------------------------------------------------------------------------------------------------------------------------------
     Administrator Fees                                          159                  435
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares                            175                  491
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares                  5                   16
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class B Shares                 --                    3
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional II Class Shares                          --                   --
------------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares                          10                   31
------------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class B Shares                          --                    8
------------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Institutional II
     Class Shares                                                 --                   --
------------------------------------------------------------------------------------------------------------------------------------
     Transfer Agency Fees                                         21                   60
------------------------------------------------------------------------------------------------------------------------------------
     Custodian Fees                                               11                   64
------------------------------------------------------------------------------------------------------------------------------------
     Professional Fees                                            27                   55
------------------------------------------------------------------------------------------------------------------------------------
     Registration Fees                                            10                   23
------------------------------------------------------------------------------------------------------------------------------------
     Printing Fees                                                --                   18
------------------------------------------------------------------------------------------------------------------------------------
     Trustee Fees                                                  2                    8
------------------------------------------------------------------------------------------------------------------------------------
     Amortization of Deferred
           Organization Costs                                      1                   --+
------------------------------------------------------------------------------------------------------------------------------------
     Miscellaneous Fees                                            9                   31
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                            1,328                3,276
------------------------------------------------------------------------------------------------------------------------------------
LESS WAIVERS:
     Investment Advisory Fees                                   (111)                (242)
------------------------------------------------------------------------------------------------------------------------------------
     Administrator Fees                                           (6)                 (81)
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares                            (47)                 (98)
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares                 (5)                 (16)
------------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional II Class Shares                          --                   --
------------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares                          (2)                  (5)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL WAIVERS                                              (171)                (442)
------------------------------------------------------------------------------------------------------------------------------------
     Less Expense Reimbursement by Advisor                        --                   --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                        1,157                2,834
------------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                     6,243               17,964
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments                  (1,898)                 595
------------------------------------------------------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments                       2,437                3,291
------------------------------------------------------------------------------------------------------------------------------------
    NET REALIZED AND UNREALIZED
           GAIN (LOSS) ON INVESTMENTS                            539                3,886
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                $6,782              $21,850
------------------------------------------------------------------------------------------------------------------------------------

                                                  ANNUAL REPORT / April 30, 2002

106  STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED APRIL 30, 2002                BALANCED            EQUITY INCOME         VALUE EQUITY          EQUITY INDEX
 (000)                                            PORTFOLIO             PORTFOLIO              PORTFOLIO            PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                $     2,014                $  1,857            $  4,384           $     1,378
                                                -----------------------------------------------------------------------------------
     Less: Foreign Taxes Withheld                      (3)                     (1)                (22)                   (6)
                                                -----------------------------------------------------------------------------------
     Interest                                       7,237                     104                  59                     9
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                        9,248                   1,960               4,421                 1,381
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment Advisory Fees                       2,152                     546               2,847                   202
                                                -----------------------------------------------------------------------------------
     Administrator Fees                               431                     107                 372                   137
                                                -----------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares                 412                     110                 416                   139
                                                -----------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares      63                       7                  10                    13
                                                -----------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class B Shares      37                      --                   2                    --
                                                -----------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares              167                      18                  26                    34
                                                -----------------------------------------------------------------------------------
     Distribution Fees -- Class B Shares              109                      --                   7                    --
                                                -----------------------------------------------------------------------------------
     Transfer Agency Fees                              56                      14                  50                    18
                                                -----------------------------------------------------------------------------------
     Custodian Fees                                    55                      15                  44                    29
                                                -----------------------------------------------------------------------------------
     Professional Fees                                 55                      21                  47                    23
                                                -----------------------------------------------------------------------------------
     Registration Fees                                 25                       8                  22                     9
                                                -----------------------------------------------------------------------------------
     Printing Fees                                     20                       4                  13                     5
                                                -----------------------------------------------------------------------------------
     Trustee Fees                                       7                       2                   6                     2
                                                -----------------------------------------------------------------------------------
     Amortization of Deferred Organization Costs       --                       1                   1                     2
                                                -----------------------------------------------------------------------------------
     Miscellaneous Fees                                29                       6                   7                    12
                                                -----------------------------------------------------------------------------------
    TOTAL EXPENSES                                  3,618                     859               3,870                   625
-----------------------------------------------------------------------------------------------------------------------------------
LESS WAIVERS:
     Investment Advisory Fees                        (285)                    (57)               (372)                 (146)
                                                -----------------------------------------------------------------------------------
     Administrator Fees                               (23)                     (5)                (18)                  (34)
                                                -----------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares                  --                      --                  --                  (139)
                                                -----------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Class A Shares                             (63)                     (7)                (10)                  (13)
                                                -----------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares              (62)                     (7)                (10)                  (12)
                                                -----------------------------------------------------------------------------------
     TOTAL WAIVERS                                   (433)                    (76)               (410)                 (344)
-----------------------------------------------------------------------------------------------------------------------------------
    Less Expense Reimbursement by Advisor              --                      (1)                 --                    (6)
                                                -----------------------------------------------------------------------------------
     TOTAL NET EXPENSES                             3,185                     782               3,460                   275
-----------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME (LOSS)                   6,063                   1,178                 961                 1,106
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments      (25,352)                  2,359               6,462                (5,962)
                                                -----------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Foreign
           Currency Transactions                       --                      --                  --                    --
                                                -----------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments          (11,934)                 (9,569)            (36,701)               (9,100)
                                                -----------------------------------------------------------------------------------
     Net Unrealized Gain (Loss) on Foreign
           Currency Transactions                       --                      --                  --                    --
                                                -----------------------------------------------------------------------------------
    NET REALIZED AND UNREALIZED
           GAIN (LOSS) ON INVESTMENTS             (37,286)                 (7,210)            (30,239)              (15,062)
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                   $(31,223)                $(6,032)           $(29,278)             $(13,956)
-----------------------------------------------------------------------------------------------------------------------------------

+ Amount rounds to less than one thousand.
The accompanying notes are an integral part of the financial statements.

April 30, 2002 / ANNUAL REPORT

                                                                                                       STATEMENTS OF OPERATIONS 107



-----------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED APRIL 30, 2002                 BLUE CHIP           CAPITAL GROWTH           MID-CAP              SMALL-CAP
 (000)                                          EQUITY PORTFOLIO         PORTFOLIO        EQUITY PORTFOLIO      EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                    $  3,167             $  1,650               $    793              $  1,077
-----------------------------------------------------------------------------------------------------------------------------------
     Less: Foreign Taxes Withheld                      (10)                 (14)                    --                    (1)
-----------------------------------------------------------------------------------------------------------------------------------
     Interest                                          317                  170                    156                   252
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                         3,474                1,806                    949                 1,328
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment Advisory Fees                        2,059                1,478                    778                 1,190
-----------------------------------------------------------------------------------------------------------------------------------
     Administrator Fees                                383                  279                    132                   198
-----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares                  330                  237                    138                   127
-----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares       91                   59                      8                    95
-----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class B Shares       34                   35                     --                     1
-----------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares               333                  157                     20                   255
-----------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class B Shares               102                  106                     --                     3
-----------------------------------------------------------------------------------------------------------------------------------
     Transfer Agency Fees                               41                   30                     17                    28
-----------------------------------------------------------------------------------------------------------------------------------
     Custodian Fees                                     47                   25                     25                    56
-----------------------------------------------------------------------------------------------------------------------------------
     Professional Fees                                  51                   38                     24                    31
-----------------------------------------------------------------------------------------------------------------------------------
     Registration Fees                                  31                   23                     10                    11
-----------------------------------------------------------------------------------------------------------------------------------
     Printing Fees                                      18                   12                      6                     8
-----------------------------------------------------------------------------------------------------------------------------------
    Trustee Fees                                         7                    5                      2                     3
-----------------------------------------------------------------------------------------------------------------------------------
     Amortization of Deferred
           Organization Costs                           --+                  --                      1                     4
-----------------------------------------------------------------------------------------------------------------------------------
     Miscellaneous Fees                                 20                   15                     10                     8
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                  3,547                2,499                  1,171                 2,018
-----------------------------------------------------------------------------------------------------------------------------------
LESS WAIVERS:
     Investment Advisory Fees                         (266)                (101)                   (67)                  (14)
-----------------------------------------------------------------------------------------------------------------------------------
     Administrator Fees                                (20)                 (15)                    (7)                  (11)
-----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Institutional
           Class Shares                                 --                   --                     --                    --
-----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares      (91)                 (59)                    (8)                  (95)
-----------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares              (182)                 (59)                    (7)                  (96)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL WAIVERS                                    (559)                (234)                   (89)                 (216)
-----------------------------------------------------------------------------------------------------------------------------------
     Less Expense Reimbursement by Advisor              (3)                  --                     (1)                   --+
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL NET EXPENSES                              2,985                2,265                  1,081                 1,802
-----------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME (LOSS)                      489                 (459)                  (132)                 (474)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments        (7,596)             (39,485)               (11,910)               (3,204)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Foreign
           Currency Transactions                        --                   --                     --                    --
-----------------------------------------------------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments           (56,779)             (25,288)                 7,800                10,616
-----------------------------------------------------------------------------------------------------------------------------------
     Net Unrealized Gain (Loss) on Foreign
           Currency Transactions                        --                   --                     --                    --
-----------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
           GAIN (LOSS) ON INVESTMENTS              (64,375)             (64,773)                (4,110)                7,412
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                    $(63,886)            $(65,232)               $(4,242)               $6,938
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED APRIL 30, 2002                       INTERNATIONAL     EMERGING MARKETS
 (000)                                                 EQUITY PORTFOLIO    EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                            $  636               $  157
----------------------------------------------------------------------------------------------------------------------------------
     Less: Foreign Taxes Withheld                            (63)                 (20)
----------------------------------------------------------------------------------------------------------------------------------
     Interest                                                 22                    5
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                 595                  142
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment Advisory Fees                                347                   64
----------------------------------------------------------------------------------------------------------------------------------
     Administrator Fees                                       52                   16
----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares                         41                   --
----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares             11                   10
----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class B Shares             --                   --
----------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares                      30                   26
----------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class B Shares                      --                   --
----------------------------------------------------------------------------------------------------------------------------------
     Transfer Agency Fees                                     12                    8
----------------------------------------------------------------------------------------------------------------------------------
     Custodian Fees                                           95                  107
----------------------------------------------------------------------------------------------------------------------------------
     Professional Fees                                        22                   16
----------------------------------------------------------------------------------------------------------------------------------
     Registration Fees                                        10                    3
----------------------------------------------------------------------------------------------------------------------------------
     Printing Fees                                             1                   --+
----------------------------------------------------------------------------------------------------------------------------------
     Trustee Fees                                              1                   --+
----------------------------------------------------------------------------------------------------------------------------------
     Amortization of Deferred Organization Costs               1                   --
-----------------------------------------------------------------------------------------------------------------------------------
     Miscellaneous Fees                                        5                   --+
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                          628                  250
-----------------------------------------------------------------------------------------------------------------------------------
LESS WAIVERS:
     Investment Advisory Fees                               (112)                 (64)
-----------------------------------------------------------------------------------------------------------------------------------
     Administrator Fees                                       (2)                  --+
-----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees --
           Institutional Class Shares                         --                   --
-----------------------------------------------------------------------------------------------------------------------------------
     Shareholder Servicing Fees -- Class A Shares            (11)                 (10)
-----------------------------------------------------------------------------------------------------------------------------------
     Distribution Fees -- Class A Shares                     (11)                 (10)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL WAIVERS                                          (136)                 (84)
-----------------------------------------------------------------------------------------------------------------------------------
     Less Expense Reimbursement by Advisor                    (1)                 (34)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL NET EXPENSES                                      491                  132
-----------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME (LOSS)                            104                   10
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments              (7,434)              (1,042)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Foreign
           Currency Transactions                             485                  (31)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments                   1,949                1,512
-----------------------------------------------------------------------------------------------------------------------------------
     Net Unrealized Gain (Loss) on Foreign
           Currency Transactions                            (187)                  (7)
-----------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED
           GAIN (LOSS) ON INVESTMENTS                     (5,187)                 432
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                           $(5,083)               $ 442
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  ANNUAL REPORT   /   April 30, 2002

108   STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                     U.S. TREASURY             U.S. GOVERNMENT                   MONEY
 FOR THE YEAR INDICATED                              MONEY MARKET               MONEY MARKET                    MARKET
 (000)                                                 PORTFOLIO                 PORTFOLIO                     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

                                                 05/01/01     05/01/00      05/01/01    05/01/00         05/01/01     05/01/00
                                              to 04/30/02  to 04/30/01   to 04/30/02 to 04/30/01      to 04/30/02  to 04/30/01
                                              -----------  -----------   ----------- -----------      -----------  -----------
OPERATIONS:
     Net Investment Income                    $ 10,518     $ 24,154     $  41,440     $  89,383        $   42,845  $  67,178
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments        26           97           --+            42                34         (2)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments            --           --           --             --                --         --
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS
     FROM OPERATIONS                            10,544       24,251       41,440         89,425            42,879     67,176
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
            Institutional Class Shares          (6,670)     (15,954)     (33,488)       (74,455)          (21,712)   (30,280)
-----------------------------------------------------------------------------------------------------------------------------------
         Class A Shares                           (559)      (1,052)      (2,424)        (7,796)           (7,742)   (16,063)
-----------------------------------------------------------------------------------------------------------------------------------
         Class B Shares                             --           --           --             --                (2)        (2)
-----------------------------------------------------------------------------------------------------------------------------------
         Institutional II Class Shares          (3,289)      (7,189)      (5,528)        (7,292)          (13,389)   (20,897)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                       (10,518)     (24,195)     (41,440)       (89,543)          (42,845)   (67,242)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class Shares:
         Shares Issued                         466,051      693,983    1,809,961      2,374,146         2,527,319  1,209,958
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                         23            8           --             --             1,712      2,618
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                      (475,352)    (713,500)  (1,725,723)    (2,545,310)       (2,184,923)(1,137,812)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                               (9,278)     (19,509)      84,238       (171,164)          344,108     74,764
-----------------------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Shares Issued                          30,179       35,543      154,038        382,422           123,836    220,611
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                        447          764          --+             38             7,648     15,571
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                       (29,821)     (33,340)    (194,408)      (383,258)         (169,143)  (190,507)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                                  805        2,967      (40,370)          (798)          (37,659)    45,675
-----------------------------------------------------------------------------------------------------------------------------------
     Class B Shares:
         Shares Issued                              --           --           --             --                97        103
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
            Distributions                           --           --           --             --                 3          2
         Shares Redeemed                            --           --           --             --               (49)       (23)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                                   --           --           --             --                51         82
-----------------------------------------------------------------------------------------------------------------------------------
     Institutional II Class Shares:
         Shares Issued                         507,157      440,628    1,045,057        531,461         2,294,308  1,807,345
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
          Distributions                             --           --           --              1                --         --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                      (463,193)    (460,064)    (948,855)      (449,663)       (2,201,705)(1,742,150)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL II CLASS SHARE
     TRANSACTIONS                               43,964      (19,436)      96,202         81,799            92,603     65,195
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                   35,491      (35,978)     140,070        (90,163)          399,103    185,716
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS      35,517      (35,922)     140,070        (90,281)          399,137    185,650
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                       390,642      426,564    1,529,572      1,619,853         1,246,604  1,060,954
-----------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                          $  426,159     $390,642   $1,669,642     $1,529,572        $1,645,741 $1,246,604
-----------------------------------------------------------------------------------------------------------------------------------
     ACCUMULATED UNDISTRIBUTED
     NET INVESTMENT INCOME                  $       18     $     --   $       --     $        1        $      --+ $       --
-----------------------------------------------------------------------------------------------------------------------------------

   +  Amount rounds to less than one thousand.
  (1) For share transactions, see Note 9 in Notes to Financial Statements.
  (2) Commenced operations on May 1, 2001.
The accompanying notes are an integral part of the financial statements.

April 30, 2002  /   ANNUAL REPORT


                                                                                        STATEMENT OF CHANGES IN NET ASSETS 108 & 109

------------------------------------------------------------------------------------------------------------------------------------
                                                      TAX-FREE     PENNSYLVANIA TAX-FREE   SHORT-TERM              SHORT-TERM
 FOR THE YEAR INDICATED                             MONEY MARKET        MONEY MARKET        TREASURY                  BOND
 (000)                                                PORTFOLIO        PORTFOLIO            PORTFOLIO               PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                               05/01/01    05/01/00    05/01/01     05/01/01     05/01/00    05/01/01   05/01/00
                                            to 04/30/02 to 04/30/01 to 04/30/02(2) to 04/30/02  to 04/30/01 to 04/30/02 to 04/30/01
                                            ----------- ----------- -----------  ------------ ----------- ----------- -----------
OPERATIONS:
     Net Investment Income                    $ 2,610     $ 4,974       $  531        $ 1,911      $ 2,134      $ 3,375 $  4,658
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments       --          --           --            672          (93)      (1,603)    (500)
------------------------------------------------------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments           --          --           --           (113)       1,489          171    3,665
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS
     FROM OPERATIONS                            2,610       4,974          531          2,470        3,530        1,943    7,823
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
            Institutional Class Shares         (1,200)     (2,289)        (501)        (1,542)      (1,716)      (3,376)  (4,723)
------------------------------------------------------------------------------------------------------------------------------------
         Class A Shares                          (651)     (1,290)          --           (369)        (418)          --       --
------------------------------------------------------------------------------------------------------------------------------------
         Class B Shares                            --           --          --             --           --           --       --
------------------------------------------------------------------------------------------------------------------------------------
         Institutional II Class Shares           (759)     (1,409)         (30)            --           --           --       --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                       (2,610)     (4,988)        (531)        (1,911)      (2,134)      (3,376)  (4,723)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class Shares:
         Shares Issued                         82,024      62,457       79,059         10,879        4,959       18,536   13,135
------------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                        --          --          --+            186          186        1,502    2,308
------------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                      (74,801)    (64,071)     (55,008)       (10,332)      (5,924)     (23,502) (34,638)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                               7,223      (1,614)      24,051            733         (779)      (3,464) (19,195)
------------------------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Shares Issued                         25,344      40,185           --          2,044        1,267           --       --
------------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
          Cash Distributions                      651       1,173           --            347          390           --       --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                      (15,121)    (48,961)          --         (2,989)      (2,880)          --       --
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                              10,874      (7,603)          --           (598)      (1,223)          --       --
-----------------------------------------------------------------------------------------------------------------------------------
     Class B Shares:
         Shares Issued                             --          --           --             --           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
          Distributions                            --          --           --             --           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                           --          --           --             --           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                                  --          --           --             --           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
     Institutional II Class Shares:
         Shares Issued                         98,032      97,949        5,095             --           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
          Distributions                            --          --          --+             --           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                     (109,667)    (89,207)      (3,027)            --           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL II CLASS SHARE
     TRANSACTIONS                             (11,635)      8,742        2,068             --           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                   6,462        (475)      26,119            135       (2,002)      (3,464) (19,195)
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS      6,462        (489)      26,119            694         (606)      (4,897) (16,095)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                      144,403     144,892           --         44,075       44,681       76,090   92,185
------------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                           $150,865    $144,403      $26,119        $44,769      $44,075       $71,19  $76,090
------------------------------------------------------------------------------------------------------------------------------------
     ACCUMULATED UNDISTRIBUTED
     NET INVESTMENT INCOME                   $     --    $     --      $    --        $     2      $    --       $   11  $    --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            MARYLAND                       PENNSYLVANIA
                                                            TAX-FREE                         TAX-FREE
                                                           PORTFOLIO                        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

                                                 05/01/01    05/01/00                 05/01/01     05/01/00
                                              to 04/30/02 to 04/30/01              to 04/30/02  to 04/30/01
                                              ----------- -----------              ------------ -----------
OPERATIONS:
     Net Investment Income                         $ 5,157  $   5,124                   $ 6,948    $ 7,208
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments             3       (140)                    1,392       (828)
------------------------------------------------------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments             2,137      5,146                     3,004       8,093
------------------------------------------------------------------------------------------------------------------------------------

     NET INCREASE IN NET ASSETS
     FROM OPERATIONS                                 7,297     10,130                    11,344      14,473
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
            Institutional Class Shares              (4,044)    (4,026)                   (6,850)     (7,080)
------------------------------------------------------------------------------------------------------------------------------------
         Class A Shares                             (1,077)    (1,085)                      (93)       (125)
------------------------------------------------------------------------------------------------------------------------------------
         Class B Shares                                (36)       (13)                       (5)         (3)
------------------------------------------------------------------------------------------------------------------------------------
         Institutional II Class Shares                  --         --                        --          --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                            (5,157)    (5,124)                   (6,948)     (7,208)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class Shares:
         Shares Issued                              13,932     12,483                    11,394      17,786
------------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                            455        331                       220         134
------------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                            (8,510)   (14,395)                  (16,447)    (24,875)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                    5,877     (1,581)                   (4,833)     (6,955)
------------------------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Shares Issued                              10,002      4,947                       336         631
------------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                            822        832                        69          89
------------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                            (9,286)    (8,082)                     (891)     (1,290)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                                    1,538     (2,303)                     (486)       (570)
------------------------------------------------------------------------------------------------------------------------------------

     Class B Shares:
         Shares Issued                                 606        749                        98          23
------------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
------------------------------------------------------------------------------------------------------------------------------------
         Distributions                                  23          6                         5           2
------------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                              (119)       (70)                       (6)       (141)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                                      510        685                        97        (116)
------------------------------------------------------------------------------------------------------------------------------------
     Institutional II Class Shares:
         Shares Issued                                  --         --                        --          --
------------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
          Distributions                                 --         --                        --          --
------------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                                --         --                        --          --
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL II CLASS SHARE
     TRANSACTIONS                                       --         --                        --           --
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                        7,925     (3,199)                   (5,222)     (7,641)
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS          10,065      1,807                      (826)       (376)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                           115,626    113,819                   163,512     163,888
------------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                                $125,691   $115,626                  $162,686    $163,512
------------------------------------------------------------------------------------------------------------------------------------
     ACCUMULATED UNDISTRIBUTED
     NET INVESTMENT INCOME                        $     --   $     --                  $     21    $     --
------------------------------------------------------------------------------------------------------------------------------------

                                             ANNUAL REPORT   /   April 30, 2002

110   STATEMENTS OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------------------------------------------
                                                     INTERMEDIATE              U.S. GOVERNMENT
                                                         FIXED                       BOND                           INCOME
                                                   INCOME PORTFOLIO               PORTFOLIO                       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

                                                 05/01/01     05/01/00       05/01/01       05/01/00         05/01/01      05/01/00
                                              to 04/30/02  to 04/30/01    to 04/30/02    to 04/30/01      to 04/30/02   to 04/30/01
                                              -----------  -----------    -----------    --------------  ------------   -----------
OPERATIONS:
     Net Investment Income (Loss)                $ 6,774      $ 7,192         $ 6,243     $    8,340       $  17,964     $  23,256
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments      (1,669)        (104)         (1,898)        (2,806)            595         4,749
-----------------------------------------------------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments           1,671        5,660           2,437          9,822           3,291        13,730
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                    6,776       12,748           6,782         15,356          21,850        41,735
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class Shares               (6,779)      (7,185)         (6,074)        (8,213)        (17,378)      (22,728)
-----------------------------------------------------------------------------------------------------------------------------------
         Class A Shares                               --           --            (162)          (128)           (534)         (519)
-----------------------------------------------------------------------------------------------------------------------------------
         Class B Shares                               --           --              --             --             (47)          (25)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Capital Gains
         Institutional Class Shares                  (64)          --              --             --            (576)           --
-----------------------------------------------------------------------------------------------------------------------------------
         Class A Shares                               --           --              --             --             (18)           --
-----------------------------------------------------------------------------------------------------------------------------------
         Class B Shares                               --           --              --             --              (2)           --
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                          (6,843)      (7,185)         (6,236)        (8,341)        (18,555)      (23,272)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class Shares:
         Shares Issued                            21,567       29,395          12,221          7,225          37,445        58,761
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
            Distributions                          1,397        1,428           1,526          2,105          11,581        16,122
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                         (22,193)     (21,409)        (41,045)       (55,031)       (160,519)      (64,197)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                    771        9,414         (27,298)       (45,701)       (111,493)       10,686
-----------------------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Proceeds from Govett Merger                  --           --              --             --              --         3,395
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued                                --           --           2,263            494           4,892           873
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash Distributions  --           --             134             99             463           380
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                              --           --          (1,247)          (545)         (2,926)       (1,839)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                                     --           --           1,150             48           2,429         2,809
-----------------------------------------------------------------------------------------------------------------------------------
     Class B Shares:
         Shares Issued                                --           --              --             --             757           352
------------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash Distributions  --           --              --             --              45            22
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Redeemed                              --           --              --             --             (83)         (119)
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                                     --           --              --             --             719           255
------------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                        771        9,414         (26,148)       (45,653)       (108,345)       13,750
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS           704       14,977         (25,602)       (38,638)       (105,050)       32,213
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                         129,531      114,554         130,574        169,212         381,732       349,519
------------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                              $130,235     $129,531        $104,972       $130,574        $276,682   $   381,732
------------------------------------------------------------------------------------------------------------------------------------
     ACCUMULATED UNDISTRIBUTED
     NET INVESTMENT INCOME                  $          9 $         14     $        49   $         30     $        42   $        37
------------------------------------------------------------------------------------------------------------------------------------

(1) For share transactions, see Note 9 in Notes to Financial Statements. The accompanying notes are an integral part of the financial statements.

April 30, 2002  /   ANNUAL REPORT


                                                                                           STATEMENT OF CHANGES IN NET ASSETS  111

------------------------------------------------------------------------------------------------------------------------------------
         BALANCED                  EQUITY INCOME             VALUE EQUITY               EQUITY INDEX                BLUE CHIP
         PORTFOLIO                    PORTFOLIO               PORTFOLIO                   PORTFOLIO                 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
    05/01/01      05/01/00     05/01/01     05/01/00     05/01/01     05/01/00     05/01/01    05/01/00       05/01/01    05/01/00
 to 04/30/02   to 04/30/01  to 04/30/02  to 04/30/01  to 04/30/02  to 04/30/01  to 04/30/02 to 04/30/01    to 04/30/02 to 04/30/01
 -----------   ----------   ----------   -----------  -----------  -----------  ----------- ----------     ----------- -------------
   $  6,063      $  8,387    $  1,178      $ 1,438      $   961    $     634       $ 1,106  $   1,195       $   489     $   885
------------------------------------------------------------------------------------------------------------------------------------
    (25,352)       (1,234)      2,359        4,220        6,462       21,684        (5,962)    18,307        (7,596)     (8,290)
------------------------------------------------------------------------------------------------------------------------------------

    (11,934)      (36,126)     (9,569)      (1,074)     (36,701)     (46,258)       (9,100)   (34,461)      (56,779)    (35,914)
------------------------------------------------------------------------------------------------------------------------------------

    (31,223)      (28,973)     (6,032)       4,584      (29,278)     (23,940)      (13,956)   (14,959)      (63,886)    (43,319)
------------------------------------------------------------------------------------------------------------------------------------


     (5,385)       (7,298)     (1,115)      (1,379)      (1,005)        (554)       (1,034)    (1,165)         (463)       (744)
------------------------------------------------------------------------------------------------------------------------------------
       (785)         (932)        (66)         (58)         (17)          (7)          (74)       (57)          (71)       (160)
------------------------------------------------------------------------------------------------------------------------------------
       (168)         (189)         --           --           --           --            --         --            --          --

         --       (19,683)       (333)      (6,963)     (20,266)     (53,368)           --    (20,299)           --      (5,532)
------------------------------------------------------------------------------------------------------------------------------------
         --        (2,630)        (21)        (305)        (483)      (1,087)           --     (1,342)           --      (1,799)
------------------------------------------------------------------------------------------------------------------------------------
         --          (817)         --           --          (77)         (94)           --         --            --        (347)
------------------------------------------------------------------------------------------------------------------------------------

     (6,338)      (31,549)     (1,535)      (8,705)     (21,848)     (55,110)       (1,108)   (22,863)         (534)     (8,582)
------------------------------------------------------------------------------------------------------------------------------------



     16,678        28,676       8,422        7,446       27,523       26,226        27,108     18,178        55,009      79,191
------------------------------------------------------------------------------------------------------------------------------------

      5,354        26,844         351        6,812       14,913       37,043           785     21,056           183       5,279
------------------------------------------------------------------------------------------------------------------------------------
    (42,979)      (51,444)     (8,272)     (15,104)     (57,733)    (103,792)      (19,095)   (54,629)      (34,266)    (22,783)
------------------------------------------------------------------------------------------------------------------------------------


    (20,947)        4,076         501         (846)     (15,297)     (40,523)        8,798    (15,395)       20,926      61,687
------------------------------------------------------------------------------------------------------------------------------------


         --            --          --           --           --           --            --         --            --          --
------------------------------------------------------------------------------------------------------------------------------------
      6,799        11,045       2,220        1,306        1,663        2,709         1,042      4,208        10,240      12,829
------------------------------------------------------------------------------------------------------------------------------------
        764         3,444          82          349          376          682            52      1,383            68       1,922
------------------------------------------------------------------------------------------------------------------------------------
     (7,181)       (7,120)       (954)        (655)      (1,830)      (2,450)       (1,387)    (1,229)      (11,620)     (8,382)
------------------------------------------------------------------------------------------------------------------------------------

        382         7,369       1,348        1,000          209          941          (293)     4,362        (1,312)      6,369
------------------------------------------------------------------------------------------------------------------------------------


      2,445         6,166          --           --          456          418            --         --         2,491       6,851
------------------------------------------------------------------------------------------------------------------------------------
        166           996          --           --           77           94            --         --            --         343
------------------------------------------------------------------------------------------------------------------------------------
     (1,816)       (1,217)         --           --          (67)        (103)           --         --        (1,251)     (1,116)
------------------------------------------------------------------------------------------------------------------------------------

        795         5,945          --           --          466          409            --         --         1,240       6,078
------------------------------------------------------------------------------------------------------------------------------------

    (19,770)       17,390       1,849          154      (14,622)     (39,173)        8,505    (11,033)       20,854      74,134
------------------------------------------------------------------------------------------------------------------------------------
    (57,331)      (43,132)     (5,718)      (3,967)     (65,748)    (118,223)       (6,559)   (48,855)      (43,566)     22,233
------------------------------------------------------------------------------------------------------------------------------------

    359,289       402,421      82,859       86,826      318,551      436,774       109,755    158,610       317,824     295,591
------------------------------------------------------------------------------------------------------------------------------------
   $301,958      $359,289     $77,141      $82,859     $252,803    $ 318,551     $ 103,196   $109,755      $274,258    $317,824
------------------------------------------------------------------------------------------------------------------------------------

   $    390      $    667     $    --      $    --     $     17    $      66     $      65   $     65      $     59    $    100
------------------------------------------------------------------------------------------------------------------------------------

                                             ANNUAL REPORT   /   April 30, 2002


112 STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR PERIOD INDICATED                   CAPITAL GROWTH                    MID-CAP                      SMALL-CAP
 (000)                                                  PORTFOLIO                EQUITY PORTFOLIO              EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                05/01/01      5/01/00         05/01/01     05/01/00         05/01/01      05/01/00
                                             to 04/30/02  to 04/30/01      to 04/30/02  to 04/30/01      to 04/30/02   to 04/30/01
                                             -----------  -----------      -----------  -----------      -----------   ------------
OPERATIONS:
     Net Investment Income (Loss)               $   (459)    $    328        $   (132)      $   (202)       $   (474)     $   (164)
                                             --------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments     (39,485)      (8,119)        (11,910)        18,712          (3,204)      (19,926)
                                             --------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Foreign
           Currency Transactions                      --           --              --             --              --            --
                                             --------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments         (25,288)     (49,266)          7,800        (25,227)         10,616         6,427
                                             --------------------------------------------------------------------------------------
     Net Change in Unrealized Appreciation
           (Depreciation) on Foreign
           Currency Transactions                      --           --              --             --              --            --
                                             --------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                  (65,232)     (57,057)         (4,242)        (6,717)          6,938       (13,663)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class Shares                   --         (139)             --             --             (30)           --
                                             --------------------------------------------------------------------------------------
         Class A Shares                               --           (6)             --             --              --            --
                                             --------------------------------------------------------------------------------------
         Class B Shares                               --           --              --             --              --            --
                                             --------------------------------------------------------------------------------------
     Return of Capital
         Institutional Class Shares                   --           --              --             --              --          (460)
                                             --------------------------------------------------------------------------------------
         Class A Shares                               --           --              --             --              --           (69)
                                             --------------------------------------------------------------------------------------
     Net Capital Gains
         Institutional Class Shares                   --      (14,939)             --        (19,593)             --       (13,786)
                                             --------------------------------------------------------------------------------------
         Class A Shares                               --       (4,071)             --           (681)             --        (2,066)
                                             --------------------------------------------------------------------------------------
         Class B Shares                               --       (1,393)             --             --              --            --
                                             --------------------------------------------------------------------------------------

     TOTAL DISTRIBUTIONS                              --      (20,548)             --        (20,274)            (30)      (16,381)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class Shares:
         Proceeds from Govett Merger                 --            --              --             --              --            --
                                             --------------------------------------------------------------------------------------
         Shares Issued                            42,901       61,524          21,532         19,895          39,076        22,505
                                             --------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
            Distributions                             --       13,964              --         18,702              25        14,035
                                             --------------------------------------------------------------------------------------
         Shares Redeemed                         (31,616)     (37,268)        (22,602)        (9,513)        (44,977)       (9,605)
                                             --------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS SHARE
           TRANSACTIONS                           11,285       38,220          (1,070)        29,084          (5,876)       26,935
-----------------------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Proceeds from Govett Merger                  --           --              --             --              --        62,433
                                             --------------------------------------------------------------------------------------
         Shares Issued                             8,628       24,738           3,527          4,094          19,586        95,071
                                             --------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
            Distributions                             --        3,986              --            638              --         2,105
                                             --------------------------------------------------------------------------------------
         Shares Redeemed                          (7,809)     (20,358)         (1,877)          (433)        (13,415)      (98,814)
                                             --------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                                    819        8,366           1,650          4,299           6,171        60,795
-----------------------------------------------------------------------------------------------------------------------------------
     Class B Shares:
         Shares Issued                             2,055        7,594              --             --             665           138
                                             --------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
            Distributions                             --        1,386              --             --              --            --
                                             --------------------------------------------------------------------------------------
         Shares Redeemed                          (1,557)      (1,584)             --             --             (14)          (18)
                                             --------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                                    498        7,396              --             --             651           120
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                     12,602       53,982             580         33,383             946        87,850
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS       (52,630)     (23,623)         (3,662)         6,392           7,854        57,806
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of Period                         236,778      260,401          99,806         93,414         150,473        92,667
-----------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                              $184,148     $236,778         $96,144        $99,806        $158,327      $150,473
-----------------------------------------------------------------------------------------------------------------------------------
     ACCUMULATED UNDISTRIBUTED
     (DISTRIBUTIONS IN EXCESS OF)
     NET INVESTMENT INCOME                      $   (502)    $     --         $    --        $    (1)       $     --      $     80
-----------------------------------------------------------------------------------------------------------------------------------

(1) For share transactions, see Note 9 in Notes to Financial Statements.
(2) The operations of the Portfolio prior to August 12, 2000 are those of the former Govett Fund. See Note 8 in Notes to Financial
    Statements.
The accompanying notes are an integral part of the financial statements.

April 30, 2002  /   ANNUAL REPORT


                                                                                         STATEMENTS OF CHANGES IN NET ASSETS   113

-----------------------------------------------------------------------------------------------------------------------------------
                    INTERNATIONAL EQUITY                                                  EMERGING MARKETS
                        PORTFOLIO(2)                                                     EQUITY PORTFOLIO(2)
-----------------------------------------------------------------------------------------------------------------------------------

      05/01/01             11/01/00           01/01/00                  05/01/01               11/01/00            01/01/00
   to 04/30/02          to 04/30/01         to 10/31/00              to 04/30/02            to 04/30/01          to 10/31/00
   -----------          -----------         ------------             -----------            -----------          -----------

      $   104             $   (23)           $  (182)                    $   10                 $  (10)             $  (103)
-----------------------------------------------------------------------------------------------------------------------------
       (7,434)             (3,104)             3,040                     (1,042)                  (799)               2,110
-----------------------------------------------------------------------------------------------------------------------------

          485                 (59)              (177)                       (31)                    17                  (84)
-----------------------------------------------------------------------------------------------------------------------------

        1,949              (1,812)            (9,740)                     1,512                   (395)              (6,726)
-----------------------------------------------------------------------------------------------------------------------------

         (187)                102                 (3)                       (7)                     7                   16
-----------------------------------------------------------------------------------------------------------------------------


       (5,083)             (4,896)            (7,062)                       442                 (1,180)              (4,787)
-----------------------------------------------------------------------------------------------------------------------------


          (53)               (151)                --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
           (6)                (30)                --                        (26)                    --                   --
-----------------------------------------------------------------------------------------------------------------------------
           --                  --                 --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------

           --                  --                 --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
           --                  --                 --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
           --              (1,990)            (1,227)                        --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
           --                (511)            (1,923)                        --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
           --                  --                 --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------

          (59)             (2,682)            (3,150)                       (26)                    --                   --
-----------------------------------------------------------------------------------------------------------------------------


           --                  --             40,471                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
        4,410               4,875              2,067                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
           32               1,978              1,224                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
       (8,715)             (9,730)            (4,129)                        --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------

       (4,273)             (2,877)            39,633                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------


           --                  --              3,419                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
        2,076              18,154                354                      2,070                    802                1,303
-----------------------------------------------------------------------------------------------------------------------------
            6                 525              1,828                         22                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
       (3,334)            (18,020)            (3,286)                    (3,348)                (1,500)              (5,451)
-----------------------------------------------------------------------------------------------------------------------------

       (1,252)                659              2,315                     (1,256)                  (698)              (4,148)
-----------------------------------------------------------------------------------------------------------------------------


           --                  --                 --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
           --                  --                 --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------
           --                  --                 --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------

           --                  --                 --                         --                     --                   --
-----------------------------------------------------------------------------------------------------------------------------


       (5,525)             (2,218)            41,948                     (1,256)                  (698)              (4,148)
-----------------------------------------------------------------------------------------------------------------------------

      (10,667)             (9,796)            31,736                       (840)                (1,878)              (8,935)
-----------------------------------------------------------------------------------------------------------------------------


       43,077              52,873             21,137                      7,246                  9,124               18,059
-----------------------------------------------------------------------------------------------------------------------------
      $32,410             $43,077            $52,873                     $6,406                 $7,246              $ 9,124
-----------------------------------------------------------------------------------------------------------------------------


      $   432             $   (99)           $    --                     $   --                 $    7              $    --
-----------------------------------------------------------------------------------------------------------------------------

                                                ANNUAL REPORT / April 30, 2002

114   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                                              REALIZED                      DISTRI-
                  NET ASSET                      AND       DISTRIBUTIONS    BUTIONS
                   VALUE,           NET      UNREALIZED       FROM NET      FROM    NET ASSET                     NET ASSETS
                 BEGINNING      INVESTMENT   GAINS(LOSSES)   INVESTMENT    CAPITAL VALUE, END       TOTAL            END OF
                 OF PERIOD        INCOME    ON INVESTMENTS     INCOME       GAINS   OF PERIOD     RETURN(A)       PERIOD (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002              $1.00           0.03         --            (0.03)         --     $1.00          2.59%          $  249,882
-----------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.05         --            (0.05)         --      1.00          5.58              259,145
-----------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.05         --            (0.05)         --      1.00          4.73              278,568
-----------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.04         --            (0.04)         --      1.00          4.58              289,930
-----------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.05         --            (0.05)         --      1.00          5.08              262,687
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002              $1.00           0.02         --            (0.02)         --     $1.00          2.35%           $  22,394
-----------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.05         --            (0.05)         --      1.00          5.34               21,587
-----------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.04         --            (0.04)         --      1.00          4.49               18,618
-----------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.04         --            (0.04)         --      1.00          4.33               19,632
-----------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.05         --            (0.05)         --      1.00          4.77               35,302
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL II CLASS SHARES
  2002              $1.00           0.02         --            (0.02)         --     $1.00          2.51%          $  153,883
-----------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.05         --            (0.05)         --      1.00          5.50              109,910
-----------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.05         --            (0.05)         --      1.00          4.66              129,378
-----------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.04         --            (0.04)         --      1.00          4.53              139,253
-----------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.05         --            (0.05)         --      1.00          4.99               94,844
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Government Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002              $1.00           0.03         --            (0.03)         --     $1.00          2.63%          $1,327,751
-----------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.06         --            (0.06)         --      1.00          6.00            1,243,512
-----------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.05         --            (0.05)         --      1.00          5.16            1,414,772
-----------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.05         --            (0.05)         --      1.00          5.00            1,428,064
-----------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.05         --            (0.05)         --      1.00          5.42            1,285,840
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002              $1.00           0.02         --            (0.02)         --     $1.00          2.39%          $   79,396
-----------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.06         --            (0.06)         --      1.00          5.75              119,725
-----------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.05         --            (0.05)         --      1.00          4.92              120,578
-----------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.05         --            (0.05)         --      1.00          4.75              104,037
-----------------------------------------------------------------------------------------------------------------------------------
  1998(1)            1.00           0.04         --            (0.04)         --      1.00          5.19**             78,265
-----------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002              $1.00           0.02        --^            (0.02)         --     $1.00          2.55%          $  262,495
-----------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.06         --            (0.06)         --      1.00          5.92              166,335
-----------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.05         --            (0.05)         --      1.00          5.08               84,503
-----------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.05         --            (0.05)         --      1.00          4.95              142,144
-----------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.05         --            (0.05)         --      1.00          5.33               91,629
-----------------------------------------------------------------------------------------------------------------------------------

Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002              $1.00           0.03         --            (0.03)         --     $1.00          2.78%          $  928,089
-----------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.06         --            (0.06)         --      1.00          6.17              583,964
-----------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.05         --            (0.05)         --      1.00          5.37              509,229
-----------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.05         --            (0.05)         --      1.00          5.17              527,132
-----------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.05         --            (0.05)         --      1.00          5.55              226,439
-----------------------------------------------------------------------------------------------------------------------------------


                                                         Ratio
                                      Ratio of Net    of Expenses
                     Ratio of          Investment      to Average
                     Expenses            Income        Net Assets
                    to Average         to Average     (Excluding)
                    Net Assets         Net Assets      Waivers)
----------------------------------------------------------------

U.S. Treasury Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002                 0.46%             2.53%           0.58%
----------------------------------------------------------------
  2001                 0.47              5.44            0.60
----------------------------------------------------------------
  2000                 0.45              4.63            0.58
----------------------------------------------------------------
  1999                 0.45              4.47            0.59
----------------------------------------------------------------
  1998                 0.40              4.96            0.48
----------------------------------------------------------------

CLASS A SHARES
  2002                 0.69%             2.28%           0.84%
----------------------------------------------------------------
  2001                 0.70              5.19            0.85
----------------------------------------------------------------
  2000                 0.68              4.34            0.83
----------------------------------------------------------------
  1999                 0.69              4.31            0.84
----------------------------------------------------------------
  1998                 0.70              4.66            0.85
----------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002                 0.53%             2.43%           0.59%
----------------------------------------------------------------
  2001                 0.54              5.34            0.60
----------------------------------------------------------------
  2000                 0.52              4.58            0.58
----------------------------------------------------------------
  1999                 0.50              4.39            0.56
----------------------------------------------------------------
  1998                 0.48              4.88            0.54
----------------------------------------------------------------

U.S. Government Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002                 0.42%             2.56%           0.60%
----------------------------------------------------------------
  2001                 0.40              5.82            0.58
----------------------------------------------------------------
  2000                 0.41              5.05            0.59
----------------------------------------------------------------
  1999                 0.40              4.86            0.59
----------------------------------------------------------------
  1998                 0.35              5.29            0.49
----------------------------------------------------------------

CLASS A SHARES
  2002                 0.65%             2.46%           0.85%
----------------------------------------------------------------
  2001                 0.63              5.62            0.83
----------------------------------------------------------------
  2000                 0.64              4.85            0.84
----------------------------------------------------------------
  1999                 0.64              4.62            0.84
----------------------------------------------------------------
  1998(1)              0.67*             4.98*           0.87*
----------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002                 0.49%             2.35%           0.60%
----------------------------------------------------------------
  2001                 0.47              5.69            0.58
----------------------------------------------------------------
  2000                 0.48              4.91            0.59
----------------------------------------------------------------
  1999                 0.45              4.76            0.56
----------------------------------------------------------------
  1998                 0.44              5.21            0.55
----------------------------------------------------------------

Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002                  0.40%             2.56%           0.60%
----------------------------------------------------------------
  2001                  0.38              5.97            0.58
----------------------------------------------------------------
  2000                  0.38              5.25            0.58
----------------------------------------------------------------
  1999                  0.38              5.01            0.60
----------------------------------------------------------------
  1998                  0.33              5.41            0.50
----------------------------------------------------------------

 *  Annualized.
 ** Not Annualized.
  ^ Amount rounds to less than $0.01.
(A) Total return figures do not include the effect of any front-end or deferred sales load.
(1)  Commenced operations on July 7, 1997.
(2)  Commenced operations on January 22, 1999.
(3)  Commenced operations on May 1, 2001.
(4)  Commenced operations on May 11, 2001.
The accompanying notes are an integral part of the financial statements.

April 30, 2002  /   ANNUAL REPORT

                                                                                                          FINANCIAL HIGHLIGHTS   115

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED



                                              REALIZED                     DISTRI-
                  NET ASSET                      AND       DISTRIBUTIONS   BUTIONS
                   VALUE,           NET      UNREALIZED       FROM NET     FROM     NET ASSET                     NET ASSETS
                 BEGINNING      INVESTMENT   GAINS(LOSSES)   INVESTMENT   CAPITAL  VALUE, END       TOTAL            END OF
                 OF PERIOD        INCOME    ON INVESTMENTS     INCOME      GAINS    OF PERIOD     RETURN(A)       PERIOD (000)
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio (CONTINUED)
CLASS A SHARES
  2002              $1.00           0.03         --            (0.03)         --     $1.00          2.55%          $  259,095
------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.06         --            (0.06)         --      1.00          5.93              296,748
------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.05         --            (0.05)         --      1.00          5.13              251,140
------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.05         --            (0.05)         --      1.00          4.91              246,496
------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.05         --            (0.05)         --      1.00          5.25              188,048
------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
  2002              $1.00           0.02         --            (0.02)         --     $1.00          1.85%          $      156
------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.05         --            (0.05)         --      1.00          5.21                  105
------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.04         --            (0.04)         --      1.00          4.41                   23
------------------------------------------------------------------------------------------------------------------------------
  1999(2)            1.00           0.01         --            (0.01)         --      1.00          3.86**                 22
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002              $1.00           0.03         --            (0.03)         --     $1.00          2.71%          $  458,401
------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.06         --            (0.06)         --      1.00          6.09              365,787
------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.05         --            (0.05)         --      1.00          5.30              300,562
------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.05         --            (0.05)         --      1.00          5.11              229,046
------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.05         --            (0.05)         --      1.00          5.47               82,293
------------------------------------------------------------------------------------------------------------------------------

Tax-Free Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002              $1.00           0.02         --            (0.02)         --     $1.00          1.77%          $   69,275
------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.04         --            (0.04)         --      1.00          3.73               62,052
------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.03         --            (0.03)         --      1.00          3.17               63,666
------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.03         --            (0.03)         --      1.00          2.99               77,896
------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.03         --            (0.03)         --      1.00          3.45               90,446
------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002              $1.00           0.02         --            (0.02)         --     $1.00          1.54%          $   49,232
------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.03         --            (0.03)         --      1.00          3.50               38,358
------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.03         --            (0.03)         --      1.00          2.94               45,970
------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.03         --            (0.03)         --      1.00          2.74               33,509
------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.03         --            (0.03)         --      1.00          3.16               25,144
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002              $1.00           0.02         --            (0.02)         --     $1.00          1.70%          $   32,358
------------------------------------------------------------------------------------------------------------------------------
  2001               1.00           0.04         --            (0.04)         --      1.00          3.66               43,993
------------------------------------------------------------------------------------------------------------------------------
  2000               1.00           0.03         --            (0.03)         --      1.00          3.10               35,256
------------------------------------------------------------------------------------------------------------------------------
  1999               1.00           0.03         --            (0.03)         --      1.00          2.94               43,575
------------------------------------------------------------------------------------------------------------------------------
  1998               1.00           0.03         --            (0.03)         --      1.00          3.37               29,474
------------------------------------------------------------------------------------------------------------------------------

Pennsylvania Tax-Free Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002(3)           $1.00           0.02         --            (0.02)         --     $1.00          1.54%**        $   24,051
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002(4)           $1.00           0.01         --            (0.01)         --     $1.00          1.46%**        $    2,068
------------------------------------------------------------------------------------------------------------------------------


                                                     Ratio
                                  Ratio of Net    of Expenses
                 Ratio of          Investment      to Average
                 Expenses            Income        Net Assets
                to Average         to Average     (Excluding)
                Net Assets         Net Assets      Waivers)
------------------------------------------------------------

Money Market Portfolio (CONTINUED)
CLASS A SHARES
  2002             0.62%             2.54%           0.85%
------------------------------------------------------------
  2001             0.61              5.75            0.83
------------------------------------------------------------
  2000             0.61              5.02            0.83
------------------------------------------------------------
  1999             0.62              4.79            0.85
------------------------------------------------------------
  1998             0.62              5.13            0.85
------------------------------------------------------------

CLASS B SHARES
  2002             1.32%             1.64%           1.45%
------------------------------------------------------------
  2001             1.30              4.80            1.43
------------------------------------------------------------
  2000             1.31              4.39            1.44
------------------------------------------------------------
  1999(2)          1.30*             3.76*           1.44*
------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002             0.46%             2.67%           0.60%
------------------------------------------------------------
  2001             0.45              5.86            0.58
------------------------------------------------------------
  2000             0.45              5.20            0.58
------------------------------------------------------------
  1999             0.43              4.97            0.57
------------------------------------------------------------
  1998             0.41              5.33            0.55
------------------------------------------------------------

Tax-Free Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002             0.37%             1.73%           0.61%
------------------------------------------------------------
  2001             0.36              3.67            0.59
------------------------------------------------------------
  2000             0.37              3.12            0.60
------------------------------------------------------------
  1999             0.36              2.95            0.60
------------------------------------------------------------
  1998             0.32              3.39            0.51
------------------------------------------------------------

CLASS A SHARES
  2002             0.60%             1.49%           0.86%
------------------------------------------------------------
  2001             0.59              3.46            0.84
------------------------------------------------------------
  2000             0.60              2.90            0.85
------------------------------------------------------------
  1999             0.60              2.66            0.85
------------------------------------------------------------
  1998             0.61              3.11            0.86
------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002             0.44%             1.74%           0.61%
------------------------------------------------------------
  2001             0.43              3.53            0.59
------------------------------------------------------------
  2000             0.44              3.04            0.60
------------------------------------------------------------
  1999             0.41              2.87            0.57
------------------------------------------------------------
  1998             0.40              3.31            0.56
------------------------------------------------------------

Pennsylvania Tax-Free Money Market Portfolio
INSTITUTIONAL CLASS SHARES
  2002(3)         0.57%*            1.51%*          0.76%*
------------------------------------------------------------

INSTITUTIONAL II CLASS SHARES
  2002(4)         0.57%*            1.45%*          0.86%*
----------------------------------------------------------


                                            ANNUAL REPORT  /   April 30, 2002

116   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                                              REALIZED                    DISTRI-
                  NET ASSET                      AND       DISTRIBUTIONS  BUTIONS
                   VALUE,           NET      UNREALIZED       FROM NET     FROM         NET ASSET                       NET ASSETS
                 BEGINNING      INVESTMENT   GAINS(LOSSES)   INVESTMENT   CAPITAL      VALUE, END       TOTAL              END OF
                 OF PERIOD        INCOME    ON INVESTMENTS     INCOME      GAINS        OF PERIOD     RETURN(A)        PERIOD (000)
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $10.18           0.44          0.13         (0.44)        --          $10.31          5.71%            $ 36,404
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.86           0.49          0.32         (0.49)        --           10.18          8.45               35,215
------------------------------------------------------------------------------------------------------------------------------------
  2000              10.03           0.46         (0.15)        (0.46)     (0.02)           9.86          3.11               34,877
------------------------------------------------------------------------------------------------------------------------------------
  1999              10.05           0.48          0.03         (0.48)     (0.05)          10.03          5.24               34,088
------------------------------------------------------------------------------------------------------------------------------------
  1998               9.96           0.53          0.10         (0.53)     (0.01)          10.05          6.48               24,929
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $10.17           0.42          0.13         (0.42)        --          $10.30          5.51%            $  8,365
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.85           0.47          0.32         (0.47)        --           10.17          8.24                8,860
------------------------------------------------------------------------------------------------------------------------------------
  2000              10.03           0.44         (0.16)        (0.44)     (0.02)           9.85          2.80                9,804
------------------------------------------------------------------------------------------------------------------------------------
  1999              10.05           0.47          0.03         (0.47)     (0.05)          10.03          5.04               14,006
------------------------------------------------------------------------------------------------------------------------------------
  1998               9.96           0.52          0.09         (0.51)     (0.01)          10.05          6.23               14,410
------------------------------------------------------------------------------------------------------------------------------------

Short-Term Bond Portfolio
INSTITUTIONAL CLASS SHARES
  2002               9.99           0.45         (0.19)        (0.45)        --          $ 9.80          2.65%            $ 71,193
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.63           0.55          0.36         (0.55)        --            9.99          9.70               76,090
------------------------------------------------------------------------------------------------------------------------------------
  2000               9.94           0.50         (0.30)        (0.50)     (0.01)           9.63          2.01               92,185
------------------------------------------------------------------------------------------------------------------------------------
  1999               9.95           0.51         (0.01)        (0.51)        --            9.94          5.15              111,127
------------------------------------------------------------------------------------------------------------------------------------
  1998               9.96           0.09         (0.01)        (0.09)        --            9.95          0.82+             131,669
------------------------------------------------------------------------------------------------------------------------------------
  1998++             9.95           0.57          0.01         (0.57)        --            9.96          5.98              133,544
------------------------------------------------------------------------------------------------------------------------------------

Maryland Tax-Free Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $ 9.91           0.43          0.18         (0.43)        --          $10.09          6.27%            $ 97,759
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.48           0.44          0.43         (0.44)        --            9.91          9.34               90,210
------------------------------------------------------------------------------------------------------------------------------------
  2000              10.21           0.44         (0.69)        (0.44)     (0.04)           9.48         (2.37)              87,845
------------------------------------------------------------------------------------------------------------------------------------
  1999              10.14           0.45          0.14         (0.45)     (0.07)          10.21          5.86               95,046
------------------------------------------------------------------------------------------------------------------------------------
  1998               9.87           0.47          0.33         (0.47)     (0.06)          10.14          8.15               83,215
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $ 9.90           0.42          0.18         (0.42)        --          $10.08          6.13%            $ 26,666
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.48           0.43          0.42         (0.43)        --            9.90          9.09               24,671
------------------------------------------------------------------------------------------------------------------------------------
  2000              10.21           0.43         (0.69)        (0.43)     (0.04)           9.48         (2.50)              25,924
------------------------------------------------------------------------------------------------------------------------------------
  1999              10.14           0.43          0.14         (0.43)     (0.07)          10.21          5.69               32,395
------------------------------------------------------------------------------------------------------------------------------------
  1998               9.87           0.44          0.34         (0.45)     (0.06)          10.14          7.91               25,283
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
  2002             $ 9.91           0.35          0.18         (0.35)        --          $10.09          5.37%            $  1,266
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.48           0.36          0.43         (0.36)        --            9.91          8.47                  745
------------------------------------------------------------------------------------------------------------------------------------
  2000(1)            9.75           1.51         (0.23)        (1.51)     (0.04)           9.48         13.17+                  50
------------------------------------------------------------------------------------------------------------------------------------


                                                      Ratio
                                   Ratio of Net    of Expenses
                  Ratio of          Investment      to Average
                  Expenses            Income        Net Assets     Portfolio
                 to Average         to Average     (Excluding)     Turnover
                 Net Assets         Net Assets      Waivers)        Rate
-------------------------------------------------------------------------------

Short-Term Treasury Portfolio
INSTITUTIONAL CLASS SHARES
  2002               0.63%             4.30%           0.75%        65.56%
-------------------------------------------------------------------------------
  2001               0.64              4.93            0.73         80.00
-------------------------------------------------------------------------------
  2000               0.64              4.60            0.73         80.49
-------------------------------------------------------------------------------
  1999               0.63              4.79            0.72         70.64
-------------------------------------------------------------------------------
  1998               0.55              5.26            0.60        124.24
-------------------------------------------------------------------------------

CLASS A SHARES
  2002               0.82%             4.11%           1.15%        65.56%
-------------------------------------------------------------------------------
  2001               0.83              4.74            1.13         80.00
-------------------------------------------------------------------------------
  2000               0.82              4.39            1.12         80.49
-------------------------------------------------------------------------------
  1999               0.82              4.61            1.12         70.64
-------------------------------------------------------------------------------
  1998               0.78              5.02            1.07        124.24
-------------------------------------------------------------------------------

Short-Term Bond Portfolio
INSTITUTIONAL CLASS SHARES
  2002               0.97%             4.54%           1.13%        79.12%
-------------------------------------------------------------------------------
  2001               0.97              5.52            1.11        107.45
-------------------------------------------------------------------------------
  2000               0.97              5.09            1.11         65.58
-------------------------------------------------------------------------------
  1999               0.97              5.14            1.11         91.22
-------------------------------------------------------------------------------
  1998               0.97**            5.14**          1.16**      108.18
-------------------------------------------------------------------------------
  1998++             0.82              5.78            1.01        135.00
-------------------------------------------------------------------------------

Maryland Tax-Free Portfolio
INSTITUTIONAL CLASS SHARES
  2002               0.81%             4.29%           1.01%         8.72%
-------------------------------------------------------------------------------
  2001               0.81              4.50            1.00         28.94
-------------------------------------------------------------------------------
  2000               0.81              4.57            1.00         24.29
-------------------------------------------------------------------------------
  1999               0.76              4.35            0.99         30.83
-------------------------------------------------------------------------------
  1998               0.68              4.62            0.77         22.40
-------------------------------------------------------------------------------

CLASS A SHARES
  2002               0.94%             4.16%           1.31%         8.72%
-------------------------------------------------------------------------------
  2001               0.94              4.38            1.30         28.94
-------------------------------------------------------------------------------
  2000               0.94              4.43            1.30         24.29
-------------------------------------------------------------------------------
  1999               0.93              4.18            1.29         30.83
-------------------------------------------------------------------------------
  1998               0.90              4.39            1.15         22.40
-------------------------------------------------------------------------------

CLASS B SHARES
  2002               1.69%             3.40%           1.86%         8.72%
-------------------------------------------------------------------------------
  2001               1.69              3.57            1.85         28.94
-------------------------------------------------------------------------------
  2000(1)            1.68**            3.82**          1.85**       24.29
-------------------------------------------------------------------------------

  +  Not Annualized.
 ++  Period ended February 28.
  *  Amount rounds to less than $0.01.
 **  Annualized.
(A) Total return figures do not include the effect of any front-end or deferred sales load.
(1) Commenced operations on September 1, 1999.
(2) Commenced operations on March 23, 1998.
(3) Commenced operations on April 1, 1998.

 The accompanying notes are an integral part of the financial statements.

April 30, 2002  /   ANNUAL REPORT

                                                     FINANCIAL HIGHLIGHTS   117

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                                              REALIZED                    DISTRI-
                  NET ASSET                      AND       DISTRIBUTIONS  BUTIONS
                   VALUE,           NET      UNREALIZED       FROM NET     FROM         NET ASSET                       NET ASSETS
                 BEGINNING      INVESTMENT   GAINS(LOSSES)   INVESTMENT   CAPITAL      VALUE, END       TOTAL              END OF
                 OF PERIOD        INCOME    ON INVESTMENTS     INCOME      GAINS        OF PERIOD     RETURN(A)         PERIOD (000
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Portfolio
INSTITUTIONAL CLASS SHARES
  2002            $  9.81           0.42        0.27         (0.42)           --       $10.08          7.18%            $160,333
-----------------------------------------------------------------------------------------------------------------------------------
  2001               9.38           0.42        0.43         (0.42)           --         9.81          9.25              160,833
-----------------------------------------------------------------------------------------------------------------------------------
  2000              10.23           0.42       (0.81)        (0.42)        (0.04)        9.38         (3.88)             160,664
-----------------------------------------------------------------------------------------------------------------------------------
  1999              10.14           0.41        0.15         (0.41)        (0.06)       10.23          5.56              224,480
-----------------------------------------------------------------------------------------------------------------------------------
  1998              10.28           0.07       (0.14)        (0.07)           --        10.14         (0.66)+            215,182
-----------------------------------------------------------------------------------------------------------------------------------
  1998++            10.09           0.40        0.19         (0.40)           --        10.28          6.68              195,322
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002            $  9.80           0.41        0.27         (0.41)           --       $10.07          7.03%            $  2,177
-----------------------------------------------------------------------------------------------------------------------------------
  2001               9.38           0.41        0.42         (0.41)           --         9.80          8.99                2,603
-----------------------------------------------------------------------------------------------------------------------------------
  2000              10.22           0.40       (0.80)        (0.40)        (0.04)        9.38         (3.95)               3,036
-----------------------------------------------------------------------------------------------------------------------------------
  1999              10.13           0.39        0.15         (0.39)        (0.06)       10.22          5.39                3,820
-----------------------------------------------------------------------------------------------------------------------------------
  1998(2)           10.26           0.04       (0.13)        (0.04)           --        10.13         (0.94)+              2,577
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------------------
  2002            $  9.82           0.34        0.27         (0.34)           --       $10.09          6.26%            $    176
-----------------------------------------------------------------------------------------------------------------------------------
  2001               9.39           0.34        0.43         (0.34)           --         9.82          8.30                   76
-----------------------------------------------------------------------------------------------------------------------------------
  2000(1)            9.71           1.20       (0.28)        (1.20)        (0.04)        9.39          9.37 +                188
-----------------------------------------------------------------------------------------------------------------------------------

Intermediate Fixed Income Portfolio
INSTITUTIONAL CLASS SHARES
  2002            $  9.85           0.51       (0.01)        (0.51)           --*      $ 9.84          5.18%            $130,235
-----------------------------------------------------------------------------------------------------------------------------------
  2001               9.42           0.55        0.43         (0.55)           --         9.85         10.72              129,531
-----------------------------------------------------------------------------------------------------------------------------------
  2000               9.93           0.53       (0.50)        (0.53)        (0.01)        9.42          0.32              114,554
-----------------------------------------------------------------------------------------------------------------------------------
  1999              10.00           0.55       (0.02)        (0.55)        (0.05)        9.93          5.40              100,419
-----------------------------------------------------------------------------------------------------------------------------------
  1998               9.80           0.60        0.23         (0.60)        (0.03)       10.00          8.65               84,328
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Government Bond Portfolio
INSTITUTIONAL CLASS SHARES
  2002            $  9.72           0.51        0.03         (0.51)           --       $ 9.75          5.65%            $101,291
-----------------------------------------------------------------------------------------------------------------------------------
  2001               9.27           0.53        0.45         (0.53)           --         9.72         10.88              128,041
-----------------------------------------------------------------------------------------------------------------------------------
  2000               9.78           0.51       (0.51)        (0.51)           --         9.27          0.04              166,837
-----------------------------------------------------------------------------------------------------------------------------------
  1999               9.85           0.54       (0.07)        (0.54)           --         9.78          4.82              255,329
-----------------------------------------------------------------------------------------------------------------------------------
  1998               9.85           0.10          --         (0.10)           --         9.85          1.02+             265,616
-----------------------------------------------------------------------------------------------------------------------------------
  1998++             9.82           0.67        0.03         (0.67)           --         9.85          7.40              264,565
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002            $  9.73           0.50        0.03         (0.50)           --       $ 9.76          5.53%            $  3,681
-----------------------------------------------------------------------------------------------------------------------------------
  2001               9.28           0.52        0.45         (0.52)           --         9.73         10.72                2,533
-----------------------------------------------------------------------------------------------------------------------------------
  2000               9.79           0.50       (0.51)        (0.50)           --         9.28         (0.09)               2,375
-----------------------------------------------------------------------------------------------------------------------------------
  1999               9.85           0.54       (0.06)        (0.54)           --         9.79          4.93                2,240
-----------------------------------------------------------------------------------------------------------------------------------
  1998(3)            9.88           0.81       (0.03)        (0.81)           --         9.85          7.86+                  30
-----------------------------------------------------------------------------------------------------------------------------------



                                                    RATIO
                               RATIO OF NET      OF EXPENSES
                  RATIO OF      INVESTMENT        TO AVERAGE
                  EXPENSES        INCOME          NET ASSETS         PORTFOLIO
                 TO AVERAGE     TO AVERAGE       (EXCLUDING)         TURNOVER
                 NET ASSETS     NET ASSETS         WAIVERS)           RATE
------------------------------------------------------------------------------

Pennsylvania Tax-Free Portfolio
INSTITUTIONAL CLASS SHARES
  2002              0.95%         4.22%           1.00%              16.15%
------------------------------------------------------------------------------
  2001              0.96          4.38            1.00               25.67
------------------------------------------------------------------------------
  2000              0.96          4.32            1.00               30.92
------------------------------------------------------------------------------
  1999              0.92          4.01            1.00               43.46
------------------------------------------------------------------------------
  1998              0.84**        3.84**          0.91**              3.50
------------------------------------------------------------------------------
  1998++            0.80          4.43            1.00               57.00
------------------------------------------------------------------------------

CLASS A SHARES
  2002              1.09%         4.08%           1.30%              16.15%
------------------------------------------------------------------------------
  2001              1.09          4.24            1.29               25.67
------------------------------------------------------------------------------
  2000              1.09          4.23            1.29               30.92
------------------------------------------------------------------------------
  1999              1.10          3.84            1.30               43.46
------------------------------------------------------------------------------
  1998(2)           1.01**        3.72**          1.24**              3.50
------------------------------------------------------------------------------

CLASS B SHARES
  2002              1.84%         3.33%           1.85%              16.15%
------------------------------------------------------------------------------
  2001              1.84          3.52            1.84               25.67
------------------------------------------------------------------------------
  2000(1)           1.84**        3.63**          1.84**             30.92
------------------------------------------------------------------------------

Intermediate Fixed Income Portfolio
  2002              0.82%         5.11%           0.97%              83.47%
------------------------------------------------------------------------------
  2001              0.80          5.75            0.95               36.26
------------------------------------------------------------------------------
  2000              0.81          5.52            0.96               29.28
------------------------------------------------------------------------------
  1999              0.77          5.49            0.95               52.87
------------------------------------------------------------------------------
  1998              0.69          6.02            0.87               41.63
------------------------------------------------------------------------------

U.S. Government Bond Portfolio
INSTITUTIONAL CLASS SHARES
  2002              0.96%         5.22%           1.10%              36.05%
------------------------------------------------------------------------------
  2001              0.96          5.62            1.09               36.75
------------------------------------------------------------------------------
  2000              0.96          5.38            1.09                6.62
------------------------------------------------------------------------------
  1999              0.93          5.43            1.10              102.27
------------------------------------------------------------------------------
  1998              0.88**        6.04**          1.06**             13.77
------------------------------------------------------------------------------
  1998++            0.79          6.88            0.98              431.00
------------------------------------------------------------------------------

CLASS A SHARES
  2002              1.10%         5.05%           1.40%              36.05%
------------------------------------------------------------------------------
  2001              1.10          5.47            1.40               36.75
------------------------------------------------------------------------------
  2000              1.10          5.26            1.40                6.62
------------------------------------------------------------------------------
  1999              1.12          5.11            1.41              102.27
------------------------------------------------------------------------------
  1998(3)           1.05**        6.02**          1.33**             13.77
------------------------------------------------------------------------------


                                        ANNUAL REPORT  /   April 30, 2002

118   FINANCIAL HIGHLIGHTS




FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                                               REALIZED                      DISTRI-
                   NET ASSET                      AND       DISTRIBUTIONS    BUTIONS
                    VALUE,           NET      UNREALIZED      FROM NET        FROM         NET ASSET                    NET ASSETS
                  BEGINNING      INVESTMENT   GAINS(LOSSES)  INVESTMENT      CAPITAL      VALUE, END       TOTAL           END OF
                  OF PERIOD        INCOME    ON INVESTMENTS    INCOME         GAINS        OF PERIOD     RETURN(A)      PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------------
Income Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $ 9.96           0.54          0.08         (0.53)         (0.02)         $10.03          6.33%        $263,802
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.51           0.60          0.45         (0.60)            --            9.96         11.28          372,036
------------------------------------------------------------------------------------------------------------------------------------
  2000              10.08           0.56         (0.57)        (0.56)            --            9.51         (0.01)         343,260
------------------------------------------------------------------------------------------------------------------------------------
  1999              10.25           0.59         (0.17)        (0.59)            --           10.08          4.22          356,482
------------------------------------------------------------------------------------------------------------------------------------
  1998               9.82           0.61          0.43         (0.61)            --           10.25         10.84          322,304
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $10.08           0.54          0.09         (0.53)         (0.02)         $10.16          6.30%        $ 11,459
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.62           0.58          0.47         (0.59)            --           10.08         11.19            8,991
------------------------------------------------------------------------------------------------------------------------------------
  2000              10.20           0.56         (0.58)        (0.56)            --            9.62         (0.18)           5,830
------------------------------------------------------------------------------------------------------------------------------------
  1999              10.37           0.58         (0.16)        (0.59)            --           10.20          4.08            8,573
------------------------------------------------------------------------------------------------------------------------------------
  1998               9.94           0.58          0.44         (0.59)            --           10.37         10.47            6,889
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
  2002             $ 9.96           0.45          0.09         (0.45)         (0.02)         $10.03          5.44%        $  1,421
------------------------------------------------------------------------------------------------------------------------------------
  2001               9.51           0.51          0.45         (0.51)            --            9.96         10.35              705
------------------------------------------------------------------------------------------------------------------------------------
  2000              10.08           0.48         (0.57)        (0.48)            --            9.51         (0.85)             429
------------------------------------------------------------------------------------------------------------------------------------
  1999(1)           10.40           0.35         (0.32)        (0.35)            --           10.08          0.35+             280
------------------------------------------------------------------------------------------------------------------------------------

Balanced Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $14.47           0.26         (1.55)        (0.27)            --          $12.91         (8.98%)       $248,726
------------------------------------------------------------------------------------------------------------------------------------
  2001              16.90           0.35         (1.48)        (0.35)         (0.95)          14.47         (6.93)         300,818
------------------------------------------------------------------------------------------------------------------------------------
  2000              14.64           0.28          2.90         (0.26)         (0.66)          16.90         22.39          348,332
------------------------------------------------------------------------------------------------------------------------------------
  1999              13.24           0.28          2.03         (0.28)         (0.63)          14.64         18.17          118,395
------------------------------------------------------------------------------------------------------------------------------------
  1998              11.43           0.30          3.04         (0.30)         (1.23)          13.24         30.95           96,858
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $14.40           0.24         (1.52)        (0.26)            --          $12.86         (8.97%)       $ 39,276
------------------------------------------------------------------------------------------------------------------------------------
  2001              16.84           0.32         (1.48)        (0.33)         (0.95)          14.40         (7.06)          43,644
------------------------------------------------------------------------------------------------------------------------------------
  2000              14.59           0.28          2.88         (0.25)         (0.66)          16.84         22.26           43,098
------------------------------------------------------------------------------------------------------------------------------------
  1999              13.20           0.26          2.02         (0.26)         (0.63)          14.59         17.97           26,927
------------------------------------------------------------------------------------------------------------------------------------
  1998              11.40           0.27          3.04         (0.28)         (1.23)          13.20         30.67           15,074
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
  2002             $14.38           0.14         (1.52)        (0.16)            --          $12.84         (9.66%)       $ 13,956
------------------------------------------------------------------------------------------------------------------------------------
  2001              16.82           0.20         (1.47)        (0.22)         (0.95)          14.38         (7.78)          14,827
------------------------------------------------------------------------------------------------------------------------------------
  2000              14.60           0.16          2.87         (0.15)         (0.66)          16.82         21.32           10,991
------------------------------------------------------------------------------------------------------------------------------------
  1999(1)           12.58           0.16          2.67         (0.18)         (0.63)          14.60         23.13+           2,479
------------------------------------------------------------------------------------------------------------------------------------

Equity Income Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $11.34           0.16         (0.99)        (0.16)         (0.05)         $10.30         (7.34)%        $72,005
------------------------------------------------------------------------------------------------------------------------------------
  2001              12.00           0.20          0.42         (0.20)         (1.08)          11.34          5.42           78,666
------------------------------------------------------------------------------------------------------------------------------------
  2000              12.05           0.20          0.38         (0.20)         (0.43)          12.00          5.40           83,473
------------------------------------------------------------------------------------------------------------------------------------
  1999              12.52           0.25          0.22         (0.25)         (0.69)          12.05          4.17          101,104
------------------------------------------------------------------------------------------------------------------------------------
  1998              10.67           0.31          3.06         (0.31)         (1.21)          12.52         33.04          106,643
------------------------------------------------------------------------------------------------------------------------------------



                                                  RATIO
                                 RATIO OF NET  OF EXPENSES
                  RATIO OF        INVESTMENT    TO AVERAGE
                  EXPENSES          INCOME      NET ASSETS    PORTFOLIO
                 TO AVERAGE       TO AVERAGE    (EXCLUDING)    TURNOVER
                 NET ASSETS       NET ASSETS     WAIVERS)       RATE
-------------------------------------------------------------------------------

Income Portfolio
INSTITUTIONAL CLASS SHARES
  2002              0.83%           5.32%         0.96%        142.61%
-----------------------------------------------------------------------
  2001              0.82            6.09          0.94         339.82
-----------------------------------------------------------------------
  2000              0.82            5.82          0.94         328.20
-----------------------------------------------------------------------
  1999              0.78            5.77          0.94          50.41
-----------------------------------------------------------------------
  1998              0.73            6.05          0.77         154.87
-----------------------------------------------------------------------

CLASS A SHARES
  2002              0.96%           5.13%         1.26%        142.61%
-----------------------------------------------------------------------
  2001              0.95            5.97          1.24         339.82
-----------------------------------------------------------------------
  2000              0.95            5.67          1.24         328.20
-----------------------------------------------------------------------
  1999              0.95            5.59          1.24          50.41
-----------------------------------------------------------------------
  1998              0.95            5.82          1.16         154.87
-----------------------------------------------------------------------

CLASS B SHARES
  2002              1.71%           4.35%         1.80%        142.61%
-----------------------------------------------------------------------
  2001              1.70            5.19          1.79         339.82
-----------------------------------------------------------------------
  2000              1.71            4.97          1.80         328.20
-----------------------------------------------------------------------
  1999(1)           1.70**          4.71**        1.79**        50.41
-----------------------------------------------------------------------

Balanced Portfolio
INSTITUTIONAL CLASS SHARES
  2002              0.91%           1.88%         1.01%         50.05%
-----------------------------------------------------------------------
  2001              0.91            2.18          1.01          36.26
-----------------------------------------------------------------------
  2000              0.90            1.95          1.00          54.46
-----------------------------------------------------------------------
  1999              0.85            2.12          1.00          56.70
-----------------------------------------------------------------------
  1998              0.79            2.44          0.83          71.58
-----------------------------------------------------------------------

CLASS A SHARES
  2002              1.01%           1.78%         1.41%         50.05%
-----------------------------------------------------------------------
  2001              1.02            2.08          1.41          36.26
-----------------------------------------------------------------------
  2000              1.01            1.84          1.40          54.46
-----------------------------------------------------------------------
  1999              1.01            1.94          1.40          56.70
-----------------------------------------------------------------------
  1998              1.02            2.20          1.33          71.58
-----------------------------------------------------------------------

CLASS B SHARES
  2002              1.76%           1.03%         1.86%         50.05%
-----------------------------------------------------------------------
  2001              1.77            1.35          1.86          36.26
-----------------------------------------------------------------------
  2000              1.77            1.10          1.86          54.46
-----------------------------------------------------------------------
  1999(1)           1.75**          0.99**        1.84**        56.70
-----------------------------------------------------------------------

Equity Income Portfolio
INSTITUTIONAL CLASS SHARES
  2002              1.00%           1.52%         1.08%         42.83%
-----------------------------------------------------------------------
  2001              0.99            1.70          1.06          21.41
-----------------------------------------------------------------------
  2000              0.98            1.83          1.05          41.43
-----------------------------------------------------------------------
  1999              0.91            2.10          1.04          56.03
-----------------------------------------------------------------------
  1998              0.84            2.58          0.97          39.88
-----------------------------------------------------------------------
  +  Not Annualized.
 ++  Period ended February 28.
 **  Annualized.
(A) Total return figures do not include the effect of any front-end or deferred sales load.
(1)  Commenced operations on September 14, 1998.
(2)  Commenced operations on May 9, 1997.
(3)  Commenced operations on April 1, 1998.
(4)  Commenced operations on September 14, 1998.
(5)  Commenced operations on October 1, 1997.
(6)  Commenced operations on November 3, 1997.

 The accompanying notes are an integral part of the financial statements.

April 30, 2002  /   ANNUAL REPORT

                                                        FINANCIAL HIGHLIGHTS 119

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED

                                               REALIZED                      DISTRI-
                   NET ASSET                      AND       DISTRIBUTIONS    BUTIONS
                    VALUE,           NET      UNREALIZED      FROM NET        FROM         NET ASSET                    NET ASSETS
                  BEGINNING      INVESTMENT   GAINS(LOSSES)  INVESTMENT      CAPITAL      VALUE, END       TOTAL           END OF
                  OF PERIOD        INCOME    ON INVESTMENTS    INCOME         GAINS        OF PERIOD     RETURN(A)      PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio (CONTINUED)
CLASS A SHARES
  2002             $11.33           0.15         (0.99)        (0.15)         (0.05)         $10.29        (7.43)%         $ 5,136
------------------------------------------------------------------------------------------------------------------------------------
  2001              11.99           0.19          0.42         (0.19)         (1.08)          11.33         5.33             4,193
------------------------------------------------------------------------------------------------------------------------------------
  2000              12.04           0.22          0.38         (0.22)         (0.43)          11.99         5.29             3,353
------------------------------------------------------------------------------------------------------------------------------------
  1999              12.52           0.23          0.21         (0.23)         (0.69)          12.04         3.92             3,659
------------------------------------------------------------------------------------------------------------------------------------
  1998(2)           11.01           0.28          2.73         (0.29)         (1.21)          12.52        28.73+            3,428
------------------------------------------------------------------------------------------------------------------------------------

Value Equity Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $11.30           0.04         (1.09)        (0.04)         (0.77)         $ 9.44        (9.52)%        $245,727
------------------------------------------------------------------------------------------------------------------------------------
  2001              14.11           0.02         (0.86)        (0.02)         (1.95)          11.30        (5.96)          310,803
------------------------------------------------------------------------------------------------------------------------------------
  2000              15.22           0.26          1.40         (0.26)         (2.51)          14.11        10.87           428,675
------------------------------------------------------------------------------------------------------------------------------------
  1999              14.59           0.08          1.36         (0.09)         (0.72)          15.22        10.48           536,827
------------------------------------------------------------------------------------------------------------------------------------
  1998              14.00           0.01          0.62         (0.01)         (0.03)          14.59         4.51+          645,202
------------------------------------------------------------------------------------------------------------------------------------
  1998++            11.91           0.15          3.45         (0.15)         (1.36)          14.00        31.64           577,154
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $11.28           0.02         (1.07)        (0.03)         (0.77)         $ 9.43        (9.53)%         $ 5,935
------------------------------------------------------------------------------------------------------------------------------------
  2001              14.10           0.01         (0.87)        (0.01)         (1.95)          11.28        (6.10)            6,890
------------------------------------------------------------------------------------------------------------------------------------
  2000              15.22           0.14          1.40         (0.15)         (2.51)          14.10        10.72             7,516
------------------------------------------------------------------------------------------------------------------------------------
  1999              14.60           0.05          1.36         (0.07)         (0.72)          15.22        10.29             3,553
------------------------------------------------------------------------------------------------------------------------------------
  1998(3)           14.55             --          0.05            --             --           14.60         0.34+              227
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
  2002             $11.05          (0.01)        (1.10)           --          (0.77)         $ 9.17       (10.26)%         $ 1,141
------------------------------------------------------------------------------------------------------------------------------------
  2001              13.94          (0.02)        (0.92)           --          (1.95)          11.05        (6.79)              858
------------------------------------------------------------------------------------------------------------------------------------
  2000              15.16          (0.07)         1.36            --          (2.51)          13.94         9.93               583
------------------------------------------------------------------------------------------------------------------------------------
  1999(4)           12.93           0.01          2.97         (0.03)         (0.72)          15.16        23.70+              164
------------------------------------------------------------------------------------------------------------------------------------

Equity Index Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $10.45           0.11         (1.42)        (0.11)            --          $ 9.03       (12.59)%        $ 95,487
------------------------------------------------------------------------------------------------------------------------------------
  2001              14.83           0.12         (1.77)        (0.13)         (2.60)          10.45       (12.34)          100,495
------------------------------------------------------------------------------------------------------------------------------------
  2000              13.87           0.14          1.26         (0.14)         (0.30)          14.83        10.25           151,157
------------------------------------------------------------------------------------------------------------------------------------
  1999              11.59           0.14          2.41         (0.14)         (0.13)          13.87        22.37            86,911
------------------------------------------------------------------------------------------------------------------------------------
  1998(5)           10.00           0.08          1.58         (0.07)            --           11.59        16.71+           45,531
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $10.42           0.08         (1.42)        (0.08)            --          $ 9.00       (12.85)%         $ 7,709
------------------------------------------------------------------------------------------------------------------------------------
  2001              14.79           0.09         (1.77)        (0.09)         (2.60)          10.42       (12.51)            9,260
------------------------------------------------------------------------------------------------------------------------------------
  2000              13.84           0.11          1.25         (0.11)         (0.30)          14.79         9.95             7,453
------------------------------------------------------------------------------------------------------------------------------------
  1999              11.57           0.11          2.40         (0.11)         (0.13)          13.84        22.05             4,974
------------------------------------------------------------------------------------------------------------------------------------
  1998(6)            9.78           0.06          1.80         (0.07)            --           11.57        19.08+            1,417
------------------------------------------------------------------------------------------------------------------------------------


                                                  RATIO
                                 RATIO OF NET  OF EXPENSES
                  RATIO OF        INVESTMENT    TO AVERAGE
                  EXPENSES          INCOME      NET ASSETS    PORTFOLIO
                 TO AVERAGE       TO AVERAGE    (EXCLUDING)    TURNOVER
                 NET ASSETS       NET ASSETS     WAIVERS)       RATE
-------------------------------------------------------------------------------

Equity Income Portfolio (CONTINUED)
CLASS A SHARES
  2002              1.10%           1.41%         1.48%        42.83%
-----------------------------------------------------------------------
  2001              1.10            1.62          1.46         21.41
-----------------------------------------------------------------------
  2000              1.09            1.72          1.45         41.43
-----------------------------------------------------------------------
  1999              1.08            1.93          1.44         56.03
-----------------------------------------------------------------------
  1998(2)           1.07**          2.39**        1.45**       39.88
-----------------------------------------------------------------------

Value Equity Portfolio
INSTITUTIONAL CLASS SHARES
  2002              1.21%           0.34%         1.35%         21.81%
-----------------------------------------------------------------------
  2001              1.20            0.17          1.33           9.63
-----------------------------------------------------------------------
  2000              1.20            0.16          1.34          25.00
-----------------------------------------------------------------------
  1999              1.14            0.58          1.34          32.21
-----------------------------------------------------------------------
  1998              1.08**          0.65**        1.20**         4.34
-----------------------------------------------------------------------
  1998++            1.00            1.17          1.20          30.00
-----------------------------------------------------------------------

CLASS A SHARES
  2002              1.31%           0.24%         1.75%         21.81%
-----------------------------------------------------------------------
  2001              1.30            0.06          1.73           9.63
-----------------------------------------------------------------------
  2000              1.32           (0.01)         1.75          25.00
-----------------------------------------------------------------------
  1999              1.31            0.29          1.74          32.21
-----------------------------------------------------------------------
  1998(3)           1.26**          0.62**        1.67**         4.34
-----------------------------------------------------------------------

CLASS B SHARES
  2002              2.06%          (0.53)%        2.20%         21.81%
-----------------------------------------------------------------------
  2001              2.05           (0.69)         2.18           9.63
-----------------------------------------------------------------------
  2000              2.07           (0.77)         2.20          25.00
-----------------------------------------------------------------------
  1999(4)           2.07**         (0.67)**       2.20**        32.21
-----------------------------------------------------------------------

Equity Index Portfolio
INSTITUTIONAL CLASS SHARES
  2002              0.25%           1.12%         0.59%         31.17%
-----------------------------------------------------------------------
  2001              0.25            0.94          0.56          44.36
-----------------------------------------------------------------------
  2000              0.25            1.03          0.59          58.81
-----------------------------------------------------------------------
  1999              0.23            1.20          0.61          34.04
-----------------------------------------------------------------------
  1998(5)           0.20**          1.43**        0.62**        49.56
-----------------------------------------------------------------------

CLASS A SHARES
  2002              0.50%           0.87%         0.99%         31.17%
-----------------------------------------------------------------------
  2001              0.50            0.70          0.96          44.36
-----------------------------------------------------------------------
  2000              0.50            0.78          0.99          58.81
-----------------------------------------------------------------------
  1999              0.48            0.92          1.00          34.04
-----------------------------------------------------------------------
  1998(6)           0.45**          1.02**        1.08**        49.56
-----------------------------------------------------------------------

                                               ANNUAL REPORT  /   April 30, 2002

120   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED

                                               REALIZED                      DISTRI-
                   NET ASSET                      AND       DISTRIBUTIONS    BUTIONS
                    VALUE,           NET      UNREALIZED      FROM NET        FROM         NET ASSET                    NET ASSETS
                  BEGINNING      INVESTMENT   GAINS(LOSSES)  INVESTMENT      CAPITAL      VALUE, END       TOTAL           END OF
                  OF PERIOD        INCOME    ON INVESTMENTS    INCOME         GAINS        OF PERIOD     RETURN(A)      PERIOD (000)
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Equity Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $19.89           0.04         (3.89)        (0.04)            --         $16.00        (19.38%)        $208,327
------------------------------------------------------------------------------------------------------------------------------------
  2001              23.60           0.07         (3.15)        (0.07)         (0.56)         19.89        (13.20)          235,562
------------------------------------------------------------------------------------------------------------------------------------
  2000              20.00           0.08          3.97         (0.07)         (0.38)         23.60         20.45           211,534
------------------------------------------------------------------------------------------------------------------------------------
  1999              17.01           0.10          3.41         (0.12)         (0.40)         20.00         21.07           129,720
------------------------------------------------------------------------------------------------------------------------------------
  1998              12.39           0.14          4.70         (0.13)         (0.09)         17.01         39.34            67,060
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $19.87           0.02         (3.89)        (0.02)            --          $15.98        (19.48%)       $ 53,338
------------------------------------------------------------------------------------------------------------------------------------
  2001              23.57           0.05         (3.14)        (0.05)         (0.56)          19.87        (13.26)          67,840
------------------------------------------------------------------------------------------------------------------------------------
  2000              19.98           0.06          3.95         (0.04)         (0.38)          23.57         20.29           73,347
------------------------------------------------------------------------------------------------------------------------------------
  1999              16.98           0.09          3.40         (0.09)         (0.40)          19.98         20.96           56,771
------------------------------------------------------------------------------------------------------------------------------------
  1998              12.38           0.10          4.69         (0.10)         (0.09)          16.98         38.93           43,300
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
  2002             $19.60          (0.09)        (3.84)           --             --          $15.67        (20.05%)       $ 12,593
------------------------------------------------------------------------------------------------------------------------------------
  2001              23.38          (0.06)        (3.16)           --          (0.56)          19.60        (13.92)          14,422
------------------------------------------------------------------------------------------------------------------------------------
  2000              19.93          (0.07)         3.90            --          (0.38)          23.38         19.39           10,710
------------------------------------------------------------------------------------------------------------------------------------
  1999(1)           17.07           0.01          3.28         (0.03)         (0.40)          19.93         19.62+           3,162
------------------------------------------------------------------------------------------------------------------------------------
Capital Growth Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $19.07          (0.02)        (5.05)           --             --          $14.00        (26.59)%       $138,331
------------------------------------------------------------------------------------------------------------------------------------
  2001              26.13           0.04         (5.19)        (0.02)         (1.89)          19.07        (20.32)         175,559
------------------------------------------------------------------------------------------------------------------------------------
  2000              18.71          (0.03)         9.31            --          (1.86)          26.13         51.36          193,827
------------------------------------------------------------------------------------------------------------------------------------
  1999              14.90          (0.01)         4.33            --          (0.51)          18.71         29.51           90,042
------------------------------------------------------------------------------------------------------------------------------------
  1998              11.92           0.02          4.96         (0.04)         (1.96)          14.90         45.19           50,615
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $18.88          (0.04)        (4.99)           --             --          $13.85        (26.64)%       $ 33,621
------------------------------------------------------------------------------------------------------------------------------------
  2001              25.89           0.03         (5.15)           --          (1.89)          18.88        (20.37)          44,988
------------------------------------------------------------------------------------------------------------------------------------
  2000              18.58          (0.05)         9.22            --          (1.86)          25.89         51.12           52,445
------------------------------------------------------------------------------------------------------------------------------------
  1999              14.82          (0.03)         4.30            --          (0.51)          18.58         29.34           23,035
------------------------------------------------------------------------------------------------------------------------------------
  1998              11.87             --          4.93         (0.02)         (1.96)          14.82         44.90           14,401
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
  2002             $18.61          (0.15)        (4.91)           --             --          $13.55        (27.19)%      $  12,196
------------------------------------------------------------------------------------------------------------------------------------
  2001              25.74          (0.08)        (5.16)           --          (1.89)          18.61        (20.98)          16,231
------------------------------------------------------------------------------------------------------------------------------------
  2000              18.61          (0.13)         9.12            --          (1.86)          25.74         50.03           14,129
------------------------------------------------------------------------------------------------------------------------------------
  1999(2)           13.53          (0.04)         5.63            --          (0.51)          18.61         41.88+           2,162
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Equity Portfolio
 INSTITUTIONAL CLASS SHARES
  2002             $13.19          (0.02)        (0.54)           --             --          $12.63         (4.25)%        $90,179
------------------------------------------------------------------------------------------------------------------------------------
  2001              17.92          (0.02)        (1.11)           --          (3.60)          13.19         (6.55)          95,317
------------------------------------------------------------------------------------------------------------------------------------
  2000              14.70          (0.04)         5.30            --          (2.04)          17.92         38.90           92,253
------------------------------------------------------------------------------------------------------------------------------------
  1999              14.11           0.01          1.16         (0.01)         (0.57)          14.70          8.76           63,648
------------------------------------------------------------------------------------------------------------------------------------
  1998              10.17           0.04          4.61         (0.04)         (0.67)          14.11         46.92           55,280
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $13.16          (0.03)        (0.55)           --             --          $12.58         (4.41)%         $5,965
------------------------------------------------------------------------------------------------------------------------------------
  2001              17.90          (0.01)        (1.13)           --          (3.60)          13.16         (6.62)           4,489
------------------------------------------------------------------------------------------------------------------------------------
  2000(3)           15.22          (0.02)         4.74            --          (2.04)          17.90         34.04+           1,161
------------------------------------------------------------------------------------------------------------------------------------


                                                  RATIO
                                 RATIO OF NET  OF EXPENSES
                  RATIO OF        INVESTMENT    TO AVERAGE
                  EXPENSES          INCOME      NET ASSETS    PORTFOLIO
                 TO AVERAGE       TO AVERAGE    (EXCLUDING)    TURNOVER
                 NET ASSETS       NET ASSETS     WAIVERS)       RATE
-------------------------------------------------------------------------------
Blue Chip Equity Portfolio
INSTITUTIONAL CLASS SHARES
  2002              0.96%           0.23%         1.05%         40.45%
-----------------------------------------------------------------------
  2001              0.96            0.35          1.06          31.66
-----------------------------------------------------------------------
  2000              0.97            0.39          1.08          40.58
-----------------------------------------------------------------------
  1999              0.91            0.63          1.07          38.78
-----------------------------------------------------------------------
  1998              0.81            0.96          0.89          26.32
-----------------------------------------------------------------------
CLASS A SHARES
  2002              1.06%           0.13%         1.60%         40.45%
-----------------------------------------------------------------------
  2001              1.06            0.25          1.61          31.66
-----------------------------------------------------------------------
  2000              1.08            0.28          1.63          40.58
-----------------------------------------------------------------------
  1999              1.07            0.49          1.62          38.78
-----------------------------------------------------------------------
  1998              1.04            0.71          1.50          26.32
-----------------------------------------------------------------------
CLASS B SHARES
  2002              1.81%          (0.62)%        1.90%         40.45%
-----------------------------------------------------------------------
  2001              1.81           (0.50)         1.91          31.66
-----------------------------------------------------------------------
  2000              1.83           (0.49)         1.93          40.58
-----------------------------------------------------------------------
  1999(1)           1.84**         (0.43)**       1.94**        38.78
-----------------------------------------------------------------------

Capital Growth Portfolio
INSTITUTIONAL CLASS SHARES
  2002              1.00%          (0.14)%        1.05%        201.73%
-----------------------------------------------------------------------
  2001              1.00            0.20          1.06          90.32
-----------------------------------------------------------------------
  2000              1.00           (0.18)         1.06         113.74
-----------------------------------------------------------------------
  1999              0.94           (0.07)         1.04         118.46
-----------------------------------------------------------------------
  1998              0.84            0.13          0.88         174.55
-----------------------------------------------------------------------

CLASS A SHARES
  2002              1.10%          (0.24)%        1.45%        201.73%
-----------------------------------------------------------------------
  2001              1.11            0.11          1.46          90.32
-----------------------------------------------------------------------
  2000              1.11           (0.29)         1.46         113.74
-----------------------------------------------------------------------
  1999              1.09           (0.23)         1.44         118.46
-----------------------------------------------------------------------
  1998              1.06           (0.10)         1.37         174.55
-----------------------------------------------------------------------

CLASS B SHARES
  2002              1.85%          (0.99)%        1.90%        201.73%
-----------------------------------------------------------------------
  2001              1.86           (0.66)         1.91          90.32
-----------------------------------------------------------------------
  2000              1.86           (1.04)         1.91         113.74
-----------------------------------------------------------------------
  1999(2)           1.87**         (1.09)**       1.92**       118.46
-----------------------------------------------------------------------

 Mid-Cap Equity Portfolio
 INSTITUTIONAL CLASS SHARES
  2002              1.11%          (0.13)%        1.18%        105.88%
-----------------------------------------------------------------------
  2001              1.10           (0.20)         1.17          95.51
-----------------------------------------------------------------------
  2000              1.11           (0.26)         1.18          55.90
-----------------------------------------------------------------------
  1999              1.06            0.04          1.18          61.81
-----------------------------------------------------------------------
  1998              0.97            0.31          1.06          38.30
-----------------------------------------------------------------------

CLASS A SHARES
  2002              1.21%          (0.25)%        1.58%        105.88%
-----------------------------------------------------------------------
  2001              1.21           (0.27)         1.57          95.51
-----------------------------------------------------------------------
  2000(3)           1.23**         (0.31)**       1.59**        55.90
-----------------------------------------------------------------------

 **  Annualized.
  +  Not Annualized.
(A) Total return figures do not include the effect of any front-end or deferred sales load.
(1)  Commenced operations on July 31, 1998.
(2)  Commenced operations on September 14, 1998.
(3)  Commenced operations on September 1, 1999.
(4)  Commenced operations on February 20, 2001.
(5)  For the six-month period ended April 30, 2001.
(6)  Periods ended October 31, 2000.
(7)  Years ended December 31, 1999 and December 31, 1998.
(8)  Commenced operations on July 24, 1998.

 The accompanying notes are an integral part of the financial statements.

April 30, 2002  /   ANNUAL REPORT

                                                      FINANCIAL HIGHLIGHTS   121

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                                               REALIZED                      DISTRI-
                   NET ASSET                      AND       DISTRIBUTIONS    BUTIONS
                    VALUE,           NET      UNREALIZED      FROM NET        FROM        RETURN         NET ASSET
                  BEGINNING      INVESTMENT   GAINS(LOSSES)  INVESTMENT      CAPITAL        OF           VALUE, END        TOTAL
                  OF PERIOD        INCOME    ON INVESTMENTS    INCOME         GAINS       CAPITAL        OF PERIOD        RETURN(A)
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $17.15          (0.04)         0.83         (0.01)            --           --           $17.93             4.58 %
------------------------------------------------------------------------------------------------------------------------------------
  2001              23.24          (0.01)        (2.03)           --          (4.03)       (0.02)           17.15           (10.05)
------------------------------------------------------------------------------------------------------------------------------------
  2000              12.65          (0.08)        15.39            --          (4.72)          --            23.24           126.42
------------------------------------------------------------------------------------------------------------------------------------
  1999              11.86          (0.05)         1.17            --          (0.33)          --            12.65             9.89
------------------------------------------------------------------------------------------------------------------------------------
  1998               8.53          (0.02)         3.97            --          (0.62)          --            11.86            47.93
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $16.99          (0.05)         0.82            --             --           --           $17.76             4.53 %
------------------------------------------------------------------------------------------------------------------------------------
  2001              23.07          (0.02)        (2.01)           --          (4.03)       (0.02)           16.99           (10.09)
------------------------------------------------------------------------------------------------------------------------------------
  2000              12.59          (0.05)        15.25            --          (4.72)          --            23.07           126.13
------------------------------------------------------------------------------------------------------------------------------------
  1999              11.83          (0.07)         1.16            --          (0.33)          --            12.59             9.66
------------------------------------------------------------------------------------------------------------------------------------
  1998               8.53          (0.06)         3.98            --          (0.62)          --            11.83            47.57
------------------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
  2002             $16.97          (0.14)         0.77            --             --           --           $17.60             3.71 %
------------------------------------------------------------------------------------------------------------------------------------
  2001(4)           16.80          (0.01)         0.18            --             --           --            16.97             1.01+
------------------------------------------------------------------------------------------------------------------------------------

International Equity Portfolio
INSTITUTIONAL CLASS SHARES
  2002             $ 9.38           0.03         (1.16)        (0.02)            --           --           $ 8.23           (12.08%)
------------------------------------------------------------------------------------------------------------------------------------
  2001(5)           11.02          (0.02)        (1.06)        (0.04)         (0.52)          --             9.38           (10.21)+
------------------------------------------------------------------------------------------------------------------------------------
  2000 (6)          17.18          (0.01)        (2.92)           --          (3.23)          --            11.02           (18.85)+
------------------------------------------------------------------------------------------------------------------------------------
  1999 (7)          15.05          (0.03)         4.18            --          (2.02)          --            17.18            28.25
------------------------------------------------------------------------------------------------------------------------------------
  1998 (8)          17.28          (0.03)        (0.17)           --          (2.03)          --            15.05            (1.15)+
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  2002             $ 9.38           0.01         (1.15)        (0.01)            --           --           $ 8.23           (12.18%)
------------------------------------------------------------------------------------------------------------------------------------
  2001(5)           11.01          (0.02)        (1.06)        (0.03)         (0.52)          --             9.38           (10.24)+
------------------------------------------------------------------------------------------------------------------------------------
  2000 (6)          17.25          (0.08)        (2.93)           --          (3.23)          --            11.01           (19.09)+
------------------------------------------------------------------------------------------------------------------------------------
  1999 (7)          15.15          (0.08)         4.21            --          (2.03)          --            17.25            27.95
------------------------------------------------------------------------------------------------------------------------------------
  1998 (7)          14.78          (0.11)         2.92            --          (2.44)          --            15.15            19.12
------------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Equity Portfolio
CLASS A SHARES
  2002             $ 7.98           0.01          0.60         (0.03)            --           --           $ 8.56             7.68%
------------------------------------------------------------------------------------------------------------------------------------
  2001(5)            9.23          (0.01)        (1.24)           --             --           --             7.98           (13.54)+
------------------------------------------------------------------------------------------------------------------------------------
  2000(6)           13.54          (0.20)        (4.11)           --             --           --             9.23           (31.83)+
------------------------------------------------------------------------------------------------------------------------------------
  1999(7)            7.96             --          5.58            --             --           --            13.54            70.10
------------------------------------------------------------------------------------------------------------------------------------
  1998(7)           12.24           0.02         (4.15)        (0.15)            --           --             7.96           (34.18)
------------------------------------------------------------------------------------------------------------------------------------




                                                                 RATIO
                                                RATIO OF NET  OF EXPENSES
                                  RATIO OF      INVESTMENT    TO AVERAGE
                 NET ASSETS       EXPENSES        INCOME      NET ASSETS    PORTFOLIO
                  END OF         TO AVERAGE     TO AVERAGE    (EXCLUDING)    TURNOVER
                 PERIOD (000)    NET ASSETS     NET ASSETS     WAIVERS)       RATE
--------------------------------------------------------------------------------------

Small-Cap Equity Portfolio
INSTITUTIONAL CLASS SHARES
  2002           $ 82,922           1.17%        (0.27)%         1.18%       266.74%
--------------------------------------------------------------------------------------
  2001             85,286           1.15         (0.14)          1.17        359.60
--------------------------------------------------------------------------------------
  2000             81,375           1.19         (0.49)          1.21        753.31
--------------------------------------------------------------------------------------
  1999             30,562           1.16         (0.48)          1.23        733.14
--------------------------------------------------------------------------------------
  1998             27,372           0.98         (0.24)          1.02        410.72
--------------------------------------------------------------------------------------

CLASS A SHARES
  2002           $ 74,576           1.27%        (0.38)%         1.58%       266.74%
--------------------------------------------------------------------------------------
  2001             65,062           1.25         (0.11)          1.56        359.60
--------------------------------------------------------------------------------------
  2000             11,292           1.30         (0.49)          1.61        753.31
--------------------------------------------------------------------------------------
  1999              2,248           1.32         (0.64)          1.63        733.14
--------------------------------------------------------------------------------------
  1998              1,853           1.21         (0.46)          1.36        410.72
--------------------------------------------------------------------------------------

CLASS B SHARES
  2002           $    829           2.01%        (1.20)%         2.03%       266.74%
--------------------------------------------------------------------------------------
  2001(4)             125           2.07**       (0.61)**        2.08**      359.60
--------------------------------------------------------------------------------------

International Equity Portfolio
INSTITUTIONAL CLASS SHARES
  2002           $ 24,793           1.39%         0.32%          1.73%        52.80%
--------------------------------------------------------------------------------------
  2001(5)          33,101           1.41**       (0.07)**        1.46**       15.09+
--------------------------------------------------------------------------------------
  2000 (6)         42,058           1.71**       (0.51)**        1.96**      196.30+
--------------------------------------------------------------------------------------
  1999 (7)          8,419           2.00         (0.17)          2.98         41.00
--------------------------------------------------------------------------------------
  1998 (8)          6,678           1.75         (0.47)          2.90        109.00
--------------------------------------------------------------------------------------

CLASS A SHARES
  2002           $  7,617           1.49%         0.23%          2.13%        52.80%
--------------------------------------------------------------------------------------
  2001(5)           9,976           1.51**       (0.18)**        1.86**       15.09+
--------------------------------------------------------------------------------------
  2000(6)          10,815           2.46**       (1.21)**        3.11**      196.30+
--------------------------------------------------------------------------------------
  1999(7)          12,718           2.35         (0.52)          3.34         41.00
--------------------------------------------------------------------------------------
  1998(7)          12,223           2.45         (0.62)          3.30        109.00
--------------------------------------------------------------------------------------

Emerging Markets Equity Portfolio
CLASS A SHARES
  2002           $  6,406           2.06%         0.16%          3.90%       124.31%
--------------------------------------------------------------------------------------
  2001(5)           7,246           2.16**       (0.25)**        2.61**      124.31+
--------------------------------------------------------------------------------------
  2000(6)           9,124           1.91         (0.88)          3.80         63.40+
--------------------------------------------------------------------------------------
  1999(7)          18,059           1.85          0.08           4.31         63.00
--------------------------------------------------------------------------------------
  1998(7)          14,734           2.50          0.03           4.09        121.00
--------------------------------------------------------------------------------------

                                               ANNUAL REPORT  /   April 30, 2002

122   NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

      ARK Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993, and further amended on December 10, 1999.

      The Fund consists of thirty separate investment portfolios as of April 30, 2002:

      U.S. Treasury Money Market Portfolio ("TMMP")
      U.S. Government Money Market Portfolio ("GMMP")
      Money Market Portfolio ("MMP")
      Tax-Free Money Market Portfolio ("TFMMP")
      Pennsylvania Tax-Free Money Market Portfolio ("PTFMMP")
      Short-Term Treasury Portfolio ("STTP")
      Short-Term Bond Portfolio ("STBP") Maryland
      Tax-Free Portfolio ("MTFP")
      Pennsylvania Tax-Free Portfolio ("PTFP")
      Intermediate Fixed Income Portfolio ("IFIP")
      U.S. Government Bond Portfolio ("GBP")
      Income Portfolio ("IP") Balanced Portfolio ("BP")
      Equity Income Portfolio ("EIP")
      Value Equity Portfolio ("VEP")
      Equity Index Portfolio ("EIDP")
      Blue Chip Equity Portfolio ("BCEP")
      Capital Growth Portfolio ("CGP")
      Mid-Cap Equity Portfolio ("MCEP")
      Small-Cap Equity Portfolio ("SCEP")
      International Equity Portfolio ("IEP")
      Emerging Markets Equity Portfolio ("EMEP")
      (individually a "Portfolio" and collectively, the "Portfolios") U.S. Treasury Cash Management Portfolio
      U.S. Government Cash Management Portfolio
      Prime Cash Management Portfolio
      Tax-Free Cash Management Portfolio
      Social Issues Intermediate Fixed Income Portfolio
      Social Issues Blue Chip Equity Portfolio
      Social Issues Capital Growth
      Portfolio Social Issues Small-Cap Equity Portfolio

      The financial statements and notes presented herein are those of TMMP, GMMP, MMP, TFMMP, PTFMMP, STTP, STBP, MTFP, PTFP, IFIP, GBP, IP, BP, EIP, VEP, EIDP, BCEP, CGP, MCEP, SCEP, IEP and EMEP. The financial statements of the other portfolios listed above are not presented herein, but are presented separately. The Fund may issue an unlimited number of shares of each of its Portfolios and may issue shares of one or more classes of each Portfolio.


2. SIGNIFICANT ACCOUNTING POLICIES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

      The following is a summary of significant accounting policies followed by the Portfolios.

      SECURITY VALUATION -- Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity may be valued at their amortized cost.

      When market quotations are not readily available, securities are valued at fair value as determined under procedures established by the Board of Trustees.

      Investment securities held by the money market portfolios are stated at their amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income. The money market portfolios' use of amortized cost is subject to compliance with certain conditions specified in Rule 2a-7 under the 1940 Act.

      INCOME TAXES -- It is the intention of each Portfolio to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

      NET ASSET VALUE PER SHARE -- The net asset value ("NAV") per share of each class of each Portfolio is calculated every business day (i.e. any day that both the New York Stock Exchange and the Federal Reserve Bank are open for business). For TMMP, GMMP, MMP, TFMMP and PTFMMP, a business day will be any weekday, other than a federal holiday, unless the fund determines that being open for business is not in the best interest of the shareholders. NAV is computed by dividing the total assets of each class of the Portfolio, less the liabilities of the class, by the number of outstanding shares of the class of the Portfolio.

April 30, 2002  /   ANNUAL REPORT

                                               NOTES TO FINANCIAL STATEMENTS 123

      CLASSES -- Each class of shares has equal rights as to earnings, assets and voting privileges, except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Class-specific expenses are borne by the applicable class. Other expenses, income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

      ORGANIZATIONAL COSTS -- All eligible organizational costs associated with the start-up of the Portfolios prior to December 15, 1998 are being amortized on a straight-line basis over a period of sixty months. If any or all of the shares representing initial capital of a Portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

      REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

      SHORT SALES -- The Portfolios may sell a security that they own "short against the box" in anticipation of a decline in the market value of that security. As collateral for this transaction, the Portfolio must deposit liquid securities with the broker/dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, the difference between the proceeds received and the market value of the security, will be recognized upon termination of the short sale.

      DOLLAR ROLL TRANSACTIONS -- IP engages in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon and maturity) security from the institution at a later date at an agreed-upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

      WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS -- The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain cash, U.S. government securities, or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price in a segregated account until the settlement date. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes. As of April 30, 2002, IEP had the following open forward contracts outstanding:

--------------------------------------------------------------
OPEN FORWARD CURRENCY CONTRACTS
                                       April 30,    Net
                          Settlement    2002     Unrealized
   Contracts                Value       Value   Depreciation
    to Sell   Settlement    (USD)       (USD)      (USD)
     (000)       Date       (000)       (000)      (000)
--------------------------------------------------------------
      971  EUR  05/08/02    $ 855       $  874     $(19)
  368,550  JPY  05/08/02    2,800        2,872      (72)
--------------------------------------------------------------
                           $3,655       $3,746     $(91)
--------------------------------------------------------------

EUR -- Euro      JPY -- Japanese Yen

      DISTRIBUTIONS -- Dividends from net investment income are declared daily and paid monthly for the Money Market Portfolios, the STTP, STBP, MTFP, PTFP, IFIP, GBP and IP. EIP declares and pays dividends monthly; BP, VEP, EIDP, BCEP and MCEP declare and pay dividends quarterly; and CGP, SCEP, IEP and EMEP declare and pay dividends annually from net investment income. Distributions from net capital gains, if any, are declared and paid at least annually by each Portfolio.

      Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.


                                                  ANNUAL REPORT / April 30, 2002

124   NOTES TO FINANCIAL STATEMENTS

     All Portfolios have an October 31 tax year end, except STBP, GBP, VEP and IEP. STBP, GBP, VEP and IEP have an April 30 tax year end.

     On the Statements of Assets and Liabilities, the following adjustments were made:

---------------------------------------------------------------
                        ACCUMULATED  UNDISTRIBUTED
                       NET REALIZED NET INVESTMENT  PAID-IN-
                        GAIN (LOSS)  INCOME (LOSS)  CAPITAL
  PORTFOLIO                (000)         (000)       (000)
---------------------------------------------------------------
TMMP                     $  (18)        $  18     $    --
---------------------------------------------------------------
STTP                         --             2          (2)
---------------------------------------------------------------
STBP                         --            12         (12)
---------------------------------------------------------------
PTFP                         --            21         (21)
---------------------------------------------------------------
GBP                          --            12         (12)
---------------------------------------------------------------
IP                        1,785            --      (1,785)
---------------------------------------------------------------
BP                            2            (2)         --
---------------------------------------------------------------
EIP                          --             3          (3)
---------------------------------------------------------------
VEP                          --            12         (12)
---------------------------------------------------------------
EIDP                         --             2          (2)
---------------------------------------------------------------
BCEP                          1             4          (5)
---------------------------------------------------------------
CGP                          --           459        (459)
---------------------------------------------------------------
MCEP                         --           133        (133)
---------------------------------------------------------------
SCEP                         --           424        (424)
---------------------------------------------------------------
IEP                        (484)          486          (2)
---------------------------------------------------------------
EMEP                         32             9         (41)
---------------------------------------------------------------

   The tax character of distributions paid during the period ended April 30, 2002 and April 30, 2001 were as follows:

---------------------------------------------------------------
                LONG-TERM         ORDINARY
           CAPITAL GAINS (000)   INCOME (000)      TOTAL (000)
  PORTFOLIO   2002     2001     2002     2001     2002    2001
---------------------------------------------------------------
STBP        $   --  $    --    $3,381  $4,660   $3,381  $ 4,660
---------------------------------------------------------------
GBP             --       --     6,249   8,341    6,249    8,341
---------------------------------------------------------------
VEP          3,584   21,421       967     633    4,551   22,054
---------------------------------------------------------------
IEP             --    6,153       463      --      463    6,153
---------------------------------------------------------------

   The tax character of distributions paid during the years ended October 31, 2001 and October 31, 2000, were as follows:

-------------------------------------------------------------------------------------------
               LONG-TERM            TAX-EXEMPT           ORDINARY
           CAPITAL GAINS (000)     INCOME (000)         INCOME (000)        TOTAL (000)
PORTFOLIO     2001    2000         2001   2000         2001     2000       2001     2000
-------------------------------------------------------------------------------------------
TMMP          $ --   $  --       $  --   $  --       $18,868   $22,883   $18,868    $22,883
-------------------------------------------------------------------------------------------
GMMP            --      --          --      --        69,754    90,470    69,754     90,470
-------------------------------------------------------------------------------------------
MMP             --      --          --      --        60,328    62,103    60,328     62,103
-------------------------------------------------------------------------------------------
TFMMP           --      --       4,028   5,246            --         4     4,028      5,250
-------------------------------------------------------------------------------------------
PTFMMP          --      --         348      --            --        --       348         --
-------------------------------------------------------------------------------------------
STTP            --      --          --      --         2,063     2,179     2,063      2,179
-------------------------------------------------------------------------------------------
MTFP            --      --       5,076   5,370             1        13     5,077      5,383
-------------------------------------------------------------------------------------------
PTFP            --      --       7,015   7,533            22         4     7,037      7,537
-------------------------------------------------------------------------------------------
IFIP            64      --          --      --         7,206     6,687     7,270      6,687
-------------------------------------------------------------------------------------------
IP             596      --          --      --        22,010    22,099    22,606     22,099
-------------------------------------------------------------------------------------------
BP              --  20,543          --      --         7,723     9,059     7,723     29,602
-------------------------------------------------------------------------------------------
EIP            354   6,444          --      --         1,473     2,150     1,827      8,594
-------------------------------------------------------------------------------------------
EIDP            --  20,776          --      --         1,094     2,177     1,094     22,953
-------------------------------------------------------------------------------------------
BCEP            --   6,722          --      --           791     1,617       791      8,339
-------------------------------------------------------------------------------------------
CGP             --  16,199          --      --            71     4,264        71     20,463
-------------------------------------------------------------------------------------------
MCEP            --  13,868          --      --            --     6,406        --     20,274
-------------------------------------------------------------------------------------------
SCEP            --     483          --      --            30    15,374        30     15,857
-------------------------------------------------------------------------------------------
EMEP            --      --          --      --            46       --         46         --
-------------------------------------------------------------------------------------------

    At April 30, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows:

----------------------------------------------------------------------------
             UNDISTRIBUTED     UNDISTRIBUTED      NET UNREALIZED
               ORDINARY         LONG-TERM         APPRECIATION/
               INCOME              GAIN           (DEPRECIATION)     TOTAL
PORTFOLIO      (000)              (000)                (000)         (000)
----------------------------------------------------------------------------
STBP           $148             $   --              $   878        $ 1,026
----------------------------------------------------------------------------
GBP             374                 --                1,627          2,001
----------------------------------------------------------------------------
VEP              17              3,416               91,248         94,681
----------------------------------------------------------------------------
IEP             340                 --               (4,356)        (4,016)
----------------------------------------------------------------------------

    At October 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows:

-----------------------------------------------------------------------------------------
              UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                TAX-EXEMPT      ORDINARY        LONG-TERM      APPRECIATION/
                 INCOME          INCOME           GAIN         (DEPRECIATION)      TOTAL
  PORTFOLIO      (000)            (000)           (000)            (000)           (000)
-----------------------------------------------------------------------------------------
TMMP             $ --            $1,013            $ --       $    --            $ 1,013
-----------------------------------------------------------------------------------------
GMMP               --             3,456              --             --              3,456
-----------------------------------------------------------------------------------------
MMP                --             3,812              --             --              3,812
-----------------------------------------------------------------------------------------
TFMMP             236                --              --             --                236
-----------------------------------------------------------------------------------------
PTFMMP             57                --              --             --                 57
-----------------------------------------------------------------------------------------
STTP               --               169              --          1,813              1,982
-----------------------------------------------------------------------------------------
MTFP              433                --              --          5,752              6,185
-----------------------------------------------------------------------------------------
PTFP              605                --              --          7,443              8,048
-----------------------------------------------------------------------------------------
IFIP               --               590              64          6,078              6,732
-----------------------------------------------------------------------------------------
IP                 --             1,679             596         13,329             15,604
-----------------------------------------------------------------------------------------
BP                 --               525              --        (18,304)           (17,779)
-----------------------------------------------------------------------------------------
EIP                --                89             354         12,877             13,320
-----------------------------------------------------------------------------------------
EIDP               --                70              --        (23,902)           (23,832)
-----------------------------------------------------------------------------------------
BCEP               --                82              --         (5,961)            (5,879)
-----------------------------------------------------------------------------------------
CGP                --                --              --        (16,728)           (16,728)
-----------------------------------------------------------------------------------------
MCEP               --                --              --          3,110              3,110
-----------------------------------------------------------------------------------------
SCEP               --                30              --          2,216              2,246
-----------------------------------------------------------------------------------------
EMEP               --                26              --           (456)              (430)
-----------------------------------------------------------------------------------------



April 30, 2002  /   ANNUAL REPORT

                                               NOTES TO FINANCIAL STATEMENTS 125


    The following Portfolios have estimated capital loss carryforwards at April 30, 2002, which are available to offset future net realized capital gains:
-------------------------------------------------------------------------------
                                         ACCUMULATED
                                        CAPITAL LOSS
                                        CARRYFORWARD       YEAR
  PORTFOLIO                                 (000)        EXPIRES
-------------------------------------------------------------------------------
TFMMP                                       $  1           2008
-------------------------------------------------------------------------------
STBP                                         185           2008
                                             555           2009
-------------------------------------------------------------------------------
MTFP                                          98           2007
                                           1,028           2008
-------------------------------------------------------------------------------
PTFP                                       1,191           2007
                                           2,864           2008
                                              42           2009
-------------------------------------------------------------------------------
IFIP                                       1,945           2010
-------------------------------------------------------------------------------
IP                                           170           2003
                                           1,412           2004
                                             745           2005
                                             392           2007
                                           3,177           2010
-------------------------------------------------------------------------------
GBP                                          498           2006
                                             919           2007
                                           1,280           2008
                                           4,506           2009
-------------------------------------------------------------------------------
BP                                        12,285           2009
                                          16,361           2010
-------------------------------------------------------------------------------
EIDP                                         602           2009
                                           5,292           2010
-------------------------------------------------------------------------------
BCEP                                       3,208           2009
                                           5,906           2010
-------------------------------------------------------------------------------
CGP                                       16,703           2009
                                          28,336           2010
-------------------------------------------------------------------------------
MCEP                                       1,967           2009
                                           3,678           2010
-------------------------------------------------------------------------------
SCEP                                       8,132           2009
-------------------------------------------------------------------------------
IEP                                        5,636           2010
-------------------------------------------------------------------------------
EMEP                                       9,400           2006
                                             755           2007
                                           2,508           2009
-------------------------------------------------------------------------------

    The following Portfolios have incurred post-October realized losses:
-------------------------------------------------------------------------------
                          SHORT-TERM     LONG-TERM     TOTAL
PORTFOLIO                    (000)         (000)       (000)
-------------------------------------------------------------------------------
STBP                         $835           $881      $1,716
-------------------------------------------------------------------------------
GBP                           633          1,646       2,279
-------------------------------------------------------------------------------
IEP                           427          4,314       4,741
-------------------------------------------------------------------------------

      IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Fund implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on May 1, 2001.The implementation did not have any material impact on the results of operations or financial condition of the fund upon adoption of the provisions of the Guide.

      OTHER -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method with the exception of the Money Market Portfolios, for which original issue discounts, purchase discounts and purchase premiums on securities held by the Portfolios are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Allied Investment Advisors, Inc. ("AIA") is the investment adviser to each Portfolio. AIA is an affiliate of Allfirst Trust Company, N.A. ("Allfirst Trust"), the administrator, custodian and transfer agent of each Portfolio. Pursuant to an investment advisory contract on behalf of each Portfolio, AIA is entitled to receive fees for its advisory services at the annual rates shown in the following table based on the average daily net assets of the Portfolio.

-------------------------------------------------------------------------------
      PORTFOLIO                                    ANNUAL RATE
-------------------------------------------------------------------------------
      TMMP                                             0.25%
-------------------------------------------------------------------------------
      GMMP                                             0.25%
-------------------------------------------------------------------------------
      MMP                                              0.25%
-------------------------------------------------------------------------------
      TFMMP                                            0.25%
-------------------------------------------------------------------------------
      PTFMMP                                           0.25%
-------------------------------------------------------------------------------
      STTP                                             0.35%
-------------------------------------------------------------------------------
      STBP                                             0.75%
-------------------------------------------------------------------------------
      MTFP                                             0.65%
-------------------------------------------------------------------------------
      PTFP                                             0.65%
-------------------------------------------------------------------------------
      IFIP                                             0.60%
-------------------------------------------------------------------------------
      GBP                                              0.75%
-------------------------------------------------------------------------------
      IP                                               0.60%
-------------------------------------------------------------------------------
      BP                                               0.65%
-------------------------------------------------------------------------------
      EIP                                              0.70%
-------------------------------------------------------------------------------
      VEP                                              1.00%
-------------------------------------------------------------------------------
      EIDP                                             0.20%
-------------------------------------------------------------------------------
      BCEP                                             0.70%
-------------------------------------------------------------------------------
      CGP                                              0.70%
-------------------------------------------------------------------------------
      MCEP                                             0.80%
-------------------------------------------------------------------------------
      SCEP                                             0.80%
-------------------------------------------------------------------------------
      IEP                                              1.00%
-------------------------------------------------------------------------------
      EMEP                                             1.00%
-------------------------------------------------------------------------------

      AIA has agreed to waive a portion of its fees or reimburse expenses on certain Portfolios in order to limit total operating expenses of such Portfolios. A portion of these waivers is voluntary and may be discontinued at any time.



                                                  ANNUAL REPORT / April 30, 2002

126   NOTES TO FINANCIAL STATEMENTS

      Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may invest in affiliated money market fund Portfolios, provided that investments in affiliated money market fund Portfolios do not exceed 25% of the investing Portfolio's total assets.

      AIB Govett, Inc. ("AIB Govett"), an indirect majority owned subsidiary of Allied Irish Banks, is the subadvisor for IEP and EMEP. It provides day-to-day management services and makes investment decisions on behalf of these Portfolios in accordance with their respective investment policies. In accordance with an investment subadvisory agreement, AIA pays AIB Govett subadvisory fees from the fees it receives from the IEP and EMEP.

      Effective January 1, 2002, Allfirst Trust serves as administrator and transfer agent for the Fund pursuant to an administration agreement and a transfer agency agreement. For its services, Allfirst Trust is entitled to receive an administration fee from the Fund at the annual rate of $24,000 per Portfolio, plus 0.0850% of the annual average daily net assets of the Portfolios. Allfirst Trust also receives annually, a $60,000 base fee that is allocated to each portfolio of the Fund based on respective average daily net assets. Under a separate agreement, Allfirst Trust has subcontracted the services to be provided by it under the administration agreement to Forum Administrative Services, LLC (the "Sub-administrator"). Allfirst Trust is responsible for paying the administration fee it receives from the Fund to the Sub-administrator for the services it provides. Pursuant to an agreement between the Fund and Allfirst Trust, Allfirst Trust performs transfer agency services.

      Pursuant to an agreement between Boston Financial Data Services, Inc. ("Boston Financial") and Allfirst Trust, Boston Financial performs sub-transfer agency services. For the services provided under the agreement, the Fund pays an annual fee of up to $16 per Portfolio account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial.

      Prior to January 1, 2002, SEI Investments Mutual Funds Services ("SEI Services") served as the Fund's administrator and transfer agent. Under a sub-administration agreement between SEI Services and Allfirst Trust, Allfirst Trust performed sub-administration services on behalf of the Portfolios, for which it received a fee paid by SEI Services. In addition, SEI Services subcontracted transfer agency services to Boston Financial under a sub-transfer agency agreement, for which it received a fee paid by SEI Services.

      4. DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

      DISTRIBUTION AND SERVICE PLANS

      The Fund's Board of Trustees have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class A Shares of each Portfolio. The plan permits payment of distribution fees up to 0.75% of the average daily net assets of the class. The Trustees have authorized payment of the following distribution fees by Class A Shares:

--------------------------------------------------------------------------------
              PERCENTAGE OF
               AVERAGE NET
  CLASS          ASSETS            PORTFOLIO
--------------------------------------------------------------------------------
Class A Shares   0.25%        TMMP, GMMP, MMP, TFMMP
--------------------------------------------------------------------------------
                 0.30%        MTFP, PTFP, IFIP, GBP, IP
--------------------------------------------------------------------------------
                 0.40%        STTP, BP, EIP, VEP, EIDP, CGP, MCEP,
                              SCEP, IEP, EMEP
--------------------------------------------------------------------------------
                 0.55%        BCEP
--------------------------------------------------------------------------------

      The Fund's Board of Trustees have also adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class B Shares of MMP, MTFP, PTFP, IP, BP, VEP, BCEP, CGP, SCEP and the Institutional IIClass Shares of TMMP, GMMP, MMP, TFMMP, and PTFMMP. Pursuant to the Class B Shares plan, distribution fees of 0.75% and shareholder services fees of 0.25% of the average daily net assets of the Class B Shares of each of the Portfolios are paid. For Institutional IIClass Shares, distribution and shareholder services fees, as a percentage of average daily net assets of the class, may be up to 0.75% as authorized by the Trustees. Currently, the Trustees have set distribution and shareholder services fees at an annual rate of 0.15% of the average daily net assets of Institutional II Class Shares.

      A contingent deferred sales charge ("CDSC") is imposed on certain redemptions of Class B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares. Following the seventh year, Class B Shares automatically convert to Class A Shares.

--------------------------------------------------------------------------------
        YEARS                                CONTINGENT DEFERRED
    PURCHASES MADE                             SALES CHARGE
--------------------------------------------------------------------------------
      First                                           5%
--------------------------------------------------------------------------------
      Second                                          4%
--------------------------------------------------------------------------------
      Third                                           3%
--------------------------------------------------------------------------------
      Fourth                                          3%
--------------------------------------------------------------------------------
      Fifth                                           2%
--------------------------------------------------------------------------------
      Sixth                                           1%
--------------------------------------------------------------------------------
      Seventh and Following                         None
--------------------------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                                               NOTES TO FINANCIAL STATEMENTS 127

      Effective January 1, 2002, distribution and/or service fees under the plans are paid to ARK Funds Distributors, LLC (the "Distributor"), which acts as distributor for the Fund pursuant to a distribution agreement on behalf of each Portfolio. The Distributor may voluntarily waive all or a portion of their fees for certain Portfolios. These waivers are voluntary and may be discontinued at any time.

     Prior to January 1, 2002, SEI Investments Distribution Co. (formerly SEI Financial Services Company) served as the distributor for the Fund.

      SHAREHOLDER SERVICES PLANS
      The Fund has adopted a Shareholder Services Plan on behalf of the Class A Shares and the Institutional Class Shares of each Portfolio. With the exception of the Institutional Class Shares of PTFMMP, each plan permits payment of shareholder services fees at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, and up to 0.15% of the average daily net assets of Institutional Class Shares. PTFMMP's plan permits payment of up to 0.25% of the average daily net assets of Institutional Class Shares. Currently, the Trustees have set shareholder services fees at an annual rate of 0.15% of the average daily net assets of Class A Shares and Institutional Class Shares of each Portfolio with the exception of the Institutional Class Shares of PTFMMP, for which the Trustees have set Shareholder services fees at the annual rate of 0.25% of average daily net assets. A portion of the shareholder services fees paid by the Class A Shares and Institutional Class Shares of certain Portfolios is being waived voluntarily. All or a portion of these waivers may be discontinued at any time.

5. INVESTMENT TRANSACTIONS

      The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the period ended April 30, 2002, were as follows:

--------------------------------------------------------------------------------
                                       PURCHASES      SALES
        PORTFOLIO                       (000)         (000)
--------------------------------------------------------------------------------
      STTP                            $     --     $     --
--------------------------------------------------------------------------------
      STBP                              20,997       15,787
--------------------------------------------------------------------------------
      MTFP                              16,484       10,135
--------------------------------------------------------------------------------
      PTFP                              25,614       32,900
--------------------------------------------------------------------------------
      IFIP                              51,003       41,678
--------------------------------------------------------------------------------
      GBP                                4,770       22,923
--------------------------------------------------------------------------------
      IP                                59,187      126,807
--------------------------------------------------------------------------------
      BP                               127,334      142,534
--------------------------------------------------------------------------------
      EIP                               37,520       31,814
--------------------------------------------------------------------------------
      VEP                               61,581       99,882
--------------------------------------------------------------------------------
      EIDP                              39,071       31,260
--------------------------------------------------------------------------------
      BCEP                             136,300      113,518
--------------------------------------------------------------------------------
      CGP                              418,451      410,736
--------------------------------------------------------------------------------
      MCEP                              95,285      100,460
--------------------------------------------------------------------------------
      SCEP                             370,259      372,954
--------------------------------------------------------------------------------
      IEP                               17,967       20,369
--------------------------------------------------------------------------------
      EMEP                               7,500        9,088
--------------------------------------------------------------------------------
      The purchases and sales of U.S. government securities were as follows:

--------------------------------------------------------------------------------
                                       PURCHASES      SALES
     PORTFOLIO                          (000)         (000)
--------------------------------------------------------------------------------
      STTP                            $ 28,647     $ 28,347
--------------------------------------------------------------------------------
      STBP                              46,590       31,768
--------------------------------------------------------------------------------
      IFIP                              68,508       63,603
--------------------------------------------------------------------------------
      GBP                               37,024       32,019
--------------------------------------------------------------------------------
      IP                               392,782      399,248
--------------------------------------------------------------------------------
      BP                                27,006       20,752
--------------------------------------------------------------------------------
      For federal income tax purposes, the cost of securities owned at April 30, 2002, was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities at April 30, 2002, for each Portfolio is as follows:

--------------------------------------------------------------------------------
                     NET UNREALIZED    NET UNREALIZED      NET UNREALIZED
                       APPRECIATED      DEPRECIATED        APPRECIATION
                       SECURITIES       SECURITIES        (DEPRECIATION)
   PORTFOLIO              (000)            (000)               (000)
--------------------------------------------------------------------------------
      STTP             $   773         $    (51)           $    722
--------------------------------------------------------------------------------
      STBP                 960              (82)                878
--------------------------------------------------------------------------------
      MTFP               4,559             (456)              4,103
--------------------------------------------------------------------------------
      PTFP               5,705           (1,018)              4,687
--------------------------------------------------------------------------------
      IFIP               2,938             (507)              2,431
--------------------------------------------------------------------------------
      GBP                2,119             (492)              1,627
--------------------------------------------------------------------------------
      IP                 5,508           (1,467)              4,041
--------------------------------------------------------------------------------
      BP                29,214          (35,087)             (5,873)
--------------------------------------------------------------------------------
      EIP               17,343           (2,266)             15,077
--------------------------------------------------------------------------------
      VEP               96,156           (5,069)             91,087
--------------------------------------------------------------------------------
      EIDP               9,642          (26,989)            (17,347)
--------------------------------------------------------------------------------
      BCEP              29,549          (40,066)            (10,517)
--------------------------------------------------------------------------------
      CBP               17,433          (16,728)                705
--------------------------------------------------------------------------------
      MCEP              17,131           (3,666)             13,465
--------------------------------------------------------------------------------
      SCEP              24,956           (3,160)             21,796
--------------------------------------------------------------------------------
      IEP                1,758           (6,025)             (4,267)
--------------------------------------------------------------------------------
      EMEP                 915             (322)                593
--------------------------------------------------------------------------------


6. SECURITIES LENDING TRANSACTIONS

      In order to generate additional income, certain Portfolios may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker/dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at April 30, 2002, income generated from the program during the year ended April 30, 2002, and collateral received and held at April 30, 2002, with respect to such loans were as follows:

                                                  ANNUAL REPORT / April 30, 2002

128   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                                  INCOME RECEIVED
                              MARKET VALUE OF     FROM SECURITIES
                             LOANED SECURITIES        LENDING
  PORTFOLIO                       (000)                (000)
--------------------------------------------------------------------------------
STBP                           $    --                $ 25
--------------------------------------------------------------------------------
IFIP                            18,972                  56
--------------------------------------------------------------------------------
GBP                             16,889                  43
--------------------------------------------------------------------------------
IP                              68,112                 234
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  COLLATERAL

                             MONEY             MARKET VALUE OF
           REPURCHASE       MARKET              U.S. TREASURY
           AGREEMENTS    INSTRUMENTS    CASH     OBLIGATIONS      TOTAL
PORTFOLIO    (000)          (000)       (000)       (000)         (000)
--------------------------------------------------------------------------------
IFIP         $12,770       $ 6,295     $ --        $  586        $19,651
--------------------------------------------------------------------------------
GBP           11,325         5,941       --           258         17,524
--------------------------------------------------------------------------------
IP            34,496        34,054        7         1,168         69,725
--------------------------------------------------------------------------------

7. CONCENTRATION OF RISK
      IEP and EMEP invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

      PTFMMP, MTFP and PTFP invest in debt instruments of municipal issuers. Although these Portfolios monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

      PTFMMP, MTFP and PTFP invest in securities that include revenue bonds and general obligation bonds. At April 30, 2002, the percentage of portfolio investments by each revenue source was as follows:

--------------------------------------------------------------------------------
                         PTFMMP          MTFP         PTFP
--------------------------------------------------------------------------------
Education                    25%         13%           13%
--------------------------------------------------------------------------------
Healthcare                   17          22            35
--------------------------------------------------------------------------------
Transportation                4           3            --
--------------------------------------------------------------------------------
Utility                       3           6             5
--------------------------------------------------------------------------------
Housing                       3           3            --
--------------------------------------------------------------------------------
Pollution Control            --           4             1
--------------------------------------------------------------------------------
Public Facility               6           8            10
--------------------------------------------------------------------------------
Industrial                   21           3            11
--------------------------------------------------------------------------------
Other                         3           3             7
--------------------------------------------------------------------------------
General Obligations          18          35            18
--------------------------------------------------------------------------------
                            100%        100%          100%
--------------------------------------------------------------------------------

8. FUND MERGERS

      On August 12, 2000, the Govett Global Income Fund, the Govett International Equity Fund, and the Govett Emerging Markets Equity Fund were reorganized into the IP, IEP and EMEP, respectively. On September 16, 2000, the Govett Smaller Companies Fund was reorganized into the SCEP. Shares of the Govett Funds were exchanged for shares of the respective ARK Portfolios in a tax-free exchange.

      The acquired net assets consisted primarily of the following components

--------------------------------------------------------------------------------
                                  ACQUIRED
                               NET UNREALIZED     ACQUIRED
  PORTFOLIO                     APPRECIATION     NET ASSETS
--------------------------------------------------------------------------------
IP                               $    4,228     $ 3,394,864
--------------------------------------------------------------------------------
SCEP                              7,269,962      62,433,270
--------------------------------------------------------------------------------
IEP                                      --      43,889,830
--------------------------------------------------------------------------------
EMEP                              1,852,298      12,154,505
--------------------------------------------------------------------------------

April 30, 2002  /   ANNUAL REPORT

                       This page intentionally left blank.

130  NOTES TO FINANCIAL STATEMENTS

9.    SHARES ISSUED AND REDEEMED (000):



------------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR PERIOD INDICATED
 TRANSACTIONS IN PORTFOLIO SHARES
 WERE AS FOLLOWS:
                                           TMMP                   GMMP                     MMP                    TFMMP
------------------------------------------------------------------------------------------------------------------------------------
                                     05/01/01    05/01/00    05/01/01    05/01/00    05/01/01    05/01/00    05/01/01    05/01/00
                                  to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01
                                 ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
SHARES ISSUED AND REDEEMED:
     Institutional Class Shares:

         Shares Issued                466,051     693,983   1,809,961   2,374,146   2,527,316   1,209,958      82,024      62,457
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions              23          8           --          --       1,712       2,618          --          --
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed             (475,352)   (713,500  (1,725,723) (2,545,310) (2,184,923) (1,137,812)    (74,801)    (64,071)
                                 ---------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                (9,278)    (19,509)     84,238    (171,164)    344,105      74,764       7,223      (1,614)
------------------------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Shares Issued                 30,179      35,543     154,038     382,422     123,836     220,611      25,344      40,185
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions             447         764          --+         38       7,648      15,571         651       1,173
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed              (29,821)    (33,340)   (194,408)   (383,258)   (169,143)   (190,507)    (15,121)    (48,961)
                                 ---------------------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                         805       2,967     (40,370)       (798)    (37,659)     45,675      10,874      (7,603)
------------------------------------------------------------------------------------------------------------------------------------
     Class B Shares:
         Shares Issued                     --          --          --          --          96         103          --          --
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions              --          --          --          --           3           2          --          --
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed                   --          --          --          --         (48)        (23)         --          --
                                 ---------------------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                          --          --          --          --          51          82          --          --
------------------------------------------------------------------------------------------------------------------------------------
     Institutional II Class Shares:
         Shares Issued                507,157     440,628   1,045,057     531,461   2,294,308   1,807,345      98,032      97,949
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions              --          --          --           1          --          --          --          --
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed             (463,193)   (460,064)   (948,855)   (449,663) (2,201,705) (1,742,150)   (109,667)    (89,207)
                                 ---------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL II CLASS
     SHARE TRANSACTIONS                43,964     (19,436)     96,202      81,799      92,603      65,195     (11,635)      8,742
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                35,491     (35,978)    140,070     (90,163)    399,100     185,716       6,462        (475)
------------------------------------------------------------------------------------------------------------------------------------

+   Amount rounds to less than one thousand.
(1) Commenced operations on May 1, 2001.

                                            NOTES TO FINANCIAL STATEMENTS   131

                                   PTFMMP                STTP                  STBP                     MTFP
                                  05/01/01       05/01/01    05/01/00    05/01/01    05/01/00    05/01/01    05/01/00
                               to 04/30/02(1) to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to
                               -------------- ----------- ----------- ----------- ----------- ----------- -----------
SHARES ISSUED AND REDEEMED:
     Institutional Class Shares:

         Shares Issued                 79,059       1,051         495       1,858       1,337       1,385       1,277
                               --------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions              --+         18          18         150         235          45          34
                               --------------------------------------------------------------------------------------
         Shares Redeemed              (55,008)       (996)       (592)     (2,361)     (3,529)       (845)     (1,477)
                               --------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                24,051          73         (79)       (353)     (1,957)        585        (166)
---------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Shares Issued                     --         198         126          --          --       1,000         502
                               --------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions              --          34          39          --          --          82          85
                               --------------------------------------------------------------------------------------
         Shares Redeemed                   --        (291)       (289)         --          --        (929)       (831)
                               --------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                          --         (59)       (124)         --          --         153        (244)
----------------------------------------------------------------------------------------------------------------------
     Class B Shares:
         Shares Issued                     --          --          --          --          --          60          76
                               --------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions              --          --          --          --          --           2           1
                               --------------------------------------------------------------------------------------
         Shares Redeemed                   --          --          --          --          --         (12)         (7)
                               --------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                          --          --          --          --          --          50          70
---------------------------------------------------------------------------------------------------------------------
     Institutional II Class Shares:
         Shares Issued                  5,095          --          --          --          --          --          --
                               --------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions              --+         --          --          --          --          --          --
                               --------------------------------------------------------------------------------------
         Shares Redeemed               (3,027)         --          --          --          --          --          --
                               --------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL II CLASS
     SHARE TRANSACTIONS                 2,068          --          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                26,119          14        (203)       (353)     (1,957)        788        (340)
----------------------------------------------------------------------------------------------------------------------

                                             PTFP
                                     05/01/01    05/01/00
                                  to 04/30/02 to 04/30/01
                                  ----------- -----------
SHARES ISSUED AND REDEEMED:
     Institutional Class Shares:

         Shares Issued                  1,135       1,827
                                 -------------------------
         Shares Issued in Lieu of
           Cash Distributions              22          14
                                 -------------------------
         Shares Redeemed               (1,641)     (2,570)
                                 -------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                  (484)       (729)
----------------------------------------------------------
     Class A Shares:
         Shares Issued                     33          65
                                 -------------------------
         Shares Issued in Lieu of
           Cash Distributions               7           9
                                 -------------------------
         Shares Redeemed                  (90)       (132)
                                 -------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                         (50)        (58)
----------------------------------------------------------
     Class B Shares:
         Shares Issued                      9           2
                                 -------------------------
         Shares Issued in Lieu of
           Cash Distributions               1          --
                                 -------------------------
         Shares Redeemed                   (1)        (14)
                                 -------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                           9         (12)
----------------------------------------------------------
     Institutional II Class Shares:
         Shares Issued                     --          --
                                 -------------------------
         Shares Issued in Lieu of
           Cash Distributions              --          --
                                 -------------------------
         Shares Redeemed                   --          --
                                 -------------------------
     TOTAL INSTITUTIONAL II CLASS
     SHARE TRANSACTIONS                    --          --
----------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                  (525)       (799)



April 30, 2002  /   ANNUAL REPORT

132  NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR PERIOD INDICATED
 TRANSACTIONS IN PORTFOLIO SHARES
 WERE AS FOLLOWS:                            IFIP                   GBP                     IP                      BP
------------------------------------------------------------------------------------------------------------------------------------
                                      05/01/01   05/01/00    05/01/01    05/01/00    05/01/01    05/01/00    05/01/01    05/01/00
                                  to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01
                                 ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
SHARES ISSUED AND REDEEMED:
     Institutional Class Shares:

         Shares Issued                  2,169       3,050       1,250         748       3,719       6,065       1,235       1,774
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
         Distributions                    140         147         155         221       1,144       1,648         397       1,770
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed               (2,230)     (2,201)     (4,188)     (5,792)    (15,914)     (6,472)     (3,165)     (3,358)
                                 ---------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                    79         996      (2,783)     (4,823)    (11,051)      1,241      (1,533)        186
------------------------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Shares Issued from Govett Merger  --          --          --          --          --         348          --          --
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued                     --          --         230          52         478          87         500         693
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                --          --          14          10          45          38          57         228
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed                   --          --        (127)        (58)       (287)       (187)       (532)       (451)
                                 ---------------------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                          --          --         117           4         236         286          25         470
------------------------------------------------------------------------------------------------------------------------------------
     Class B Shares:
         Shares Issued                     --          --          --          --          75          36         178         388
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                --          --          --          --           4           2          12          66
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed                   --          --          --          --          (8)        (12)       (134)        (77)
                                 ---------------------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                          --          --          --          --          71          26          56         377
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                    79         996      (2,666)     (4,819)    (10,744)      1,553      (1,452)      1,033
------------------------------------------------------------------------------------------------------------------------------------

                                            NOTES TO FINANCIAL STATEMENTS   133

                                              EIP                   VEP                     EIDP                   BCEP
                                     05/01/01    05/01/00    05/01/01    05/01/00    05/01/01    05/01/00    05/01/01    05/01/00
                                  to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01
                                 ------------ ----------- ----------- ----------- ----------- ----------- ----------- -----------
SHARES ISSUED AND REDEEMED:
     Institutional Class Shares:

         Shares Issued                    814         639       2,671       1,509       2,868       1,506       3,087       3,683
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash
         Distributions                     35         610       1,525       3,275          83       1,868          11         250
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed                 (793)     (1,273)     (5,676)     (7,650)     (1,987)     (3,955)     (1,921)     (1,055)
                                 ---------------------------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                    56         (24)     (1,480)     (2,866)        964        (581)      1,177       2,878
------------------------------------------------------------------------------------------------------------------------------------
     Class A Shares:
         Shares Issued from Govett Merger  --          --          --          --          --          --          --          --
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued                    214         113         161         195         107         358         585         596
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                 8          31          38          61           5         123           4          91
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed                  (93)        (54)       (180)       (178)       (144)        (97)       (666)       (384)
                                 ---------------------------------------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                         129          90          19          78         (32)        384         (77)        303
------------------------------------------------------------------------------------------------------------------------------------
     Class B Shares:
         Shares Issued                     --          --          45          35          --          --         140         314
                                 ---------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
         Cash Distributions                --          --           8           8          --          --          --          17
                                 ---------------------------------------------------------------------------------------------------
         Shares Redeemed                   --          --          (7)         (7)         --          --         (72)        (53)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                          --          --          46          36          --          --          68         278
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                   185          66      (1,415)     (2,752)        932        (197)      1,168       3,459
------------------------------------------------------------------------------------------------------------------------------------


April 30, 2002  /   ANNUAL REPORT

134   NOTES TO FINANCIAL STATEMENTS


---------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR PERIOD INDICATED
 TRANSACTIONS IN PORTFOLIO SHARES
 WERE AS FOLLOWS:                            CGP                   MCEP                    SCEP
---------------------------------------------------------------------------------------------------------

                                     05/01/01    05/01/00    05/01/01    05/01/00    05/01/01    05/01/00
                                  to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01 to 04/30/02 to 04/30/01
                                  ----------- ----------- ----------- ----------- ----------- -----------
SHARES ISSUED AND REDEEMED:
     Institutional Class Shares:
           Shares Issued from
           Govett Merger                   --          --          --          --          --         --
                                  -----------------------------------------------------------------------
           Shares Issued                2,647       2,762       1,731       1,293       2,386       1,209
                                  -----------------------------------------------------------------------
           Shares Issued in Lieu
           of Cash Distributions           --         672          --       1,402           1         762
                                  -----------------------------------------------------------------------
           Shares Redeemed             (1,972)     (1,649)     (1,816)       (619)     (2,736)       (500)
                                  -----------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                   675       1,785         (85)      2,076        (349)      1,471
---------------------------------------------------------------------------------------------------------
     Class A Shares:
           Shares Issued from
           Govett Merger                   --          --          --          --          --         3,3
---------------------------------------------------------------------------------------------------------
           Shares Issued                  544       1,145         280         260       1,171       5,640
                                  -----------------------------------------------------------------------
           Shares Issued in Lieu of
           Cash Distributions              --         194          --          47          --         115
                                  -----------------------------------------------------------------------
           Shares Redeemed               (499)       (981)       (147)        (31)       (799)     (5,815)
                                  -----------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                          45         358         133         276         372       3,338
---------------------------------------------------------------------------------------------------------
     Class B Shares:
           Shares Issued                  128         330          --          --          41           8
                                  -----------------------------------------------------------------------
           Shares Issued in Lieu of
           Cash Distributions              --          68          --          --          --          --
                                  -----------------------------------------------------------------------
           Shares Redeemed               (100)        (75)         --          --          (1)         (1)
                                  -----------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                          28         323          --          --          40           7
---------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                   748       2,466          48       2,352          63       4,816
---------------------------------------------------------------------------------------------------------

                                            NOTES TO FINANCIAL STATEMENTS   135


FOR THE YEAR OR PERIOD INDICATED
 TRANSACTIONS IN PORTFOLIO SHARES
 WERE AS FOLLOWS:                                 IEP(1)(2)                         EMEP(1)(2)
                                     05/01/01     11/1/00    01/01/00    05/01/01    11/01/00    01/01/00
                                  to 04/30/02 to 04/30/01 to 10/31/00 to 04/30/02 to 04/30/01 to 10/31/00
                                  ----------- ----------- ----------- ----------- ----------- -----------
SHARES ISSUED AND REDEEMED:
     Institutional Class Shares:
           Shares Issued from
           Govett Merger                   --          --       3,354          --          --          --
                                  -----------------------------------------------------------------------
           Shares Issued                  527         484         175          --          --          --
                                  -----------------------------------------------------------------------
           Shares Issued in Lieu
           of Cash Distributions           --          4         193          99          --          --
                                  -----------------------------------------------------------------------
           Shares Redeemed             (1,049)       (965)       (301)         --          --          --
                                  -----------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                  (518)       (288)      3,327          --          --          --
---------------------------------------------------------------------------------------------------------
     Class A Shares:
           Shares Issued from
           Govett Merger                   --          --         284          --          --          --
                                  -----------------------------------------------------------------------
           Shares Issued                  240       1,775          28         265          99         108
                                  -----------------------------------------------------------------------
           Shares Issued in Lieu of
           Cash Distributions               1          51         149           3          --          --
                                  -----------------------------------------------------------------------
           Shares Redeemed               (376)     (1,745)       (216)       (428)       (180)       (453)
                                  -----------------------------------------------------------------------
     TOTAL CLASS A SHARE
     TRANSACTIONS                        (135)         81         245        (160)        (81)       (345)
---------------------------------------------------------------------------------------------------------
     Class B Shares:
           Shares Issued                   --          --          --          --          --          --
                                  -----------------------------------------------------------------------
           Shares Issued in Lieu of
           Cash Distributions              --          --          --          --          --          --
                                  -----------------------------------------------------------------------
           Shares Redeemed                 --          --          --          --          --          --
                                  -----------------------------------------------------------------------
     TOTAL CLASS B SHARE
     TRANSACTIONS                          --          --          --          --          --          --
---------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                  (653)       (207)      3,572        (160)        (81)       (345)
---------------------------------------------------------------------------------------------------------

   (1) The operations of the Portfolio prior to August 12, 2000 are those of the former Govett Fund. See Note 8.
   (2) Share activity for the period prior to August 12, 2000 have been restated to reflect the conversion ratio used in the merger.

April 30, 2002  /   ANNUAL REPORT

136   INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
ARK Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio, portfolios of ARK Funds (the "Portfolios"), as of April 30, 2002, and the related statements of operations for the year or period then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, except as noted below. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For Emerging Markets Equity Portfolio and International Equity Portfolio the financial highlights for each of the years or periods ended prior to January 1, 2000 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio and as of April 30, 2002, the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods specified above (except for the Portfolios and periods audited and reported on by other auditors as specified above), in conformity with accounting principles generally accepted in the United States of America.



                                                /S/KPMG LLP

Boston, Massachusetts
June 11, 2002

April 30, 2002  /   ANNUAL REPORT

                                          NOTICE TO SHAREHOLDERS (UNAUDITED) 137

For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

For the fiscal year ended April 30, 2002, each Portfolio is designating the following items with regard to distribution paid during the year.

---------------------------------------------------------------------------------------------------------
                            LONG TERM
                           (20% RATE)          ORDINARY
                          CAPITAL GAINS         INCOME
                          DISTRIBUTIONS       DISTRIBUTION               QUALIFYING       FOREIGN
 PORTFOLIO                (TAX BASIS)         (TAX BASIS)      TOTAL   DIVIDENDS (1)   TAX CREDIT (2)
---------------------------------------------------------------------------------------------------------
STBP                           0%                100%           100%         0%             0%
---------------------------------------------------------------------------------------------------------
GBP                            0%                100%           100%         5%             0%
---------------------------------------------------------------------------------------------------------
VEP                           95%                  5%           100%       100%             0%
---------------------------------------------------------------------------------------------------------
IEP                            0%                100%           100%         0%            52%
---------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent those dividends that qualify for the corporate dividends received deduction.
(2) IEPhad $636,489 in gross foreign income, of which $63,482 was foreign tax credits passed through to the shareholders.

                                                  ANNUAL REPORT / April 30, 2002

138

TRUSTEES OF THE FUND (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF          OTHER
                                                                                          PORTFOLIOS IN    TRUSTEESHIPS
                                                                                              FUND         DIRECTORSHIPS
        NAME,              POSITION       LENGTH OF        PRINCIPAL OCCUPATION(S)           COMPLEX     HELD BY TRUSTEES
   AGE AND CONTACT         WITH THE         TIME                   DURING                   OVERSEEN     OUTSIDE ARK FUNDS
       ADDRESS               TRUST         SERVED               PAST 5 YEARS               BY TRUSTEE         COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)
------------------------------------------------------------------------------------------------------------------------------------
Rick A. Gold1              President     since 2000     Executive Vice President of Asset       30          None
Born: August 5, 1949          and                       Management Group of Allfirst
100 East Pratt Street,      Trustee                     Financial, Inc., the parent company
15th Floor,                                             to Allfirst Trust Company and AIA.
Baltimore, MD 21202
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
William H. Cowie, Jr        Trustee      since 1993     Retired: former Chief Financial         30          None
Born: January 24, 1931                                  Officer of Pencor, Inc. (developers
1408 Ruxton Road,                                       of environmental projects)
Baltimore, MD 21204                                     (1991-1995).
------------------------------------------------------------------------------------------------------------------------------------
David D. Downes             Trustee      since 1995     Attorney in private practice (since     30          None
Born: July 16, 1935                                     October 1996); former partner
210 Allegheny Avenue                                    (1989-1995) and of counsel
Towson, MD 21204                                        (1995-1996) of Venable, Baetjer
                                                        & Howard.
------------------------------------------------------------------------------------------------------------------------------------
Sir Victor Garland          Trustee      since 2000     Private Investor (since 1994);          30          Director and Chairman:
Born:May 5, 1934                                        President of The Govett Funds,                      Henderson Far East
15 Wilton Place,                                        Inc, and director of a number of                    Income Trust plc
Knightsbridge, London                                   U.K. public companies; former                       (chairman since 1990).
SWIX 8RL                                                Australian Ambassador to the                        Director: The
                                                        U.K. and a former director of                       Throgmorton Trust plc
                                                        Prudential Assurance Corp. in                       Director: Framington
                                                        the U.K.                                            Income and Capital Trust
                                                                                                            plc. Director and
                                                                                                            Chairman: Fidelity Asian
                                                                                                            Valves plc (chairman
                                                                                                            since 2001). Director
                                                                                                            and Chairman: Govett
                                                                                                        `   Enhanced Income
                                                                                                            Investment Trust plc.
                                                                                                            Director: GEIIT plc.
                                                                                                            Director: Govett Asian
                                                                                                            Income and Growth Trust
                                                                                                            Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Charlotte R. Kerr           Trustee      since 1993     Practitioner and faculty member         30          None
Born: September 26, 1946                                of Traditional Acupuncture
American City Building,                                 Institute.
10227 Wincopin Circle,
Suite 108,
Columbia, MD 21044
------------------------------------------------------------------------------------------------------------------------------------
Richard B. Seidel           Trustee      since 1998     Director and President (since           30          None
Born: April 20, 1941                                    1994) of Girard Partners
770 Hedges Lane,                                        (a registered broker-dealer).
Wayne, PA 19087
------------------------------------------------------------------------------------------------------------------------------------

1 Mr. Gold is deemed to be an "interested person" due to his affiliation with Allfirst Trust Company N.A.
Additional information concerning the Trustees is contained in the Statement of Additional Information
("SAI") and is available by contacting the Fund at 1-800-275-3863.

April 30, 2002  /   ANNUAL REPORT


                                                                             139

OFFICERS OF THE FUND (UNAUDITED)

---------------------------------------------------------------------------------------------
        NAME,              POSITION       LENGTH OF        PRINCIPAL OCCUPATION(S)
   AGE AND CONTACT         WITH THE         TIME                   DURING
       ADDRESS               TRUST         SERVED               PAST 5 YEARS
---------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------
Ronald H. Hirsch           Treasurer     since 2002     Managing Director of Operations
Born: October 14, 1943                                  and Finance for Forum Financial
Two Portland Square,                                    Group, LLC (associated since
Portland, ME 04101                                      1999); former member of Board
                                                        of Citibank Germany (1991-1998).
---------------------------------------------------------------------------------------------
Michele L. Dalton            Vice        since 2000     Senior Vice President of Allfirst
Born: February 16, 1959    President                    Financial, Inc. (since 1994).
100 East Pratt Street,        and
15th Floor                 Assistant
Baltimore, MD 21202        Secretary
----------------------------------------------------------------------------------------------
Thomas R. Rus              Secretary     since 2000     Vice President and Trust
Born: October 11, 1959                                  Counsel of Allfirst Trust
Allfirst Bank Building                                  Company, N.A. and Allfirst
25 South Charles Street,                                Bank, Compliance Officer of
M/C 101-621                                             Allfirst Trust Company, N.A.
Baltimore, MD 21201                                     and ARK Funds. Employed
                                                        with Allfirst Bank since 1995.
---------------------------------------------------------------------------------------------
D. Blaine Riggle             Vice        since 2002     Relationship Manager and
Born: November 12, 1966    President                    Counsel for Forum Financial
Two Portland Square,          and                       Group, LLC (associated since
Portland, ME 04101         Assistant                    1998); former Associate Counsel
                           Secretary                    of Wright Express Corp. (1997-
                                                        1998); former associate at Friedman,
                                                        Babcock & Gaythwaite (1994-1997).
---------------------------------------------------------------------------------------------
Cheryl O. Tumlin             Vice        since 2002     Counsel for Forum Financial
Born: June 30, 1966        President                    Group, LLC (associated from
Two Portland Square,          and                       1996-1999 and again since 2001);
Portland, ME 04101         Assistant                    former counsel at I-many, Inc.
                           Secretary                    (1999-2001); Staff Attorney at the
                                                        United States Securities and Exchange
                                                        Commission (1995-1996).
---------------------------------------------------------------------------------------------
Dawn L. Taylor             Assistant     since 2002     Tax Manager at Forum Financial
Born: May 14, 1964         Treasurer                    Group, LLC (since 1997); former
Two Portland Square,                                    Senior Tax Accountant at Purdy,
Portland, ME 04101                                      Bingham & Burrell, LLC (1997);
                                                        Senior Fund Accountant
                                                        at Forum Financial
                                                        Group, LLC (1994-1997);
                                                        Tax Consultant at New
                                                        England Financial
                                                        Services (1986-1994).
---------------------------------------------------------------------------------------------
Nathan V. Gemmiti          Assistant     since 2002     Staff Attorney, Forum Financial
Born: August 6, 1970       Secretary                    Group, LLC (since 2001); Associate
Two Portland Square,                                    at the law firm of Pierce Atwood
Portland, ME 04101                                      (since 1998).
---------------------------------------------------------------------------------------------



                                                  ANNUAL REPORT / April 30, 2002

                                      NOTES

                               INVESTMENT ADVISOR

                        Allied Investment Advisors, Inc.
                               Baltimore, Maryland

                              INVESTMENT SUBADVISOR

                                AIB Govett, Inc.
                                 London, England

                                    TRUSTEES

                              William H. Cowie, Jr.
                                 David D. Downes
                               Sir Victor Garland
                                  Rick A. Gold
                                Charlotte R. Kerr
                                Richard B. Seidel

                                  ADMINISTRATOR

                          Allfirst Trust Company, N.A.
                               Baltimore, Maryland

                                   DISTRIBUTOR

                           ARK Funds Distributors, LLC
                                 Portland, Maine

                                  LEGAL COUNSEL

                           Kirkpatrick & Lockhart LLP
                                Washington, D.C.

                              INDEPENDENT AUDITORS
                                    KPMG LLP

                              Boston, Massachusetts

                                    CUSTODIAN

                          Allfirst Trust Company, N.A.
                               Baltimore, Maryland

                            [ARK Funds Logo Omitted]

100 EAST PRATT STREET, 15TH FLOOR |  MAIL CODE 104-410 |  BALTIMORE, MD 21202

We are pleased to send you our Annual Report for the period ended 4/30/02.
This report contains important information about your investments in ARK Funds. Because we are sending a report to each person listed as shareholder, you
(or your household) may receive more than one report.


This material must be preceded or accompanied by a current prospectus. ARK-AR-001-0602

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